UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Annual Report May 31, 2012

Columbia Absolute Return Emerging Markets Macro Fund

Columbia Absolute Return Emerging Markets Macro Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview

Performance Summary

>	For the 12-month period that ended May 31, 2012, Columbia Absolute Return Emerging Markets Macro Fund (the fund) Class A shares returned 1.09% excluding sales charge.

>	To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04%, and the 1 Month USD LIBOR returned 0.11% for the same period.

>	The fund primarily used interest rate, credit and currency strategies to navigate the volatility within the emerging market fixed income asset class during the annual period.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	1 Year	Life
Class A	04/07/11
Excluding sales charges		1.09	1.03
Including sales charges		-4.72	-4.04
Class B	04/07/11
Excluding sales charges		0.26	0.23
Including sales charges		-4.72	-3.25
Class C	04/07/11
Excluding sales charges		0.26	0.23
Including sales charges		-0.73	0.23
Class I	04/07/11	1.40	1.31
Class R	04/07/11	0.81	0.70
Class W	04/07/11	0.92	0.89
Class Z	04/07/11	1.27	1.19
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.05
1 Month USD LIBOR		0.11	0.27

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effects of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

The 1 Month USD LIBOR is the average interest rate at which a selection of banks in London lend US dollar funds from one another with a maturity of one month. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 7, 2011 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Emerging Markets Macro Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Jim Carlen, CFA

Effective April 5, 2012, Nic Pifer and Jim Carlen assumed portfolio management responsibility for the fund.

At May 31, 2012, approximately 70% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Absolute Return Emerging Markets Macro Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 16, Class I capital stock activity for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Absolute Return Emerging Markets Macro Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 7 and 29.

For the 12-month period that ended May 31, 2012, the fund’s Class A shares returned 1.09% excluding sales charge. To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04%, and the 1 Month USD LIBOR returned 0.11%. The fund primarily used interest rate, credit and currency strategies to navigate the volatility within the emerging market fixed income asset class during the annual period.

Muted Returns Mask Market Volatility

While absolute returns may seem somewhat muted on the surface, such returns mask what was actually rather significant volatility driven in large part by factors exogenous to the emerging markets. Indeed, volatility was driven primarily by heightened investor concerns regarding stretched public accounts in the most advanced economies and the need to design new fiscal measures to support weak domestic demand. The eurozone sovereign debt crisis, the U.S. debt ceiling debate and the pace of U.S. economic recovery dominated headlines. While slowing growth in many emerging world nations was also a concerning factor, there was, importantly, a lack of any sovereign solvency issues among the emerging markets, bar a small number of minor countries. Importantly, emerging market fundamentals overall improved. Inflation within the emerging markets appears to have peaked and begun to decline, helped in part by currency appreciation. Also, most emerging market nations had sound public balance sheets and large central bank reserves. Most emerging market nations had room for countercyclical policy if needed, and several already began to cut interest rates toward the end of 2011.

Significant Performance Factors

The fund pursues a positive absolute return by exploiting macro-level views on emerging market debt and currencies, seeking to identify investment opportunities employing a combination of top-down fundamental research, economic policy and political assessments, and quantitative and technical analyses.

Early in the annual period, the fund was positioned with a focus on emerging markets with credible policy management and little external financing requirements. We added exposure to solid commodity exporters, such as Colombia, Malaysia and Indonesia, and remained exposed to Brazil. Also, a weak external environment and receding inflation reduced pressures on emerging market central banks to hike interest rates. Thus, we favored positions in short-term securities in selected local markets where yield curves were priced for rate hikes, where economic recoveries were fragile or where output gaps remained. We received

4	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance (continued)

rates in Poland and Mexico, both where 1% of hikes were still priced in despite the proximity to the weak euro area and U.S. markets, respectively. We also began to receive rates in countries with strong central bank credibility and slowing inflation, like Israel.

Going into September 2011, we reduced the fund’s exposure to emerging market sovereign debt and currencies. Emerging market sovereign credit suffered from a significant de-risking globally with little or no discrimination for fundamental credit quality. Domestic interest rates boosted performance. Since the end of June, we had been anticipating inflation worries to abate on a slowdown in global economic growth and adequate central bank response in the emerging markets. Thus, the fund was positioned for lower policy rates across a broad range of markets.

In October, the markets rallied with a plan for euro-area bank recapitalization announced, Greek debt restructuring plans revamped and the leveraging of the European Financial Stability Fund agreed upon. With risk aversion dissipating, emerging market debt performed well. Bearish policy rate cuts started to be priced out of local yield curves, sovereign bonds met a solid demand, and currencies rose in value. In turn, the fund’s credit and currency exposures contributed positively to performance. Toward the end of 2011, the fund generated modestly negative absolute returns despite a defensive approach of focusing bond exposure on emerging market credits we considered strong based on net external creditor position, low external financing needs or commodity exporter status.

In the early months of 2012, our strategy was to seek protection against broad fear about the advanced world, invest on market weakness in bonds with what we believed had fundamental strength, play central banks’ room for maneuvering interest rates and understand how currency policy is a means to protect emerging market growth. During the first quarter of 2012, our interest rate and credit strategies contributed positively to the fund’s performance; our currency strategy detracted modestly.

Transitioning to a New Portfolio Management Team

As discussed above, some changes to the fund’s portfolio were made during the third quarter of 2011, as broad global risk aversion heightened. Other changes were made in the last months of the annual period as part of the transition to the new portfolio management team. Broadly speaking, in April and May, we sold what we considered to be higher risk credits, such as those of Iraq and Lebanon, and purchased credits with similar yields, including those of the Dominican Republic. We also established a fund position in the bonds of Petrotrin (Petroleum Co. of Trinidad & Tobago), a state-owned oil company. Similarly, we eliminated some currency positions in exposures with weaker fundamentals, such as the Turkish lira, and replaced those positions with currency exposures where we saw better underlying support, such as the Polish zloty and the Russian ruble. The fund’s portfolio turnover rate for the 12-month period was 285%.

Looking Ahead

Our view ahead for emerging market debt remains constructive but cognizant of both the significant external risks that form the investing context for the sector as well as some growing emerging market-specific risks. Clearly eurozone debt and banking crises remain the foremost factor that could dampen appetite for and/or inject volatility into risk assets. Questions about how the U.S. will address its own fiscal issues at the end of 2012 also hang over global economic growth prospects

Country Breakdown (%) (at May 31, 2012)
Chile	2.9
Colombia	6.7
Dominican Republic	2.6
Greece	0.2
Mexico	6.4
Qatar	2.4
Romania	1.0
Russian Federation	4.8
Trinidad and Tobago	1.2
Venezuela	2.0
Short-Term Investments Segregated in Connection with Open Derivatives Contracts (a)	69.8

Percentages indicated are based upon total investments.

The Fund’s portfolio composition is subject to change.

Country breakdown does not include exposure to countries included in the “Investments in Derivatives” on page 9 of this annual report.

(a) Includes investments in Money Market Funds (amounting to $73.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives, which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2012	5

Columbia Absolute Return Emerging Markets Macro Fund

Manager Discussion of Fund Performance (continued)

and the financial markets. Given the role larger emerging countries have played in driving global economic growth over the last three years, recent Chinese data softness and the notable deceleration in the larger South American economies are also concerning. On a country-specific level, continued policy missteps in Argentina, July elections in Mexico and potential for a shift in leadership in Venezuela are risks of growing importance.

Still, strong emerging market sovereign balance sheets, policy flexibility to respond to external developments and reasonably strong commodity prices should mean, in our view, that emerging market debt has some important underlying supports.

6	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.90	1,017.60	7.42	7.47	1.48
Class B	1,000.00	1,000.00	1,001.60	1,013.85	11.16	11.23	2.23
Class C	1,000.00	1,000.00	1,001.60	1,013.85	11.16	11.23	2.23
Class I	1,000.00	1,000.00	1,007.00	1,019.65	5.37	5.40	1.07
Class R	1,000.00	1,000.00	1,004.00	1,016.35	8.67	8.72	1.73
Class W	1,000.00	1,000.00	1,005.20	1,017.60	7.42	7.47	1.48
Class Z	1,000.00	1,000.00	1,006.70	1,018.90	6.12	6.16	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 3.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Colombia 3.9%
Corp. Andina de Fomento Senior Unsecured 01/15/16	3.750%		3,965,000	4,128,072

Total Corporate Bonds & Notes (Cost: $4,021,681)				4,128,072

Inflation-Indexed Bonds(a) 6.4%
Mexico 6.4%
Mexican Udibonos 12/19/13	3.500%	MXN	1,952,416	6,748,988

Total Inflation-Indexed Bonds (Cost: $7,516,593)				6,748,988

Foreign Government Obligations(a) 19.6%
Chile 2.9%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	1,500,000,000	3,068,138

Colombia 2.7%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		1,700,000	1,854,700

Empresa de Energia de Bogota SA Senior Unsecured(b) 11/10/21	6.125%		1,000,000	1,036,988

Total				2,891,688

Dominican Republic 2.6%
Dominican Republic International Bond Senior Unsecured(b) 05/06/21	7.500%		2,600,000	2,717,368

Greece 0.2%
Hellenic Republic Government Bond(c)
Senior Unsecured
02/24/23	2.000%		EUR 67,500	11,975
02/24/24	2.000%		EUR 67,500	11,067
02/24/25	2.000%		EUR 67,500	10,725
02/24/26	2.000%		EUR 67,500	10,433
02/24/27	2.000%		EUR 67,500	9,615
02/24/28	2.000%		EUR 72,000	10,741
02/24/29	2.000%		EUR 72,000	10,256
02/24/30	2.000%		EUR 72,000	10,534
02/24/31	2.000%		EUR 72,000	10,796
02/24/32	2.000%		EUR 72,000	10,324
02/24/33	2.000%		EUR 72,000	10,472
02/24/34	2.000%		EUR 72,000	10,073
02/24/35	2.000%		EUR 72,000	10,484
02/24/36	2.000%		EUR 72,000	9,794

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

02/24/37	2.000%	EUR 72,000	9,943
02/24/38	2.000%	EUR 72,000	9,277
02/24/39	2.000%	EUR 72,000	9,358
02/24/40	2.000%	EUR 72,000	10,362
02/24/41	2.000%	EUR 72,000	9,868
02/24/42	2.000%	EUR 72,000	10,464
10/15/42	0.000%	EUR 1,417,500	4,557

Total			211,118

Qatar 2.3%
Qatar Government International Bond Senior Unsecured 04/09/19	6.550%	2,050,000	2,467,790

Romania 0.9%
Romanian Government International Bond Senior Unsecured(b) 02/07/22	6.750%	1,000,000	1,000,655

Russian Federation 4.8%
Russian Foreign Bond — Eurobond(b) 04/04/17	3.250%	2,000,000	2,007,500

Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/17	4.950%	3,000,000	3,037,008

Total			5,044,508

Trinidad and Tobago 1.2%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%	1,000,000	1,219,944

Venezuela 2.0%
Petroleos de Venezuela SA 11/02/17	8.500%	2,660,000	2,101,400

Total Foreign Government Obligations (Cost: $20,988,531)			20,722,609

Money Market Funds 69.3%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)		73,317,978	73,317,978

Total Money Market Funds (Cost: $73,317,978)			73,317,978

Total Investments (Cost: $105,844,783)			104,917,647

Other Assets & Liabilities, Net			859,360

Net Assets			105,777,007

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

Credit Default Swap Contracts Outstanding at May 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Limited	Republic of Turkey	Dec. 20, 2015	1.00	2,700,000	139,794	(112,874)	(5,475)	21,445	—

Barclays	Emirate of Abu Dhabi	June 26, 2016	1.00	2,000,000	18,550	(3,448)	(4,055)	11,047	—

Barclays	Emirate of Abu Dhabi	Sept. 20, 2016	1.00	4,672,000	54,205	(11,531)	(9,474)	33,200	—

Barclays	Emirate of Abu Dhabi	March 20, 2017	1.00	11,000,000	177,151	(154,109)	(22,305)	737	—

Total								66,429	—

Credit Default Swap Contracts Outstanding at May 31, 2012

Sell Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	State of Qatar	June 20, 2016	1.00	2,000,000	(14,913)	3,448	4,055	—	(7,410)

Barclays	Republic of Peru	Sept. 20, 2016	1.00	7,344,000	(168,848)	192,538	14,892	38,582

Citibank	Republic of Peru	Sept. 20, 2016	1.00	3,000,000	(68,974)	30,691	6,083		(32,200)

Citibank	Republic of Peru	Sept. 20, 2016	1.00	1,500,000	(34,487)	36,348	3,042	4,903

Barclays	State of Qatar	Sept. 20, 2016	1.00	4,672,000	(46,927)	7,692	9,474		(29,761)

Citibank	People’s Republic of China	Dec. 20, 2016	1.00	1,500,000	(15,129)	27,221	3,042	15,134	—

Citibank New York	People’s Republic of China	Dec. 20, 2016	1.00	9,700,000	(97,832)	240,976	19,669	162,813	—

Barclays	State of Qatar	March 20, 2017	1.00	11,000,000	(165,512)	141,781	22,305		(1,426)

Total								221,432	(70,797)

Interest Rate Swap Contracts Outstanding at May 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citibank	1-Month MXN TIIE-Banxico	Pay	5.310	Aug. 29, 2016	185,000,000	—	—	(11,360)

Citibank	28-Day MXN TIIE-Banxico	Pay	5.310	Aug. 29, 2016	55,000,000	56,651	52,073	—

Barclays	1-Month MXN TIIE-Banxico	Pay	5.780	Dec. 19, 2016	220,000,000	—	242,574	—

Total							294,647	(11,360)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	June 26, 2012	3,048,000	(EUR)	3,879,817	(USD)	110,585	—

Citigroup Global Markets, Inc.	June 26, 2012	7,370,714	(USD)	23,175,000	(MYR)	—	(74,729)

Goldman, Sachs & Co.	July 2, 2012	1,771,237	(USD)	55,608,000	(RUB)	—	(114,205)

Goldman, Sachs & Co.	July 3, 2012	1,736,372	(USD)	6,022,000	(PLN)	—	(44,298)

HSBC Bank PLC	February 13, 2013	19,974,054	(USD)	125,230,040	(CNY)	—	(373,647)

Total						110,585	(606,879)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $11,019,463 or 10.42% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	14,742,267	302,352,071	(243,776,360)	—	73,317,978	109,649	73,317,978

Currency Legend

CLP	Chilean Peso

CNY	China, Yuan Renminbi

EUR	Euro

MXN	Mexican Peso

MYR	Malaysia Ringgits

PLN	Polish Zloty

RUB	Russian Rouble

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	4,128,072	—	4,128,072

Inflation-Indexed Bonds	—	6,748,988	—	6,748,988

Foreign Government Obligations	—	20,722,609	—	20,722,609

Total Bonds	—	31,599,669	—	31,599,669

Other

Money Market Funds	73,317,978	—	—	73,317,978

Total Other	73,317,978	—	—	73,317,978

Investments in Securities	73,317,978	31,599,669	—	104,917,647

Derivatives

Assets
Swap Contracts	—	582,508	—	582,508
Forward Foreign Currency Exchange Contracts	—	110,585	—	110,585

Liabilities
Swap Contracts	—	(82,157)	—	(82,157)
Forward Foreign Currency Exchange Contracts	—	(606,879)	—	(606,879)

Total	73,317,978	31,603,726	—	104,921,704

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $32,526,805)	$31,599,669

Affiliated issuers (identified cost $73,317,978)	73,317,978

Total investments (identified cost $105,844,783)	104,917,647

Cash	5,558

Foreign currency (identified cost $1,092,389)	1,076,566

Unrealized appreciation on forward foreign currency exchange contracts	110,585

Unrealized appreciation on swap contracts	582,508

Premiums paid on outstanding swap contracts	281,962

Receivable for:

Capital shares sold	72,882

Dividends	9,390

Interest	309,717

Reclaims	45,973

Total assets	107,412,788

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	606,879

Unrealized depreciation on swap contracts	82,157

Premiums received on outstanding swap contracts	737,346

Payable for:

Capital shares purchased	107,407

Investment management fees	2,669

Distribution fees	219

Transfer agent fees	24,597

Administration fees	232

Compensation of board members	3,447

Other expenses	70,828

Total liabilities	1,635,781

Net assets applicable to outstanding capital stock	$105,777,007

Represented by

Paid-in capital	$106,497,820

Undistributed net investment income	636,940

Accumulated net realized loss	(406,874)

Unrealized appreciation (depreciation) on:

Investments	(927,136)

Foreign currency translations	(27,800)

Forward foreign currency exchange contracts	(496,294)

Swap contracts	500,351

Total — representing net assets applicable to outstanding capital stock	$105,777,007

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$238,499

Shares outstanding	23,883

Net asset value per share	$9.99

Maximum offering price per share(a)	$10.60

Class B

Net assets	$2,489

Shares outstanding	250

Net asset value per share	$9.96

Class C

Net assets	$2,489

Shares outstanding	250

Net asset value per share	$9.96

Class I

Net assets	$73,787,971

Shares outstanding	7,369,427

Net asset value per share	$10.01

Class R

Net assets	$2,495

Shares outstanding	250

Net asset value per share	$9.98

Class W

Net assets	$31,698,776

Shares outstanding	3,178,204

Net asset value per share	$9.97

Class Z

Net assets	$44,288

Shares outstanding	4,427

Net asset value per share	$10.00

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income

Income:
Interest	$3,161,153
Dividends from affiliates	109,649

Total income	3,270,802

Expenses:
Investment management fees	1,112,877
Distribution fees
Class A	263
Class B	25
Class C	25
Class R	13
Class W	71,244
Transfer agent fees
Class A	554
Class B	12
Class C	12
Class R	17
Class W	153,390
Class Z	108,426
Administration fees	96,772
Compensation of board members	7,253
Printing and postage fees	79,365
Registration fees	74,650
Professional fees	50,265
Other	7,121

Total expenses	1,762,284

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(283,399)

Total net expenses	1,478,885

Net investment income	1,791,917

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(1,008,175)

Foreign currency translations	(339,422)

Forward foreign currency exchange contracts	(508,150)

Swap contracts	2,759,039

Net realized gain	903,292

Net change in unrealized appreciation (depreciation) on:
Investments	(976,068)
Foreign currency translations	(38,891)
Forward foreign currency exchange contracts	(501,462)
Swap contracts	471,057

Net change in unrealized depreciation	(1,045,364)

Net realized and unrealized loss	(142,072)

Net increase in net assets resulting from operations	$1,649,845

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment income	$1,791,917	$264

Net realized gain (loss)	903,292	(78,195)

Net change in unrealized appreciation (depreciation)	(1,045,364)	94,485

Net increase in net assets resulting from operations	1,649,845	16,554

Distributions to shareholders:

Net investment income

Class A	(1,072)	—

Class B	(17)	—

Class C	(17)	—

Class I	(1,228,266)	—

Class R	(25)	—

Class W	(580,605)	—

Class Z	(610,474)	—

Total distributions to shareholders	(2,420,476)	—

Increase in net assets from share transactions	73,999,469	32,531,615

Total increase in net assets	73,228,838	32,548,169

Net assets at beginning of year	32,548,169	—

Net assets at end of year	$105,777,007	$32,548,169

Undistributed (excess of distributions over) net investment income	$636,940	$(39,657)

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	30,405	308,695	250	2,500

Distributions reinvested	104	1,040	—	—

Redemptions	(6,876)	(69,703)	—	—

Net increase	23,633	240,032	250	2,500

Class B shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class C shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class I shares

Subscriptions	9,545,912	96,037,522	1,498,500	14,985,000

Distributions reinvested	123,193	1,228,231	—	—

Redemptions	(3,798,178)	(38,295,223)	—	—

Net increase	5,870,927	58,970,530	1,498,500	14,985,000

Class R shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class W shares

Subscriptions	4,970,330	50,662,374	250	2,500

Distributions reinvested	58,349	580,572	—	—

Redemptions	(1,850,725)	(18,610,681)	—	—

Net increase	3,177,954	32,632,265	250	2,500

Class Z shares

Subscriptions	3,729,969	37,820,051	1,752,890	17,542,809

Distributions reinvested	393	3,917	—	—

Redemptions	(5,477,953)	(55,667,326)	(872)	(8,694)

Net increase (decrease)	(1,747,591)	(17,843,358)	1,752,018	17,534,115

Total net increase	7,324,923	73,999,469	3,251,768	32,531,615

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.12	(0.00)(b)

Net realized and unrealized gain (loss)	(0.01)	0.01

Total from investment operations	0.11	0.01

Less distributions to shareholders:

Net investment income	(0.13)	—

Total distributions to shareholders	(0.13)	—

Net asset value, end of period	$9.99	$10.01

Total return	1.09%	0.10%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.79%	7.31%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.48%	1.45%(d)

Net investment income (loss)	1.16%	(0.24%)(d)

Supplemental data

Net assets, end of period (in thousands)	$238	$3

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:

Net investment income (loss)	0.08	(0.01)

Net realized and unrealized gain (loss)	(0.05)	0.01

Total from investment operations	0.03	(0.00)

Less distributions to shareholders:

Net investment income	(0.07)	—

Total distributions to shareholders	(0.07)	—

Net asset value, end of period	$9.96	$10.00

Total return	0.26%	0.00%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.95%	8.00%(c)

Net expenses after fees waived or expenses reimbursed(d)	2.23%	2.21%(c)

Net investment income (loss)	0.76%	(0.93%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:

Net investment income (loss)	0.08	(0.01)

Net realized and unrealized gain (loss)	(0.05)	0.01

Total from investment operations	0.03	(0.00)

Less distributions to shareholders:

Net investment income	(0.07)	—

Total distributions to shareholders	(0.07)	—

Net asset value, end of period	$9.96	$10.00

Total return	0.26%	0.00%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.95%	8.00%(c)

Net expenses after fees waived or expenses reimbursed(d)	2.23%	2.21%(c)

Net investment income (loss)	0.76%	(0.93%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.15	0.00(b)

Net realized and unrealized gain (loss)	(0.01)	0.01

Total from investment operations	0.14	0.01

Less distributions to shareholders:

Net investment income	(0.14)	—

Total distributions to shareholders	(0.14)	—

Net asset value, end of period	$10.01	$10.01

Total return	1.40%	0.10%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.10%	6.95%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.10%	1.16%(d)

Net investment income	1.51%	0.11%(d)

Supplemental data

Net assets, end of period (in thousands)	$73,788	$15,003

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:

Net investment income (loss)	0.13	(0.01)

Net realized and unrealized gain (loss)	(0.05)	0.01

Total from investment operations	0.08	(0.00)

Less distributions to shareholders:

Net investment income	(0.10)	—

Total distributions to shareholders	(0.10)	—

Net asset value, end of period	$9.98	$10.00

Total return	0.81%	0.00%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.64%	7.54%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.73%	1.73%(c)

Net investment income (loss)	1.26%	(0.46%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$3

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.12	(0.00)(b)

Net realized and unrealized gain (loss)	(0.03)	0.01

Total from investment operations	0.09	0.01

Less distributions to shareholders:

Net investment income	(0.13)	—

Total distributions to shareholders	(0.13)	—

Net asset value, end of period	$9.97	$10.01

Total return	0.92%	0.10%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.88%	7.27%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.48%	1.48%(d)

Net investment income (loss)	1.18%	(0.20%)(d)

Supplemental data

Net assets, end of period (in thousands)	$31,699	$3

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.17	(0.01)

Net realized and unrealized gain (loss)	(0.04)	0.02

Total from investment operations	0.13	0.01

Less distributions to shareholders:

Net investment income	(0.14)	—

Total distributions to shareholders	(0.14)	—

Net asset value, end of period	$10.00	$10.01

Total return	1.27%	0.10%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.75%	12.46%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.23%	1.21%(c)

Net investment income (loss)	1.71%	(0.40%)(c)

Supplemental data

Net assets, end of period (in thousands)	$44	$17,532

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Absolute Return Emerging Markets Macro Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair

24	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The

Annual Report 2012	25

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap

26	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	287,861
Credit contracts	Premiums paid on outstanding credit default swap contracts	281,962
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	110,585
Interest rate contracts	Unrealized appreciation on swap contracts	294,647
Total		975,055
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	70,797
Credit contracts	Premiums received on outstanding credit default swap contracts	737,346
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	606,879
Interest rate contracts	Unrealized depreciation on swap contracts	11,360
Total		1,426,382

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	322,944	322,944
Foreign exchange contracts	(508,150)	—	(508,150)
Interest rate contracts	—	2,436,095	2,436,095
Total	(508,150)	2,759,039	2,250,889

Annual Report 2012	27

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	198,034	198,034
Foreign exchange contracts	(501,462)	—	(501,462)
Interest rate contracts	—	273,023	273,023
Total	(501,462)	471,057	(30,405)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	105
Swap Contracts	36
Derivative Instrument	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Buy Protection	55,507,000
Credit Default Swap Contracts — Sell Protection	63,216,000

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

28	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.92% to 0.80% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.92% of the Fund’s average daily net assets.

Prior to April 5, 2012, the Fund was subadvised by Threadneedle International Limited (the subadviser), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. Under a Subadvisory Agreement, the subadviser had primarily responsibility for the day-to-day portfolio management of the Fund, and the Investment Manager compensated the subadviser for these services.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $1,978.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed

Annual Report 2012	29

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.53%
Class B	0.47
Class C	0.47
Class R	0.66
Class W	0.54
Class Z	0.34

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $42,000 Class C shares. This amount is based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $271 for Class A for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.16
Class R	1.73
Class W	1.48
Class Z	1.23

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole

30	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.03
Class R	1.73
Class W	1.48
Class Z	1.23

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for foreign currency transactions, post-October capital losses and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,305,156
Accumulated net realized loss	(1,305,150)
Paid-in capital	(6)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31,
	2012	2011
Ordinary income	$2,420,476	$—
Long-term capital gains	—	—
Total	$2,420,476	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$922,813
Undistributed accumulated long-term gain	—
Accumulated realized loss	(406,874)
Unrealized depreciation	(1,236,752)

At May 31, 2012, the cost of investments for federal income tax purposes was $106,080,271 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$498,448
Unrealized depreciation	(1,661,072)
Net unrealized depreciation	(1,162,624)

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	241,740

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $165,134 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $141,582,338 and $127,206,718, respectively, for the year ended May 31, 2012.

Annual Report 2012	31

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations.

As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 30.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 69.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

32	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	33

Columbia Absolute Return Emerging Markets Macro Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Emerging Markets Macro Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Emerging Markets Macro Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and the period from April 7, 2011 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Emerging Markets Macro Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from April 7, 2011 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

34	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	35

Columbia Absolute Return Emerging Markets Macro Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

36	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Annual Report 2012	37

Columbia Absolute Return Emerging Markets Macro Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

38	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	39

Columbia Absolute Return Emerging Markets Macro Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008

40	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2012	41

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Emerging Markets Macro Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

42	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	43

Columbia Absolute Return Emerging Markets Macro Fund

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44	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Absolute Return Emerging Markets Macro Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6423 D (7/12)

Annual Report May 31, 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Columbia Absolute Return Enhanced Multi-Strategy Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview

Performance Summary

>	For the 12-month period that ended May 31, 2012, Columbia Absolute Return Enhanced Multi-Strategy Fund (the fund) Class A shares returned 1.00% excluding sales charge.

>	The fund underperformed its benchmark, the Blended Index, which is comprised 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index, which returned 2.94%.

>

During the annual period, the S&P 500 Index, a broad measure of the U.S. equity market, returned -0.41%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, returned 7.12%.

>	To compare, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04% for the same period.

>

The positive absolute returns generated by the fund’s investments in a global trend following strategy, a developed market currency strategy, an equity market neutral strategy and two equity alpha strategies more than offset, albeit modestly, the negative absolute returns from the fund’s investments in an emerging markets currency strategy, a select large growth equity alpha strategy and a high income convertible securities strategy.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	1 Year	Life
Class A	3/31/11
Excluding Sales Charges		1.00	0.17
Including Sales Charges		-4.85	-4.79
Class B	3/31/11
Excluding Sales Charges		0.30	-0.60
Including Sales Charges		-4.70	-4.02
Class C	3/31/11
Excluding Sales Charges		0.30	-0.52
Including Sales Charges		-0.70	-0.52
Class I	3/31/11	1.21	0.34
Class R	3/31/11	0.80	-0.09
Class W	3/31/11	1.00	0.17
Class Z	3/31/11	1.31	0.43
S&P 500 Index		-0.41	1.18
Barclays U.S. Aggregate Bond Index		7.12	8.42
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.05
Blended Index		2.94	4.38

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Barclays U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

The Blended Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2011 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Enhanced Multi-Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Kent Peterson, Ph.D.

At May 31, 2012, approximately 29% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Absolute Return Enhanced Multi-Strategy Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 26, Class I capital share transactions for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Absolute Return Enhanced Multi-Strategy Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 7 and 38.

For the 12-month period that ended May 31, 2012, the fund’s Class A shares returned 1.00% excluding sales charge. The fund underperformed its benchmark, the Blended Index, comprised 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index, which returned 2.94%. During the annual period, the S&P 500 Index, a broad measure of the U.S. equity market, returned -0.41%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, was up 7.12% and the Citigroup 3-Month U.S. Treasury Bill Index returned 0.04%.

The positive absolute returns generated by the fund’s investments in a global trend following strategy, a developed market currency strategy, an equity market neutral strategy and two equity alpha strategies more than offset, albeit modestly, the negative absolute returns from the fund’s investments in an emerging markets currency strategy, a select large growth equity alpha strategy and a high income convertible securities strategy.

Muted Returns Mask Market Volatility

While absolute returns may seem somewhat muted on the surface, such returns mask what was actually a rather volatile path traced by the financial markets during the 12 months ended May 31, 2012. Indeed, the financial markets were choppy in large part because of heightened investor concerns regarding the eurozone sovereign debt crisis, the U.S. debt ceiling debate and slowing growth in many emerging world nations.

4	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

Investment Strategies Generated Mixed Results

The fund pursues positive absolute returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies.

During the annual period, the fund was able to generate positive absolute returns from the fund’s investments in a global trend following strategy, which uses a variety of market, valuation and other factors to identify areas of relative value across equity, bond and currency markets in developed countries around the globe and to determine the direction of global markets. A quantitative strategy that uses nine developed market currencies (U.K., Euro, Sweden, Norway, Canada, Japan, New Zealand, Australia and Switzerland) to achieve an absolute return profile with no net exposure to the U.S. dollar and that establishes equal-weighted long and short positions in currency forward contracts based on broad technical and fundamental drivers of return also performed well. So, too, did an equity market neutral strategy that attempts to generate positive returns by investing in equity securities believed to be most undervalued in the market and by taking short positions in equity securities believed to be the most overvalued. In addition, two equity alpha strategies — Dividend Income and Contrarian Core — generated positive absolute returns after netting the overlay strategy we apply to these strategies to remove the equity market exposure in these strategies.

The positive absolute returns generated by these strategies during the annual period were offset to a degree by the negative absolute returns generated by the fund’s investments in an emerging market currency strategy. This strategy is based on a quantitative multi-factor model using the currencies of 12 emerging and newly industrialized economies (India, Poland, South Africa, Russia, Brazil, Mexico, Chile, South Korea, Singapore, Taiwan, Israel and Turkey) with no net exposure to the U.S. dollar. This emerging market currency strategy was impacted during the annual period by the heightened volatility experienced in several emerging markets, inclusive of slowing economic growth and a return to more dovish monetary policies. A Select Large Growth equity alpha strategy and a high income convertible securities strategy further detracted from the fund’s absolute return during the annual period.

Overall, we continue to believe that having multiple strategies to rely upon enables us to create more of an independent return stream that may exhibit less correlation to traditional markets. During a time of heightened volatility and uncertainty in the capital markets, such as that seen during this annual period, we see this approach as a particular benefit to shareholders with a long-term perspective.

At the end of the annual period, the fund had its greatest allocations to the global trend following strategy and the equity market neutral strategy as well as to a long/short government bond strategy that uses investments in 10-year government bond futures contracts in five non-U.S. developed market countries (Germany, U.K., Japan, Canada and Australia) to achieve an absolute return profile with no direct U.S. bond exposure.

New Equity Alpha Strategy Added

In August 2011, we added a new equity alpha strategy to the fund’s underlying investment strategies. The new strategy is focused on isolating the alpha potential of one of Columbia Management’s experienced growth managers. The fund’s portfolio turnover rate for the 12-month period was 154%. A significant portion of

Top Ten Holdings (a) — Long Positions (%) (at May 31, 2012)
Castle Peak Loan Trust 6.250% 12/25/50	3.4
Philip Morris International, Inc	1.9
Apple, Inc.	1.6
Pfizer, Inc.	1.4
Exxon Mobil Corp.	1.4
Microsoft Corp.	1.3
Chevron Corp.	1.3
International Business Machines Corp.	1.3
JPMorgan Chase & Co.	1.2
QUALCOMM, Inc.	1.2

Top Ten Holdings (b) (%) — Short Positions (at May 31, 2012)
Quanta Services, Inc.	(0.4)
Omnicom Group, Inc.	(0.4)
ANSYS, Inc.	(0.4)
Northern Trust Corp.	(0.3)
Paychex, Inc.	(0.3)
McComick & Co., Inc.	(0.3)
Laboratory Corp. of America Holdings	(0.3)
Watson, Inc.	(0.3)
Akamai Technologies, Inc.	(0.3)
Computer Sciences Corp.	(0.3)

(a)	Percentages indicated are based upon total long investments (excluding Money Market Funds).

(b)	Percentages indicated are based upon total short investments

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Absolute Return Enhanced Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2012)
	Long		Short	Net
Common Stocks	40.2		(11.2)	29.0
Consumer Discretionary	5.4		(1.9)	3.5
Consumer Staples	4.1		(1.1)	3.0
Energy	3.2		(0.4)	2.8
Financials	5.6		(1.9)	3.7
Health Care	6.2		(1.7)	4.5
Industrials	3.9		(1.3)	2.6
Information Technology	8.3		(1.9)	6.4
Materials	1.5		(0.5)	1.0
Telecommunication Services	0.9		0.0	0.9
Utilities	1.1		(0.5)	0.6
Convertible Preferred Stocks	0.8		0.0	0.8
Energy	0.0	*	0.0	0.0	*
Financials	0.4		0.0	0.4
Industrials	0.1		0.0	0.1
Information Technology	0.1		0.0	0.1
Utilities	0.2		0.0	0.2
Convertible Bonds	3.8		0.0	3.8
Residential Mortgage-Backed Securities — Non-Agency	1.6		0.0	1.6
Short-Term Investments Segregated in Connection with Open Derivatives Contracts (a)	64.8		0.0	64.8
Total	111.2		(11.2)	100.0

* Rounds to less than 0.1%

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $57.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives, which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and note 2 to the financial statements.

the turnover was the result of opportunistic changes we made at the margin in response to valuations or market developments as determined by the multiple strategies employed.

Looking Ahead

At the end of the annual period, concerns about Washington D.C., Europe, China and the Middle East continued to dominate the headlines. Also, U.S. economic indicators remained mixed overall. Employment and income growth had both waned in the last months of the annual period but deflationary risks had risen.

Going forward, we believe the investment environment will likely be one wherein market volatility remains high and wherein real yields remain low, or in some cases negative. We think capital market conditions are likely to remain fluid with plenty of opportunities for positive upside surprise, but we feel risks to the downside warrant a more cautious approach until matters become clearer, particularly in Greece and Spain. Structural challenges persist in the developed world and slowing growth in emerging market economies also leave the global economy in a fragile state.

We intend to continue to pursue our strategy of balancing return, volatility and correlations of the underlying investment strategies with the objective of generating positive absolute return.

6	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Understanding Your Fund’s Expenses

(Unaudited)

Understanding Your Expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.20	1,016.40	8.67	8.67	1.72
Class B	1,000.00	1,000.00	1,012.20	1,012.65	12.43	12.43	2.47
Class C	1,000.00	1,000.00	1,012.20	1,012.65	12.43	12.43	2.47
Class I	1,000.00	1,000.00	1,016.20	1,018.00	7.06	7.06	1.40
Class R	1,000.00	1,000.00	1,015.20	1,015.20	9.87	9.87	1.96
Class W	1,000.00	1,000.00	1,016.20	1,016.50	8.57	8.57	1.70
Class Z	1,000.00	1,000.00	1,017.20	1,017.70	7.36	7.36	1.46

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.04% for Class I. Any amounts waived will not be reimbursed by the Fund. This change becomes effective August 1, 2012. If this change had been in place for the entire six month period ended May 31, 2012, the actual expenses paid would have been $6.45 for Class I; the hypothetical expenses paid would have been $6.46 for Class I.

The actual and hypothetical expenses paid for other classes would have been the same as those presented in the table above.

Annual Report 2012	7

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 34.6%
Issuer	Shares	Value ($)

Consumer Discretionary 4.7%
Auto Components 0.3%

Delphi Automotive PLC(a)	1,854	53,822

Johnson Controls, Inc.	6,043	182,136

TRW Automotive Holdings Corp.(a)	2,223	85,741

Total		321,699

Hotels, Restaurants & Leisure 0.9%

Bally Technologies, Inc.(a)	2,266	105,482

Chipotle Mexican Grill, Inc.(a)	350	144,575

Las Vegas Sands Corp.	4,300	198,574

McDonald’s Corp.	1,960	175,106

Tim Hortons, Inc.	982	52,341

Yum! Brands, Inc.	2,634	185,328

Total		861,406

Internet & Catalog Retail 0.6%

Amazon.com, Inc.(a)	983	209,290

Expedia, Inc.	1,694	77,737

Liberty Interactive Corp., Class A(a)	6,722	112,661

priceline.com, Inc.(a)	379	237,061

Total		636,749

Leisure Equipment & Products 0.1%

Mattel, Inc.	3,862	120,224

Media 1.3%

Comcast Corp., Class A	10,618	306,966

Discovery Communications, Inc., Class A(a)	1,709	85,621

DISH Network Corp., Class A	5,158	144,630

Gannett Co., Inc.	3,885	50,738

McGraw-Hill Companies, Inc. (The)	1,440	62,467

Meredith Corp.	1,855	54,890

News Corp., Class A	6,993	134,266

Regal Entertainment Group, Class A	4,119	56,636

Time Warner, Inc.	3,295	113,579

Viacom, Inc., Class B	5,692	271,679

Total		1,281,472

Multiline Retail 0.3%

Family Dollar Stores, Inc.	1,966	133,196

Macy’s, Inc.	3,374	128,381

Nordstrom, Inc.	1,215	57,555

Total		319,132

Specialty Retail 0.7%

GameStop Corp., Class A	2,411	46,243

Home Depot, Inc. (The)	7,660	377,944

Limited Brands, Inc.	1,345	59,664

Common Stocks (continued)
Issuer	Shares	Value ($)

Pier 1 Imports, Inc.	2,972	48,443

TJX Companies, Inc.	3,906	165,849

Williams-Sonoma, Inc.	1,404	49,014

Total		747,157

Textiles, Apparel & Luxury Goods 0.5%

Fossil, Inc.(a)	1,749	127,957

lululemon athletica, Inc.(a)	2,366	171,866

Michael Kors Holdings Ltd.(a)	5,120	201,626

Total		501,449

Total Consumer Discretionary		4,789,288

Consumer Staples 3.5%
Beverages 0.7%

Coca-Cola Co. (The)	1,400	104,622

Diageo PLC, ADR	2,365	225,479

Dr. Pepper Snapple Group, Inc.	3,206	132,280

PepsiCo, Inc.	3,286	222,955

Total		685,336

Food & Staples Retailing 0.5%

CVS Caremark Corp.	4,065	182,681

Kroger Co. (The)	3,534	77,783

Safeway, Inc.	2,294	43,632

Wal-Mart Stores, Inc.	1,505	99,059

Walgreen Co.	3,113	95,009

Total		498,164

Food Products 0.7%

Campbell Soup Co.	3,347	106,100

General Mills, Inc.	1,850	70,818

HJ Heinz Co.	2,520	133,762

Kellogg Co.	2,481	121,023

Kraft Foods, Inc., Class A	5,117	195,828

Smithfield Foods, Inc.(a)	3,309	65,088

Tyson Foods, Inc., Class A	3,974	76,976

Total		769,595

Household Products 0.5%

Energizer Holdings, Inc.(a)	1,422	103,678

Kimberly-Clark Corp.	1,365	108,313

Procter & Gamble Co. (The)	5,059	315,125

Total		527,116

Personal Products 0.2%

Estee Lauder Companies, Inc. (The), Class A	2,906	157,360

Herbalife Ltd.	554	24,813

Total		182,173

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 0.9%

Altria Group, Inc.	3,935	126,668

Philip Morris International, Inc.	9,250	781,717

Total		908,385

Total Consumer Staples		3,570,769

Energy 2.7%
Energy Equipment & Services 0.5%

Baker Hughes, Inc.	1,851	77,242

FMC Technologies, Inc.(a)	3,898	156,855

National Oilwell Varco, Inc.	2,457	164,005

Oil States International, Inc.(a)	786	52,324

Schlumberger Ltd.	975	61,669

Weatherford International Ltd.(a)	4,579	54,994

Total		567,089

Oil, Gas & Consumable Fuels 2.2%

Apache Corp.	2,297	186,930

Chevron Corp.	5,462	536,969

ConocoPhillips	4,133	215,577

Devon Energy Corp.	1,559	92,792

EOG Resources, Inc.	1,583	157,192

Exxon Mobil Corp.	7,142	561,576

Kinder Morgan, Inc.	3,365	115,049

Occidental Petroleum Corp.	1,390	110,185

Penn West Petroleum Ltd.	1,855	24,672

Phillips 66(a)	732	21,982

Royal Dutch Shell PLC, ADR	2,790	173,482

Whiting Petroleum Corp.(a)	1,049	45,327

Total		2,241,733

Total Energy		2,808,822

Financials 4.8%
Capital Markets 1.1%

BlackRock, Inc.	2,357	402,576

Franklin Resources, Inc.	2,788	297,730

Goldman Sachs Group, Inc. (The)	953	91,202

Invesco Ltd.	4,829	105,031

Northern Trust Corp.	1,530	66,065

State Street Corp.	3,285	135,375

T Rowe Price Group, Inc.	905	52,119

Total		1,150,098

Commercial Banks 0.9%

Fifth Third Bancorp	5,800	77,430

Huntington Bancshares, Inc.	12,825	83,875

Common Stocks (continued)
Issuer	Shares	Value ($)

PNC Financial Services Group, Inc.	3,375	207,292

U.S. Bancorp	5,832	181,434

Wells Fargo & Co.	11,252	360,627

Total		910,658

Consumer Finance 0.1%

American Express Co.	2,200	122,826

Diversified Financial Services 0.8%

Citigroup, Inc.	3,314	87,854

CME Group, Inc.	270	69,544

IntercontinentalExchange, Inc.(a)	1,102	134,940

JPMorgan Chase & Co.	15,115	501,062

Total		793,400

Insurance 1.1%

Aon PLC	2,350	109,275

Arthur J Gallagher & Co.	2,275	79,034

Berkshire Hathaway, Inc., Class B(a)	4,876	386,959

Chubb Corp. (The)	1,120	80,718

Hartford Financial Services Group, Inc.	7,124	119,826

MetLife, Inc.	1,395	40,748

Principal Financial Group, Inc.	3,857	94,728

Progressive Corp. (The)	1,300	28,249

Reinsurance Group of America, Inc.	1,849	92,764

RenaissanceRe Holdings Ltd.	385	29,672

Unum Group	2,440	48,678

Total		1,110,651

Real Estate Investment Trusts (REITs) 0.8%

American Campus Communities, Inc.	1,217	53,426

CBL & Associates Properties, Inc.	2,457	42,899

CubeSmart	6,197	70,088

Digital Realty Trust, Inc.	1,850	130,924

Duke Realty Corp.	2,340	32,386

Highwoods Properties, Inc.	1,559	50,293

Lexington Realty Trust	6,226	51,738

Public Storage	1,117	149,086

Simon Property Group, Inc.	857	126,425

SL Green Realty Corp.	1,264	94,813

Total		802,078

Thrifts & Mortgage Finance —%

People’s United Financial, Inc.	4,350	50,591

Total Financials		4,940,302

Health Care 5.3%
Biotechnology 1.0%

Alexion Pharmaceuticals, Inc.(a)	1,665	150,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Amarin Corp. PLC, ADR(a)	8,337	98,793

Amgen, Inc.	1,525	106,018

Biogen Idec, Inc.(a)	1,959	256,139

Celgene Corp.(a)	3,183	217,240

Medivation, Inc.(a)	600	50,538

Regeneron Pharmaceuticals, Inc.(a)	304	41,238

Vertex Pharmaceuticals, Inc.(a)	1,296	77,812

Total		998,577

Health Care Equipment & Supplies 0.6%

Baxter International, Inc.	3,542	179,296

Covidien PLC	4,302	222,757

Insulet Corp.(a)	2,450	45,129

St. Jude Medical, Inc.	1,245	47,833

Zimmer Holdings, Inc.	1,264	76,662

Total		571,677

Health Care Providers & Services 0.9%

Aetna, Inc.	1,989	81,330

Cardinal Health, Inc.	4,942	204,500

CIGNA Corp.	3,350	147,098

Express Scripts Holding Co.(a)	2,556	133,398

McKesson Corp.	3,404	297,101

WellPoint, Inc.	1,517	102,231

Total		965,658

Life Sciences Tools & Services 0.1%

Life Technologies Corp.(a)	1,266	51,792

Thermo Fisher Scientific, Inc.	1,929	97,376

Total		149,168

Pharmaceuticals 2.7%

Abbott Laboratories	6,335	391,440

Allergan, Inc.	2,125	191,781

Bristol-Myers Squibb Co.	8,035	267,887

GlaxoSmithKline PLC, ADR	4,640	204,670

Jazz Pharmaceuticals PLC(a)	1,000	43,200

Johnson & Johnson	6,533	407,855

Merck & Co., Inc.	11,658	438,108

Novo Nordisk A/S, ADR	1,458	195,066

Pfizer, Inc.	26,310	575,400

Teva Pharmaceutical Industries Ltd., ADR	1,826	71,561

Total		2,786,968

Total Health Care		5,472,048

Industrials 3.4%
Aerospace & Defense 1.2%

Boeing Co. (The)	700	48,727

Common Stocks (continued)
Issuer	Shares	Value ($)

General Dynamics Corp.	1,498	95,887

Honeywell International, Inc.	6,068	337,745

L-3 Communications Holdings, Inc.	1,175	80,123

Precision Castparts Corp.	1,390	231,032

Raytheon Co.	3,829	192,675

United Technologies Corp.	3,773	279,617

Total		1,265,806

Air Freight & Logistics 0.1%

FedEx Corp.	850	75,769

Airlines 0.1%

United Continental Holdings, Inc.(a)	2,450	61,667

Commercial Services & Supplies 0.1%

Waste Connections, Inc.	1,711	52,956

Waste Management, Inc.	2,110	68,448

Total		121,404

Construction & Engineering 0.1%

KBR, Inc.	3,553	90,495

Electrical Equipment 0.1%

Emerson Electric Co.	1,260	58,930

Polypore International, Inc.(a)	740	27,373

Rockwell Automation, Inc.	875	63,446

Total		149,749

Industrial Conglomerates 0.7%

General Electric Co.	15,541	296,678

Tyco International Ltd.	7,035	373,980

Total		670,658

Machinery 0.4%

Cummins, Inc.	500	48,475

Deere & Co.	670	49,493

Dover Corp.	2,438	137,893

Illinois Tool Works, Inc.	914	51,321

Parker Hannifin Corp.	1,783	145,743

Total		432,925

Professional Services 0.2%

Dun & Bradstreet Corp. (The)	1,240	83,787

Nielsen Holdings NV(a)	4,629	128,408

Total		212,195

Road & Rail 0.3%

JB Hunt Transport Services, Inc.	1,170	66,842

Norfolk Southern Corp.	2,004	131,302

Union Pacific Corp.	784	87,338

Total		285,482

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Trading Companies & Distributors 0.1%

MRC Global, Inc.(a)	1,188	24,663

WW Grainger, Inc.	276	53,447

Total		78,110

Total Industrials		3,444,260

Information Technology 7.2%
Communications Equipment 0.8%

Cisco Systems, Inc.	6,619	108,088

F5 Networks, Inc.(a)	1,303	134,835

Juniper Networks, Inc.(a)	8,110	139,492

QUALCOMM, Inc.	8,346	478,309

Total		860,724

Computers & Peripherals 1.2%

Apple, Inc.(a)	1,147	662,656

EMC Corp.(a)	17,062	406,929

NCR Corp.(a)	4,166	89,236

NetApp, Inc.(a)	529	15,743

Total		1,174,564

Internet Software & Services 1.3%

Baidu, Inc., ADR(a)	1,789	210,691

eBay, Inc.(a)	11,658	456,877

Google, Inc., Class A(a)	760	441,454

LinkedIn Corp., Class A(a)	1,794	172,403

Total		1,281,425

IT Services 1.6%

Accenture PLC, Class A	4,431	253,010

Automatic Data Processing, Inc.	1,715	89,437

Cognizant Technology Solutions Corp., Class A(a)	4,917	286,415

International Business Machines Corp.	2,717	524,109

Mastercard, Inc., Class A	772	313,826

Visa, Inc., Class A	1,402	161,511

Total		1,628,308

Office Electronics 0.2%

Canon, Inc., ADR	1,235	49,313

Xerox Corp.	13,563	97,925

Total		147,238

Semiconductors & Semiconductor Equipment 1.0%

Analog Devices, Inc.	294	10,693

Avago Technologies Ltd.	1,742	57,660

Cavium, Inc.(a)	2,275	55,078

Fairchild Semiconductor International, Inc.(a)	6,100	80,581

Intel Corp.	13,260	342,638

Common Stocks (continued)
Issuer	Shares	Value ($)

Lam Research Corp.(a)	3,949	147,298

Marvell Technology Group Ltd.(a)	3,903	48,905

Maxim Integrated Products, Inc.	3,125	78,625

Skyworks Solutions, Inc.(a)	6,128	164,598

Texas Instruments, Inc.	2,565	73,051

Total		1,059,127

Software 1.1%

Autodesk, Inc.(a)	2,855	91,417

Check Point Software Technologies Ltd.(a)	1,849	94,743

Electronic Arts, Inc.(a)	3,834	52,219

Intuit, Inc.	968	54,431

Microsoft Corp.	18,658	544,627

Oracle Corp.	3,066	81,157

Salesforce.com, Inc.(a)	1,801	249,654

Total		1,168,248

Total Information Technology		7,319,634

Materials 1.3%
Chemicals 1.0%

Air Products & Chemicals, Inc.	482	38,097

Celanese Corp., Class A	3,556	141,564

Dow Chemical Co. (The)	5,901	183,285

EI du Pont de Nemours & Co.	4,475	215,964

LyondellBasell Industries NV, Class A	3,160	124,694

RPM International, Inc.	2,190	57,728

Sherwin-Williams Co. (The)	1,700	220,388

Total		981,720

Containers & Packaging 0.2%

Packaging Corp. of America	4,026	108,018

Sonoco Products Co.	1,825	56,155

Total		164,173

Metals & Mining 0.1%

BHP Billiton Ltd., ADR	675	41,533

Freeport-McMoRan Copper & Gold, Inc.	1,638	52,482

Nucor Corp.	1,640	58,646

Total		152,661

Total Materials		1,298,554

Telecommunication Services 0.7%
Diversified Telecommunication Services 0.6%

AT&T, Inc.	8,595	293,691

Verizon Communications, Inc.	7,955	331,246

Windstream Corp.	1,690	15,819

Total		640,756

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Wireless Telecommunication Services 0.1%

Sprint Nextel Corp.(a)	11,400	29,298

Vodafone Group PLC, ADR	3,330	89,210

Total		118,508

Total Telecommunication Services		759,264

Utilities 1.0%
Electric Utilities 0.4%

American Electric Power Co., Inc.	1,880	72,399

Exelon Corp.	5,217	192,925

NextEra Energy, Inc.	695	45,411

Northeast Utilities	1,879	67,663

Westar Energy, Inc.	1,530	43,788

Total		422,186

Gas Utilities 0.1%

National Fuel Gas Co.	1,110	47,986

Multi-Utilities 0.5%

CMS Energy Corp.	2,540	59,182

Dominion Resources, Inc.	1,020	53,101

DTE Energy Co.	1,952	110,932

Public Service Enterprise Group, Inc.	5,256	163,935

Sempra Energy	1,335	86,788

Wisconsin Energy Corp.	1,620	61,301

Total		535,239

Total Utilities		1,005,411

Total Common Stocks (Cost: $33,305,555)		35,408,352

Convertible Preferred Stocks 0.7%
Energy —%
Oil, Gas & Consumable Fuels —%

Apache Corp., 6.000%	216	10,355

Total Energy		10,355

Financials 0.4%
Commercial Banks 0.1%

Fifth Third Bancorp, 8.500%	385	52,408

Wells Fargo & Co., 7.500%	50	55,449

Total		107,857

Diversified Financial Services 0.2%

AMG Capital Trust II, 5.150%	1,900	79,444

Bank of America Corp., 7.250%	140	130,375

Total		209,819

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 0.1%

Alexandria Real Estate Equities, Inc., 7.000%	2,900	74,240

Total Financials		391,916

Industrials 0.1%
Airlines 0.1%

Continental Airlines Finance Trust II, 6.000%	2,200	79,200

Total Industrials		79,200

Information Technology 0.1%
Communications Equipment 0.1%

Lucent Technologies Capital Trust I, 7.750%	85	55,250

IT Services —%

Unisys Corp., 6.250%	500	25,390

Total Information Technology		80,640

Utilities 0.1%
Electric Utilities 0.1%

PPL Corp., 8.750%	2,700	141,345

Total Utilities		141,345

Total Convertible Preferred Stocks (Cost: $715,112)		703,456

Convertible Bonds 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
L-3 Communications Holdings, Inc.
08/01/35	3.000%	100,000	97,250

Airlines 0.1%
United Continental Holdings, Inc.
06/30/21	4.500%	55,000	52,822

Brokerage 0.2%
Janus Capital Group, Inc. Senior Unsecured 07/15/14	3.250%	50,000	51,562

Knight Capital Group, Inc. Senior Subordinated Notes 03/15/15	3.500%	150,000	143,237

Total			194,799

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	150,000	108,750

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Consumer Cyclical Services 0.1%
Live Nation Entertainment, Inc. Senior Unsecured 07/15/27	2.875%	100,000	95,750

Diversified Manufacturing 0.1%
Sterlite Industries India Ltd. Senior Unsecured 10/30/14	4.000%	60,000	54,000

Food and Beverage —%
Chiquita Brands International, Inc.
Senior Unsecured 08/15/16	4.250%	60,000	44,175

Gaming 0.1%
MGM Resorts International 04/15/15	4.250%	60,000	59,325

Gas Pipelines —%
Cheniere Energy, Inc. Senior Unsecured 08/01/12	2.250%	50,000	49,938

Health Care 0.4%
Alere, Inc. Senior Subordinated Notes 05/15/16	3.000%	60,000	53,700

Illumina, Inc. Senior Unsecured(b) 03/15/16	0.250%	75,000	67,781

Integra LifeSciences Holdings Corp.(b)
12/15/16	1.625%	65,000	61,716

NuVasive, Inc. Senior Unsecured 07/01/17	2.750%	65,000	57,817

Omnicare, Inc. 12/15/35	3.250%	130,000	124,150

WebMD Health Corp. Senior Unsecured 01/31/18	2.500%	50,000	42,500

Total			407,664

Independent Energy 0.3%
Chesapeake Energy Corp. 12/15/38	2.250%	150,000	116,062

Endeavour International Corp.(b)
07/15/16	5.500%	25,000	21,625

Goodrich Petroleum Corp. Senior Unsecured 10/01/29	5.000%	150,000	140,250

Total			277,937

Lodging 0.1%
Home Inns & Hotels Management, Inc. Senior Unsecured 12/15/15	2.000%	50,000	34,438

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgans Hotel Group Co. Senior Subordinated Notes 10/15/14	2.375%	100,000	87,875

Total			122,313

Media Non-Cable —%
Cenveo Corp.(b) 05/15/17	7.000%	50,000	40,447

Metals 0.2%
Jaguar Mining, Inc. Senior Unsecured(b) 11/01/14	4.500%	100,000	51,125

James River Coal Co. Senior Unsecured 12/01/15	4.500%	110,000	39,494

Molycorp, Inc. Senior Unsecured(b) 06/15/16	3.250%	60,000	48,870

Patriot Coal Corp. Senior Unsecured 05/31/13	3.250%	115,000	68,856

Total			208,345

Oil Field Services 0.1%
Transocean, Inc. 12/15/37	1.500%	150,000	149,062

Other Financial Institutions 0.1%
Ares Capital Corp. Senior Unsecured(b) 06/01/16	5.125%	100,000	97,363

Other Industry 0.1%
General Cable Corp. 11/15/13	0.875%	70,000	67,200

Pharmaceuticals 0.2%
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	210,000	146,237

InterMune, Inc. Senior Unsecured 09/15/18	2.500%	70,000	55,037

Savient Pharmaceuticals, Inc. Senior Unsecured 02/01/18	4.750%	85,000	28,475

Total			229,749

Railroads 0.1%
Greenbrier Companies, Inc. Senior Unsecured(b) 04/01/18	3.500%	90,000	74,399

Retailers 0.2%
Charming Shoppes, Inc. 05/01/14	1.125%	100,000	99,500

RadioShack Corp. Senior Unsecured(b) 08/01/13	2.500%	55,000	51,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Rite Aid Corp. Senior Unsecured 05/15/15	8.500%	55,000	58,162

Total			209,500

Technology 0.3%
Advanced Micro Devices, Inc. Senior Unsecured 05/01/15	6.000%	150,000	150,937

Alcatel-Lucent U.S.A., Inc. 06/15/25	2.875%	60,000	59,025

Digital River, Inc. Senior Unsecured 11/01/30	2.000%	100,000	93,375

Powerwave Technologies, Inc. Subordinated Notes 10/01/27	3.875%	45,000	8,438

Total			311,775

Tobacco 0.1%
Alliance One International, Inc.
07/15/14	5.500%	70,000	63,000

Transportation Services 0.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	100,000	68,250

Wireless 0.1%
Leap Wireless International, Inc.
Senior Unsecured 07/15/14	4.500%	100,000	94,375

Wirelines 0.1%
Ciena Corp. Senior Unsecured 06/15/17	0.875%	200,000	164,250

Total Convertible Bonds (Cost: $3,592,562)			3,342,438

Residential Mortgage-Backed Securities — Non-Agency 1.3%
Castle Peak Loan Trust(b)(c) CMO Series 2010-NPL1 Class A
12/25/50	7.750%	4,722	4,722

CMO Series 2011-1 Class 22A1
05/25/52	6.250%	1,377,175	1,372,355

Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,377,054)			1,377,077

Money Market Funds 55.9%
Issuer	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	57,140,911	57,140,911

Total Money Market Funds (Cost: $57,140,911)		57,140,911

Total Investments (Cost: $96,131,194)		97,972,234

Investments Sold Short (9.6)%
Common Stocks (9.6)%
Consumer Discretionary (1.6)%
Automobiles (0.1)%

Toyota Motor Corp., ADR	(1,287)	(98,958)

Hotels, Restaurants & Leisure (0.4)%

Gaylord Entertainment Co.(a)	(2,621)	(99,467)

Hyatt Hotels Corp., Class A	(1,269)	(46,940)

Marriott International, Inc., Class A	(1,466)	(56,749)

MGM Resorts International	(11,477)	(124,296)

Wendy’s Co. (The)	(21,148)	(97,069)

WMS Industries, Inc.(a)	(4,414)	(90,620)

Total		(515,141)

Household Durables (0.1)%

D.R. Horton, Inc.	(4,875)	(80,925)

Leisure Equipment & Products (0.1)%

Hasbro, Inc.	(2,200)	(77,924)

Media (0.7)%

Discovery Communications-a	(2,046)	(102,505)

DreamWorks Animation SKG, Inc., Class A(a)	(4,564)	(81,193)

Grupo Televisa SAB, ADR	(4,143)	(78,676)

Meredith Corp.	(3,487)	(103,180)

Omnicom Group, Inc.	(3,263)	(155,580)

Pearson PLC, ADR	(5,945)	(105,286)

Time Warner Cable, Inc.	(1,638)	(123,505)

Total		(749,925)

Multiline Retail (0.1)%

JCPenney Co., Inc.	(2,340)	(61,378)

Textiles, Apparel & Luxury Goods (0.1)%

Under Armour, Inc., Class A(a)	(721)	(72,626)

Total Consumer Discretionary		(1,656,877)

Consumer Staples (1.0)%
Food & Staples Retailing (0.2)%

Cvs Caremark Corp.	(2,411)	(108,350)

SYSCO Corp.	(3,548)	(99,025)

Total		(207,375)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Food Products (0.4)%

ConAgra Foods, Inc.	(3,525)	(88,654)

General Mills, Inc.	(2,738)	(104,811)

Kraft Foods Inc-class A	(2,270)	(86,873)

McCormick & Co., Inc.	(2,457)	(138,476)

Total		(418,814)

Household Products (0.3)%

Church & Dwight Co., Inc.	(2,477)	(131,875)

Procter & Gamble Co. (The)	(2,106)	(131,183)

Total		(263,058)

Tobacco (0.1)%

Reynolds American, Inc.	(2,818)	(117,905)

Total Consumer Staples		(1,007,152)

Energy (0.4)%
Energy Equipment & Services (0.3)%

Core Laboratories NV	(955)	(122,145)

Exterran Holdings, Inc.(a)	(4,194)	(48,399)

Tidewater, Inc.	(1,966)	(88,627)

Total		(259,171)

Oil, Gas & Consumable Fuels (0.1)%

Range Resources Corp.	(1,685)	(96,786)

Total Energy		(355,957)

Financials (1.6)%
Capital Markets (0.2)%

Jefferies Group, Inc.	(3,932)	(52,531)

Morgan Stanley	(6,216)	(83,046)

Northern Trust Corp.	(3,300)	(142,494)

Total		(278,071)

Commercial Banks (0.3)%

City National Corp.	(1,657)	(82,320)

KeyCorp	(9,703)	(72,772)

M&T Bank Corp.	(1,540)	(125,233)

Total		(280,325)

Diversified Financial Services (0.1)%

Bank of America Corp.	(8,145)	(59,866)

Insurance (0.3)%

American International Group, Inc.(a)	(2,078)	(60,636)

Arch Capital Group Ltd.	(2,294)	(87,700)

PartnerRe Ltd.	(1,620)	(114,809)

StanCorp Financial Group, Inc.	(2,247)	(78,218)

Total		(341,363)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) (0.7)%

BRE Properties, Inc.	(1,591)	(78,325)

Corporate Office Properties Trust	(3,300)	(72,633)

Essex Property Trust, Inc.	(679)	(102,162)

Healthcare Realty Trust, Inc.	(5,055)	(110,603)

Parkway Properties, Inc.	(9,425)	(99,340)

ProLogis, Inc.	(3,066)	(98,051)

Regency Centers Corp.	(1,662)	(72,812)

Washington Real Estate Investment Trust	(2,598)	(73,108)

Total		(707,034)

Total Financials		(1,666,659)

Health Care (1.4)%
Biotechnology (0.3)%

AVEO Pharmaceuticals, Inc.	(3,141)	(39,985)

Exelixis, Inc.	(6,834)	(31,641)

Immunogen, Inc.	(7,419)	(103,940)

Incyte Corp., Ltd.(a)	(3,791)	(80,786)

Theravance, Inc.	(2,804)	(58,015)

Total		(314,367)

Health Care Equipment & Supplies (0.2)%

Becton Dickinson and Co.	(1,194)	(87,317)

Stryker Corp.	(2,083)	(107,170)

Varian Medical Systems, Inc.(a)	(825)	(48,395)

Total		(242,882)

Health Care Providers & Services (0.4)%

Coventry Health Care, Inc.	(1,803)	(54,811)

Laboratory Corp. of America Holdings(a)	(1,615)	(134,497)

LifePoint Hospitals, Inc.(a)	(2,926)	(107,735)

Patterson Companies, Inc.	(2,434)	(80,906)

Quest Diagnostics, Inc.	(913)	(51,950)

Wellpoint, Inc.	(801)	(53,980)

Total		(483,879)

Life Sciences Tools & Services (0.1)%

Mettler-Toledo International, Inc.(a)	(330)	(51,520)

Pharmaceuticals (0.4)%

Bristol-myers Squibb Co.	(2,400)	(80,016)

Eli Lilly & Co.	(2,514)	(102,948)

Mylan, Inc.(a)	(4,695)	(101,741)

Novartis AG, ADR	(1,966)	(102,291)

Total		(386,996)

Total Health Care		(1,479,644)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Industrials (1.1)%
Aerospace & Defense (0.1)%

Textron, Inc.	(2,387)	(56,405)

Building Products (0.1)%

Masco Corp.	(6,951)	(88,069)

Commercial Services & Supplies (0.1)%

Cintas Corp.	(2,481)	(91,549)

Construction & Engineering (0.3)%

Jacobs Engineering Group, Inc.(a)	(2,776)	(98,603)

Quanta Services, Inc.(a)	(6,979)	(157,586)

Shaw Group, Inc. (The)(a)	(2,850)	(72,390)

Total		(328,579)

Machinery (0.2)%

AGCO Corp.(a)	(2,700)	(108,567)

Deere & Co.	(725)	(53,556)

PACCAR, Inc.	(2,767)	(103,956)

Total		(266,079)

Professional Services (0.1)%

IHS, Inc., Class A(a)	(894)	(88,497)

Road & Rail (0.1)%

Kansas City Southern	(1,357)	(89,535)

Trading Companies & Distributors (0.1)%

Watsco, Inc.	(1,826)	(134,412)

Total Industrials		(1,143,125)

Information Technology (1.6)%
Communications Equipment (0.1)%

Nokia OYJ, ADR	(8,402)	(22,433)

Telefonaktiebolaget LM Ericsson, ADR	(5,289)	(44,851)

Total		(67,284)

Computers & Peripherals (0.2)%

Hewlett-Packard Co.	(4,325)	(98,091)

Lexmark International, Inc., Class A	(2,481)	(62,050)

Total		(160,141)

Internet Software & Services (0.1)%

Akamai Technologies, Inc.(a)	(4,517)	(132,529)

IT Services (0.3)%

Computer Sciences Corp.	(4,966)	(132,295)

Paychex, Inc.	(4,728)	(141,698)

SAIC, Inc.	(6,319)	(70,204)

Total		(344,197)

Semiconductors & Semiconductor Equipment (0.5)%

Analog Devices, Inc.	(1,301)	(47,317)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

International Rectifier Corp.(a)	(5,875)	(110,685)

Linear Technology Corp.	(3,628)	(105,285)

Microchip Technology, Inc.	(3,473)	(107,732)

Teradyne, Inc.(a)	(7,325)	(105,846)

Texas Instruments, Inc.	(2,991)	(85,184)

Total		(562,049)

Software (0.4)%

Adobe Systems, Inc.(a)	(3,637)	(112,929)

ANSYS, Inc.(a)	(2,453)	(151,779)

Concur Technologies, Inc.(a)	(992)	(61,355)

SAP AG, ADR	(1,615)	(92,572)

Total		(418,635)

Total Information Technology		(1,684,835)

Materials (0.5)%
Chemicals (0.1)%

Praxair, Inc.	(1,147)	(121,857)

Construction Materials (0.1)%

Martin Marietta Materials, Inc.	(983)	(66,323)

Containers & Packaging (0.1)%

Sonoco Products Co.	(3,557)	(109,449)

Metals & Mining (0.1)%

Alcoa, Inc.	(8,215)	(70,238)

Paper & Forest Products (0.1)%

MeadWestvaco Corp.	(3,815)	(104,913)

Total Materials		(472,780)

Utilities (0.4)%
Electric Utilities (0.2)%

Pepco Holdings, Inc.	(5,711)	(108,852)

Southern Co. (The)	(1,741)	(79,929)

Total		(188,781)

Multi-Utilities (0.2)%

Consolidated Edison, Inc.	(1,720)	(103,819)

Integrys Energy Group, Inc.	(1,903)	(102,952)

Total		(206,771)

Total Utilities		(395,552)

Total Common Stocks (Proceeds: $9,812,231)		(9,862,581)
Total Investments Sold Short (Proceeds: $9,812,231)		(9,862,581)

Total Investments, Net of Investments Sold Short		88,109,653

Other Assets & Liabilities, Net		14,155,204

Net Assets		102,264,857

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

At May 31, 2012, $3,697,833 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Australia Treasury Bond, 10-year	18	1,703,145	June 2012	12,145	—

Canadian Bank Acceptance	(318)	(76,032,434)	Dec. 2012	—	(46,899)

Canadian Treasury Bond, 10-year	(17)	(2,275,335)	Sept. 2012	—	(6,961)

CAC40-10 Euro	19	704,805	June 2012	—	(6,519)

DAX Index	3	578,590	June 2012	—	(16,197)

IBEX-35 Index	(13)	(974,083)	June 2012	59,608	—

Euro-Bund, 10-year	16	2,889,059	June 2012	45,295	—

FTSE MIB Index	13	1,034,073	June 2012	—	(2,068)

Euro STOXX 50	(11)	(286,312)	June 2012	1,957	—

British Pound Currency	83	15,427,105	Sept. 2012	285,408	—

90-Day Sterling	211	40,271,116	Dec. 2012	86,835	—

FTSE 100 Index	(14)	(1,141,089)	June 2012	22,733	—

Japanese Government Bond, 10-year	114	20,885,451	June 2012	80,837	—

TOPIX Index	6	549,005	June 2012	—	(1,289)

3-Month Euroyen	(300)	(95,396,248)	Dec. 2012	—	(4,005)

OMXS 30 Index	(26)	(348,599)	June 2012	—	(2,237)

Australian Dollar Currency	(56)	(5,447,120)	June 2012	360,938	—

Euro FX Currency	(50)	(7,730,000)	June 2012	447,778	—

90-Day Eurodollar	(272)	(67,585,200)	Dec. 2012	15,463	—

S&P 500 Emini Index	(409)	(26,773,140)	June 2012	1,202,903	—

S&P 500 Index	3	981,900	June 2012	—	(25,660)

Total				2,621,900	(111,835)

Interest Rate Swap Contracts Outstanding at May 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	6-Month NZD-BBR	Pay	4.4450	March 2, 2022	NZD 8,000,000	420,294	—

Citibank	6-Month NOK NIBOR-NIBR	Pay	3.5325	March 2, 2022	NOK 81,500,000	356,287	—

JPMorgan Chase Bank	6-Month CHF LIBOR-BBA	Pay	0.9975	May 14, 2022	CHF 15,000,000	188,619	—

Total						965,200	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	June 22, 2012	6,082,000	(BRL)	3,027,377	(USD)	23,858	—

HSBC Securities (USA), Inc.	June 22, 2012	42,580,000	(MXN)	3,088,607	(USD)	127,419	—

Goldman, Sachs & Co.	June 22, 2012	5,316,000	(PLN)	1,560,658	(USD)	64,905	—

Morgan Stanley	June 22, 2012	1,571,579	(USD)	49,137,000	(RUB)	—	(104,493)

UBS Securities	June 22, 2012	3,049,450	(USD)	5,584,000	(TRY)	—	(68,724)

Detsche Bank	June 22, 2012	3,058,542	(USD)	90,594,000	(TWD)	—	(22,875)

Goldman, Sachs & Co.	June 27, 2012	7,624,000	(EUR)	9,732,445	(USD)	304,372	—

State Street Bank & Trust Company	June 27, 2012	2,439,000	(GBP)	3,853,352	(USD)	94,778	—

HSBC Securities (USA), Inc.	June 27, 2012	45,587,400	(JPY)	5,742,914	(USD)	—	(76,151)

Barclays Bank PLC	June 27, 2012	5,729,140	(USD)	5,817,000	(AUD)	—	(75,242)

UBS Securities	June 27, 2012	3,827,591	(USD)	3,664,000	(CHF)	—	(54,062)

J.P. Morgan Securities, Inc.	June 27, 2012	9,621,501	(USD)	57,365,000	(NOK)	—	(248,835)

Total						615,332	(650,382)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $1,892,241 or 1.85% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	32,109,696	436,986,133	(411,954,918)	—	57,140,911	92,846	57,140,911

Abbreviation Legend

ADR	American Depositary Receipt

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Rouble

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Fair value at May 31, 2012

Description	Level 1 Quoted Prices In Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	4,789,288	—	—	4,789,288

Consumer Staples	3,570,769	—	—	3,570,769

Energy	2,808,822	—	—	2,808,822

Financials	4,940,302	—	—	4,940,302

Health Care	5,472,048	—	—	5,472,048

Industrials	3,444,260	—	—	3,444,260

Information Technology	7,319,634	—	—	7,319,634

Materials	1,298,554	—	—	1,298,554

Telecommunication Services	759,264	—	—	759,264

Utilities	1,005,411	—	—	1,005,411

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Common Stocks — Investments Sold Short

Consumer Discretionary	(1,656,877)	—	—	(1,656,877)

Consumer Staples	(1,007,152)	—	—	(1,007,152)

Energy	(355,957)	—	—	(355,957)

Financials	(1,666,659)	—	—	(1,666,659)

Health Care	(1,479,644)	—	—	(1,479,644)

Industrials	(1,143,125)	—	—	(1,143,125)

Information Technology	(1,684,835)	—	—	(1,684,835)

Materials	(472,780)	—	—	(472,780)

Utilities	(395,552)	—	—	(395,552)

Convertible Preferred Stocks

Energy	10,355	—	—	10,355

Financials	391,916	—	—	391,916

Industrials	—	79,200	—	79,200

Information Technology	25,390	55,250	—	80,640

Utilities	141,345	—	—	141,345

Total Equity Securities	26,114,777	134,450	—	26,249,227

Bonds

Convertible Bonds	—	3,342,438	—	3,342,438

Residential Mortgage-Backed Securities — Agency	—	—	1,377,077	1,377,077

Total Bonds	—	3,342,438	1,377,077	4,719,515

Other

Money Market Funds	57,140,911	—	—	57,140,911

Total Other	57,140,911	—	—	57,140,911

Investments in Securities	83,255,688	3,476,888	1,377,077	88,109,653

Derivatives

Assets

Futures Contracts	2,621,900	—	—	2,621,900

Swap Contracts	—	965,200	—	965,200

Forward Foreign Currency Exchange Contracts	—	615,332	—	615,332

Liabilities

Futures Contracts	(111,835)	—	—	(111,835)

Forward Foreign Currency Exchange Contracts	—	(650,382)	—	(650,382)

Total	$85,765,753	$4,407,038	$1,377,077	$91,549,868

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$64,987	$0	$0	$64,987

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities-Non-Agency ($)
Balance as of May 31, 2011	720,054

Accrued discounts/premiums	—

Realized gain (loss)	5,365

Change in unrealized appreciation (depreciation)**	(878)

Sales	(1,988,157)

Purchases	2,640,693

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of May 31, 2012	1,377,077

**	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(878).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Funds assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealer.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $38,990,283)	$40,831,323

Affiliated issuers (identified cost $57,140,911)	57,140,911

Total investments (identified cost $96,131,194)	97,972,234

Cash	80,930

Foreign currency (identified cost $155)	135

Cash collateral held at broker	9,562,796

Margin deposits on futures contracts	3,697,833

Unrealized appreciation on forward foreign currency exchange contracts	615,332

Unrealized appreciation on swap contracts	965,200

Receivable for:

Investments sold	416,905

Capital shares sold	125,791

Dividends	85,742

Interest	40,158

Reclaims	108

Variation margin on futures contracts	125,133

Expense reimbursement due from Investment Manager	2,210

Total assets	113,690,507

Liabilities

Securities sold short, at value (proceeds $9,812,231)	9,862,581

Unrealized depreciation on forward foreign currency exchange contracts	650,382

Payable for:

Investments purchased	509,827

Capital shares purchased	263,662

Dividends and interest on securities sold short	21,950

Investment management fees	2,577

Distribution fees	601

Transfer agent fees	13,649

Administration fees	224

Compensation of board members	3,876

Other expenses	96,321

Total liabilities	11,425,650

Net assets applicable to outstanding capital stock	$102,264,857

Represented by

Paid-in capital	$100,646,222

Undistributed net investment income	812,047

Accumulated net realized loss	(4,379,867)

Unrealized appreciation (depreciation) on:

Investments	1,841,040

Foreign currency translations	(44,450)

Forward foreign currency exchange contracts	(35,050)

Futures contracts	2,510,065

Securities sold short	(50,350)

Swap contracts	965,200

Total — representing net assets applicable to outstanding capital stock	$102,264,857

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$55,581,827

Shares outstanding	5,551,477

Net asset value per share	$10.01

Maximum offering price per share(a)	$10.62

Class B

Net assets	$91,925

Shares outstanding	9,271

Net asset value per share	$9.92

Class C

Net assets	$5,637,281

Shares outstanding	567,726

Net asset value per share	$9.93

Class I

Net assets	$29,587,127

Shares outstanding	2,948,883

Net asset value per share	$10.03

Class R

Net assets	$4,569

Shares outstanding	458

Net asset value per share	$9.98

Class W

Net assets	$9,334,335

Shares outstanding	932,684

Net asset value per share	$10.01

Class Z

Net assets	$2,027,793

Shares outstanding	201,959

Net asset value per share	$10.04

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2012

Net Investment Income
Income:
Dividends	$683,043
Interest	277,132
Dividends from affiliates	92,846
Foreign taxes withheld	(5,689)

Total income	1,047,332

Expenses:
Investment management fees	930,540
Distribution fees
Class A	107,278
Class B	739
Class C	38,612
Class R	14
Class W	29,813
Transfer agent fees
Class A	123,467
Class B	223
Class C	11,071
Class R	8
Class W	37,078
Class Z	5,776
Administration fees	80,916
Compensation of board members	10,129
Custodian fees	149,170
Printing and postage fees	67,000
Registration fees	95,847
Professional fees	45,399
Dividends and interest on securities sold short	185,668
Other	17,011

Total expenses	1,935,759

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(360,004)

Total net expenses	1,575,755

Net investment loss	(528,423)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$(1,158,086)
Foreign currency translations	102,520
Forward foreign currency exchange contracts	(1,179,479)
Futures contracts	(2,545,073)
Swap contracts	1,333,814
Increase from payment by affiliate (see Note 6)	429,376

Net realized loss	(3,016,928)
Net change in unrealized appreciation (depreciation) on:
Investments	1,757,408
Foreign currency translations	(50,715)
Forward foreign currency exchange contracts	(144,983)
Futures contracts	2,528,820
Securities sold short	(50,350)
Swap contracts	965,200

Net change in unrealized appreciation	5,005,380

Net realized and unrealized gain	1,988,452

Net increase in net assets resulting from operations	$1,460,029

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment loss	$(528,423)	$(27,512)

Net realized loss	(3,016,928)	(358,870)

Net change in unrealized appreciation	5,005,380	181,075

Net increase (decrease) in net assets resulting from operations	1,460,029	(205,307)

Distributions to shareholders from:

Net realized gains

Class A	(49,000)	—

Class B	(72)	—

Class C	(4,363)	—

Class I	(25,571)	—

Class R	(2)	—

Class W	(13,458)	—

Class Z	(2,175)	—

Total distributions to shareholders	(94,641)	—

Increase (decrease) in net assets from share transactions	59,666,923	41,437,853

Total increase in net assets	61,032,311	41,232,546

Net assets at beginning of year	41,232,546	—

Net assets at end of year	$102,264,857	$41,232,546

Undistributed net investment income	$812,047	$6,646

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	5,858,625	57,937,848	1,183,960	11,759,525

Distributions reinvested	4,168	41,140	—	—

Redemptions	(1,495,211)	(14,892,006)	(65)	(644)

Net increase	4,367,582	43,086,982	1,183,895	11,758,881

Class B shares

Subscriptions	11,876	117,089	2,873	28,411

Distributions reinvested	5	49	—	—

Redemptions	(5,483)	(54,045)	—	—

Net increase	6,398	63,093	2,873	28,411

Class C shares

Subscriptions	523,812	5,166,251	98,352	975,331

Distributions reinvested	420	4,121	—	—

Redemptions	(54,361)	(536,675)	(497)	(4,955)

Net increase	469,871	4,633,697	97,855	970,376

Class I shares

Subscriptions	6,226,729	61,640,351	2,799,157	27,967,558

Distributions reinvested	2,585	25,569	—	—

Redemptions	(6,078,729)	(60,329,328)	(859)	(8,509)

Net increase	150,585	1,336,592	2,798,298	27,959,049

Class R shares

Subscriptions	208	2,074	250	2,500

Net increase	208	2,074	250	2,500

Class W shares

Subscriptions	3,004,282	29,716,375	250	2,500

Distributions reinvested	1,365	13,456	—	—

Redemptions	(2,073,213)	(20,461,976)	—	—

Net increase	932,434	9,267,855	250	2,500

Class Z shares

Subscriptions	286,122	2,830,079	72,206	716,136

Distributions reinvested	217	2,141	—	—

Redemptions	(156,586)	(1,555,590)	—	—

Net increase	129,753	1,276,630	72,206	716,136

Total net increase	6,056,831	59,666,923	4,155,627	41,437,853

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$10.00

Income from investment operations:

Net investment loss	(0.06)		(0.01)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.10		(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$10.01		$9.92

Total return	1.00%	(b)	(0.80%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.15%		5.76%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.68%		1.47%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.95%		5.76%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.48%		1.47%	(d)

Net investment loss	(0.57%	)	(0.68%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$55,582		$11,745

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.90		$10.00

Income from investment operations:

Net investment loss	(0.14)		(0.02)

Net realized and unrealized gain (loss)	0.13		(0.08)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.03		(0.10)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$9.92		$9.90

Total return	0.30%	(b)	(1.00%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.92%		6.86%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	2.42%		2.22%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.73%		6.86%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	2.23%		2.22%	(d)

Net investment loss	(1.38%	)	(1.36%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$92		$28

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.91		$10.00

Income from investment operations:

Net investment loss	(0.13)		(0.02)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.03		(0.09)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$9.93		$9.91

Total return	0.30%	(b)	(0.90%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.92%		6.73%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	2.44%		2.22%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.71%		6.73%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	2.23%		2.22%	(d)

Net investment loss	(1.31%	)	(1.44%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$5,637		$970

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$10.00

Income from investment operations:

Net investment loss	(0.04)		(0.01)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.12		(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$10.03		$9.92

Total return	1.21%	(b)	(0.80%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	1.53%		3.87%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.32%		1.16%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.37%		3.87%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.16%		1.16%	(d)

Net investment loss	(0.37%	)	(0.48%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$29,587		$27,767

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2012.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.91		$10.00

Income from investment operations:

Net investment loss	(0.09)		(0.02)

Net realized and unrealized gain (loss)	0.13		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.08		(0.09)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$9.98		$9.91

Total return	0.80%	(b)	(0.90%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.49%		4.45%(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.90%		1.73%(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.32%		4.45%(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.73%		1.73%

Net investment loss	(0.87%	)	(1.08%)(d)

Supplemental data

Net assets, end of period (in thousands)	$5		$2

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$10.00

Income from investment operations:

Net investment loss	(0.06)		(0.01)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.10		(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$10.01		$9.92

Total return	1.00%	(b)	(0.80%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.06%		4.17%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.66%		1.48%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.88%		4.17%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.48%		1.48%	(d)

Net investment loss	(0.66%	)	(0.83%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$9,334		$2

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.92	$10.00

Income from investment operations:

Net investment loss	(0.03)	(0.01)

Net realized and unrealized gain (loss)	0.12	(0.07)

Increase from payments by affiliate	0.04	—

Total from investment operations	0.13	(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)	—

Total distributions to shareholders	(0.01)	—

Net asset value, end of period	$10.04	$9.92

Total return	1.31%(b)	(0.80%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	1.87%	6.03%(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.42%	1.22%(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.68%	6.03%(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.23%	1.22%(d)

Net investment loss	(0.33%)	(0.45%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,028	$717

Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

34	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2012	35

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to achieve a representative weighted mix of major currencies in its benchmark.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, and manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to produce incremental earnings, to gain exposure to or protect itself from market rate changes, and to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

36	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	1,287,201	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	615,333
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	1,196,422	*
Interest rate contracts	Unrealized appreciation on swap contracts	965,200
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	138,277	*
Total		4,202,433
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	53,970	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	650,383
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	4,005	*
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	53,860	*
Total		762,218

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(1,647,480)	—	(1,647,480)
Foreign exchange contracts	(1,179,479)	(1,475,654)	—	(2,655,133)
Interest rate contracts	—	578,061	1,333,814	1,911,875
Total	(1,179,479)	(2,545,073)	1,333,814	(2,390,738)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	1,274,305	—	1,274,305
Foreign exchange contracts	(144,983)	1,252,472	—	1,107,489
Interest rate contracts	—	2,043	965,200	967,243
Total	(144,983)	2,528,820	965,200	3,349,037

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2011:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	471
Futures Contracts	12,614
Swap Contracts	29

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker

Annual Report 2012	37

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted,

respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and

38	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.92% to 0.80% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.92% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $1,929.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per

Annual Report 2012	39

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.30
Class C	0.29
Class R	0.29
Class W	0.31
Class Z	0.29

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,000 and $35,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $182,609 for Class A, $253 for Class B and $1,917 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.16
Class R	1.73
Class W	1.48
Class Z	1.23

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of each Fund’s average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.04
Class R	1.73
Class W	1.48
Class Z	1.23

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated

40	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions, recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,333,824
Accumulated net realized loss	(1,330,058)
Paid-in capital	(3,766)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$54	$ —
Long-term capital gains	94,587	—
Total	$94,641	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,810,496
Accumulated realized loss	(986,867)
Unrealized appreciation	795,006

At May 31, 2012, the cost of investments for federal income tax purposes was $97,305,204 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,818,057
Unrealized depreciation	(1,151,027)
Net unrealized appreciation	$667,030

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	672,989

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $313,878 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $86,778,922 and $63,639,010, respectively, for the year ended May 31, 2012.

Note 6. Payments by Affiliates

During the year ended May 31, 2012, the Investment Manager voluntarily reimbursed the fund $429,376 for losses on trading errors.

Annual Report 2012	41

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations.

As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 63.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 28.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Significant Risks

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short

42	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	43

Columbia Absolute Return Enhanced Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Enhanced Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and the period from March 31, 2011 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Enhanced Multi-Strategy Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from March 31, 2011 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

44	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Federal Income Tax Information

Fiscal Year Ended May 31, 2012 (Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	35.59%
Dividends Received Deduction for corporations	31.88%
U.S. Government Obligations	0.00%

Capital gain distribution — the Fund designates $94,587 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	45

Columbia Absolute Return Enhanced Multi-Strategy Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

46	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Annual Report 2012	47

Columbia Absolute Return Enhanced Multi-Strategy Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

48	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 — January 2009; Treasurer, Columbia Funds, October 2003 — May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006 — 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	49

Columbia Absolute Return Enhanced Multi-Strategy Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005 — April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 — April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 — September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 — 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 — April 2011 and of the Nations Funds, May 2010 — March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008; Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008

50	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

Annual Report 2012	51

Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

52	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Absolute Return Enhanced Multi-Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	57

Columbia Absolute Return Enhanced Multi-Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, or go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6424 D (7/12)

Annual Report May 31, 2012

Columbia Absolute Return Multi-Strategy Fund

Columbia Absolute Return Multi-Strategy Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Performance Overview

Performance Summary

>	For the 12-month period ended May 31, 2012, Columbia Absolute Return Multi-Strategy Fund (the fund) Class A shares returned -0.17% excluding sales charge.

>

The fund underperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, which was up 7.12%.

>

The negative absolute returns from the fund’s investments in an emerging markets currency strategy, a select large growth equity alpha strategy and a high income convertible securities strategy slightly more than offset the positive absolute returns generated by the fund’s investments in a global trend following strategy, a developed market currency strategy, an equity market neutral strategy, a long/short government bond strategy and two equity alpha strategies.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	1 Year	Life
Class A	03/31/11
Excluding Sales Charges		-0.17	-0.32
Including Sales Charges		-3.18	-2.89
Class B	03/31/11
Excluding Sales Charges		-0.88	-1.01
Including Sales Charges		-5.83	-4.41
Class C	03/31/11
Excluding Sales Charges		-0.98	-1.01
Including Sales Charges		-1.97	-1.01
Class I	03/31/11	0.13	0.02
Class R	03/31/11	-0.47	-0.58
Class W	03/31/11	-0.17	-0.32
Class Z	03/31/11	0.03	-0.06
Barclays U.S. Aggregate Bond Index		7.12	8.42
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.05

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

The Barclays U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2011 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Multi-Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Kent Peterson, Ph.D.

At May 31, 2012, approximately 60% of the fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Absolute Return Multi-Strategy Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 26, Class I capital stock activity for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Absolute Return Multi-Strategy Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the fund’s expenses, see the discussions beginning on pages 7 and 39.

For the 12-month period that ended May 31, 2012, the fund’s Class A shares returned -0.17% excluding sales charge. The fund underperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04%, and the Barclays U.S. Aggregate Bond Index, a broad measure of the domestic fixed income market, which was up 7.12%.

The negative absolute returns from the fund’s investments in an emerging markets currency strategy, a select large growth equity alpha strategy and a high income convertible securities strategy slightly more than offset the positive absolute returns generated by the fund’s investments in a global trend following strategy, a developed market currency strategy, an equity market neutral strategy, a long/short government bond strategy and two equity alpha strategies.

Muted Returns Mask Market Volatility

While absolute returns may seem somewhat muted on the surface, such returns mask what was actually a rather volatile path traced by the financial markets during the 12 months ended May 31, 2012. Indeed, the financial markets were choppy in large part because of heightened investor concerns regarding the Eurozone sovereign debt crisis, the U.S. debt ceiling debate and slowing growth in many emerging world nations.

Investment Strategies Generate Mixed Results

The fund pursues positive absolute returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies.

During the annual period, the fund was able to generate positive absolute returns from the fund’s investments in a global trend following strategy, which uses a variety of market, valuation and other factors to identify areas of relative value across equity, bond and currency markets in developed countries around the globe and to determine the direction of global markets. A quantitative strategy that uses nine developed market currencies (U.K., Euro, Sweden, Norway, Canada, Japan, New Zealand, Australia and Switzerland) to achieve an absolute return profile with no net exposure to the U.S. dollar and that establishes equal-weighted long and short positions in currency forward contracts based on broad technical and fundamental drivers of return also performed well. So, too, did an equity market neutral strategy that attempts to generate positive returns by investing in equity securities believed to be most undervalued in the market and by taking short positions in equity securities believed to be the most overvalued. A strategy using

4	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

investments in 10-year government bond futures contracts in five non-U.S. developed market countries (Germany, U.K., Japan, Canada and Australia) to achieve an absolute return profile with no direct U.S. bond exposure delivered positive returns as well. This strategy establishes one long and one short bond position with offsetting notional amounts using a multi-factor ranking model with real-time inputs. In addition, two equity alpha strategies — Dividend Income and Contrarian Core — generated positive absolute returns after netting the overlay strategy we apply to these strategies to remove the equity market exposure in these strategies.

The positive absolute returns generated by these strategies were offset during the annual period by negative absolute returns generated by the fund’s investments in an emerging market currency strategy based on a quantitative multi-factor model using the currencies of 12 emerging and newly industrialized economies (India, Poland, South Africa, Russia, Brazil, Mexico, Chile, South Korea, Singapore, Taiwan, Israel and Turkey) with no net exposure to the U.S. dollar. The strategy establishes equity-weighted long and short positions in currency forward contracts based on broad technical and fundamental drivers of return. This emerging market currency strategy was impacted during the annual period by the heightened volatility experienced in several emerging markets, inclusive of slowing economic growth and a return to more dovish monetary policies. A Select Large Growth equity alpha strategy and a high income convertible securities strategy further detracted from the fund’s absolute return during the annual period.

Overall, we continue to believe that having multiple strategies to rely upon enables us to create more of an independent return stream that may exhibit less correlation to traditional markets. During a time of heightened volatility and uncertainty in the capital markets, such as that seen during this annual period, we see this approach as a particular benefit to shareholders with a long-term perspective.

At the end of the annual period, the fund had its greatest allocations to the global trend following strategy, the long/short government bond strategy and the equity market neutral strategy.

New Equity Alpha Strategy Added

In August 2011, we added a new equity alpha strategy to the fund’s underlying investment strategies. The fund’s portfolio turnover rate for the 12-month period was 132%. A significant portion of the turnover was the result of opportunistic changes we made at the margin in response to valuations or market developments as determined by the multiple strategies employed.

Looking Ahead

At the end of the annual period, concerns about Washington D.C., Europe, China and the Middle East continued to dominate the headlines. Also, U.S. economic indicators remained mixed overall. Employment and income growth had both waned in the last months of the annual period but deflationary risks had risen.

Top Ten Holdings(a) — Long Positions (%) (at May 31, 2012)
Castle Peak Loan Trust 6.250% 05/25/52	2.2
Philip Morris International, Inc.	1.9
Apple, Inc.	1.6
Pfizer, Inc.	1.4
Exxon Mobil Corp.	1.4
Microsoft Corp.	1.3
Chevron Corp.	1.3
International Business Machines Corp.	1.3
JPMorgan Chase & Co.	1.2
QUALCOMM, Inc.	1.2

Top Ten Holdings(b) — Short Positions (%) (at May 31, 2012)
Quanta Services, Inc.	(1.6)
Omnicom Group, Inc.	(1.6)
ANSYS, Inc.	(1.5)
Northern Trust Corp.	(1.4)
Paychex, Inc.	(1.4)
McCormick & Co., Inc.	(1.4)
Laboratory Corp. of America Holdings	(1.4)
Watsco, Inc.	(1.4)
Akamai Technologies, Inc.	(1.3)
Computer Sciences Corp.	(1.3)

(a)	Percentages indicated are based upon total long investments (excluding Money Market Funds).

(b)	Percentages indicated are based upon total short investments.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Absolute Return Multi-Strategy Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2012)
	Long		Short	Net
Common Stocks	52.6		(14.4)	38.2
Consumer Discretionary	7.1		(2.4)	4.7
Consumer Staples	5.3		(1.5)	3.8
Energy	4.2		(0.5)	3.7
Financials	7.3		(2.4)	4.9
Health Care	8.1		(2.1)	6.0
Industrials	5.2		(1.7)	3.5
Information Technology	10.9		(2.5)	8.4
Materials	1.9		(0.7)	1.2
Telecommunication Services	1.1		—	1.1
Utilities	1.5		(0.6)	0.9
Convertible Preferred Stocks	1.2		—	1.2
Energy	0.0	*	—	0.0
Financials	0.7		—	0.7
Industrials	0.2		—	0.2
Information Technology	0.1		—	0.1
Utilities	0.2		—	0.2
Bonds	6.6		—	6.6
Convertible Bonds	5.3		—	5.3
Residential Mortgage-Backed Securities — Non-Agency	1.3		—	1.3
Short-Term Investments Segregated in Connection with Open Derivatives Contracts (a)	54.0		—	54.0
Total	114.4		(14.4)	100.0

*	Rounds to less than 0.1%.

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds (amounting to $82.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives, which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Going forward, we believe the investment environment will likely be one wherein market volatility remains high and wherein real yields remain low, or in some cases negative. Capital market conditions are likely to remain fluid with plenty of opportunities for positive upside surprise, but we feel risks to the downside warrant a more cautious approach until matters become clearer, particularly in Greece and Spain. Structural challenges persist in the developed world and slowing growth in emerging market economies also leave the global economy in a fragile state.

We intend to continue to pursue our strategy of balancing return, volatility and correlations of the underlying investment strategies with the objective of generating positive absolute return.

6	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.30	1,016.60	8.42	8.47	1.68
Class B	1,000.00	1,000.00	1,002.30	1,012.80	12.21	12.28	2.44
Class C	1,000.00	1,000.00	1,001.30	1,012.85	12.16	12.23	2.43
Class I	1,000.00	1,000.00	1,007.30	1,018.10	6.93	6.96	1.38
Class R	1,000.00	1,000.00	1,004.30	1,015.40	9.62	9.67	1.92
Class W	1,000.00	1,000.00	1,006.30	1,016.60	8.43	8.47	1.68
Class Z	1,000.00	1,000.00	1,007.30	1,017.85	7.18	7.21	1.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.93% for Class I. Any amounts waived will not be reimbursed by the Fund. This change becomes effective August 1, 2012. If this change had been in place for the entire six month period ended May 31, 2012, the actual expenses paid would have been $6.17 for Class I; the hypothetical expenses paid would have been $6.21 for Class I.

The actual and hypothetical expenses paid for other classes would have been the same as those presented in the table above.

Annual Report 2012	7

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 44.5%
Issuer	Shares	Value ($)

Consumer Discretionary 6.0%
Auto Components 0.4%

Delphi Automotive PLC(a)	4,209	122,187

Johnson Controls, Inc.	13,721	413,551

TRW Automotive Holdings Corp.(a)	4,940	190,536

Total		726,274

Hotels, Restaurants & Leisure 1.1%

Bally Technologies, Inc.(a)	5,033	234,286

Chipotle Mexican Grill, Inc.(a)	803	331,695

Las Vegas Sands Corp.	9,852	454,965

McDonald’s Corp.	4,310	385,056

Tim Hortons, Inc.	2,166	115,448

Yum! Brands, Inc.	6,036	424,693

Total		1,946,143

Internet & Catalog Retail 0.8%

Amazon.com, Inc.(a)	2,252	479,473

Expedia, Inc.	3,765	172,776

Liberty Interactive Corp., Class A(a)	14,934	250,294

priceline.com, Inc.(a)	855	534,794

Total		1,437,337

Leisure Equipment & Products 0.2%

Mattel, Inc.	8,682	270,270

Media 1.6%

Comcast Corp., Class A	23,934	691,932

Discovery Communications, Inc., Class A(a)	3,881	194,438

DISH Network Corp., Class A	11,460	321,338

Gannett Co., Inc.	8,632	112,734

McGraw-Hill Companies, Inc. (The)	3,275	142,070

Meredith Corp.	4,200	124,278

News Corp., Class A	15,537	298,310

Regal Entertainment Group, Class A	9,152	125,840

Time Warner, Inc.	7,450	256,802

Viacom, Inc., Class B	12,815	611,660

Total		2,879,402

Multiline Retail 0.4%

Family Dollar Stores, Inc.	4,368	295,932

Macy’s, Inc.	7,426	282,559

Nordstrom, Inc.	2,775	131,452

Total		709,943

Specialty Retail 0.9%

GameStop Corp., Class A	5,356	102,728

Home Depot, Inc. (The)	17,251	851,165

Limited Brands, Inc.	3,045	135,076

Common Stocks (continued)
Issuer	Shares	Value ($)

Pier 1 Imports, Inc.	6,604	107,645

TJX Companies, Inc.	8,698	369,317

Williams-Sonoma, Inc.	3,120	108,919

Total		1,674,850

Textiles, Apparel & Luxury Goods 0.6%

Fossil, Inc.(a)	4,008	293,225

lululemon athletica, Inc.(a)	5,387	391,312

Michael Kors Holdings Ltd.(a)	11,731	461,967

Total		1,146,504

Total Consumer Discretionary		10,790,723

Consumer Staples 4.5%
Beverages 0.9%

Coca-Cola Co. (The)	3,130	233,905

Diageo PLC, ADR	5,358	510,832

Dr. Pepper Snapple Group, Inc.	7,124	293,936

PepsiCo, Inc.	7,460	506,161

Total		1,544,834

Food & Staples Retailing 0.6%

CVS Caremark Corp.	9,230	414,796

Kroger Co. (The)	7,852	172,823

Safeway, Inc.	5,096	96,926

Wal-Mart Stores, Inc.	3,420	225,104

Walgreen Co.	6,916	211,076

Total		1,120,725

Food Products 1.0%

Campbell Soup Co.	7,436	235,721

General Mills, Inc.	4,200	160,776

HJ Heinz Co.	5,720	303,618

Kellogg Co.	5,512	268,875

Kraft Foods, Inc., Class A	11,618	444,621

Smithfield Foods, Inc.(a)	7,353	144,633

Tyson Foods, Inc., Class A	8,829	171,018

Total		1,729,262

Household Products 0.7%

Energizer Holdings, Inc.(a)	3,185	232,218

Kimberly-Clark Corp.	3,100	245,985

Procter & Gamble Co. (The)	11,483	715,276

Total		1,193,479

Personal Products 0.2%

Estee Lauder Companies, Inc. (The), Class A	6,658	360,531

Herbalife Ltd.	1,258	56,346

Total		416,877

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 1.1%

Altria Group, Inc.	8,925	287,296

Philip Morris International, Inc.	20,916	1,767,611

Total		2,054,907

Total Consumer Staples		8,060,084

Energy 3.5%
Energy Equipment & Services 0.7%

Baker Hughes, Inc.	4,202	175,350

FMC Technologies, Inc.(a)	8,930	359,343

National Oilwell Varco, Inc.	5,507	367,592

Oil States International, Inc.(a)	1,747	116,298

Schlumberger Ltd.	2,180	137,885

Weatherford International Ltd.(a)	10,396	124,856

Total		1,281,324

Oil, Gas & Consumable Fuels 2.8%

Apache Corp.	5,155	419,514

Chevron Corp.	12,343	1,213,440

ConocoPhillips	8,207	428,077

Devon Energy Corp.	3,539	210,641

EOG Resources, Inc.	3,626	360,062

Exxon Mobil Corp.	16,173	1,271,683

Kinder Morgan, Inc.	7,570	258,818

Occidental Petroleum Corp.	3,130	248,115

Penn West Petroleum Ltd.	4,220	56,126

Phillips 66(a)	1,645	49,400

Royal Dutch Shell PLC, ADR	6,300	391,734

Whiting Petroleum Corp.(a)	2,330	100,679

Total		5,008,289

Total Energy		6,289,613

Financials 6.2%
Capital Markets 1.4%

BlackRock, Inc.	5,311	907,119

Franklin Resources, Inc.	6,331	676,087

Goldman Sachs Group, Inc. (The)	2,144	205,181

Invesco Ltd.	10,964	238,467

Northern Trust Corp.	3,470	149,835

State Street Corp.	7,458	307,344

T Rowe Price Group, Inc.	2,040	117,484

Total		2,601,517

Commercial Banks 1.1%

Fifth Third Bancorp	12,885	172,015

Huntington Bancshares, Inc.	28,495	186,357

Common Stocks (continued)
Issuer	Shares	Value ($)

PNC Financial Services Group, Inc.	7,595	466,485

U.S. Bancorp	13,077	406,825

Wells Fargo & Co.	25,581	819,871

Total		2,051,553

Consumer Finance 0.2%

American Express Co.	5,005	279,429

Diversified Financial Services 1.0%

Citigroup, Inc.	7,371	195,405

CME Group, Inc.	600	154,542

IntercontinentalExchange, Inc.(a)	2,525	309,186

JPMorgan Chase & Co.	34,146	1,131,940

Total		1,791,073

Insurance 1.4%

Aon PLC	5,335	248,077

Arthur J Gallagher & Co.	5,145	178,737

Berkshire Hathaway, Inc., Class B(a)	11,070	878,515

Chubb Corp. (The)	2,145	154,590

Hartford Financial Services Group, Inc.	15,828	266,227

MetLife, Inc.	3,150	92,012

Principal Financial Group, Inc.	8,569	210,455

Progressive Corp. (The)	2,950	64,104

Reinsurance Group of America, Inc.	4,108	206,098

RenaissanceRe Holdings Ltd.	865	66,666

Unum Group	5,540	110,523

Total		2,476,004

Real Estate Investment Trusts (REITs) 1.0%

American Campus Communities, Inc.	2,704	118,706

CBL & Associates Properties, Inc.	5,460	95,332

CubeSmart	13,769	155,727

Digital Realty Trust, Inc.	4,132	292,422

Duke Realty Corp.	5,200	71,968

Highwoods Properties, Inc.	3,463	111,716

Lexington Realty Trust	13,832	114,944

Public Storage	2,465	329,003

Simon Property Group, Inc.	1,903	280,731

SL Green Realty Corp.	2,808	210,628

Total		1,781,177

Thrifts & Mortgage Finance 0.1%

People’s United Financial, Inc.	9,795	113,916

Total Financials		11,094,669

Health Care 6.9%
Biotechnology 1.3%

Alexion Pharmaceuticals, Inc.(a)	3,813	345,343

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Amarin Corp. PLC, ADR(a)	18,522	219,486

Amgen, Inc.	3,425	238,106

Biogen Idec, Inc.(a)	4,465	583,799

Celgene Corp.(a)	7,277	496,655

Medivation, Inc.(a)	1,350	113,711

Regeneron Pharmaceuticals, Inc.(a)	676	91,699

Vertex Pharmaceuticals, Inc.(a)	2,866	172,075

Total		2,260,874

Health Care Equipment & Supplies 0.7%

Baxter International, Inc.	7,982	404,049

Covidien PLC	9,670	500,712

Insulet Corp.(a)	5,450	100,389

St. Jude Medical, Inc.	2,766	106,270

Zimmer Holdings, Inc.	2,808	170,305

Total		1,281,725

Health Care Providers & Services 1.2%

Aetna, Inc.	4,435	181,347

Cardinal Health, Inc.	11,096	459,152

CIGNA Corp.	7,530	330,642

Express Scripts Holding Co.(a)	5,804	302,911

McKesson Corp.	7,710	672,929

WellPoint, Inc.	3,445	232,159

Total		2,179,140

Life Sciences Tools & Services 0.2%

Life Technologies Corp.(a)	2,835	115,980

Thermo Fisher Scientific, Inc.	4,285	216,307

Total		332,287

Pharmaceuticals 3.5%

Abbott Laboratories	14,479	894,658

Allergan, Inc.	4,869	439,427

Bristol-Myers Squibb Co.	18,125	604,288

GlaxoSmithKline PLC, ADR	10,685	471,315

Jazz Pharmaceuticals PLC(a)	2,250	97,200

Johnson & Johnson	14,803	924,151

Merck & Co., Inc.	26,316	988,955

Novo Nordisk A/S, ADR	3,291	440,303

Pfizer, Inc.	59,253	1,295,863

Teva Pharmaceutical Industries Ltd., ADR	4,056	158,955

Total		6,315,115

Total Health Care		12,369,141

Industrials 4.3%
Aerospace & Defense 1.6%

Boeing Co. (The)	1,795	124,950

Common Stocks (continued)
Issuer	Shares	Value ($)

General Dynamics Corp.	3,328	213,025

Honeywell International, Inc.	13,768	766,327

L-3 Communications Holdings, Inc.	2,600	177,294

Precision Castparts Corp.	3,149	523,395

Raytheon Co.	8,575	431,494

United Technologies Corp.	8,552	633,789

Total		2,870,274

Air Freight & Logistics 0.1%

FedEx Corp.	1,931	172,129

Airlines 0.1%

United Continental Holdings, Inc.(a)	5,425	136,547

Commercial Services & Supplies 0.1%

Waste Connections, Inc.	3,787	117,208

Waste Management, Inc.	4,785	155,225

Total		272,433

Construction & Engineering 0.1%

KBR, Inc.	7,893	201,035

Electrical Equipment 0.2%

Emerson Electric Co.	2,890	135,165

Polypore International, Inc.(a)	1,681	62,180

Rockwell Automation, Inc.	1,950	141,395

Total		338,740

Industrial Conglomerates 0.8%

General Electric Co.	35,283	673,552

Tyco International Ltd.	15,849	842,533

Total		1,516,085

Machinery 0.5%

Cummins, Inc.	1,125	109,069

Deere & Co.	1,510	111,544

Dover Corp.	5,470	309,383

Illinois Tool Works, Inc.	2,055	115,388

Parker Hannifin Corp.	4,002	327,123

Total		972,507

Professional Services 0.3%

Dun & Bradstreet Corp. (The)	2,756	186,223

Nielsen Holdings NV(a)	10,509	291,520

Total		477,743

Road & Rail 0.4%

JB Hunt Transport Services, Inc.	2,600	148,538

Norfolk Southern Corp.	4,479	293,464

Union Pacific Corp.	1,780	198,292

Total		640,294

Trading Companies & Distributors 0.1%

MRC Global, Inc.(a)	2,668	55,388

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

WW Grainger, Inc.	629	121,806

Total		177,194

Total Industrials		7,774,981

Information Technology 9.2%
Communications Equipment 1.1%

Cisco Systems, Inc.	14,705	240,133

F5 Networks, Inc.(a)	2,951	305,369

Juniper Networks, Inc.(a)	18,612	320,126

QUALCOMM, Inc.	18,922	1,084,420

Total		1,950,048

Computers & Peripherals 1.5%

Apple, Inc.(a)	2,596	1,499,787

EMC Corp.(a)	38,686	922,661

NCR Corp.(a)	9,256	198,263

NetApp, Inc.(a)	1,210	36,010

Total		2,656,721

Internet Software & Services 1.6%

Baidu, Inc., ADR(a)	4,100	482,857

eBay, Inc.(a)	26,385	1,034,028

Google, Inc., Class A(a)	1,733	1,006,631

LinkedIn Corp., Class A(a)	4,111	395,067

Total		2,918,583

IT Services 2.0%

Accenture PLC, Class A	9,866	563,349

Automatic Data Processing, Inc.	3,890	202,864

Cognizant Technology Solutions Corp., Class A(a)	11,236	654,497

International Business Machines Corp.	6,185	1,193,086

Mastercard, Inc., Class A	1,715	697,165

Visa, Inc., Class A	3,212	370,022

Total		3,680,983

Office Electronics 0.2%

Canon, Inc., ADR	2,780	111,005

Xerox Corp.	30,793	222,326

Total		333,331

Semiconductors & Semiconductor Equipment 1.3%

Analog Devices, Inc.	606	22,040

Avago Technologies Ltd.	3,906	129,289

Cavium, Inc.(a)	5,075	122,866

Fairchild Semiconductor International, Inc.(a)	13,550	178,995

Intel Corp.	29,955	774,037

Lam Research Corp.(a)	8,823	329,098

Common Stocks (continued)
Issuer	Shares	Value ($)

Marvell Technology Group Ltd.(a)	8,659	108,497

Maxim Integrated Products, Inc.	6,975	175,491

Skyworks Solutions, Inc.(a)	13,821	371,232

Texas Instruments, Inc.	5,820	165,754

Total		2,377,299

Software 1.5%

Autodesk, Inc.(a)	6,344	203,135

Check Point Software Technologies Ltd.(a)	4,108	210,494

Electronic Arts, Inc.(a)	8,705	118,562

Intuit, Inc.	2,141	120,388

Microsoft Corp.	42,199	1,231,789

Oracle Corp.	6,812	180,313

Salesforce.com, Inc.(a)	4,127	572,085

Total		2,636,766

Total Information Technology		16,553,731

Materials 1.6%
Chemicals 1.2%

Air Products & Chemicals, Inc.	1,094	86,470

Celanese Corp., Class A	7,964	317,047

Dow Chemical Co. (The)	13,223	410,706

EI du Pont de Nemours & Co.	10,144	489,549

LyondellBasell Industries NV, Class A	7,020	277,009

RPM International, Inc.	4,930	129,955

Sherwin-Williams Co. (The)	3,865	501,059

Total		2,211,795

Containers & Packaging 0.2%

Packaging Corp. of America	8,944	239,967

Sonoco Products Co.	4,105	126,311

Total		366,278

Metals & Mining 0.2%

BHP Billiton Ltd., ADR	1,505	92,603

Freeport-McMoRan Copper & Gold, Inc.	3,640	116,626

Nucor Corp.	3,695	132,133

Total		341,362

Total Materials		2,919,435

Telecommunication Services 1.0%
Diversified Telecommunication Services 0.8%

AT&T, Inc.	19,615	670,245

Verizon Communications, Inc.	17,910	745,772

Windstream Corp.	3,780	35,381

Total		1,451,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Wireless Telecommunication Services 0.2%

Sprint Nextel Corp.(a)	25,700	66,049

Vodafone Group PLC, ADR	7,560	202,532

Total		268,581

Total Telecommunication Services		1,719,979

Utilities 1.3%
Electric Utilities 0.5%

American Electric Power Co., Inc.	4,220	162,512

Exelon Corp.	11,667	431,446

NextEra Energy, Inc.	1,545	100,950

Northeast Utilities	4,266	153,619

Westar Energy, Inc.	3,416	97,766

Total		946,293

Gas Utilities 0.1%

National Fuel Gas Co.	2,495	107,859

Multi-Utilities 0.7%

CMS Energy Corp.	6,275	146,207

Dominion Resources, Inc.	2,320	120,779

DTE Energy Co.	4,337	246,472

Public Service Enterprise Group, Inc.	11,689	364,580

Sempra Energy	2,995	194,705

Wisconsin Energy Corp.	4,020	152,117

Total		1,224,860

Total Utilities		2,279,012

Total Common Stocks (Cost: $74,241,037)		79,851,368

Convertible Preferred Stocks 1.0%
Energy —%
Oil, Gas & Consumable Fuels —%

Apache Corp., 6.000%	475	22,770

Total Energy		22,770

Financials 0.6%
Commercial Banks 0.1%

Fifth Third Bancorp, 8.500%	890	121,151

Wells Fargo & Co., 7.500%	130	144,169

Total		265,320

Diversified Financial Services 0.3%
AMG Capital Trust II, 5.150%	4,500	188,156

Bank of America Corp., 7.250%	320	298,000

Total		486,156

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 0.2%
Alexandria Real Estate Equities, Inc.,
7.000%	14,000	358,400

Total Financials		1,109,876

Industrials 0.1%
Airlines 0.1%
Continental Airlines Finance Trust II,
6.000%	5,500	198,000

Total Industrials		198,000

Information Technology 0.1%
Communications Equipment 0.1%
Lucent Technologies Capital Trust I,
7.750%	200	130,000

IT Services —%

Unisys Corp., 6.250%	1,300	66,014

Total Information Technology		196,014

Utilities 0.2%
Electric Utilities 0.2%

PPL Corp., 8.750%	6,350	332,423

Total Utilities		332,423

Total Convertible Preferred Stocks (Cost: $1,874,195)		1,859,083

Convertible Bonds 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
L-3 Communications Holdings, Inc.
08/01/35	3.000%	300,000	291,750

Airlines 0.1%
United Continental Holdings, Inc.
06/30/21	4.500%	135,000	129,654

Brokerage 0.3%
Janus Capital Group, Inc.
Senior Unsecured
07/15/14	3.250%	150,000	154,688
Knight Capital Group, Inc.
Senior Subordinated Notes
03/15/15	3.500%	350,000	334,219

Total			488,907

Building Materials 0.1%
Cemex SAB de CV
Subordinated Notes
03/15/15	4.875%	350,000	253,750

Consumer Cyclical Services 0.1%
Live Nation Entertainment, Inc.
Senior Unsecured
07/15/27	2.875%	200,000	191,500

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Diversified Manufacturing 0.1%
Sterlite Industries India Ltd.
Senior Unsecured
10/30/14	4.000%	160,000	144,000

Food and Beverage 0.1%
Chiquita Brands International, Inc.
Senior Unsecured
08/15/16	4.250%	170,000	125,163

Gaming 0.1%
MGM Resorts International
04/15/15	4.250%	160,000	158,200

Gas Pipelines 0.1%
Cheniere Energy, Inc.
Senior Unsecured
08/01/12	2.250%	140,000	139,825

Health Care 0.6%
Alere, Inc.
Senior Subordinated Notes
05/15/16	3.000%	140,000	125,300
Illumina, Inc.
Senior Unsecured(b)
03/15/16	0.250%	$195,000	176,231
Integra LifeSciences Holdings Corp.(b)
12/15/16	1.625%	165,000	156,663
NuVasive, Inc.
Senior Unsecured
07/01/17	2.750%	165,000	146,767
Omnicare, Inc.
12/15/35	3.250%	350,000	334,250
WebMD Health Corp.
Senior Unsecured
01/31/18	2.500%	150,000	127,500

Total			1,066,711

Independent Energy 0.3%
Chesapeake Energy Corp.
12/15/38	2.250%	350,000	270,812
Endeavour International Corp.(b)
07/15/16	5.500%	75,000	64,875
Goodrich Petroleum Corp.
Senior Unsecured
10/01/29	5.000%	350,000	327,250

Total			662,937

Lodging 0.1%
Home Inns & Hotels Management, Inc.
Senior Unsecured
12/15/15	2.000%	130,000	89,538
Morgans Hotel Group Co.
Senior Subordinated Notes
10/15/14	2.375%	200,000	175,750

Total			265,288

Media Non-Cable 0.1%
Cenveo Corp.(b)
05/15/17	7.000%	150,000	121,341

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Metals 0.3%
Jaguar Mining, Inc.
Senior Unsecured(b)
11/01/14	4.500%	200,000	102,250
James River Coal Co.
Senior Unsecured
12/01/15	4.500%	290,000	104,121
Molycorp, Inc.
Senior Unsecured(b)
06/15/16	3.250%	140,000	114,030
Patriot Coal Corp.
Senior Unsecured
05/31/13	3.250%	$285,000	170,644

Total			491,045

Oil Field Services 0.2%
Transocean, Inc.
12/15/37	1.500%	350,000	347,812

Other Financial Institutions 0.1%
Ares Capital Corp.
Senior Unsecured(b)
06/01/16	5.125%	250,000	243,406

Other Industry 0.1%
General Cable Corp.
11/15/13	0.875%	180,000	172,800

Pharmaceuticals 0.3%
Dendreon Corp.
Senior Unsecured
01/15/16	2.875%	490,000	341,219
InterMune, Inc.
Senior Unsecured
09/15/18	2.500%	180,000	141,525
Savient Pharmaceuticals, Inc.
Senior Unsecured
02/01/18	4.750%	215,000	72,025

Total			554,769

Railroads 0.1%
Greenbrier Companies, Inc.
Senior Unsecured(b)
04/01/18	3.500%	210,000	173,597

Retailers 0.3%
Charming Shoppes, Inc.
05/01/14	1.125%	250,000	248,750
RadioShack Corp.
Senior Unsecured(b)
08/01/13	2.500%	145,000	136,663
Rite Aid Corp.
Senior Unsecured
05/15/15	8.500%	145,000	153,337

Total			538,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Technology 0.4%
Advanced Micro Devices, Inc.
Senior Unsecured
05/01/15	6.000%	350,000	352,187
Alcatel-Lucent U.S.A., Inc.
06/15/25	2.875%	160,000	157,400
Digital River, Inc.
Senior Unsecured
11/01/30	2.000%	200,000	186,750
Powerwave Technologies, Inc.
Subordinated Notes
10/01/27	3.875%	155,000	29,063

Total			725,400

Tobacco 0.1%
Alliance One International, Inc.
07/15/14	5.500%	180,000	162,000

Transportation Services 0.1%
DryShips, Inc.
Senior Unsecured
12/01/14	5.000%	250,000	170,625

Wireless 0.1%
Leap Wireless International, Inc.
Senior Unsecured
07/15/14	4.500%	100,000	94,375

Wirelines 0.2%
Ciena Corp.
Senior Unsecured
06/15/17	0.875%	450,000	369,562

Total Convertible Bonds (Cost: $8,613,218)			8,083,167

Residential Mortgage-Backed Securities — Non-Agency 1.1%
Castle Peak Loan Trust(b)(c)
CMO Series 2010-NPL1 Class A
12/25/50	7.750%	4,722	4,722
CMO Series 2011-1 Class 22A1
05/25/52	6.250%	2,000,802	1,993,799

Total Residential Mortgage-Backed Securities —Non-Agency (Cost: $1,998,491)			1,998,521

Money Market Funds 45.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund,
0.161%(d)(e)	82,132,097	82,132,097

Total Money Market Funds (Cost: $82,132,097)		82,132,097

Total Investments (Cost: $168,859,038)		173,924,236

Investments Sold Short (12.2)%
Common Stocks (12.2)%
Issuer	Shares	Value ($)

Consumer Discretionary (2.1)%
Automobiles (0.1)%

Toyota Motor Corp., ADR	(2,860)	(219,905)

Hotels, Restaurants & Leisure (0.7)%

Gaylord Entertainment Co.(a)	(5,824)	(221,021)

Hyatt Hotels Corp., Class A	(2,818)	(104,238)

Marriott International, Inc., Class A	(3,256)	(126,040)

MGM Resorts International	(25,500)	(276,165)

Wendy’s Co. (The)	(46,986)	(215,666)

WMS Industries, Inc.(a)	(9,807)	(201,337)

Total		(1,144,467)

Household Durables (0.1)%

D.R. Horton, Inc.	(10,850)	(180,110)

Leisure Equipment & Products (0.1)%

Hasbro, Inc.	(4,888)	(173,133)

Media (0.9)%

Discovery Communications, Inc., Class A(a)	(4,545)	(227,703)

DreamWorks Animation SKG, Inc., Class A(a)	(10,140)	(180,391)

Grupo Televisa SAB, ADR	(9,204)	(174,784)

Meredith Corp.	(7,748)	(229,263)

Omnicom Group, Inc.	(7,249)	(345,632)

Pearson PLC, ADR	(13,208)	(233,914)

Time Warner Cable, Inc.	(3,640)	(274,456)

Total		(1,666,143)

Multiline Retail (0.1)%

JCPenney Co., Inc.	(5,200)	(136,396)

Textiles, Apparel & Luxury Goods (0.1)%

Under Armour, Inc., Class A(a)	(1,602)	(161,370)

Total Consumer Discretionary		(3,681,524)

Consumer Staples (1.2)%
Food & Staples Retailing (0.3)%

CVS Caremark Corp.	(5,356)	(240,699)

SYSCO Corp.	(7,883)	(220,014)

Total		(460,713)

Food Products (0.5)%

ConAgra Foods, Inc.	(7,831)	(196,950)

General Mills, Inc.	(6,084)	(232,895)

Kraft Foods, Inc., Class A	(5,044)	(193,034)

McCormick & Co., Inc.	(5,460)	(307,726)

Total		(930,605)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Household Products (0.3)%

Church & Dwight Co., Inc.	(5,505)	(293,086)

Procter & Gamble Co. (The)	(4,680)	(291,518)

Total		(584,604)

Tobacco (0.1)%

Reynolds American, Inc.	(6,261)	(261,960)

Total Consumer Staples		(2,237,882)

Energy (0.4)%
Energy Equipment & Services (0.3)%

Core Laboratories NV	(2,122)	(271,404)

Exterran Holdings, Inc.(a)	(9,326)	(107,622)

Tidewater, Inc.	(4,368)	(196,909)

Total		(575,935)

Oil, Gas & Consumable Fuels (0.1)%

Range Resources Corp.	(3,744)	(215,056)

Total Energy		(790,991)

Financials (2.1)%
Capital Markets (0.3)%

Jefferies Group, Inc.	(8,736)	(116,713)

Morgan Stanley	(13,811)	(184,515)

Northern Trust Corp.	(7,332)	(316,595)

Total		(617,823)

Commercial Banks (0.4)%

City National Corp.	(3,681)	(182,872)

KeyCorp	(21,558)	(161,685)

M&T Bank Corp.	(3,421)	(278,196)

Total		(622,753)

Diversified Financial Services (0.1)%

Bank of America Corp.	(18,095)	(132,998)

Insurance (0.4)%

American International Group, Inc.(a)	(4,617)	(134,724)

Arch Capital Group Ltd.	(5,096)	(194,820)

PartnerRe Ltd.	(3,598)	(254,990)

StanCorp Financial Group, Inc.	(4,992)	(173,772)

Total		(758,306)

Real Estate Investment Trusts (REITs) (0.9)%

BRE Properties, Inc.	(3,536)	(174,077)

Corporate Office Properties Trust	(7,332)	(161,377)

Essex Property Trust, Inc.	(1,508)	(226,894)

Healthcare Realty Trust, Inc.	(11,232)	(245,756)

Parkway Properties, Inc.	(20,950)	(220,813)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

ProLogis, Inc.	(6,812)	(217,848)

Regency Centers Corp.	(3,692)	(161,747)

Washington Real Estate Investment Trust	(5,772)	(162,424)

Total		(1,570,936)

Total Financials		(3,702,816)

Health Care (1.8)%
Biotechnology (0.4)%

AVEO Pharmaceuticals, Inc.	(6,978)	(88,830)

Exelixis, Inc.	(15,183)	(70,297)

Immunogen, Inc.	(16,483)	(230,927)

Incyte Corp., Ltd.(a)	(8,424)	(179,515)

Theravance, Inc.	(6,229)	(128,878)

Total		(698,447)

Health Care Equipment & Supplies (0.3)%

Becton Dickinson and Co.	(2,652)	(193,941)

Stryker Corp.	(4,628)	(238,110)

Varian Medical Systems, Inc.(a)	(1,850)	(108,521)

Total		(540,572)

Health Care Providers & Services (0.6)%

Coventry Health Care, Inc.	(4,019)	(122,178)

Laboratory Corp. of America Holdings(a)	(3,588)	(298,809)

LifePoint Hospitals, Inc.(a)	(6,500)	(239,330)

Patterson Companies, Inc.	(5,408)	(179,762)

Quest Diagnostics, Inc.	(2,028)	(115,393)

Wellpoint, Inc.	(1,783)	(120,156)

Total		(1,075,628)

Life Sciences Tools & Services (0.1)%

Mettler-Toledo International, Inc.(a)	(731)	(114,124)

Pharmaceuticals (0.4)%

Bristol-myers Squibb Co.	(5,350)	(178,369)

Eli Lilly & Co.	(5,585)	(228,706)

Mylan, Inc.(a)	(10,431)	(226,040)

Novartis AG, ADR	(4,368)	(227,267)

Total		(860,382)

Total Health Care		(3,289,153)

Industrials (1.4)%
Aerospace & Defense (0.1)%

Textron, Inc.	(5,304)	(125,333)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Building Products (0.1)%

Masco Corp.	(15,443)	(195,663)

Commercial Services & Supplies (0.1)%

Cintas Corp.	(5,512)	(203,393)

Construction & Engineering (0.4)%

Jacobs Engineering Group, Inc.(a)	(6,167)	(219,052)

Quanta Services, Inc.(a)	(15,506)	(350,125)

Shaw Group, Inc. (The)(a)	(6,325)	(160,655)

Total		(729,832)

Machinery (0.3)%

AGCO Corp.(a)	(5,975)	(240,255)

Deere & Co.	(1,600)	(118,192)

PACCAR, Inc.	(6,188)	(232,483)

Total		(590,930)

Professional Services (0.1)%

IHS, Inc., Class A(a)	(1,986)	(196,594)

Road & Rail (0.1)%

Kansas City Southern	(3,016)	(198,996)

Trading Companies & Distributors (0.2)%

Watsco, Inc.	(4,056)	(298,562)

Total Industrials		(2,539,303)

Information Technology (2.1)%
Communications Equipment (0.1)%

Nokia OYJ, ADR	(18,667)	(49,841)

Telefonaktiebolaget LM Ericsson, ADR	(11,752)	(99,657)

Total		(149,498)

Computers & Peripherals (0.2)%

Hewlett-Packard Co.	(9,609)	(217,932)

Lexmark International, Inc., Class A	(5,512)	(137,855)

Total		(355,787)

Internet Software & Services (0.2)%

Akamai Technologies, Inc.(a)	(10,036)	(294,456)

IT Services (0.4)%

Computer Sciences Corp.	(11,034)	(293,946)

Paychex, Inc.	(10,504)	(314,805)

SAIC, Inc.	(14,040)	(155,984)

Total		(764,735)

Semiconductors & Semiconductor Equipment (0.7)%

Analog Devices, Inc.	(2,891)	(105,146)

International Rectifier Corp.(a)	(13,075)	(246,333)

Linear Technology Corp.	(8,042)	(233,379)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Microchip Technology, Inc.	(7,717)	(239,381)

Teradyne, Inc.(a)	(16,275)	(235,174)

Texas Instruments, Inc.	(6,645)	(189,249)

Total		(1,248,662)

Software (0.5)%

Adobe Systems, Inc.(a)	(8,081)	(250,915)

ANSYS, Inc.(a)	(5,449)	(337,157)

Concur Technologies, Inc.(a)	(2,205)	(136,380)

SAP AG, ADR	(3,588)	(205,664)

Total		(930,116)

Total Information Technology		(3,743,254)

Materials (0.6)%
Chemicals (0.2)%

Praxair, Inc.	(2,548)	(270,700)

Construction Materials (0.1)%

Martin Marietta Materials, Inc.	(2,184)	(147,354)

Containers & Packaging (0.1)%

Sonoco Products Co.	(7,904)	(243,206)

Metals & Mining (0.1)%

Alcoa, Inc.	(18,251)	(156,046)

Paper & Forest Products (0.1)%

MeadWestvaco Corp.	(8,476)	(233,090)

Total Materials		(1,050,396)

Utilities (0.5)%
Electric Utilities (0.2)%

Pepco Holdings, Inc.	(12,688)	(241,833)

Southern Co. (The)	(3,869)	(177,626)

Total		(419,459)

Multi-Utilities (0.3)%

Consolidated Edison, Inc.	(3,883)	(234,378)

Integrys Energy Group, Inc.	(4,297)	(232,468)

Total		(466,846)

Total Utilities		(886,305)

Total Common Stocks (Proceeds: $21,797,362)		(21,921,624)

Total Investments Sold Short (Proceeds: $21,797,362)		(21,921,624)

Total Investments, Net of Investments Sold Short		152,002,612

Other Assets & Liabilities, Net		27,393,061

Net Assets		179,395,673

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

At May 31, 2012, $5,309,771 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3-Month Euroyen	(211)	(67,095,361)	December 2012	—	(3,542)

90-Day Eurodollar	(191)	(47,458,725)	December 2012	10,554	—

90-Day Sterling	148	28,247,039	December 2012	60,908	—

Australian Dollar Currency	(39)	(3,793,530)	June 2012	111,073	—

Australian Treasury Bond, 10-year	(71)	(6,717,961)	June 2012	—	(7,700)

CAC 40 10 Euro	13	482,235	June 2012	—	(4,504)

Canadian Bank Acceptence	(223)	(53,318,342)	December 2012	—	(32,888)

Canadian Government Bond, 10-year	(12)	(1,606,119)	September 2012	—	(4,914)

DAX Index	2	385,726	June 2012	—	(10,802)

Dow Jones EURO STOXX 50	(8)	(208,227)	June 2012	1,423	—

E-Mini S&P 500 Index	(931)	(60,943,260)	June 2012	2,632,484	—

Euro-Bund, 10-year	11	1,986,228	June 2012	32,370	—

Euro FX Currency	(35)	(5,411,000)	June 2012	301,033	—

FTSE 100 Index	(10)	(815,064)	June 2012	15,805	—

FTSE MIB Index	9	715,897	June 2012	—	(1,536)

IBEX-35 Index	(9)	(674,365)	June 2012	41,267	—

Japanese Government Bond, 10-year	8	14,661,562	June 2012	63,023	—

OMSX30 Swedish Index	(18)	(241,338)	June 2012	—	(1,548)

S&P 500 Index	2	654,600	June 2012	—	(16,032)

TOPIX Index	4	366,003	June 2012	—	(859)

United Kingdom Long GILT, 10-year	114	21,189,036	September 2012	389,581	—

Total				3,659,521	(84,325)

Interest Rate Swap Contracts Outstanding at May 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	3-Month NZD-BBR	Pay	4.445	March 2, 2022	6,100,000	320,475	—

Citibank	6-Month NOK NIBOR-NIBR	Pay	3.533	March 2, 2022	62,100,000	271,478	—

JPMorgan Chase Bank	6-Month CHF LIBOR-BBA	Pay	0.998	May 14, 2022	10,500,000	132,033	—

Total						723,986	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	June 22, 2012	4,250,000	(BRL)	2,115,480	(USD)	16,672	—

Standard Chartered Bank	June 22, 2012	68,000	(BRL)	33,098	(USD)	—	(483)

HSBC Securities (USA), Inc.	June 22, 2012	30,233,000	(MXN)	2,192,899	(USD)	90,471	—

Goldman, Sachs & Co.	June 22, 2012	3,774,000	(PLN)	1,107,963	(USD)	46,079	—

Morgan Stanley	June 22, 2012	1,115,436	(USD)	34,888,000	(RUB)	—	(73,782)

UBS Securities	June 22, 2012	2,165,306	(USD)	3,965,000	(TRY)	—	(48,799)

Deutsche Bank	June 22, 2012	2,171,641	(USD)	64,324,000	(TWD)	—	(16,242)

Goldman, Sachs & Co.	June 27, 2012	5,411,000	(EUR)	6,907,456	(USD)	216,048	—

State Street Brokerage & Trust Company	June 27, 2012	1,731,000	(GBP)	2,734,790	(USD)	67,265	—

HSBC Securities (USA), Inc.	June 27, 2012	323,586,000	(JPY)	4,076,404	(USD)	—	(54,053)

Barclays Bank PLC	June 27, 2012	4,066,636	(USD)	4,129,000	(AUD)	—	(53,408)

UBS Securities	June 27, 2012	2,717,130	(USD)	2,601,000	(CHF)	—	(38,377)

J.P. Morgan Securities, Inc.	June 27, 2012	6,829,563	(USD)	40,719,000	(NOK)	—	(176,628)

Total						436,535	(461,772)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $3,287,577 or 1.83% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	50,980,775	549,834,431	(518,683,109)	—	82,132,097	136,186	82,132,097

Abbreviation Legend

ADR	American Depositary Receipt

CMO	Collateralized Mortgage Obligation

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Rouble

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	10,790,723	—	—	10,790,723

Consumer Staples	8,060,084	—	—	8,060,084

Energy	6,289,613	—	—	6,289,613

Financials	11,094,669	—	—	11,094,669

Health Care	12,369,141	—	—	12,369,141

Industrials	7,774,981	—	—	7,774,981

Information Technology	16,553,731	—	—	16,553,731

Materials	2,919,435	—	—	2,919,435

Telecommunication Services	1,719,979	—	—	1,719,979

Utilities	2,279,012	—	—	2,279,012

Common Stocks — Investments Sold Short

Consumer Discretionary	(3,681,524)	—	—	(3,681,524)

Consumer Staples	(2,237,882)	—	—	(2,237,882)

Energy	(790,991)	—	—	(790,991)

Financials	(3,702,816)	—	—	(3,702,816)

Health Care	(3,289,153)	—	—	(3,289,153)

Industrials	(2,539,303)	—	—	(2,539,303)

Information Technology	(3,743,254)	—	—	(3,743,254)

Materials	(1,050,396)	—	—	(1,050,396)

Utilities	(886,305)	—	—	(886,305)

Convertible Preferred Stocks

Energy	22,770	—	—	22,770

Financials	1,109,876	—	—	1,109,876

Industrials	—	198,000	—	198,000

Information Technology	66,014	130,000	—	196,014

Utilities	332,423	—	—	332,423

Total Equity Securities	59,460,827	328,000	—	59,788,827

Bonds

Convertible Bonds	—	8,083,167	—	8,083,167

Residential Mortgage-Backed Securities — Non-Agency	—	—	1,998,521	1,998,521

Total Bonds	—	8,083,167	1,998,521	10,081,688

Other

Money Market Funds	82,132,097	—	—	82,132,097

Total Other	82,132,097	—	—	82,132,097

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	141,592,924	8,411,167	1,998,521	152,002,612

Derivatives

Assets
Futures Contracts	3,659,521	—	—	3,659,521
Swap Contracts	—	723,986	—	723,986
Forward Foreign Currency Exchange Contracts	—	436,535	—	436,535

Liabilities
Futures Contracts	(84,325)	—	—	(84,325)
Forward Foreign Currency Exchange Contracts	—	(461,772)	—	(461,772)

Total	145,168,120	9,109,916	1,998,521	156,276,557

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)

197,102	—	—	197,102

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Non-Agency ($)
Balance as of May 31, 2011	720,054

Accrued discounts/premiums	—

Realized gain (loss)	7,388

Change in unrealized appreciation (depreciation)(a)	(870)

Sales	(2,564,530)

Purchases	3,836,479

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of May 31, 2012	1,998,521

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(870).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $86,726,941)	$91,792,139

Affiliated issuers (identified cost $82,132,097)	82,132,097

Total investments (identified cost $168,859,038)	173,924,236

Cash	2,787

Foreign currency (identified cost $3,886)	3,843

Cash collateral held at broker	21,228,112

Margin deposits on futures contracts	5,309,771

Unrealized appreciation on forward foreign currency exchange contracts	436,535

Unrealized appreciation on swap contracts	723,986

Receivable for:

Investments sold	849,362

Capital shares sold	95,898

Dividends	186,502

Interest	96,115

Reclaims	259

Variation margin on futures contracts	41,345

Expense reimbursement due from Investment Manager	6,614

Total assets	202,905,365

Liabilities

Securities sold short, at value (proceeds $21,797,362)	21,921,624

Unrealized depreciation on forward foreign currency exchange contracts	461,772

Payable for:

Investments purchased	737,392

Capital shares purchased	206,794

Dividends and interest on securities sold short	49,234

Investment management fees	4,029

Distribution fees	588

Transfer agent fees	24,701

Administration fees	393

Compensation of board members	5,120

Other expenses	98,045

Total liabilities	23,509,692

Net assets applicable to outstanding capital stock	$179,395,673

Represented by

Paid-in capital	$178,830,455

Undistributed net investment income	788,095

Accumulated net realized loss	(9,396,686)

Unrealized appreciation (depreciation) on:

Investments	5,065,198

Foreign currency translations	(41,072)

Forward foreign currency exchange contracts	(25,237)

Futures contracts	3,575,196

Securities sold short	(124,262)

Swap contracts	723,986

Total — representing net assets applicable to outstanding capital stock	$179,395,673

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$45,673,025

Shares outstanding	4,585,461

Net asset value per share	$9.96

Maximum offering price per share(a)	$10.27

Class B

Net assets	$171,092

Shares outstanding	17,323

Net asset value per share	$9.88

Class C

Net assets	$5,195,613

Shares outstanding	525,699

Net asset value per share	$9.88

Class I

Net assets	$108,694,205

Shares outstanding	10,871,692

Net asset value per share	$10.00

Class R

Net assets	$2,483

Shares outstanding	250

Net asset value per share	$9.93

Class W

Net assets	$18,610,024

Shares outstanding	1,869,229

Net asset value per share	$9.96

Class Z

Net assets	$1,049,231

Shares outstanding	105,056

Net asset value per share	$9.99

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Absolute Return Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Dividends	$1,707,408
Interest	568,633
Dividends from affiliates	136,186
Foreign taxes withheld	(14,607)

Total income	2,397,620

Expenses:
Investment management fees	1,466,719
Distribution fees
Class A	89,936
Class B	1,408
Class C	40,581
Class R	12
Class W	61,184
Transfer agent fees
Class A	113,659
Class B	465
Class C	12,780
Class R	10
Class W	93,821
Class Z	3,200
Administration fees	143,094
Compensation of board members	12,244
Custodian fees	151,836
Printing and postage fees	64,375
Registration fees	102,169
Professional fees	49,289
Dividends and interest on securities sold short	462,765
Other	19,481

Total expenses	2,889,028
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(294,481)

Total net expenses	2,594,547

Net investment loss	(196,927)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:
Investments	(2,135,983)
Foreign currency translations	53,485
Forward foreign currency exchange contracts	(673,347)
Futures contracts	(6,897,611)
Swap contracts	962,746
Increase from payments by affiliates (see Note 6)	295,784

Net realized loss	(8,394,926)
Net change in unrealized appreciation (depreciation) on:
Investments	4,670,093
Foreign currency translations	(44,805)
Forward foreign currency exchange contracts	(106,105)
Futures contracts	3,661,259
Securities sold short	(24,246)
Swap contracts	723,986

Net change in unrealized appreciation	8,880,182

Net realized and unrealized gain	485,256

Net increase in net assets resulting from operations	$288,329

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment loss	$(196,927)	$(35,840)

Net realized loss	(8,394,926)	(264,539)

Net change in unrealized appreciation	8,880,182	293,627

Net increase (decrease) in net assets resulting from operations	288,329	(6,752)

Distributions to shareholders:

Net realized gains
Class A	(11,276)	—
Class B	(41)	—
Class C	(1,290)	—
Class I	(30,161)	—
Class R	(1)	—
Class W	(7,883)	—
Class Z	(356)	—

Total distributions to shareholders	(51,008)	—

Increase in net assets from share transactions	106,963,529	72,201,575

Total increase in net assets	107,200,850	72,194,823

Net assets at beginning of year	72,194,823	—

Net assets at end of year	$179,395,673	$72,194,823

Undistributed (excess of distributions over) net investment income	$788,095	$(14,965)

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	4,722,036	46,967,196	1,133,355	11,314,610

Distributions reinvested	946	9,372	—	—

Redemptions	(1,269,374)	(12,665,672)	(1,502)	(15,014)

Net increase	3,453,608	34,310,896	1,131,853	11,299,596

Class B shares

Subscriptions	19,045	188,960	6,195	61,869

Distributions reinvested	4	35	—	—

Redemptions(b)	(7,921)	(78,510)	—	—

Net increase	11,128	110,485	6,195	61,869

Class C shares

Subscriptions	449,782	4,464,921	135,268	1,349,698

Distributions reinvested	122	1,205	—	—

Redemptions	(59,473)	(590,338)	—	—

Net increase	390,431	3,875,788	135,268	1,349,698

Class I shares

Subscriptions	13,426,215	133,751,642	5,932,954	59,282,823

Distributions reinvested	3,037	30,160	—	—

Redemptions	(8,474,511)	(84,521,357)	(16,003)	(159,586)

Net increase	4,954,741	49,260,445	5,916,951	59,123,237

Class R shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class W shares

Subscriptions	5,873,197	58,463,704	250	2,500

Distributions reinvested	795	7,883	—	—

Redemptions	(4,005,013)	(39,747,861)	—	—

Net increase	1,868,979	18,723,726	250	2,500

Class Z shares

Subscriptions	127,184	1,265,223	36,230	362,175

Distributions reinvested	33	332	—	—

Redemptions	(58,391)	(583,366)	—	—

Net increase	68,826	682,189	36,230	362,175

Total net increase	10,747,713	106,963,529	7,226,997	72,201,575

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.03)		(0.01)

Net realized and unrealized gain (loss)	0.00(b)		(0.01)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.02)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.96		$9.98

Total return	(0.17%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.99%		3.83%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.65%		1.57%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.72%		3.83%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.38%		1.57%(f)

Net investment loss	(0.26%)		(0.67%)(f)

Supplemental data

Net assets, end of period (in thousands)	$45,673		$11,301

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.97		$10.00

Income from investment operations:

Net investment loss	(0.10)		(0.02)

Net realized and unrealized gain (loss)	0.00(b)		(0.01)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.09)		(0.03)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.88		$9.97

Total return	(0.88%)	(d)	(0.30%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.75%		4.21%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	2.40%		2.32%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.48%		4.21%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	2.13%		2.32%(f)

Net investment loss	(1.03%)		(1.41%)(f)

Supplemental data

Net assets, end of period (in thousands)	$171		$62

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.10)		(0.02)

Net realized and unrealized loss	(0.01)(b)		(0.00)(b)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.10)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(c)		—

Total distributions to shareholders	(0.00)(c)		—

Net asset value, end of period	$9.88		$9.98

Total return	(0.98%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.74%		4.81%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	2.40%		2.35%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.47%		4.81%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	2.13%		2.35%(f)

Net investment loss	(1.01%)		(1.41%)(f)

Supplemental data

Net assets, end of period (in thousands)	$5,196		$1,350

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011(a)
Per share data

Net asset value, beginning of period	$9.99	$10.00

Income from investment operations:

Net investment income (loss)	0.00(b)	(0.01)

Net realized and unrealized gain (loss)	0.00(b)	(0.00)(b)(c)

Increase from payments by affiliates	0.01	—

Total from investment operations	0.01	(0.01)

Less distributions to shareholders:

Net realized gains	(0.00)(b)	—

Total distributions to shareholders	(0.00)(b)	—

Net asset value, end of period	$10.00	$9.99

Total return	0.13%(d)	(0.10%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.38%	2.92%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.32%	1.22%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.12%	2.92%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.06%	1.22%(f)

Net investment income (loss)	0.01%	(0.37%)(f)

Supplemental data

Net assets, end of period (in thousands)	$108,694	$59,115

Portfolio turnover	132%	16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.06)		(0.02)

Net realized and unrealized gain (loss)	0.00(b)		(0.00)(b)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.05)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.93		$9.98

Total return	(0.47%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.28%		3.32%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.86%		1.75%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.05%		3.32%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.63%		1.75%(f)

Net investment loss	(0.59%)		(0.98%)(f)

Supplemental data

Net assets, end of period (in thousands)	$2		$2

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.03)		(0.01)

Net realized and unrealized gain (loss)	0.00(b)		(0.01)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.02)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.96		$9.98

Total return	(0.17%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.98%		3.05%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.63%		1.50%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.73%		3.05%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.38%		1.50%(f)

Net investment loss	(0.28%)		(0.73%)(f)

Supplemental data

Net assets, end of period (in thousands)	$18,610		$2

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$9.99	$10.00

Income from investment operations:

Net investment income (loss)	(0.00)(b)	(0.01)

Net realized and unrealized loss	(0.01)(c)	(0.00)(b)(c)

Increase from payments by affiliates	0.01	—

Total from investment operations	0.00	(0.01)

Less distributions to shareholders:

Net realized gains	(0.00)(b)	—

Total distributions to shareholders	(0.00)(b)	—

Net asset value, end of period	$9.99	$9.99

Total return	0.03%(d)	(0.10%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.71%	3.36%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.40%	1.30%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.44%	3.36%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.13%	1.30%(f)

Net investment income (loss)	(0.00%)(b)	(0.45%)(f)

Supplemental data

Net assets, end of period (in thousands)	$1,049	$362

Portfolio turnover	132%	16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Absolute Return Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class 2 prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

34	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented

Annual Report 2012	35

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to gain a mix of market exposure to major currencies.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market, and to gain a mix of market exposures to interest rate, equity indices, foreign currencies and sovereign debts. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market and to gain a mix of market exposures to interest rates. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or

36	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	2,690,979	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	436,535
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	483,568	*
Interest rate contracts	Unrealized appreciation on swap contracts	723,986
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	484,974	*
Total		4,820,042

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	35,281	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	461,772
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	3,542	*
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	45,502	*
Total		546,097
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(6,323,842)	—	(6,323,842)
Foreign exchange contracts	(673,347)	140,242	—	(533,105)
Interest rate contracts	—	(714,011)	962,746	248,735
Other contracts	—	—	—	—
Total	(673,347)	(6,897,611)	962,746	(6,608,212)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	2,758,225	—	2,758,225
Foreign exchange contracts	(106,105)	520,808	—	414,703
Interest rate contracts	—	—	723,986	723,986
Other contracts	—	382,226	—	382,226
Total	(106,105)	3,661,259	723,986	4,279,140

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	501
Futures Contracts	8,786
Swap Contracts	22

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker

Annual Report 2012	37

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund. During the year ended May 31, 2012, the Fund did not enter into any short sales.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

38	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.70% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.82% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $2,183.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts

Annual Report 2012	39

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.32%
Class B	0.33
Class C	0.32
Class R	0.39
Class W	0.38
Class Z	0.32

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

was approximately $13,000 and $30,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $51,439 for Class A, $1,453 for Class B and $1,616 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	1.06
Class R	1.63
Class W	1.38
Class Z	1.13

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating

40	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	0.93
Class R	1.63
Class W	1.38
Class Z	1.13

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for futures contracts, deferral/reversal of wash sales losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$999,987
Accumulated net realized loss	(999,001)
Paid-in capital	(986)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended May 31,
	2012	2011
Ordinary income	$ 125	$ —
Long-term capital gains	50,883	—
Total	$51,008	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,588,729
Undistributed accumulated long-term gain	—
Accumulated realized loss	(4,268,893)
Unrealized appreciation	3,245,382

At May 31, 2012, the cost of investments for federal income tax purposes was $170,575,802 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,955,846
Unrealized depreciation	(2,607,412)
Net unrealized appreciation	3,348,434

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	601,212

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $3,667,681 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $186,726,018 and $132,473,424, respectively, for the year ended May 31, 2012.

Annual Report 2012	41

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 6. Payments by Affiliates

During the year ended May 31, 2012, the Investment Manager reimbursed the Fund $295,784 for a loss on a trading error.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 36.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 56.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

42	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 11. Significant Risks

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	43

Columbia Absolute Return Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Multi-Strategy Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and the period from March 31, 2011 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Multi-Strategy Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from March 31, 2011 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

44	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2012

Capital gain distribution — the Fund designates $50,883 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	45

Columbia Absolute Return Multi-Strategy Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

46	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008 — August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003 — May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Annual Report 2012	47

Columbia Absolute Return Multi-Strategy Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006 — 2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000 — 2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

48	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001 — April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005 — April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 — April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 — January 2009; Treasurer, Columbia Funds, October 2003 — May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	49

Columbia Absolute Return Multi-Strategy Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005 — April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 — April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 — September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 — April 2011 and of the Nations Funds, May 2010 — March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008; Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008

50	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

Annual Report 2012	51

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Multi-Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style.

52	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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54	Annual Report 2012

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56	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	57

Columbia Absolute Return Multi-Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6425 D (7/12)

Annual Report

May 31, 2012

Columbia Active Portfolios® — Diversified
Equity Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Active Portfolios — Diversified Equity Income Fund

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples" — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Manager Discussion of Fund Performance	2

Understanding Your Fund's Expenses	4

Portfolio of Investments	5

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	20

Federal Income Tax Information	21

Board Members and Officers	22

Approval of Investment Management Services Agreement	27

Important Information About This Report	29

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Manager Discussion of Fund Performance

Volatility Dominated the U.S. Equity Market

Volatility dominated the U.S. equity market during the brief reporting period, as investor sentiment swung sharply between "risk-on" and "risk-off." From April 20 to April 27, 2012, the Russell Index was up 1.7%. From April 27, 2012 to May 31, 2012, the Russell Index declined 6.2%, as the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

All told, the only two sectors in the Russell Index to generate a positive absolute return during the reporting period were telecommunication services and utilities. All other sectors posted negative absolute returns, with materials and information technology declining most.

Cash Position and Utilities Underweight Hampered Results Most

Given the fund's inception on April 20, 2012, the fund still had a high level of cash during the first week after its launch as we were just beginning to build the portfolio at that time. However, the Russell Index gained 1.7% during that same week and thus the fund did not fully participate in the rally. Once much of the fund's cash had been invested in equities, the Russell Index then declined sharply, thus impacting the fund's results in an outsized way. Clearly, this reporting period is an extremely brief one, and we manage the fund with a much longer-term perspective.

At the sector level, the fund's results were hurt most by having only a modest allocation to the utilities sector, which was the second best performer in the Russell Index during the reporting period.

The fund was rather neutrally weighted to the strongly performing telecommunication services sector relative to the Russell Index during the reporting period, but having only a modest exposure to AT&T, which performed well, detracted from relative results.

In energy, stock selection detracted, more than offsetting the positive contribution made by having an underweighted allocation relative to the Russell Index to this weak sector. Positions in Anadarko Petroleum and Apache were particular disappointments.

Portfolio Management

Steve Schroll

Laton Spahr, CFA

Paul Stocking

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

Consumer Staples and Industrials Overweights Buoyed Fund Results

On the positive side, sizable allocations to consumer staples and industrials boosted the fund's results. While each of these sectors posted negative absolute returns, each still outpaced the Russell Index during the reporting period. Stock selection within each of these sectors also added value. In consumer staples, a sizable position in Wal-Mart Stores was a strong positive contributor. In industrials, electrical equipment maker Cooper Industries saw its shares surge after it was announced on May 21 that it had become the subject of a takeout by diversified manufacturer Eaton.

Stock selection proved most effective in health care, with a position in health systems manager UnitedHealth Group especially benefiting the fund's results.

Looking Ahead

Entering the summer months of 2012, our view ahead for the U.S. equity markets is a rather balanced one. In our view, relative strength in manufacturing, housing and retail data may not be sustained given that much of the bounce in these figures may well be attributable to the impact of unusually mild winter weather on consumer confidence and consumer spending. Also, there remains a lack of clarity on tax rates and government spending levels, which we do not expect to be resolved until after the November 2012 elections. Internationally, European sovereign debt crises remain an overhang on equity markets. There is also yet no clarity on what kind of landing — hard or soft — China's economy will experience, but, to date, China's economic growth continues to decelerate. All that said, we believe the U.S. economy will continue to grow, albeit in the 1.5% to 2.0% range. We further expect corporate earnings growth to continue, though perhaps at a comparatively subdued pace, as shrinking margins may weigh on earnings in the next few quarters. Fears of a global financial meltdown spreading from Europe have subsided, and U.S. equity valuations, while higher than in the summer of 2011, were still below historical averages at the end of May 2012.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

Top Ten Holdings (%)
(at May 31, 2012)
Microsoft Corp.	3.5
Lorillard, Inc.	2.9
AT&T, Inc.	2.8
Pfizer, Inc.	2.7
Mastercard, Inc., Class A	2.6
JPMorgan Chase & Co.	2.5
Target Corp.	2.3
Merck & Co., Inc.	2.1
Ford Motor Co.	2.1
XL Group PLC	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%)
(at May 31, 2012)
Common Stocks	93.9
Consumer Discretionary	11.5
Consumer Staples	10.9
Energy	9.7
Financials	11.4
Health Care	11.5
Industrials	13.8
Information Technology	12.0
Materials	1.6
Telecommunication Services	6.3
Utilities	5.2
Convertible Bonds	0.2
Equity-Linked Notes	1.2
Other(a)	4.7

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

April 20, 2012 — May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)				Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical		Actual
Class A	1,000.00	1,000.00	949.00	*	1,019.60	1.18	*	5.45	*	1.08 *

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Portfolio from the underlying funds in which the Portfolio may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

*For the period April 20, 2012 (commencement of operations) through May 31, 2012.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1%

Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 1.1%
Johnson Controls, Inc.	213,650	6,439,411
Automobiles 2.1%
Ford Motor Co.	1,122,959	11,858,447
Hotels, Restaurants & Leisure 0.9%
McDonald's Corp.	60,166	5,375,231
Household Durables 0.4%
Lennar Corp., Class A	73,135	1,995,854
Media 2.6%
Comcast Corp., Class A	110,946	3,207,449
Regal Entertainment Group, Class A	213,279	2,932,586
Time Warner, Inc.	55,329	1,907,191
Viacom, Inc., Class B	58,086	2,772,445
Walt Disney Co. (The)	89,460	4,089,216
Total		14,908,887
Multiline Retail 3.3%
Macy's, Inc.	164,490	6,258,845
Target Corp.	220,108	12,746,454
Total		19,005,299
Specialty Retail 1.4%
Home Depot, Inc. (The)	168,615	8,319,464
Total Consumer Discretionary		67,902,593
Consumer Staples 11.2%
Beverages 0.6%
PepsiCo, Inc.	51,626	3,502,824
Food & Staples Retailing 1.4%
Wal-Mart Stores, Inc.	117,981	7,765,509
Food Products 1.8%
Kraft Foods, Inc., Class A	141,306	5,407,781
Sara Lee Corp.	97,792	2,043,853
Unilever NV - NY Shares	100,339	3,146,631
Total		10,598,265
Household Products 2.0%
Kimberly-Clark Corp.	68,734	5,454,043
Procter & Gamble Co. (The)	95,489	5,948,010
Total		11,402,053

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 5.4%
Altria Group, Inc.	190,164	6,121,379
Lorillard, Inc.	129,812	16,044,763
Philip Morris International, Inc.	105,584	8,922,904
Total		31,089,046
Total Consumer Staples		64,357,697
Energy 9.9%
Energy Equipment & Services 1.2%
C&J Energy Services, Inc.(a)	53,872	963,231
Halliburton Co.	120,273	3,615,407
McDermott International, Inc.(a)	107,829	1,094,464
National Oilwell Varco, Inc.	18,716	1,249,293
Total		6,922,395
Oil, Gas & Consumable Fuels 8.7%
Anadarko Petroleum Corp.	93,998	5,733,878
Apache Corp.	65,906	5,363,430
Chevron Corp.	99,614	9,793,052
Enbridge, Inc.	104,314	4,113,101
Exxon Mobil Corp.	129,005	10,143,663
Occidental Petroleum Corp.	94,219	7,468,740
Royal Dutch Shell PLC, ADR	60,977	3,791,550
Total SA, ADR	58,385	2,514,642
Williams Companies, Inc. (The)	39,380	1,202,272
Total		50,124,328
Total Energy		57,046,723
Financials 11.6%
Capital Markets 1.4%
Goldman Sachs Group, Inc. (The)	87,794	8,401,886
Commercial Banks 0.5%
Wells Fargo & Co.	93,534	2,997,765
Diversified Financial Services 4.8%
Bank of America Corp.	1,493,964	10,980,635
Citigroup, Inc.	105,386	2,793,783
JPMorgan Chase & Co.	415,655	13,778,963
Total		27,553,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 4.7%
ACE Ltd.	86,514	6,257,558
Allstate Corp. (The)	124,255	4,217,215
Endurance Specialty Holdings Ltd.	34,947	1,365,030
MetLife, Inc.	102,835	3,003,810
PartnerRe Ltd.	6,774	480,073
XL Group PLC	577,058	11,783,524
Total		27,107,210
Real Estate Investment Trusts (REITs) 0.2%
ProLogis, Inc.	35,193	1,125,472
Total Financials		67,185,714
Health Care 11.8%
Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	198,144	11,050,491
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	106,131	4,315,286
Thermo Fisher Scientific, Inc.	77,314	3,902,811
Total		8,218,097
Pharmaceuticals 8.5%
Bristol-Myers Squibb Co.	212,722	7,092,152
Johnson & Johnson	133,012	8,303,939
Merck & Co., Inc.	318,008	11,950,741
Novartis AG, ADR	116,178	6,044,741
Pfizer, Inc.	706,937	15,460,712
Total		48,852,285
Total Health Care		68,120,873
Industrials 14.1%
Aerospace & Defense 2.6%
Boeing Co. (The)	100,954	7,027,408
Honeywell International, Inc.	55,683	3,099,316
Lockheed Martin Corp.	56,104	4,645,411
Total		14,772,135
Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	42,508	3,185,549
Airlines 0.8%
Delta Air Lines, Inc.(a)	152,057	1,839,890
United Continental Holdings, Inc.(a)	120,358	3,029,411
Total		4,869,301

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 2.6%
ABB Ltd., ADR(a)	122,707	1,939,998
Cooper Industries PLC	140,900	9,933,450
Hubbell, Inc., Class B	42,730	3,372,251
Total		15,245,699
Industrial Conglomerates 2.7%
General Electric Co.	494,735	9,444,491
Tyco International Ltd.	113,499	6,033,607
Total		15,478,098
Machinery 4.0%
Caterpillar, Inc.	81,169	7,112,028
Deere & Co.	10,635	785,607
Eaton Corp.	91,972	3,923,526
Illinois Tool Works, Inc.	94,766	5,321,111
PACCAR, Inc.	35,583	1,336,853
Parker Hannifin Corp.	59,686	4,878,734
Total		23,357,859
Road & Rail 0.8%
Union Pacific Corp.	41,215	4,591,351
Total Industrials		81,499,992
Information Technology 12.3%
Communications Equipment 1.2%
Cisco Systems, Inc.	426,154	6,959,095
Computers & Peripherals 1.0%
Apple, Inc.(a)	10,017	5,787,121
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.	90,597	2,846,558
IT Services 3.4%
Accenture PLC, Class A	65,819	3,758,265
International Business Machines Corp.	8,599	1,658,747
Mastercard, Inc., Class A	35,710	14,516,472
Total		19,933,484
Semiconductors & Semiconductor Equipment 2.2%
Intel Corp.	330,266	8,534,073
Microchip Technology, Inc.	127,186	3,945,310
Total		12,479,383

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 4.0%
Microsoft Corp.	678,659	19,810,056
Oracle Corp.	120,773	3,196,862
Total		23,006,918
Total Information Technology		71,012,559
Materials 1.6%
Chemicals 1.4%
Air Products & Chemicals, Inc.	38,040	3,006,682
Dow Chemical Co. (The)	9,235	286,839
EI du Pont de Nemours & Co.	95,466	4,607,189
Total		7,900,710
Metals & Mining 0.2%
Freeport-McMoRan Copper & Gold, Inc.	42,034	1,346,769
Total Materials		9,247,479
Telecommunication Services 6.5%
Diversified Telecommunication Services 5.8%
AT&T, Inc.	463,717	15,845,210
CenturyLink, Inc.	173,460	6,803,101
Deutsche Telekom AG, ADR	248,699	2,453,416
Verizon Communications, Inc.	138,369	5,761,685
Windstream Corp.	282,647	2,645,576
Total		33,508,988
Wireless Telecommunication Services 0.7%
Vodafone Group PLC, ADR	146,278	3,918,787
Total Telecommunication Services		37,427,775
Utilities 5.3%
Electric Utilities 2.9%
American Electric Power Co., Inc.	85,720	3,301,077
Duke Energy Corp.	109,614	2,409,316
Entergy Corp.	40,683	2,625,274
FirstEnergy Corp.	69,856	3,268,562
NextEra Energy, Inc.	45,924	3,000,674
PPL Corp.	68,794	1,882,892
Total		16,487,795
Independent Power Producers & Energy Traders —%
Calpine Corp.(a)	6,406	107,621

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 2.4%
Dominion Resources, Inc.	93,842	4,885,415
PG&E Corp.	104,755	4,577,793
Sempra Energy	66,456	4,320,305
Total		13,783,513
Total Utilities		30,378,929
Total Common Stocks (Cost: $583,794,893)		554,180,334

Convertible Bonds 0.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	1,200,000	856,500
Total Building Materials			856,500
Total Convertible Bonds (Cost: $1,030,003)			856,500

Equity-Linked Notes 1.3%

Issuer		Shares	Value ($)
Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes(b) (linked to common stock of Dow Chemical Co. (The)) 10/19/12	0.000%	225,344	7,317,210
Total Equity-Linked Notes (Cost: $7,799,287)			7,317,210

Money Market Funds 4.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(c)(d)	27,738,063	27,738,063
Total Money Market Funds (Cost: $27,738,063)		27,738,063
Total Investments (Cost: $620,362,246)		590,092,107
Other Assets & Liabilities, Net		(13,322,920)
Net Assets		576,769,187
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $7,317,210 or 1.27% of net assets.

(c)  The rate shown is the seven-day current annualized yield at May 31, 2012.

(d)  Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short- Term Cash Fund	—	40,551,485	(12,813,422)	—	27,738,063	3,482	27,738,063

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	67,902,593	—	—	67,902,593
Consumer Staples	64,357,697	—	—	64,357,697
Energy	57,046,723	—	—	57,046,723
Financials	67,185,714	—	—	67,185,714
Health Care	68,120,873	—	—	68,120,873
Industrials	81,499,992	—	—	81,499,992
Information Technology	71,012,559	—	—	71,012,559
Materials	9,247,479	—	—	9,247,479
Telecommunication Services	37,427,775	—	—	37,427,775
Utilities	30,378,929	—	—	30,378,929
Total Equity Securities	554,180,334	—	—	554,180,334
Bonds
Convertible Bonds	—	856,500	—	856,500
Total Bonds	—	856,500	—	856,500
Other
Equity-Linked Notes	—	7,317,210	—	7,317,210
Money Market Funds	27,738,063	—	—	27,738,063
Total Other	27,738,063	7,317,210	—	35,055,273
Total	581,918,397	8,173,710	—	590,092,107

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $592,624,183)	$562,354,044
Affiliated issuers (identified cost $27,738,063)	27,738,063
Total investments (identified cost $620,362,246)	590,092,107
Receivable for:
Capital shares sold	2,410,694
Dividends	1,863,389
Interest	8,550
Reclaims	36,886
Expense reimbursement due from Investment Manager	287
Total assets	594,411,913
Liabilities
Payable for:
Investments purchased	16,603,910
Capital shares purchased	829,402
Investment management fees	10,290
Distribution and service fees	3,933
Transfer agent fees	116,270
Administration fees	934
Compensation of board members	1,605
Other expenses	76,382
Total liabilities	17,642,726
Net assets applicable to outstanding capital stock	$576,769,187
Represented by
Paid-in capital	$607,342,905
Undistributed net investment income	1,625,962
Accumulated net realized loss	(1,928,789)
Unrealized appreciation (depreciation) on:
Investments	(30,270,139)
Foreign currency translations	(752)
Total — representing net assets applicable to outstanding capital stock	$576,769,187
Class A
Net assets	$576,769,187
Shares outstanding	60,779,766
Net asset value per share	$9.49

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Statement of Operations

Year Ended May 31, 2012(a)

Net investment income
Income:
Dividends	$2,185,071
Interest	7,253
Dividends from affiliates	3,482
Foreign taxes withheld	(49,154)
Total income	2,146,652
Expenses:
Investment management fees	395,908
Distribution fees
Service fees
Class A	151,442
Transfer agent fees
Class A	145,888
Administration fees	35,913
Compensation of board members	1,605
Stockholders' meeting fees	5,337
Custodian fees	905
Printing and postage fees	56,332
Registration fees	18,213
Professional fees	24,446
Other	1,667
Total expenses	837,656
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(183,427)
Total net expenses	654,229
Net investment income	1,492,423
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(1,928,789)
Net realized loss	(1,928,789)
Net change in unrealized appreciation (depreciation) on:
Investments	(30,270,139)
Foreign currency translations	(752)
Net change in unrealized depreciation	(30,270,891)
Net realized and unrealized loss	(32,199,680)
Net decrease in net assets from operations	$(30,707,257)

(a)  For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Statement of Changes in Net Assets

Year Ended May 31, 2012(a)
Operations
Net investment income	$1,492,423
Net realized loss	(1,928,789)
Net change in unrealized appreciation (depreciation)	(30,270,891)
Net decrease in net assets resulting from operations	(30,707,257)
Increase (decrease) in net assets from share transactions	607,456,441
Total increase in net assets	576,749,184
Net assets at beginning of year	20,003
Net assets at end of year	$576,769,187
Undistributed net investment income	$1,625,962

(a)  For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

	Year Ended May 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	61,930,547	618,688,188
Redemptions	(1,152,781)	(11,231,747)
Total increase	60,777,766	607,456,441

(a)  For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assume reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.53)
Total from investment operations	(0.51)
Net asset value, end of period	$9.49
Total return	(5.10%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.38	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.08	%(c)
Net investment income	2.46	%(c)
Supplemental data
Net assets, end of period (in thousands)	$576,769
Portfolio turnover	3%

Notes to Financial Highlights

(a)  For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Active Portfolios — Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 14, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund, which represented the initial capital at $10.00 per share. Shares of the Fund were first offered to the public on April 20, 2012.

These financial statements cover the period from April 20, 2012 (commencement of operations) to May 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The annualized effective management fee rate for the period ended May 31, 2012 was 0.65% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the period May 31, 2012 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012, there were no expenses incurred for these particular items.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended May 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets for Class A shares was 0.24%

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the 1.08% of Class A share's average daily net assets.

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$133,536
Accumulated net realized loss	—
Paid-in capital	(133,536)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period was as follows:

Period Ended May 31,	2012
Ordinary income	$—
Long-term capital gains	—
Total	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,625,962
Undistributed accumulated long-term capital gains	—
Accumulated realized loss	(1,772,649)
Unrealized depreciation	(30,427,031)

At May 31, 2012, the cost of investments for federal income tax purposes was $620,518,386 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,016,153
Unrealized depreciation	(36,442,432)
Net unrealized depreciation	$(30,426,279)

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	1,772,649
Unlimited long-term	—
Total	1,772,649

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $612,124,408 and $17,573,940, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the period ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 99.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended May 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Active Portfolios — Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Active Portfolios — Diversified Equity Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 20, 2012 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Active Portfolios — Diversified Equity Income Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 20, 2012 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Board Members and Officers (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Board Members and Officers (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia
Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010;
Managing Director of Fund Administration, Columbia Management Advisors, LLC,
September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Board Members and Officers (continued)

Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Approval of Investment Management
Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Active Portfolios — Diversified Equity Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

At the November 9-10, 2011 in-person meeting of the Fund's Board of Trustees (the Board), the Board, including the independent Board members (the Independent Trustees), considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Trustees (Independent Legal Counsel) reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. The Board took into account the variety of written materials and oral presentations it received at the meeting and at its September 2011 meeting in connection with its evaluation of the services proposed to be provided by Columbia Management. The Board also took into account reports from various committees, including, importantly, the reports from the Contracts Committee with respect to quality of services, profitability and fees and expenses; the Investment Review Committee, with respect to investment performance, client commission and trading practices; and the Compliance Committee, with respect to the overall effectiveness of the compliance program. All of the materials presented were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed expense cap), and the final materials were revised to reflect comments provided by these Board representatives. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Nature, Extent and Quality of Services to be Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services to be performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees also discussed the compliance programs of Columbia Management, and observed that the program had previously been reviewed by the Funds' Chief Compliance Officer (CCO) and the Independent Trustees. The Board also recalled its review of the financial condition of Columbia Management and its affiliates (at its April 2011) and each entity's ability to carry out its respective responsibilities under the applicable service agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). Based on the foregoing, and based on other information received (both oral and written) at the meeting and the September 2011 meeting and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to provide a high quality and level of services to the Fund.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history. However, the Board did consider Columbia Management's overall performance record employing strategies expected to be utilized by the Fund. The Board also observed the proposed portfolio management team's experience employing the strategies proposed to be utilized by the Fund.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). In this regard, the Board considered that the proposed expense cap for the Fund is below the median expense ratio of the Fund's peer group. The Board also reviewed fees charged by Columbia Management to Funds and other accounts with similar strategies to the Fund. The Board found the proposed fees for the Fund to be within the range of the fees charged to such other Funds/accounts.

The Board considered that management affiliates would earn additional revenue for providing transfer agency or service and administration fees to the Fund. The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. The Board

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Approval of Investment Management
Services Agreement (continued)

noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in is business and earn an appropriate profit. The Board recalled its review in April 2011 of Columbia Management's profitability and its conclusion that the profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the proposed investment management service fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On November 10, 2011, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Active Portfolios® — Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1841 A (7/12)

Columbia Active Portfolios® — Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1841 A (7/12)

Columbia Active Portfolios® — Diversified Equity Income Fund

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1841 A (7/12)

Annual Report May 31, 2012

Columbia Commodity Strategy Fund

Columbia Commodity Strategy Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Commodity Strategy Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Commodity Strategy Fund

Performance Overview

Performance Summary

>	Columbia Commodity Strategy Fund (the fund) Class W shares declined 15.30% for the period from July 28, 2011 (commencement of operations) through May 31, 2012.

>	The fund’s benchmark index, the Dow Jones-UBS Commodity Index, returned -21.71% for the same period.

>	The fund held its value significantly better than its benchmark during a difficult period for commodity investments, largely due to the investment team’s active response to changing market conditions.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	Life cumulative
Class I	07/28/11	-15.00
Class W	07/28/11	-15.30
Dow Jones-UBS Commodity Index		-21.71

Class I and Class W are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is composed of futures contracts on physical commodities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Commodity Strategy Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class W shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Commodity Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

David Donora

Nicholas Robin

Commodities Market Exposure (%) (at May 31, 2012)
Commodities Futures Contracts (a)
Agriculture	36.6
Energy	32.4
Industrial Metals	18.0
Precious Metals	13.0
Total Notional Market Value of Commodities Futures Contracts	100.0

(a)	Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. The notional amount for each commodities futures contract is shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $24,782,021. See Futures Contracts Outstanding at May 31, 2012 on page 7.

At May 31, 2012, approximately 65% of the fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Commodity Strategy Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 11, Class I capital stock activity for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Commodity Strategy Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the fund’s expenses, see the discussions beginning on pages 6 and 16.

Threadneedle International Limited, an indirect-wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the fund.

Columbia Commodity Strategy Fund (the fund) Class W shares declined 15.30% for the 10 months ended May 31, 2012. It was a difficult period for commodity investments as geopolitical issues dampened Mid East oil production and weather patterns in North and South America were unusual. Both had significant negative effects on commodity markets. The fund held its value significantly better than its benchmark index, the Dow Jones-UBS Commodity Index, which returned -21.71% for the period, largely due to our active response to changing market conditions.

Energy Position Supported Relative Performance

The fund benefited from our active management strategy. We were able to act quickly as markets changed throughout the fiscal period. Energy, agricultural and soft commodities (generally commodities that are grown rather than mined) were the three strongest performing sectors for the fund, with energy being the best performer by far.

Within the energy sector, the fund’s relative value positions — specifically being overweight gasoline and underweight natural gas — delivered highly favorable results. Additionally, being invested in Brent Crude (a position not included in the fund’s benchmark) rather than West Texas Intermediate (WTI) Crude added to relative return.

It was clear to us early in the reporting period that oil production would be constricted for a considerable period of time due to geopolitical stress in Northern Africa and the Middle East, and we positioned the fund to capitalize on this likely scenario. We bought oil-based products early in the reporting period based on these geopolitical tensions and the resulting supply disruptions, as well as a flurry of refinery closures in the Atlantic Basin.

Conversely, we sold natural gas throughout the summer months, reducing the natural gas position to the fund’s maximum underweight relative to the benchmark. We took this action due to robust North American shale gas production and the extremely mild weather on the U.S. east coast.

Individual Commodity Selection Added to Fund Results

Strategic over- and underweighting of individual commodities added to relative return, as did significant emphasis on commodities not included in the fund’s benchmark. The three individual commodities that contributed most to the fund’s performance relative to its benchmark were U.S. natural gas, crude oil and wheat. The three largest detractors were lead, live cattle and lean hogs. Another

4	Annual Report 2012

Columbia Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

contributor to performance was our positioning of the fund’s length at more optimal locations on the commodity term structure compared to its benchmark.

Global Situation Shapes Current Outlook

As stated above, through much of the period, we kept the fund at the maximum overweight in gasoline and distillates and the maximum underweight in U.S. natural gas. The fund had zero weightings in cotton, aluminum and coffee. Positioning at the end of the fiscal period included an overweight in energy and underweights in soft commodities and base metals.

We believe commodity markets will be affected by the turmoil in Europe, which has had an increasingly corrosive effect on investor and consumer sentiment. In general, we think weak sentiment has caused resource extraction and manufacturing firms across the globe to hold back on hiring, building and other actions that generate productive economic activity.

We expect China to push forward on important infrastructure and consumer-based projects and stimuli. We also anticipate that U.S. economic growth will remain relatively robust. However, both are likely to be hampered by the continued uncertainty in Europe and its disproportionate effect on global economic growth. If Europe finds a path to stability or resolution, we believe commodity markets would pick up and could grow strongly for an extended period of time.

Given this backdrop, we have, at present, positioned the fund with overweights in commodities that exhibit, in our view the strongest fundamentals and the most resilient demand under weak economic conditions. We believe the fund is well positioned in the event of any further geopolitical stress that disrupts oil production. We are monitoring a number of commodities whose prices are particularly vulnerable to weather or production disruption and, when appropriate, we would consider overweighting them. Our goal is to select individual commodities that we believe will outperform in the medium to long term.

Other Portfolio Holdings (%) (at May 31, 2012)
Affiliated Money Market Fund (a)	94.2
Other Assets and Liabilities	5.8
Total Net Assets	100.0

(a)	Percentage based upon net assets. Investments in affiliated money market fund held by the Fund to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives which provide exposure to the commodities market.

Annual Report 2012	5

Columbia Commodity Strategy Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class I	1,000.00	1,000.00	929.00	1,021.50	3.38	3.54	0.70
Class W	1,000.00	1,000.00	926.70	1,019.25	5.54	5.81	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Money Market Funds 94.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(a)(b)	23,156,891	23,156,891

Total Money Market Funds (Cost: $23,156,891)		23,156,891

Total Investments (Cost: $23,156,891)		23,156,891

Other Assets & Liabilities, Net		1,420,834

Net Assets		24,577,725

Investments in Derivatives

At May 31, 2012, $1,681,227 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Brent Crude	21	2,130,030	July 2012	—	(210,074)

Cattle Feeder	20	1,568,000	Aug. 2012	38,614	—

Coffee ‘C’	2	120,487	July 2012	—	(13,263)

Copper	19	1,606,687	Dec. 2012	—	(124,536)

Corn	16	444,200	July 2012	—	(62,958)

Corn	33	861,300	Dec. 2012	19,232	—

Cotton No. 2	4	143,100	July 2012	—	(7,239)

Gas Oil	16	1,386,800	July 2012	—	(122,066)

Gasoline RBOB	18	2,058,361	June 2012	—	(167,776)

Gold 100 oz.	16	2,502,720	Aug. 2012	—	(65,582)

Heating Oil	5	577,647	Oct. 2012	—	(53,629)

LME Lead	6	290,062	Nov. 2012	—	(2,140)

LME Nickel	12	1,172,448	Nov. 2012	—	(72,732)

LME Pri Aluminum	10	505,438	Nov. 2012	—	(9,006)

LME Zinc	18	847,238	Nov. 2012	—	(41,256)

Natural Gas	20	484,400	June 2012	—	(71,344)

Natural Gas	31	883,810	Oct. 2012	—	(60,330)

Red Wheat	37	1,407,387	Dec. 2012	31,043	—

Silver	5	693,925	July 2012	—	(100,601)

Soybean	17	1,139,000	July 2012	—	(56,211)

Soybean	19	1,206,738	Nov. 2012	—	(37,756)

Soybean Oil	36	1,086,048	Dec. 2012	—	(102,255)

Sugar #11	38	841,837	Sept. 2012	—	(139,851)

Wheat	1	35,238	Dec. 2012	—	(2,354)

WTI Crude	9	789,120	Oct. 2012	—	(81,083)

Total				88,889	(1,604,042)

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at May 31, 2012.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(b)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	58,113,756	(34,956,865)	—	23,156,891	19,191	23,156,891

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by Columbia Management Investment Advisors, LLC (the Investment Manager), along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Money Market Funds	23,156,891	—	—	23,156,891

Total Money Market Funds	23,156,891	—	—	23,156,891

Investments in Securities	23,156,891	—	—	23,156,891

Derivatives

Assets

Futures Contracts	88,889	—	—	88,889

Liabilities

Futures Contracts	(1,604,042)	—	—	(1,604,042)

Total	21,641,738	—	—	21,641,738

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Affiliated issuers (identified cost $23,156,891)	$23,156,891

Margin deposits on futures contracts	1,681,227

Receivable for:

Dividends	3,070

Expense reimbursement due from Investment Manager	322

Total assets	24,841,510

Liabilities

Payable for:

Variation margin on futures contracts	207,290

Investment management fees	372

Administration fees	54

Compensation of board members	2,775

Other expenses	53,294

Total liabilities	263,785

Net assets applicable to outstanding capital stock	$24,577,725

Represented by

Paid-in capital	$26,143,261

Excess of distributions over net investment income	(50,383)

Unrealized appreciation (depreciation) on:

Futures contracts	(1,515,153)

Total — representing net assets applicable to outstanding capital stock	$24,577,725

Class I

Net assets	$24,575,607

Shares outstanding	2,890,981

Net asset value per share	$8.50

Class W

Net assets	$2,118

Shares outstanding	250

Net asset value per share	$8.47

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended May 31, 2012(a)
Net investment income
Income:
Dividends from affiliates	$19,191

Total income	19,191

Expenses:
Investment management fees	74,158
Distribution fees
Class W	5
Transfer agent fees
Class W	10
Administration fees	10,787
Compensation of board members	6,295
Custodian fees	4,093
Printing and postage fees	33,464
Registration fees	47,727
Professional fees	33,890
Other	7,674

Total expenses	218,103
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(123,362)

Total net expenses	94,741

Net investment loss	(75,550)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Futures contracts	(1,911,987)

Net realized loss	(1,911,987)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,515,153)

Net change in unrealized depreciation	(1,515,153)

Net realized and unrealized loss	(3,427,140)

Net decrease in net assets from operations	$(3,502,690)

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

Year Ended May 31, 2012(a)
Operations

Net investment loss	$(75,550)

Net realized loss	(1,911,987)

Net change in unrealized depreciation	(1,515,153)

Net decrease in net assets resulting from operations	(3,502,690)

Increase in net assets from share transactions	28,080,415

Total increase in net assets	24,577,725

Net assets at beginning of period	—

Net assets at end of period	$24,577,725

Excess of distributions over net investment income	$(50,383)

	Year Ended May 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class I shares

Subscriptions	2,901,244	28,178,089

Redemptions	(10,263)	(100,174)

Net increase	2,890,981	28,077,915

Class W shares

Subscriptions	250	2,500

Net increase	250	2,500

Total net increase	2,891,231	28,080,415

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Class I	Year Ended May 31, 2012(a)
Per share data

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.04)

Net realized and unrealized loss	(1.46)

Total from investment operations	(1.50)

Net asset value, end of period	$8.50

Total return	(15.00%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.62%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.70%(c)

Net investment loss	(0.56%)(c)

Supplemental data

Net assets, end of period (in thousands)	$24,576

Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class W	Year Ended May 31, 2012(a)
Per share data

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.08)

Net realized and unrealized loss	(1.45)

Total from investment operations	(1.53)

Net asset value, end of period	$8.47

Total return	(15.30%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.76%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.15%(c)

Net investment loss	(0.99%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements

May 31, 2012

Note 1. Organization

Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2011, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (999,750 shares for Class I and 250 shares for Class W), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on August 1, 2011.

These financial statements cover the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class I and Class W shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified

14	Annual Report 2012

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

date. The Fund bought and sold futures contracts to manage exposure to commodities markets. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity contracts	Net assets — unrealized appreciation on futures contracts	88,889	*

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity contracts	Net assets — unrealized depreciation on futures contracts	1,604,042	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the
Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments in the Consolidated Statement of Operations for the period ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity contracts	(1,911,987)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity contracts	(1,515,153)

The following table is a summary of the volume of derivative instruments for the period ended May 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	1,973

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject

Annual Report 2012	15

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

CCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The Investment Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At May 31, 2012, the Fund’s investment in the Subsidiary represented $3,520,373 or 14.3% of the net assets of the Fund.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair

Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.55% to 0.44% as the Fund’s net assets increase. The annualized effective management fee rate for the period ended May 31, 2012 was 0.55% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

16	Annual Report 2012

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012, other expenses paid to this company were $995.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the period ended May 31, 2012, the Fund’s annualized effective transfer agent fee rate as a percentage of average daily net assets for Class W was 0.51%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Consolidated Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class I	0.70%
Class W	1.15

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2012	17

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to late-year ordinary losses and differing treatment for adjustments in the Subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$25,167
Accumulated net realized loss	1,911,987
Paid-in capital	(1,937,154)

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the period ended May 31, 2012, there were no distributions.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized losses	(49,470)
Unrealized depreciation	(1,516,066)

At May 31, 2012, the cost of investments for federal income tax purposes was $23,156,891.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat late year ordinary losses of $49,470 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the period ended May 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012.

18	Annual Report 2012

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

Note 9. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	19

Columbia Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Columbia Commodity Strategy Fund of the Columbia Funds Series Trust II at May 31, 2012, the consolidated results of its operations, the consolidated changes in its net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

20	Annual Report 2012

Columbia Commodity Strategy Fund

Federal Income Tax Information

(Unaudited)

Fiscal year ended May 31, 2012

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	21

Columbia Commodity Strategy Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen By Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

22	Annual Report 2012

Columbia Commodity Strategy Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen By Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Annual Report 2012	23

Columbia Commodity Strategy Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen By Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

24	Annual Report 2012

Columbia Commodity Strategy Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	25

Columbia Commodity Strategy Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; and Managing Director and Associate General Counsel of Seligman, January 2005-July 2008

26	Annual Report 2012

Columbia Commodity Strategy Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2012	27

Columbia Commodity Strategy Fund

Approval of Investment Management Services And Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund, including its wholly-owned subsidiary, CCSF Offshore Fund, Ltd., (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser: The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

28	Annual Report 2012

Columbia Commodity Strategy Fund

Approval of Investment Management Services And Subadvisory Agreements (continued)

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered the Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of the Subadviser and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.

Annual Report 2012	29

Columbia Commodity Strategy Fund

Approval of Investment Management Services And Subadvisory Agreements (continued)

The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

30	Annual Report 2012

Columbia Commodity Strategy Fund

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Annual Report 2012	31

Columbia Commodity Strategy Fund

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32	Annual Report 2012

Columbia Commodity Strategy Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Columbia Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6498 A (7/12)

Annual Report May 31, 2012

Columbia Diversified Equity Income Fund

Columbia Diversified Equity Income Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Diversified Equity Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Diversified Equity Income Fund

Performance Overview

Performance Summary

>	For the eight-month period that ended May 31, 2012, Columbia Diversified Equity Income Fund (the fund) Class A shares gained 15.31% excluding sales charges.

>	The fund lagged the Russell 1000 Value Index, which returned 17.11% for the same period.

>

The detracting effects of positioning in financials, energy, consumer discretionary and cash more than offset the positive contributions made by positioning in industrials, consumer staples, utilities and materials.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	8 Months cumulative	1 Year	5 Years	10 Years
Class A	10/15/90
Excluding sales charges		15.31	-7.83	-3.62	5.46
Including sales charges		8.69	-13.17	-4.75	4.83
Class B	03/20/95
Excluding sales charges		14.82	-8.43	-4.34	4.65
Including sales charges		9.82	-12.97	-4.66	4.65
Class C	06/26/00
Excluding sales charges		14.80	-8.48	-4.34	4.65
Including sales charges		13.80	-9.39	-4.34	4.65
Class I*	03/04/04	15.76	-7.36	-3.18	5.83
Class R*	12/11/06	15.14	-7.99	-3.92	5.15
Class R3*	12/11/06	15.37	-7.87	-3.71	5.36
Class R4	03/20/95	15.51	-7.65	-3.44	5.62
Class R5*	12/11/06	15.65	-7.40	-3.23	5.68
Class W*	12/01/06	15.32	-7.78	-3.59	5.47
Class Z*	09/27/10	15.62	-7.52	-3.51	5.51
Russell 1000 Value Index		17.11	-3.88	-3.59	4.15

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Diversified Equity Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Laton Spahr, CFA

Paul Stocking

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Diversified Equity Income Fund approved the change of the fund’s fiscal year end from September 30 to May 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

For the eight-month period that ended May 31, 2012, the fund’s Class A shares gained 15.31% excluding sales charge. The fund lagged the Russell 1000 Value Index (Russell Index), which returned 17.11%. The detracting effects of positioning in financials, energy, consumer discretionary and cash more than offset the positive contributions made by positioning in industrials, consumer staples, utilities and materials.

Volatility Dominated the U.S. Equity Market

Volatility dominated the U.S. equity market during the reporting period, as investor sentiment swung sharply between “risk-on” and “risk-off.” Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction and by Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news, especially on the U.S. economic front within the key labor, manufacturing and housing markets, to encourage risk taking, buoying stocks to gains. The rally extended and broadened through March, with the first quarter of 2012 proving to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid economic data to raise consumer expectations and restore investor confidence, and real steps seemed to be taken toward resolution of the European sovereign debt crisis. In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

During the reporting period overall, all ten sectors in the Russell Index generated positive absolute returns, led by the consumer discretionary, industrials and financials sectors. The weakest sectors on a relative basis were energy, utilities and information technology.

Financials Underweight and Energy Overweight Hampered Results

The fund’s results were hurt most by having only a modest allocation to financials, which was among the strongest performing sectors within the Russell Index during the reporting period. On an industry level, having only a modest exposure to banks, which performed well, hindered results. Having an underweighted position in the strongly performing Wells Fargo particularly hurt. Outside of the banking industry, having a sizable position in insurance company XL Group detracted from fund results.

Sector allocation and industry selection in the energy sector further detracted from the fund’s results during the annual period. The fund had a significant allocation to energy, which was the worst performing sector in the Russell Index during the reporting period. Within oil services, a position in Halliburton was a particular disappointment. Among oil producers, a position in Royal Dutch Shell detracted.

Industry selection within consumer discretionary detracted as well, more than offsetting effective allocation positioning. The fund was overweight the strongly performing consumer discretionary sector, and a position in home building products retailer Home Depot contributed positively to fund results. However, a

4	Annual Report 2012

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

sizable exposure to the hotel, restaurant and leisure industry, especially a position in leisure cruise line Carnival, and having only a modest exposure to the media industry, which performed better, hampered the fund’s relative performance. The fund’s position in Carnival was eliminated by period end.

In the health care sector, a position in pharmaceuticals company Novartis proved to be a significant disappointment.

Industrials Overweight and Utilities Underweight Buoyed Fund Results

On the positive side, a sizable allocation to industrials, the second best performing sector in the Russell Index during the reporting period, boosted the fund’s relative results. So, too, did individual stock selection within the sector, in particular, electrical equipment maker Cooper Industries, which saw its shares surge after it was announced in May that it had become the subject of a takeout by diversified manufacturer Eaton.

Stock selection in consumer staples and materials added value, despite both sectors’ poor overall performance during the period. In consumer staples, a position in tobacco company Lorillard proved particularly beneficial. Also, having only a modest exposure to household products companies, which lagged the sector overall, benefited the fund. In materials, chemicals company Dow Chemical was an especially strong performer.

Sector allocation was especially effective in utilities, where the fund had only modest exposure to this second worst performing sector in the Russell Index during the reporting period.

In information technology, strong performance by holdings in Apple and MasterCard offset weaker returns from positions in Nokia and Oracle. The fund’s position in Nokia was eliminated by period end.

Stock Performance Led to Modest Sector Allocation Shifts

The fund’s positions in energy and materials decreased during the reporting period. In energy, we eliminated the fund’s positions in Newfield Exploration, Baker Hughes and Marathon Oil and trimmed its positions in Exxon Mobil, Chevron, Apache and Halliburton. In materials, we exited the fund’s positions in chemicals company Huntsman and metals company Rio Tinto. Proceeds from these sales and others were used to increase the fund’s positions in consumer staples, consumer discretionary, financials and industrials. In consumer staples, we added to the fund’s position in Procter & Gamble and initiated fund positions in PepsiCo and Sara Lee. In consumer discretionary, we increased the fund’s position in Target. In financials, we established a new fund position in Allstate and increased its positions in Ace and Wells Fargo. In industrials, we added to the fund’s position in General Electric.

Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Looking Ahead

Entering the summer months of 2012, our view ahead for the U.S. equity markets is a rather balanced one. In our view, relative strength in manufacturing, housing and retail data may not be sustained given that much of the bounce in these figures may

Top Ten Holdings (%) (at May 31, 2012)
Microsoft Corp.	3.5
Lorillard, Inc.	3.0
AT&T, Inc.	2.8
Pfizer, Inc.	2.7
Mastercard, Inc., Class A	2.5
ACE Ltd.	2.3
Target Corp.	2.2
Merck & Co., Inc.	2.1
Ford Motor Co.	2.1
General Electric Co.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Diversified Equity Income Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2012)
Common Stocks	97.1
Consumer Discretionary	11.8
Consumer Staples	11.3
Energy	9.9
Financials	12.3
Health Care	11.8
Industrials	14.3
Information Technology	12.3
Materials	1.6
Telecommunication Services	6.5
Utilities	5.3
Convertible Bonds	0.2
Equity-Linked Notes	1.3
Other (a)	1.4

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

well be attributable to the impact of unusually mild winter weather on consumer confidence and consumer spending. Also, there remains a lack of clarity on tax rates and government spending levels, which we do not expect to be resolved until after the November 2012 elections. Internationally, European sovereign debt crises remain an overhang on equity markets. There is also yet no clarity on what kind of landing — hard or soft — China’s economy will experience, but, to date, China’s economic growth continues to decelerate. All that said, we believe the U.S. economy will continue to grow, albeit in the 1.5% to 2.0% range. We further expect corporate earnings growth to continue, though perhaps at a comparatively subdued pace, as shrinking margins may weigh on earnings in the next few quarters. Fears of a global financial meltdown spreading from Europe have subsided, and U.S. equity valuations, while higher than in the summer of 2011, were still below historical averages at the end of May 2012.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

6	Annual Report 2012

Columbia Diversified Equity Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.20	1,019.50	5.62	5.55	1.10
Class B	1,000.00	1,000.00	1,041.20	1,015.70	9.49	9.37	1.86
Class C	1,000.00	1,000.00	1,040.50	1,015.75	9.44	9.32	1.85
Class I	1,000.00	1,000.00	1,047.00	1,021.85	3.22	3.18	0.63
Class R	1,000.00	1,000.00	1,043.30	1,018.30	6.85	6.76	1.34
Class R3	1,000.00	1,000.00	1,044.50	1,019.05	6.08	6.01	1.19
Class R4	1,000.00	1,000.00	1,044.80	1,020.35	4.75	4.70	0.93
Class R5	1,000.00	1,000.00	1,046.20	1,021.60	3.48	3.44	0.68
Class W	1,000.00	1,000.00	1,044.50	1,019.60	5.52	5.45	1.08
Class Z	1,000.00	1,000.00	1,045.70	1,020.85	4.24	4.19	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Annual Report 2012	7

Columbia Diversified Equity Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%
Issuer	Shares	Value ($)

Consumer Discretionary 11.8%
Auto Components 1.1%

Johnson Controls, Inc.	1,089,572	32,839,700

Automobiles 2.0%

Ford Motor Co.(a)	5,716,209	60,363,167

Hotels, Restaurants & Leisure 0.9%

McDonald’s Corp.(a)	307,509	27,472,854

Household Durables 0.4%

Lennar Corp., Class A(a)	392,926	10,722,951

Media 2.6%

Comcast Corp., Class A(a)	566,216	16,369,305

Regal Entertainment Group, Class A(a)	1,118,987	15,386,071

Time Warner, Inc.(a)	282,356	9,732,811

Viacom, Inc., Class B	296,688	14,160,918

Walt Disney Co. (The)	454,480	20,774,281

Total		76,423,386

Multiline Retail 3.3%

Macy’s, Inc.	839,289	31,934,946

Target Corp.	1,117,783	64,730,814

Total		96,665,760

Specialty Retail 1.5%

Home Depot, Inc. (The)(a)	897,715	44,293,258

Total Consumer Discretionary		348,781,076

Consumer Staples 11.3%
Beverages 0.6%

PepsiCo, Inc.(a)	263,100	17,851,335

Food & Staples Retailing 1.4%

Wal-Mart Stores, Inc.(a)	602,809	39,676,888

Food Products 1.8%

Kraft Foods, Inc., Class A	718,724	27,505,568

Sara Lee Corp.	497,805	10,404,125

Unilever NV — NY Shares	511,054	16,026,653

Total		53,936,346

Household Products 2.0%

Kimberly-Clark Corp.(a)	352,067	27,936,517

Procter & Gamble Co. (The)	476,453	29,678,257

Total		57,614,774

Tobacco 5.5%

Altria Group, Inc.	967,435	31,141,733

Lorillard, Inc.	697,419	86,200,988

Philip Morris International, Inc.	538,329	45,494,184

Total		162,836,905

Total Consumer Staples		331,916,248

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 9.9%
Energy Equipment & Services 1.2%

C&J Energy Services, Inc.(a)(b)	274,784	4,913,138

Halliburton Co.(a)	609,338	18,316,700

McDermott International, Inc.(b)	550,011	5,582,612

National Oilwell Varco, Inc.	93,716	6,255,543

Total		35,067,993

Oil, Gas & Consumable Fuels 8.7%

Anadarko Petroleum Corp.	478,072	29,162,392

Apache Corp.	337,709	27,482,758

Chevron Corp.	507,288	49,871,483

Enbridge, Inc.	537,786	21,204,902

Exxon Mobil Corp.(a)	654,755	51,483,386

Occidental Petroleum Corp.	479,225	37,988,166

Royal Dutch Shell PLC, ADR	311,727	19,383,185

Total SA, ADR	298,252	12,845,713

Williams Companies, Inc. (The)	199,411	6,088,018

Total		255,510,003

Total Energy		290,577,996

Financials 12.2%
Capital Markets 1.2%

Goldman Sachs Group, Inc. (The)	357,631	34,225,287

Commercial Banks 1.0%

Wells Fargo & Co.	916,732	29,381,260

Diversified Financial Services 3.5%

Bank of America Corp.	5,531,492	40,656,466

Citigroup, Inc.	537,302	14,243,876

JPMorgan Chase & Co.	1,491,676	49,449,060

Total		104,349,402

Insurance 6.3%

ACE Ltd.	920,059	66,547,867

Allstate Corp. (The)	630,044	21,383,693

Endurance Specialty Holdings Ltd.(a)	176,359	6,888,583

MetLife, Inc.(a)	524,030	15,306,916

PartnerRe Ltd.	35,226	2,496,467

Travelers Companies, Inc. (The)	234,961	14,682,713

XL Group PLC	2,936,421	59,961,717

Total		187,267,956

Real Estate Investment Trusts (REITs) 0.2%

ProLogis, Inc.(a)	177,651	5,681,279

Total Financials		360,905,184

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 11.8%
Health Care Providers & Services 1.9%

UnitedHealth Group, Inc.	1,008,931	56,268,082

Life Sciences Tools & Services 1.5%

Agilent Technologies, Inc.	569,867	23,170,792

Thermo Fisher Scientific, Inc.	391,314	19,753,531

Total		42,924,323

Pharmaceuticals 8.4%

Bristol-Myers Squibb Co.	1,084,737	36,165,131

Johnson & Johnson(a)	675,305	42,159,291

Merck & Co., Inc.	1,612,376	60,593,090

Novartis AG, ADR	593,420	30,875,643

Pfizer, Inc.	3,585,607	78,417,225

Total		248,210,380

Total Health Care		347,402,785

Industrials 14.3%
Aerospace & Defense 2.6%

Boeing Co. (The)	514,249	35,796,873

Honeywell International, Inc.	284,188	15,817,904

Lockheed Martin Corp.(a)	286,384	23,712,595

Total		75,327,372

Air Freight & Logistics 0.5%

United Parcel Service, Inc., Class B(a)	215,680	16,163,059

Airlines 0.8%

Delta Air Lines, Inc.(b)	774,625	9,372,962

United Continental Holdings, Inc.(a)(b)	609,793	15,348,490

Total		24,721,452

Electrical Equipment 2.7%

ABB Ltd., ADR(a)(b)	621,997	9,833,773

Cooper Industries PLC	740,886	52,232,463

Hubbell, Inc., Class B	216,840	17,113,013

Total		79,179,249

Industrial Conglomerates 3.1%

General Electric Co.	3,160,222	60,328,638

Tyco International Ltd.	579,483	30,805,316

Total		91,133,954

Machinery 3.8%

Caterpillar, Inc.(a)	411,363	36,043,626

Deere & Co.	55,304	4,085,306

Eaton Corp.(a)	483,378	20,620,906

Illinois Tool Works, Inc.	482,068	27,068,118

Parker Hannifin Corp.(a)	305,005	24,931,109

Total		112,749,065

Common Stocks (continued)
Issuer	Shares	Value ($)

Road & Rail 0.8%

Union Pacific Corp.(a)	208,955	23,277,587

Total Industrials		422,551,738

Information Technology 12.3%
Communications Equipment 1.2%

Cisco Systems, Inc.	2,167,793	35,400,060

Computers & Peripherals 1.0%

Apple, Inc.(b)	52,689	30,440,016

Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	460,385	14,465,297

IT Services 3.4%

Accenture PLC, Class A	336,913	19,237,732

International Business Machines Corp.(a)	44,722	8,626,874

Mastercard, Inc., Class A	180,338	73,309,201

Total		101,173,807

Semiconductors & Semiconductor Equipment 2.2%

Intel Corp.(a)	1,679,889	43,408,332

Microchip Technology, Inc.(a)	645,280	20,016,585

Total		63,424,917

Software 4.0%

Microsoft Corp.	3,454,027	100,823,048

Oracle Corp.	611,949	16,198,290

Total		117,021,338

Total Information Technology		361,925,435

Materials 1.6%
Chemicals 1.4%

Air Products & Chemicals, Inc.	192,453	15,211,485

Dow Chemical Co. (The)(a)	48,027	1,491,718

EI du Pont de Nemours & Co.	485,711	23,440,413

Total		40,143,616

Metals & Mining 0.2%

Freeport-McMoRan Copper & Gold, Inc.	213,219	6,831,537

Total Materials		46,975,153

Telecommunication Services 6.5%
Diversified Telecommunication Services 5.8%

AT&T, Inc.(a)	2,384,612	81,482,192

CenturyLink, Inc.(a)	880,573	34,536,073

Deutsche Telekom AG, ADR	1,351,389	13,331,452

Verizon Communications, Inc.(a)	711,456	29,625,028

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Windstream Corp.(a)	1,454,013	13,609,561

Total		172,584,306

Wireless Telecommunication Services 0.7%

Vodafone Group PLC, ADR	744,573	19,947,111

Total Telecommunication Services		192,531,417

Utilities 5.2%
Electric Utilities 2.8%

American Electric Power Co., Inc.	435,021	16,752,659

Duke Energy Corp.	547,000	12,023,060

Entergy Corp.(a)	206,200	13,306,086

FirstEnergy Corp.	357,906	16,746,422

NextEra Energy, Inc.(a)	233,451	15,253,688

PPL Corp.	352,379	9,644,613

Total		83,726,528

Independent Power Producers & Energy Traders —%

Calpine Corp.(b)	33,692	566,026

Multi-Utilities 2.4%

Dominion Resources, Inc.	477,253	24,845,791

PG&E Corp.	534,022	23,336,762

Sempra Energy	340,223	22,117,897

Total		70,300,450

Total Utilities		154,593,004

Total Common Stocks (Cost: $2,503,060,735)		2,858,160,036

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	6,519,000	4,652,936

Total Convertible Bonds (Cost: $6,519,000)			4,652,936

Equity-Linked Notes 1.3%
Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes (linked to common stock of Dow Chemical Co. (The))(c) 10/19/12	0.000%	42,820,031	39,760,413

Total Equity-Linked Notes (Cost: $42,820,031)			39,760,413

Money Market Funds 1.4%
Issuer	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	40,776,449	40,776,449

Total Money Market Funds (Cost: $40,776,449)		40,776,449

Investments of Cash Collateral Received for Securities on Loan 18.5%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 2.1%
Antalis US Funding Corp. 06/07/12	0.310%	9,999,397	9,999,397

Atlantis One 08/01/12	0.662%	9,966,633	9,966,633
09/10/12	0.592%	7,976,400	7,976,400

Kells Funding LLC 06/04/12	0.501%	6,990,764	6,990,764
08/08/12	0.380%	9,990,500	9,990,500

Rheingold Securitization 06/25/12	0.550%	1,999,175	1,999,175

Royal Park Investments Funding Corp. 06/01/12	0.851%	4,996,577	4,996,577

Surrey Funding Corp. 07/25/12	0.310%	4,996,383	4,996,383

Working Capital Management Co., L.P. 06/04/12	0.240%	4,998,900	4,998,900

Total			61,914,729

Certificates of Deposit 8.1%
ABM AMRO Bank N.V. 08/08/12	0.460%	9,988,258	9,988,258

Australia and New Zealand Bank Group, Ltd. 08/07/12	0.650%	10,000,000	10,000,000

Bank of Nova Scotia 07/26/12	0.319%	10,000,000	10,000,000

Branch Banking & Trust Corporation 07/12/12	0.420%	20,000,000	20,000,000

Credit Suisse 08/30/12	0.300%	5,000,000	5,000,000
11/08/12	0.399%	10,000,000	10,000,000

DZ Bank AG 07/27/12	0.320%	10,000,000	10,000,000

Deutsche Bank AG 09/14/12	0.750%	16,000,000	16,000,000

DnB NOR ASA 09/14/12	0.530%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Hong Kong Shanghai Bank Corp., Ltd. 06/01/12	0.250%	10,000,000	10,000,000
06/25/12	0.240%	10,000,000	10,000,000

Mizuho Corporate Bank Ltd. 06/01/12	0.370%	15,000,000	15,000,000

N.V. Bank Nederlandse Gemeenten 06/29/12	0.260%	5,000,000	5,000,000

National Australia Bank 08/16/12	0.339%	5,000,000	5,000,000

National Bank of Canada 11/09/12	0.299%	10,000,000	10,000,000

Natixis 06/05/12	0.250%	10,000,000	10,000,000

Norinchukin Bank 08/21/12	0.390%	5,000,000	5,000,000

Rabobank 10/26/12	0.515%	10,000,000	10,000,000

Sumitomo Mitsui Banking Corp. 07/24/12	0.350%	10,000,000	10,000,000
11/02/12	0.479%	10,000,000	10,000,000

Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.479%	7,000,000	7,000,000

Svenska Handelsbanken 07/26/12	0.590%	10,000,504	10,000,504
08/30/12	0.580%	15,000,000	15,000,000

Union Bank of Switzerland 07/24/12	0.790%	5,000,000	5,000,000

Total			237,988,762

Commercial Paper 3.7%
BTM Capital 06/08/12	0.340%	4,998,867	4,998,867

Bank of New Zealand 11/02/12	0.359%	7,000,000	7,000,000

Caisse d’Amortissement de la Dette Sociale 08/10/12	0.531%	9,978,947	9,978,947

Caisse des Depots 07/16/12	0.421%	2,996,150	2,996,150
08/31/12	0.360%	9,990,800	9,990,800

Development Bank of Singapore Ltd. 08/08/12	0.501%	10,975,097	10,975,097

DnB NOR 07/25/12	0.602%	4,984,833	4,984,833

Erste Abwicklungsanstalt 08/23/12	0.390%	9,989,925	9,989,925

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Mitsubishi UFJ Trust and Banking Corp. 09/04/12	0.441%	4,992,484	4,992,484

Nordea Bank AB 07/24/12	0.627%	14,952,604	14,952,604

Skandinaviska Enskilda Banken AB 07/17/12	0.300%	9,994,667	9,994,667

Suncorp Metway Ltd. 06/04/12	0.450%	4,996,063	4,996,063
07/23/12	0.460%	9,991,950	9,991,950

The Commonwealth Bank of Australia 08/16/12	0.299%	5,000,000	5,000,000

Total			110,842,387

Repurchase Agreements 4.6%
BNP Paribas Securities Corp. dated 05/31/12, matures 06/01/12, repurchase price $31,302,382(f)	0.210%	31,302,199	31,302,199

Goldman Sachs & Co. dated 05/31/12, matures 06/01/12, repurchase price $50,000,292(f)	0.210%	50,000,000	50,000,000

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(f)	0.230%	5,000,000	5,000,000

Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(f)	0.210%	25,000,000	25,000,000

UBS Securities LLC dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(f)	0.210%	25,000,000	25,000,000

Total			136,302,199

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $547,048,077)			547,048,077

Total Investments (Cost: $3,140,224,292)			3,490,397,911

Other Assets & Liabilities, Net			(540,835,909)

Net Assets			2,949,562,002

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $39,760,413 or 1.35% of net assets.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	151,107,439	637,002,370	(747,333,360)	—	40,776,449	76,478	40,776,449

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.210%)
Ginnie Mae I Pool	28,474,942

Ginnie Mae II Pool	3,453,301

Total market value of collateral securities	31,928,243

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	40,535,012

Ginnie Mae II Pool	10,464,988

Total market value of collateral securities	51,000,000

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total market value of collateral securities	25,500,000

Security Description	Value ($)
UBS Securities LLC (0.210%)
Ginnie Mae I Pool	15,618,812

Ginnie Mae II Pool	9,881,188

Total market value of collateral securities	25,500,000

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	348,781,076	—	—	348,781,076

Consumer Staples	331,916,248	—	—	331,916,248

Energy	290,577,996	—	—	290,577,996

Financials	360,905,184	—	—	360,905,184

Health Care	347,402,785	—	—	347,402,785

Industrials	422,551,738	—	—	422,551,738

Information Technology	361,925,435	—	—	361,925,435

Materials	46,975,153	—	—	46,975,153

Telecommunication Services	192,531,417	—	—	192,531,417

Utilities	154,593,004	—	—	154,593,004

Total Equity Securities	2,858,160,036	—	—	2,858,160,036

Bonds

Convertible Bonds	—	4,652,936	—	4,652,936

Total Bonds	—	4,652,936	—	4,652,936

Other

Equity-Linked Notes	—	39,760,413	—	39,760,413

Money Market Funds	40,776,449	—	—	40,776,449

Investments of Cash Collateral Received for Securities on Loan	—	547,048,077	—	547,048,077

Total Other	40,776,449	586,808,490	—	627,584,939

Total	2,898,936,485	591,461,426	—	3,490,397,911

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $2,552,399,766)	$2,902,573,385

Affiliated issuers (identified cost $40,776,449)	40,776,449

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $410,745,878)	410,745,878

Repurchase agreements (identified cost $136,302,199)	136,302,199

Total investments (identified cost $3,140,224,292)	3,490,397,911

Receivable for:

Capital shares sold	668,023

Dividends	9,833,001

Interest	175,913

Reclaims	391,141

Total assets	3,501,465,989

Liabilities

Due upon return of securities on loan	547,048,077

Payable for:

Capital shares purchased	3,857,407

Investment management fees	45,933

Distribution fees	21,739

Transfer agent fees	432,337

Administration fees	4,247

Plan administration fees	61,229

Compensation of board members	179,025

Other expenses	253,993

Total liabilities	551,903,987

Net assets applicable to outstanding capital stock	$2,949,562,002

Represented by

Paid-in capital	$3,418,526,432

Undistributed net investment income	15,041,856

Accumulated net realized loss	(834,175,901)

Unrealized appreciation (depreciation) on:

Investments	350,173,619

Foreign currency translations	(4,004)

Total — representing net assets applicable to outstanding capital stock	$2,949,562,002

* Value of securities on loan	$532,878,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$2,320,418,919

Shares outstanding	237,642,496

Net asset value per share	$9.76

Maximum offering price per share(a)	$10.36

Class B

Net assets	$138,559,689

Shares outstanding	14,156,646

Net asset value per share	$9.79

Class C

Net assets	$55,775,215

Shares outstanding	5,724,740

Net asset value per share	$9.74

Class I

Net assets	$39,849,221

Shares outstanding	4,082,956

Net asset value per share	$9.76

Class R

Net assets	$10,976,375

Shares outstanding	1,129,377

Net asset value per share	$9.72

Class R3

Net assets	$53,738,794

Shares outstanding	5,514,010

Net asset value per share	$9.75

Class R4

Net assets	$202,740,947

Shares outstanding	20,746,459

Net asset value per share	$9.77

Class R5

Net assets	$57,805,263

Shares outstanding	5,914,798

Net asset value per share	$9.77

Class W

Net assets	$3,529

Shares outstanding	361

Net asset value per share	$9.78

Class Z

Net assets	$69,694,050

Shares outstanding	7,141,447

Net asset value per share	$9.76

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Diversified Equity Income Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$67,311,246	$107,296,122
Interest	188,225	250,866
Dividends from affiliates	76,478	192,666
Income from securities lending — net	1,763,418	1,838,228
Foreign taxes withheld	(804,863)	(1,144,373)

Total income	68,534,504	108,433,509

Expenses:
Investment management fees	13,796,950	27,693,306
Distribution fees
Class A	5,077,594	9,333,875
Class B	1,003,096	2,361,615
Class C	393,212	683,048
Class R	38,114	57,984
Class R3	96,658	268,935
Class W	6	9
Transfer agent fees
Class A	4,492,894	7,998,236
Class B	238,777	515,464
Class C	86,692	146,916
Class R	16,357	24,669
Class R3	17,085	52,199
Class R4	64,501	118,322
Class R5	18,939	32,937
Class W	5	7
Class Z	87,417	55,301
Administration fees	1,241,940	2,237,285
Plan administration fees
Class R3	96,658	268,935
Class R4	352,772	594,579
Compensation of board members	30,029	138,277
Custodian fees	14,453	64,203
Printing and postage fees	308,862	302,501
Registration fees	91,892	280,188
Professional fees	76,678	73,215
Other	63,524	249,500

Total expenses	27,705,105	53,551,506
Expense reductions	—	(120)

Total net expenses	27,705,105	53,551,386

Net investment income	40,829,399	54,882,123

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	239,388,817	292,586,787
Foreign currency translations	1,527	4,053
Forward foreign currency exchange contracts	—	(63,557)

Net realized gain	239,390,344	292,527,283
Net change in unrealized appreciation (depreciation) on:
Investments	316,748,933	(476,903,432)
Foreign currency translations	(4,004)	—

Net change in unrealized appreciation (depreciation)	316,744,929	(476,903,432)

Net realized and unrealized gain (loss)	556,135,273	(184,376,149)

Net change in net assets resulting from operations	$596,964,672	$(129,494,026)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations

Net investment income	$40,829,399	$54,882,123	$59,947,451

Net realized gain (loss)	239,390,344	292,527,283	(72,030,584)

Net change in unrealized appreciation (depreciation)	316,744,929	(476,903,432)	451,887,217

Net increase (decrease) in net assets resulting from operations	596,964,672	(129,494,026)	439,804,084

Distributions to shareholders:

Net investment income
Class A	(23,670,902)	(46,513,138)	(49,470,218)
Class B	(582,767)	(988,039)	(2,005,454)
Class C	(243,324)	(324,080)	(450,671)
Class I	(473,638)	(2,470,472)	(3,946,066)
Class R	(78,149)	(118,643)	(96,765)
Class R3	(403,776)	(1,186,599)	(1,349,112)
Class R4	(1,777,960)	(3,423,364)	(3,268,322)
Class R5	(634,753)	(1,153,088)	(1,037,365)
Class W	(29)	(45)	(45)
Class Z	(640,191)	(573,511)	—

Total distributions to shareholders	(28,505,489)	(56,750,979)	(61,624,018)

Increase (decrease) in net assets from share transactions	(1,461,455,728)	(405,281,228)	(492,963,977)

Total decrease in net assets	(892,996,545)	(591,526,233)	(114,783,911)

Net assets at beginning of year	3,842,558,547	4,434,084,780	4,548,868,691

Net assets at end of year	$2,949,562,002	$3,842,558,547	$4,434,084,780

Undistributed net investment income	$15,041,856	$ 2,597,713	$5,393,819

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	20,155,873	197,028,464	76,687,457	762,163,203	79,292,372	693,585,724

Distributions reinvested	2,333,565	22,710,843	4,465,103	43,546,430	5,319,074	47,091,460

Redemptions	(159,653,240)	(1,574,046,111)	(95,741,801)	(953,730,518)	(118,454,572)	(1,037,361,815)

Net decrease	(137,163,802)	(1,354,306,804)	(14,589,241)	(148,020,885)	(33,843,126)	(296,684,631)

Class B shares

Subscriptions	158,464	1,575,455	358,803	3,618,135	1,726,446	15,169,381

Distributions reinvested	58,611	567,408	94,871	949,507	220,806	1,945,255

Redemptions(c)	(2,695,081)	(26,429,982)	(11,040,790)	(112,769,395)	(20,071,457)	(175,204,982)

Net decrease	(2,478,006)	(24,287,119)	(10,587,116)	(108,201,753)	(18,124,205)	(158,090,346)

Class C shares

Subscriptions	399,411	3,914,282	705,964	7,099,884	774,142	6,772,588

Distributions reinvested	24,046	232,022	30,717	300,510	48,255	424,610

Redemptions	(1,061,608)	(10,387,681)	(1,747,688)	(17,341,575)	(2,167,626)	(18,869,531)

Net decrease	(638,151)	(6,241,377)	(1,011,007)	(9,941,181)	(1,345,229)	(11,672,333)

Class I shares

Subscriptions	14,155	134,835	839,727	8,661,328	1,125,600	9,949,562

Distributions reinvested	49,022	473,554	250,180	2,470,332	445,804	3,945,934

Redemptions	(5,252,819)	(48,446,681)	(15,430,797)	(156,637,289)	(3,495,683)	(30,976,747)

Net decrease	(5,189,642)	(47,838,292)	(14,340,890)	(145,505,629)	(1,924,279)	(17,081,251)

Class R shares

Subscriptions	176,449	1,725,706	311,076	3,158,955	455,238	3,974,391

Distributions reinvested	8,087	78,130	12,207	118,624	10,959	96,765

Redemptions	(245,436)	(2,406,940)	(301,074)	(3,031,143)	(297,072)	(2,580,086)

Net increase (decrease)	(60,900)	(603,104)	22,209	246,436	169,125	1,491,070

Class R3 shares

Subscriptions	1,430,147	13,917,736	4,164,126	41,861,715	4,714,706	41,194,081

Distributions reinvested	41,510	403,751	119,578	1,186,471	152,706	1,348,993

Redemptions	(2,256,433)	(22,147,502)	(9,472,542)	(92,325,458)	(6,665,434)	(58,039,611)

Net decrease	(784,776)	(7,826,015)	(5,188,838)	(49,277,272)	(1,798,022)	(15,496,537)

Class R4 shares

Subscriptions	2,122,940	20,815,331	4,692,239	46,792,493	4,516,848	39,427,849

Distributions reinvested	168,095	1,640,293	326,681	3,193,901	346,141	3,067,365

Redemptions	(3,752,468)	(37,171,131)	(6,911,453)	(69,213,089)	(4,569,315)	(40,062,488)

Net increase (decrease)	(1,461,433)	(14,715,507)	(1,892,533)	(19,226,695)	293,674	2,432,726

Class R5 shares

Subscriptions	588,023	5,799,446	1,208,659	12,088,148	1,240,016	10,824,692

Distributions reinvested	64,902	633,942	117,384	1,143,255	115,308	1,022,462

Redemptions	(1,525,687)	(15,229,968)	(1,197,107)	(11,925,924)	(1,112,112)	(9,712,329)

Net increase (decrease)	(872,762)	(8,796,580)	128,936	1,305,479	243,212	2,134,825

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	1,857,957	18,104,877	7,459,113	79,450,030	277	2,500

Distributions reinvested	62,415	609,289	58,400	546,595	—	—

Redemptions	(1,609,325)	(15,555,096)	(687,390)	(6,656,353)	—	—

Net increase	311,047	3,159,070	6,830,123	73,340,272	277	2,500

Total net decrease	(148,338,425)	(1,461,455,728)	(40,628,357)	(405,281,228)	(56,328,573)	(492,963,977)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from prior years have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended September 30,
Class A	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.53		$9.03	$8.31	$9.31	$14.34	$13.10

Income from investment operations:

Net investment income	0.11		0.12	0.12	0.16	0.17	0.18

Net realized and unrealized gain (loss)	1.20		(0.49)	0.72	(1.02)	(3.44)	2.41

Total from investment operations	1.31		(0.37)	0.84	(0.86)	(3.27)	2.59

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)	(0.12)	(0.14)	(0.17)	(0.18)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.08)		(0.13)	(0.12)	(0.14)	(1.76)	(1.35)

Net asset value, end of period	$9.76		$8.53	$9.03	$8.31	$9.31	$14.34

Total return	15.31%		(4.32%)	10.18%	(8.91%)	(25.05%)	20.98%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.10%	(c)	1.13%	1.12%	0.99%	1.08%	1.00%

Net expenses after fees waived or expenses reimbursed(d)	1.10%	(c)	1.13%(e)	1.12%	0.99%	1.08%	1.00%

Net investment income	1.66%	(c)	1.20%(e)	1.36%	2.21%	1.49%	1.34%

Supplemental data

Net assets, end of period (in thousands)	$2,320,419		$3,197,508	$3,516,017	$3,516,948	$4,504,418	$6,501,874

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class B	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.56		$9.05	$8.33	$9.32	$14.35	$13.11

Income from investment operations:

Net investment income	0.06		0.04	0.05	0.10	0.08	0.08

Net realized and unrealized gain (loss)	1.21		(0.49)	0.72	(1.00)	(3.45)	2.40

Total from investment operations	1.27		(0.45)	0.77	(0.90)	(3.37)	2.48

Less distributions to shareholders:

Net investment income	(0.04)		(0.04)	(0.05)	(0.09)	(0.07)	(0.07)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.04)		(0.04)	(0.05)	(0.09)	(1.66)	(1.24)

Net asset value, end of period	$9.79		$8.56	$9.05	$8.33	$9.32	$14.35

Total return	14.82%		(5.01%)	9.26%	(9.53%)	(25.66%)	20.04%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.87%	(c)	1.88%	1.89%	1.76%	1.84%	1.76%

Net expenses after fees waived or expenses reimbursed(d)	1.87%	(c)	1.88%(e)	1.89%	1.76%	1.84%	1.76%

Net investment income	0.93%	(c)	0.43%(e)	0.58%	1.49%	0.71%	0.57%

Supplemental data

Net assets, end of period (in thousands)	$138,560		$142,429	$246,456	$377,652	$633,360	$1,113,206

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class C	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.52		$9.02	$8.30	$9.30	$14.32	$13.09

Income from investment operations:

Net investment income	0.06		0.04	0.05	0.10	0.09	0.08

Net realized and unrealized gain (loss)	1.20		(0.49)	0.73	(1.01)	(3.44)	2.40

Total from investment operations	1.26		(0.45)	0.78	(0.91)	(3.35)	2.48

Less distributions to shareholders:

Net investment income	(0.04)		(0.05)	(0.06)	(0.09)	(0.08)	(0.08)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.04)		(0.05)	(0.06)	(0.09)	(1.67)	(1.25)

Net asset value, end of period	$9.74		$8.52	$9.02	$8.30	$9.30	$14.32

Total return	14.80%		(5.07%)	9.37%	(9.61%)	(25.60%)	20.04%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.85%	(c)	1.88%	1.88%	1.75%	1.83%	1.76%

Net expenses after fees waived or expenses reimbursed(d)	1.85%	(c)	1.88%(e)	1.88%	1.75%	1.83%	1.76%

Net investment income	0.95%	(c)	0.44%(e)	0.60%	1.46%	0.75%	0.58%

Supplemental data

Net assets, end of period (in thousands)	$55,775		$54,238	$66,505	$72,372	$93,321	$113,516

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class I	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.52		$9.02	$8.30	$9.30	$14.33	$13.09

Income from investment operations:

Net investment income	0.14		0.16	0.16	0.19	0.22	0.23

Net realized and unrealized gain (loss)	1.20		(0.49)	0.72	(1.01)	(3.45)	2.41

Total from investment operations	1.34		(0.33)	0.88	(0.82)	(3.23)	2.64

Less distributions to shareholders:

Net investment income	(0.10)		(0.17)	(0.16)	(0.18)	(0.21)	(0.23)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.10)		(0.17)	(0.16)	(0.18)	(1.80)	(1.40)

Net asset value, end of period	$9.76		$8.52	$9.02	$8.30	$9.30	$14.33

Total return	15.76%		(3.88%)	10.69%	(8.47%)	(24.75%)	21.44%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.63%	(c)	0.67%	0.67%	0.50%	0.67%	0.62%

Net expenses after fees waived or expenses reimbursed(d)	0.63%	(c)	0.67%	0.67%	0.50%	0.67%	0.62%

Net investment income	2.13%	(c)	1.63%	1.82%	2.69%	1.98%	1.72%

Supplemental data

Net assets, end of period (in thousands)	$39,849		$79,024	$213,083	$212,064	$189,997	$131,742

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.50		$8.99	$8.28	$9.28	$14.33	$14.03

Income from investment operations:

Net investment income	0.09		0.09	0.09	0.13	0.14	0.11

Net realized and unrealized gain (loss)	1.20		(0.48)	0.72	(1.01)	(3.45)	1.52

Total from investment operations	1.29		(0.39)	0.81	(0.88)	(3.31)	1.63

Less distributions to shareholders:

Net investment income	(0.07)		(0.10)	(0.10)	(0.12)	(0.15)	(0.16)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.07)		(0.10)	(0.10)	(0.12)	(1.74)	(1.33)

Net asset value, end of period	$9.72		$8.50	$8.99	$8.28	$9.28	$14.33

Total return	15.14%		(4.46%)	9.76%	(9.20%)	(25.36%)	12.74%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.35%	(d)	1.38%	1.46%	1.30%	1.46%	1.43%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.35%	(d)	1.38%(f)	1.46%	1.30%	1.46%	1.43%(d)

Net investment income	1.46%	(d)	0.95%(f)	1.03%	1.86%	1.33%	1.03%(d)

Supplemental data

Net assets, end of period (in thousands)	$10,976		$10,114	$10,506	$8,271	$7,728	$30

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R3	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.51		$9.02	$8.30	$9.30	$14.33	$14.03

Income from investment operations:

Net investment income	0.11		0.11	0.11	0.15	0.16	0.13

Net realized and unrealized gain (loss)	1.20		(0.50)	0.72	(1.01)	(3.45)	1.54

Total from investment operations	1.31		(0.39)	0.83	(0.86)	(3.29)	1.67

Less distributions to shareholders:

Net investment income	(0.07)		(0.12)	(0.11)	(0.14)	(0.15)	(0.20)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.07)		(0.12)	(0.11)	(0.14)	(1.74)	(1.37)

Net asset value, end of period	$9.75		$8.51	$9.02	$8.30	$9.30	$14.33

Total return	15.37%		(4.52%)	10.09%	(8.95%)	(25.17%)	13.02%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.18%	(d)	1.21%	1.22%	1.05%	1.23%	1.32%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.18%	(d)	1.21%	1.22%	1.05%	1.23%	1.32%(d)

Net investment income	1.63%	(d)	1.06%	1.26%	2.13%	1.37%	1.35%(d)

Supplemental data

Net assets, end of period (in thousands)	$53,739		$53,617	$103,577	$110,248	$108,543	$118,360

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R4	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.53		$9.04	$8.32	$9.31	$14.35	$13.11

Income from investment operations:

Net investment income	0.12		0.14	0.13	0.17	0.19	0.20

Net realized and unrealized gain (loss)	1.20		(0.50)	0.73	(1.00)	(3.46)	2.41

Total from investment operations	1.32		(0.36)	0.86	(0.83)	(3.27)	2.61

Less distributions to shareholders:

Net investment income	(0.08)		(0.15)	(0.14)	(0.16)	(0.18)	(0.20)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.08)		(0.15)	(0.14)	(0.16)	(1.77)	(1.37)

Net asset value, end of period	$9.77		$8.53	$9.04	$8.32	$9.31	$14.35

Total return	15.51%		(4.23%)	10.34%	(8.57%)	(24.98%)	21.10%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.93%	(c)	0.97%	0.97%	0.80%	0.98%	0.91%

Net expenses after fees waived or expenses reimbursed(d)	0.93%	(c)	0.97%	0.97%	0.75%	0.94%	0.89%

Net investment income	1.87%	(c)	1.36%	1.52%	2.42%	1.66%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$202,741		$189,510	$217,779	$197,977	$182,738	$209,638

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R5	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.53		$9.03	$8.31	$9.31	$14.35	$14.03

Income from investment operations:

Net investment income	0.14		0.16	0.15	0.18	0.23	0.18

Net realized and unrealized gain (loss)	1.20		(0.49)	0.73	(1.00)	(3.47)	1.54

Total from investment operations	1.34		(0.33)	0.88	(0.82)	(3.24)	1.72

Less distributions to shareholders:

Net investment income	(0.10)		(0.17)	(0.16)	(0.18)	(0.21)	(0.23)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.10)		(0.17)	(0.16)	(0.18)	(1.80)	(1.40)

Net asset value, end of period	$9.77		$8.53	$9.03	$8.31	$9.31	$14.35

Total return	15.65%		(3.87%)	10.62%	(8.51%)	(24.83%)	13.41%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.68%	(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.68%	(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(d)

Net investment income	2.11%	(d)	1.62%	1.77%	2.62%	2.07%	1.63%	(d)

Supplemental data

Net assets, end of period (in thousands)	$57,805		$57,903	$60,156	$53,334	$45,589	$9,909

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class W	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.55		$9.04	$8.32	$9.32	$14.35	$13.86

Income from investment operations:

Net investment income	0.11		0.12	0.12	0.16	0.17	0.14

Net realized and unrealized gain (loss)	1.20		(0.48)	0.72	(1.01)	(3.45)	1.70

Total from investment operations	1.31		(0.36)	0.84	(0.85)	(3.28)	1.84

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)	(0.12)	(0.15)	(0.16)	(0.18)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.08)		(0.13)	(0.12)	(0.15)	(1.75)	(1.35)

Net asset value, end of period	$9.78		$8.55	$9.04	$8.32	$9.32	$14.35

Total return	15.32%		(4.20%)	10.18%	(8.85%)	(25.07%)	14.40%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.08%	(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.08%	(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(d)

Net investment income	1.73%	(d)	1.23%	1.40%	2.28%	1.45%	1.29%	(d)

Supplemental data

Net assets, end of period (in thousands)	$4		$3	$3	$3	$3	$5

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended September 30,
Class Z	2012(a)	2011	2010(b)
Per share data

Net asset value, beginning of period	$8.52	$9.03	$9.02

Income from investment operations:

Net investment income	0.13	0.17	0.01

Net realized and unrealized gain (loss)	1.20	(0.52)	—

Total from investment operations	1.33	(0.35)	0.01

Less distributions to shareholders:

Net investment income	(0.09)	(0.16)	—

Total distributions to shareholders	(0.09)	(0.16)	—

Net asset value, end of period	$9.76	$8.52	$9.03

Total return	15.62%	(4.06%)	0.11%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.82%(d)	0.87%	1.02%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.82%(d)	0.87%(f)	1.02%(d)

Net investment income	2.00%(d)	1.77%(f)	9.89%(d)

Supplemental data

Net assets, end of period (in thousands)	$69,694	$58,213	$3

Portfolio turnover	16%	36%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

Annual Report 2012	31

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

32	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2012, the Fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the period ended May 31, 2012 and the year ended September 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	May 31, 2012	September 30, 2011
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—	(63,557)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	May 31, 2012	September 30, 2011
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—	—
The following table is a summary of the volume of derivative instruments for the period ended May 31, 2012 and the year ended September 30, 2011
	May 31, 2012	September 30, 2011
	Contracts Opened	Contracts Opened
Forward foreign currency exchange contracts	—	8

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the

Annual Report 2012	33

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. For the period ended May 31, 2012, the annualized effective management fee rate was 0.56% of the Fund’s average daily net assets. Prior to July 1, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. The maximum adjustment was 0.12% per year. If the

34	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,858,058 for the year ended September 30, 2011. For the year ended September 30, 2011, the effective management fee rate was 0.60% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA, which has since been eliminated.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended September 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $10,353 and $24,807, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

The Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011
Class A	0.22%	0.21%
Class B	0.24	0.22
Class C	0.22	0.22
Class R	0.21	0.21
Class R3	0.04	0.05
Class R4	0.05	0.05
Class R5	0.04	0.05
Class W	0.22	0.21
Class Z	0.19	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $120.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to

Annual Report 2012	35

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $10,849,000 and $732,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $927,267 for Class A, $56,520 for Class B and $1,923 for Class C shares for the period ended May 31, 2012, and $1,838,296 for Class A, $152,538 for Class B and $4,075 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 20, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.68
Class R	1.33
Class R3	1.23
Class R4	0.98
Class R5	0.73
Class W	1.08
Class Z	0.83

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses, and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$120,233
Accumulated net realized loss	(95,377,636)
Paid-in capital	95,257,403

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

36	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$28,505,489	$56,750,979	$61,624,018

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,215,913
Undistributed accumulated long-term gain	—
Accumulated realized loss	(809,182,089)
Unrealized appreciation	325,001,746

At May 31, 2012, the cost of investments for federal income tax purposes was $3,165,218,105 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$455,226,325
Unrealized depreciation	(130,046,519)
Net unrealized app/depreciation	$325,179,806

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	(790,622,632)

For the year ended May 31, 2012, $139,655,930 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $18,559,457 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $560,278,160 and $1,904,675,930, respectively, for the period ended May 31, 2012.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the period ended May 31, 2012, securities and other assets with a value of $587,870,955 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $95,257,403, which is not taxable to remaining shareholders in the Fund.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Annual Report 2012	37

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $532,878,100 were on loan, secured by cash collateral of $547,048,077 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 25.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended September 30, 2011.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of

38	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	39

Columbia Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Equity Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

40	Annual Report 2012

Columbia Diversified Equity Income Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended May 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	96.74%
U.S. Government Obligations	0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	41

Columbia Diversified Equity Income Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

42	Annual Report 2012

Columbia Diversified Equity Income Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	43

Columbia Diversified Equity Income Fund

Board Members and Officers (continued)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

44	Annual Report 2012

Columbia Diversified Equity Income Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012	45

Columbia Diversified Equity Income Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

46	Annual Report 2012

Columbia Diversified Equity Income Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Equity Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Annual Report 2012	47

Columbia Diversified Equity Income Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

48	Annual Report 2012

Columbia Diversified Equity Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6475 AH (7/12)

Annual Report May 31, 2012

Columbia Dividend Opportunity Fund

Columbia Dividend Opportunity Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Dividend Opportunity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Dividend Opportunity Fund

Performance Overview

Performance Summary

>	For the 11-month period that ended May 31, 2012, Columbia Dividend Opportunity Fund (the fund) Class A shares gained 0.58% excluding sales charge.

>	The fund outperformed the Russell 1000 Value Index, which returned -1.87%.

>	The fund’s strong relative performance can be attributed in virtually equal parts to sector allocation and individual security selection decisions.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	11 Months*	1 Year	5 Years	10 Years
Class A
Excluding sales charges	08/01/88	0.58	-1.50	0.07	5.17
Including sales charges		-5.23	-7.14	-1.11	4.55
Class B
Excluding sales charges	03/20/95	-0.14	-2.17	-0.68	4.36
Including sales charges		-5.03	-6.93	-1.03	4.36
Class C
Excluding sales charges	06/26/00	-0.25	-2.26	-0.71	4.36
Including sales charges		-1.23	-3.20	-0.71	4.36
Class I**	03/04/04	0.90	-0.97	0.48	5.53
Class R**	08/01/08	0.31	-1.68	-0.20	4.88
Class R4	03/20/95	0.68	-1.25	0.33	5.39
Class R5**	08/01/08	0.89	-1.10	0.36	5.32
Class W**	12/01/06	0.38	-1.57	0.04	5.14
Class Z**	09/27/10	0.65	-1.22	0.15	5.21
Russell 1000 Value Index		-1.87	-3.88	-3.59	4.15

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	Not annualized.

**	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Dividend Opportunity Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Laton Spahr, CFA

Paul Stocking

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Dividend Opportunity Fund approved the change of the fund’s fiscal year end from June 30 to May 31. As a result, this report covers the 11-month period since the last annual report. The next report you will receive will be for the six-month period from June 1, 2012 through November 30, 2012.

For the 11-month period that ended May 31, 2012, the fund’s Class A shares gained 0.58% excluding sales charge. The fund outperformed the Russell 1000 Value Index (Russell Index), which returned -1.87% for the same period. The fund’s strong relative performance can be attributed to both sector allocation and individual security selection decisions.

Volatility Dominated the U.S. Equity Market

Volatility dominated the U.S. equity market during the reporting period, as investor sentiment swung sharply between “risk-on” and “risk-off.” Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction and by Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news, especially on the U.S. economic front within the key labor, manufacturing and housing markets, to encourage risk taking, buoying stocks to gains. The rally extended and broadened through March, with the first quarter of 2012 proving to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid economic data to raise consumer expectations and restore investor confidence, and real steps seemed to be taken toward resolution of the European sovereign debt crisis. In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

All told, the more traditionally defensive sectors of the Russell Index, including utilities, consumer staples and telecommunication services, performed best during the reporting period. In large part, these sectors benefited from investors’ increased focus on dividend-oriented sectors and stocks. The commodities-related energy and materials sectors were weakest, impacted by a slowing economy. Financials also performed poorly as broad sovereign debt concerns hung over the sector.

Focus On Dividend Yield and Dividend Growth Boosted Fund Results

The fund maintained a net dividend yield at a level in excess of 150% of the broader market yield (as represented by the S&P 500 Index) during the reporting period. The net dividend yield is the dividend yield after the deduction of fund expenses. The fund’s focus on dividend yield and dividend growth — and its investments across a broadly diversified spectrum of sectors — served it well as investors favored dividend-oriented investments during the reporting period.

From a sector perspective, the fund’s results relative to the Russell Index benefited most during the period from having only a modest allocation to the weak-performing financials sector. Industry and stock selection also proved effective, as the fund was particularly underweight diversified financials and capital markets firms, including Citigroup, Bank of America and Goldman Sachs, each of which lagged the Russell Index. The fund did not maintain positions in Citigroup or Goldman Sachs at the close of the reporting period.

Having a more significant allocation to consumer staples, the second strongest sector in the Russell Index during the reporting period, as well as individual stock

4	Annual Report 2012

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

selection within the sector, also boosted the fund’s results. An emphasis on tobacco companies, in particular, Philip Morris International and Lorillard, added value during the period.

Stock selection in information technology, particularly a sizable position in Seagate Technology, benefited the fund’s relative results during the period. The position in Seagate was eliminated by period end.

A modestly overweighted position in utilities, the strongest performing sector in the Russell Index during the reporting period, and strong performance by a basket of holdings within the sector contributed positively to the fund’s relative performance.

Stock selection in energy and health care buoyed results, with sizable positions in energy pipeline company Enbridge and pharmaceutical giant Bristol-Myers Squibb both contributing positively to fund results.

Industrials Holdings and Materials Overweight Hampered Returns

Detracting from the fund’s results most was stock selection in the industrials sector. While the fund was effectively positioned with only a modest allocation to the lagging sector, positions in office equipment company Pitney Bowes and commercial services firm Harsco disappointed.

Having a significant allocation to materials, the second worst-performing sector in the Russell Index during the reporting period, further hampered the fund’s relative results, more than offsetting the positive contribution made by effective stock selection within the sector.

Stock Performance Led to Modest Sector Allocation Shifts

The fund’s positions in consumer discretionary and consumer staples increased during the reporting period. In consumer discretionary, we established new fund positions in furnishings company Leggett & Platt and consumer electronics retailer RadioShack. In consumer staples, we initiated fund positions in tobacco company Reynolds American and diversified household products companies Reckitt Benckiser and Unilever.

The fund’s allocations to energy and telecommunication services decreased during the reporting period. In energy, we sought not only to reduce the fund’s exposure to the poorly-performing sector but also to reduce the fund’s international exposure. We eliminated the fund’s positions in Total, Halliburton, ENI and Alpha Natural Resources. In telecommunication services, we sold the fund’s holdings in Frontier Communications and Windstream. Elsewhere, we exited the fund’s positions in information technology firm Nokia and industrials firm Caterpillar.

Looking Ahead

Entering the summer months of 2012, our view ahead for the U.S. equity markets is a rather balanced one. In our view, relative strength in manufacturing, housing and retail data may not be sustained given that much of the bounce in these figures may well be attributable to the impact of unusually mild winter weather on consumer confidence and consumer spending. Also, there remains a lack of clarity on tax rates and government spending levels, which we do not expect to be resolved until

Top Ten Holdings (%) (at May 31, 2012)
General Electric Co.	3.1
Pfizer, Inc.	2.8
Lorillard, Inc.	2.8
Royal Dutch Shell PLC, ADR	2.6
Enbridge, Inc.	2.3
Philip Morris International, Inc.	2.2
Merck & Co., Inc.	2.1
AT&T, Inc.	2.1
CenturyLink, Inc.	1.8
Chevron Corp.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2012)
Stocks	89.7
Consumer Discretionary	7.8
Consumer Staples	12.7
Energy	9.1
Financials	10.4
Health Care	10.8
Industrials	9.2
Information Technology	7.1
Materials	5.1
Telecommunication Services	8.0
Utilities	9.5
Equity-Linked Notes	6.3
Convertible Preferred Stock	0.4
Consumer Discretionary	0.1
Financials	0.3
Convertible Bonds	0.1
Other (a)	3.5

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

after the November 2012 elections. Internationally, European sovereign debt crises remain an overhang on equity markets. There is also yet no clarity on what kind of landing — hard or soft — China’s economy will experience, but, to date, China’s economic growth continues to decelerate. All that said, we believe the U.S. economy will continue to grow, albeit in the 1.5% to 2.0% range. We further expect corporate earnings growth to continue, though perhaps at a comparatively subdued pace, as shrinking margins may weigh on earnings in the next few quarters. Fears of a global financial meltdown spreading from Europe have subsided, and U.S. equity valuations, while higher than in the summer of 2011, were still below historical averages at the end of May 2012.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

6	Annual Report 2012

Columbia Dividend Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.50	1,019.55	5.57	5.50	1.09
Class B	1,000.00	1,000.00	1,039.20	1,016.00	9.18	9.07	1.80
Class C	1,000.00	1,000.00	1,039.90	1,015.75	9.43	9.32	1.85
Class I	1,000.00	1,000.00	1,045.70	1,021.80	3.27	3.23	0.64
Class R	1,000.00	1,000.00	1,041.10	1,018.40	6.74	6.66	1.32
Class R4	1,000.00	1,000.00	1,044.10	1,020.30	4.80	4.75	0.94
Class R5	1,000.00	1,000.00	1,044.40	1,021.70	3.37	3.34	0.66
Class W	1,000.00	1,000.00	1,041.90	1,019.30	5.82	5.76	1.14
Class Z	1,000.00	1,000.00	1,043.50	1,020.70	4.39	4.34	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Annual Report 2012	7

Columbia Dividend Opportunity Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 90.5%
Issuer	Shares	Value ($)

Consumer Discretionary 7.9%
Automobiles 0.1%

Ford Motor Co.(a)	254,222	2,684,583

Distributors 0.6%

Genuine Parts Co.(a)	387,035	24,383,205

Hotels, Restaurants & Leisure 1.2%

Carnival Corp.	374,091	12,004,580

McDonald’s Corp.	380,876	34,027,462

Total		46,032,042

Household Durables 0.8%

Leggett & Platt, Inc.(a)	1,157,201	24,058,209

Whirlpool Corp.	131,238	8,121,007

Total		32,179,216

Media 3.1%

Cinemark Holdings, Inc.(a)	1,253,044	28,895,195

Gannett Co., Inc.(a)	940,050	12,277,053

National CineMedia, Inc.(a)	1,858,147	25,066,403

Pearson PLC, ADR(a)	773,850	13,704,883

Regal Entertainment Group, Class A(a)	2,925,097	40,220,084

Total		120,163,618

Specialty Retail 2.1%

Foot Locker, Inc.	917,962	29,136,114

Limited Brands, Inc.(a)	783,300	34,747,188

RadioShack Corp.(a)	3,763,922	17,464,598

Total		81,347,900

Total Consumer Discretionary		306,790,564

Consumer Staples 12.7%
Beverages 1.7%

Coca-Cola Co. (The)	435,222	32,524,140

Diageo PLC, ADR	148,977	14,203,467

PepsiCo, Inc.(a)	287,818	19,528,452

Total		66,256,059

Food Products 2.7%

B&G Foods, Inc.(a)	1,452,739	34,981,955

ConAgra Foods, Inc.	609,906	15,339,136

Kraft Foods, Inc., Class A	560,351	21,444,633

Sara Lee Corp.	737,033	15,403,989

Unilever NV — NY Shares	565,161	17,723,449

Total		104,893,162

Household Products 2.1%

Kimberly-Clark Corp.(a)	384,617	30,519,359

Procter & Gamble Co. (The)	567,159	35,328,334

Common Stocks (continued)
Issuer	Shares	Value ($)

Reckitt Benckiser Group PLC	345,415	18,334,260

Total		84,181,953

Tobacco 6.2%

Altria Group, Inc.(a)	973,017	31,321,417

Lorillard, Inc.(a)	865,257	106,945,765

Philip Morris International, Inc.	987,785	83,477,711

Reynolds American, Inc.(a)	474,098	19,836,260

Total		241,581,153

Total Consumer Staples		496,912,327

Energy 9.2%
Energy Equipment & Services 0.5%

Diamond Offshore Drilling, Inc.(a)	304,939	17,741,351

Oil, Gas & Consumable Fuels 8.7%

Chevron Corp.	690,517	67,884,726

Enbridge Energy Management LLC(b)	57,216	36

Enbridge, Inc.(a)	2,219,909	87,531,012

Kinder Morgan Management LLC(b)	2,471	2

Newfield Exploration Co.(c)	1	30

Occidental Petroleum Corp.	217,077	17,207,694

Royal Dutch Shell PLC, ADR	1,616,589	100,519,504

Ship Finance International Ltd.(a)	595,176	9,219,276

Spectra Energy Corp.	749,442	21,516,480

TransCanada Corp.	451,868	18,490,438

Williams Companies, Inc. (The)(a)	565,321	17,259,250

Total		339,628,448

Total Energy		357,369,799

Financials 10.5%
Capital Markets 0.4%

New Mountain Finance Corp.(a)(d)	1,068,132	15,167,474

Commercial Banks 4.8%

Bank of Montreal	633,516	33,817,084

M&T Bank Corp.(a)	331,727	26,976,040

National Australia Bank Ltd.	310,434	6,789,767

Toronto-Dominion Bank (The)	335,900	25,652,683

U.S. Bancorp	1,582,191	49,221,962

Wells Fargo & Co.	1,436,591	46,042,741

Total		188,500,277

Diversified Financial Services 2.1%

Bank of America Corp.	2,622,739	19,277,132

JPMorgan Chase & Co.	1,883,685	62,444,158

Total		81,721,290

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 2.4%

Allstate Corp. (The)	586,614	19,909,679

Kemper Corp.	376,120	11,016,555

Marsh & McLennan Companies, Inc.	314,938	10,071,717

PartnerRe Ltd.	137,982	9,778,785

XL Group PLC	1,997,384	40,786,581

Total		91,563,317

Real Estate Investment Trusts (REITs) 0.6%

Weyerhaeuser Co.(a)	1,221,621	24,322,474

Thrifts & Mortgage Finance 0.2%

Capitol Federal Financial, Inc.	622,637	7,253,721

Total Financials		408,528,553

Health Care 10.9%
Health Care Equipment & Supplies 0.5%

Medtronic, Inc.	561,696	20,692,881

Pharmaceuticals 10.4%

Abbott Laboratories(a)	487,656	30,132,264

Bristol-Myers Squibb Co.	1,055,668	35,195,971

Eli Lilly & Co.	863,588	35,363,929

GlaxoSmithKline PLC, ADR	921,793	40,660,289

Johnson & Johnson(a)	857,491	53,533,163

Merck & Co., Inc.	2,109,617	79,279,407

Novartis AG, ADR	440,370	22,912,451

Pfizer, Inc.	4,918,560	107,568,907

Total		404,646,381

Total Health Care		425,339,262

Industrials 9.3%
Aerospace & Defense 1.4%

Honeywell International, Inc.	500,029	27,831,614

Lockheed Martin Corp.(a)	350,957	29,059,240

Total		56,890,854

Commercial Services & Supplies 1.8%

Deluxe Corp.(a)	818,552	18,924,922

Pitney Bowes, Inc.(a)	1,546,090	21,088,667

RR Donnelley & Sons Co.(a)	865,604	9,313,899

Waste Management, Inc.(a)	656,756	21,305,165

Total		70,632,653

Electrical Equipment 1.1%

Hubbell, Inc., Class B	538,128	42,469,062

Industrial Conglomerates 3.0%

General Electric Co.	6,146,110	117,329,240

Common Stocks (continued)
Issuer	Shares	Value ($)

Machinery 1.6%

Eaton Corp.	544,248	23,217,620

Harsco Corp.(a)	786,933	15,817,353

Illinois Tool Works, Inc.	393,198	22,078,068

Total		61,113,041

Trading Companies & Distributors 0.4%

Fly Leasing Ltd., ADR(a)	1,158,742	14,183,002

Total Industrials		362,617,852

Information Technology 7.2%
Computers & Peripherals 0.8%

Apple, Inc.(c)	27,954	16,149,864

Diebold, Inc.	363,890	13,467,569

Total		29,617,433

IT Services 0.2%

Paychex, Inc.	314,661	9,430,390

Semiconductors & Semiconductor Equipment 4.5%

Analog Devices, Inc.	540,081	19,642,746

Intel Corp.(a)	2,501,569	64,640,543

Maxim Integrated Products, Inc.	1,200,889	30,214,367

Microchip Technology, Inc.(a)	1,367,738	42,427,233

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,333,891	18,314,323

Total		175,239,212

Software 1.7%

Microsoft Corp.	2,218,756	64,765,488

Total Information Technology		279,052,523

Materials 5.1%
Chemicals 2.1%

Air Products & Chemicals, Inc.	229,394	18,131,302

Dow Chemical Co. (The)	59,889	1,860,152

Eastman Chemical Co.	104,016	4,842,985

EI du Pont de Nemours & Co.	762,627	36,804,379

Olin Corp.(a)	1,147,621	21,999,895

Total		83,638,713

Containers & Packaging 0.8%

Packaging Corp. of America	1,220,400	32,743,332

Metals & Mining 1.0%

Freeport-McMoRan Copper & Gold, Inc.	369,412	11,835,960

Nucor Corp.(a)	754,406	26,977,559

Total		38,813,519

Paper & Forest Products 1.2%

International Paper Co.(a)	883,362	25,794,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

MeadWestvaco Corp.	705,638	19,405,045

Total		45,199,215

Total Materials		200,394,779

Telecommunication Services 8.1%
Diversified Telecommunication Services 7.5%

AT&T, Inc.(a)	2,313,410	79,049,220

BCE, Inc.	771,453	30,773,260

BT Group PLC	4,079,766	12,971,599

CenturyLink, Inc.(a)	1,736,508	68,105,844

Deutsche Telekom AG, ADR(a)	1,142,414	11,269,914

Telefonica SA, ADR(a)	861,153	9,532,964

Telefonos de Mexico SAB de CV(a)	14,482,440	10,334,364

Telstra Corp., Ltd.	3,549,238	12,279,548

Verizon Communications, Inc.(a)	900,888	37,512,976

Vivendi SA(a)	1,175,828	18,988,089

Total		290,817,778

Wireless Telecommunication Services 0.6%

Vodafone Group PLC, ADR	891,702	23,888,697

Total Telecommunication Services		314,706,475

Utilities 9.6%
Electric Utilities 5.0%

American Electric Power Co., Inc.	727,079	27,999,812

Duke Energy Corp.(a)	1,227,489	26,980,208

Edison International	324,412	14,585,564

Northeast Utilities	196,798	7,086,696

Pepco Holdings, Inc.(a)	773,129	14,735,839

Pinnacle West Capital Corp.	319,141	15,759,183

PPL Corp.(a)	588,295	16,101,634

Progress Energy, Inc.	430,365	23,592,609

Southern Co. (The)	554,632	25,463,155

UIL Holdings Corp.(a)	148,397	5,017,303

Xcel Energy, Inc.	587,898	16,472,902

Total		193,794,905

Multi-Utilities 4.6%

Ameren Corp.	434,685	14,044,672

CH Energy Group, Inc.(a)	123,044	8,075,378

Consolidated Edison, Inc.	328,700	19,840,332

Dominion Resources, Inc.	272,596	14,191,348

DTE Energy Co.	277,741	15,784,021

National Grid PLC	1,833,532	18,367,958

NiSource, Inc.(a)	422,413	10,598,342

PG&E Corp.	605,596	26,464,545

Common Stocks (continued)
Issuer	Shares	Value ($)

Public Service Enterprise Group, Inc.	335,289	10,457,664

SCANA Corp.(a)	223,130	10,475,954

Sempra Energy	337,687	21,953,032

TECO Energy, Inc.	576,001	10,022,417

Total		180,275,663

Total Utilities		374,070,568

Total Common Stocks (Cost: $3,481,387,770)		3,525,782,702

Convertible Preferred Stocks 0.4%
Consumer Discretionary 0.1%
Automobiles 0.1%

General Motors Co., 4.750%(a)	136,513	5,025,385

Total Consumer Discretionary		5,025,385

Financials 0.3%
Insurance 0.3%

MetLife, Inc., 5.000%(a)	207,300	12,180,927

Total Financials		12,180,927

Total Convertible Preferred Stocks (Cost: $23,170,922)		17,206,312

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	3,024,000	2,158,380

Total Convertible Bonds (Cost: $3,024,000)			2,158,380

Equity-Linked Notes 6.4%
Deutsche Bank AG(e) Mandatory Exchangeable Notes
(linked to common stock of Caterpillar, Inc.) 08/03/12	5.380%	48,500	4,219,548

(linked to common stock of Eastman Chemical Co.) 08/03/12	4.930%	523,000	24,116,576

(linked to common stock of Ford Motor Co.) 08/03/12	7.320%	1,202,000	12,671,484

(linked to common stock of The Buckle, Inc.) 08/03/12	6.130%	154,000	6,061,440

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Equity-Linked Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)/ Shares	Value ($)

Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes
(linked to common stock of Apple, Inc.) 06/29/12	5.550%	38,076	18,083,157

Goldman Sachs Group, Inc. (The)(e) Mandatory Exchangeable Notes
(linked to common stock of Caterpillar, Inc.) 06/26/12	7.850%	88,790	7,880,528

(linked to common stock of Ford Motor Co.) 08/27/12	7.000%	629,330	6,680,395

(linked to common stock of Freeport-McMoRan Copper & Gold Inc.) 10/31/12	12.250%	218,360	7,115,029

(linked to common stock of Juniper Networks, Inc.) 06/26/12	13.100%	415,369	7,316,667

(linked to common stock of The Dow Eastman Chemical Co.) 10/24/12	3.500%	2,144,700	68,907,173

JPMorgan Chase & Co.(e) Mandatory Exchangeable Notes
(linked to common stock of Bank of America Corp.) 06/29/12	17.000%	1,561,890	9,590,005

(linked to common stock of Citigroup, Inc.) 06/29/12	14.550%	313,606	8,357,600

(linked to common stock of Halliburton Co.) 06/29/12	8.630%	889,416	26,869,257

(linked to common stock of Morgan Stanley) 06/29/12	19.700%	548,047	7,426,037

(linked to common stock of Occidental Petroleum Corp.) 06/29/12	7.900%	414,395	32,902,963

Total Equity-Linked Notes (Cost: $270,007,333)			248,197,859

Money Market Funds 3.5%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(d)(f)		135,287,671	135,287,671

Total Money Market Funds (Cost: $135,287,671)			135,287,671

Investments of Cash Collateral Received for Securities on Loan 18.0%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 1.2%
Antalis US Funding Corp.
06/07/12	0.310%	9,999,397	9,999,397

Atlantis One
08/01/12	0.662%	9,966,633	9,966,633
10/11/12	0.541%	4,986,275	4,986,275

Kells Funding LLC
06/04/12	0.501%	3,994,722	3,994,722
10/12/12	0.612%	11,962,994	11,962,994

Rheingold Securitization
06/25/12	0.550%	1,999,175	1,999,175

Working Capital Management Co., L.P.
06/04/12	0.240%	4,998,900	4,998,900

Total			47,908,096

Certificates of Deposit 9.7%
ABM AMRO Bank N.V.
06/21/12	0.400%	14,984,682	14,984,682
08/08/12	0.460%	14,982,387	14,982,387

Australia and New Zealand Bank Group, Ltd.
06/11/12	0.580%	11,000,000	11,000,000
08/16/12	0.620%	5,000,000	5,000,000

Bank of Nova Scotia
07/26/12	0.319%	15,000,000	15,000,000
10/18/12	0.330%	10,000,000	10,000,000

Banque et Caisse d’Epargne de l’Etat
06/15/12	0.430%	11,986,828	11,986,828

Barclays Bank PLC
07/18/12	0.280%	15,000,000	15,000,000

Branch Banking & Trust Corporation
07/12/12	0.420%	15,000,000	15,000,000

Credit Suisse
08/30/12	0.300%	10,000,000	10,000,000
11/08/12	0.399%	5,000,000	5,000,000

DZ Bank AG
07/27/12	0.320%	11,000,000	11,000,000

Deutsche Bank AG
09/14/12	0.750%	13,000,000	13,000,000
11/02/12	0.729%	10,000,000	10,000,000

FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
06/29/12	0.240%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/01/12	0.250%	15,000,000	15,000,000
06/25/12	0.240%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Mitsubishi UFJ Trust and Banking Corp.
10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	15,000,000	15,000,000
08/14/12	0.400%	5,000,000	5,000,000

N.V. Bank Nederlandse Gemeenten
06/29/12	0.260%	10,000,000	10,000,000

National Australia Bank
08/16/12	0.339%	10,000,000	10,000,000
10/29/12	0.298%	9,999,600	9,999,600

National Bank of Canada
11/09/12	0.299%	5,000,000	5,000,000

Natixis
06/05/12	0.250%	10,000,000	10,000,000

Nordea Bank AB
08/23/12	0.290%	10,000,000	10,000,000

Norinchukin Bank
08/21/12	0.390%	10,000,000	10,000,000
10/31/12	0.560%	4,000,000	4,000,000
11/09/12	0.519%	10,000,000	10,000,000

Rabobank
07/31/12	0.660%	5,000,000	5,000,000
10/26/12	0.515%	10,000,000	10,000,000

Standard Chartered Bank PLC
10/05/12	0.630%	13,955,308	13,955,308

Sumitomo Mitsui Banking Corp.
07/24/12	0.350%	10,000,000	10,000,000
10/11/12	0.500%	10,000,000	10,000,000
11/02/12	0.479%	8,000,000	8,000,000

Sumitomo Trust & Banking Co., Ltd.
09/17/12	0.470%	2,000,000	2,000,000
11/01/12	0.479%	10,000,000	10,000,000

Svenska Handelsbanken
09/13/12	0.490%	10,000,000	10,000,000

Total			379,908,805

Commercial Paper 4.4%
BTM Capital
06/08/12	0.340%	9,997,733	9,997,733

Caisse d’Amortissement de la Dette Sociale
07/19/12	0.471%	9,984,333	9,984,333

Caisse des Depots
08/31/12	0.360%	9,990,800	9,990,800

Credit Suisse
06/29/12	0.360%	9,989,800	9,989,800

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Development Bank of Singapore Ltd.
08/07/12	0.552%	14,958,979	14,958,979

DnB NOR
07/25/12	0.602%	4,984,833	4,984,833

Erste Abwicklungsanstalt
08/23/12	0.390%	9,989,925	9,989,925

Macquarie Bank Ltd.
10/19/12	0.980%	7,000,000	7,000,000

Mitsubishi UFJ Trust and Banking Corp.
09/04/12	0.441%	9,984,967	9,984,967

Nordea Bank AB
07/24/12	0.627%	11,962,083	11,962,083

Skandinaviska Enskilda Banken AB
06/15/12	0.330%	4,997,250	4,997,250
07/03/12	0.315%	9,994,662	9,994,662
07/17/12	0.300%	9,994,667	9,994,667

Suncorp Metway Ltd.
06/04/12	0.450%	9,992,125	9,992,125
06/05/12	0.460%	9,992,206	9,992,206
06/12/12	0.460%	4,995,975	4,995,975
06/13/12	0.450%	4,996,063	4,996,063

The Commonwealth Bank of Australia
08/16/12	0.299%	10,000,000	10,000,000

Westpac Securities NZ Ltd.
08/27/12	0.491%	5,986,526	5,986,526

Total			169,792,927

Repurchase Agreements 2.7%
Citibank NA
dated 05/31/12, matures 06/01/12, repurchase price $10,000,058(g)	0.210%	10,000,000	10,000,000

Citigroup Global Markets, Inc.
dated 05/31/12, matures 06/01/12, repurchase price $5,000,031(g)	0.220%	5,000,000	5,000,000

Deutsche Bank AG(g)
dated 05/29/12, matures 06/05/12, repurchase price $5,000,025	0.180%	5,000,000	5,000,000

dated 05/31/12, matures 06/01/12, repurchase price $19,379,477	0.220%	19,379,359	19,379,359

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Goldman Sachs & Co.
dated 05/31/12, matures 06/01/12, repurchase price $30,000,175(g)	0.210%	30,000,000	30,000,000

Mizuho Securities USA, Inc.
dated 05/31/12, matures 06/01/12, repurchase price $5,000,035(g)	0.250%	5,000,000	5,000,000

Natixis Financial Products, Inc.
dated 05/31/12, matures 06/01/12, repurchase price $5,000,0033(g)	0.240%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Societe Generale
dated 5/31/12, matures 6/01/12, repurchase price $25,000,146(g)	0.210%	25,000,000	25,000,000

Total			104,379,359

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $701,989,187)			701,989,187

Total Investments (Cost: $4,614,866,883)			4,630,622,111

Other Assets & Liabilities, Net			(735,175,778)

Net Assets			3,895,446,333

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $38, representing less than 0.01% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Enbridge Energy Management LLC	04/22/09	11

Kinder Morgan Management LLC	11/18/05	—

(c)	Non-income producing.

(d)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	71,616,156	1,577,316,389	(1,513,644,874)	—	135,287,671	145,699	135,287,671

New Mountain Finance Corp.	13,475,259	809,983	—	—	14,285,242	1,502,554	15,167,474

Total	85,091,415	1,578,126,372	(1,513,644,874)	—	149,572,913	1,648,253	150,455,145

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $230,114,702 or 5.91% of net assets.

(f)	The rate shown is the seven-day current annualized yield at May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	5,002,806

Fannie Mae REMICS	2,363,262

Ginnie Mae I Pool	2,833,932

Total Market Value of Collateral Securities	10,200,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	25,133

Fannie Mae REMICS	1,979,305

Fannie Mae-Aces	41,059

Freddie Mac Reference REMIC	11,036

Freddie Mac REMICS	2,518,595

Government National Mortgage Association	524,872

Total Market Value of Collateral Securities	5,100,000

Security Description	Value ($)
Deutsche Bank AG (0.180%)
Fannie Mae REMICS	827,388

Government National Mortgage Association	4,274,522

Total Market Value of Collateral Securities	5,101,910

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	19,259,470

Freddie Mac Non Gold Pool	507,476

Total Market Value of Collateral Securities	19,766,946

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	24,321,007

Ginnie Mae II Pool	6,278,993

Total Market Value of Collateral Securities	30,600,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	151,844

Fannie Mae Pool	11,733

Fannie Mae REMICS	2,570,190

Fannie Mae Whole Loan	177,263

FHLMC Structured Pass Through Securities	80,953

Freddie Mac Non Gold Pool	354,619

Freddie Mac REMICS	337,081

Ginnie Mae II Pool	1,416,317

Total Market Value of Collateral Securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	422,249

Fannie Mae REMICS	1,360,147

Fannie Mae-Aces	16,500

Freddie Mac Gold Pool	573,291

Freddie Mac REMICS	1,120,066

Government National Mortgage Association	1,115,994

United States Treasury Note/Bond	491,787

Total Market Value of Collateral Securities	5,100,034

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total Market Value of Collateral Securities	25,500,000

Abbreviation Legend

ADR	American Depositary Receipt

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	306,790,564	—	—	306,790,564

Consumer Staples	478,578,068	18,334,259	—	496,912,327

Energy	357,369,797	2	—	357,369,799

Financials	401,738,786	6,789,767	—	408,528,553

Health Care	425,339,262	—	—	425,339,262

Industrials	362,617,852	—	—	362,617,852

Information Technology	279,052,523	—	—	279,052,523

Materials	200,394,779	—	—	200,394,779

Telecommunication Services	270,467,238	44,239,237	—	314,706,475

Utilities	355,702,610	18,367,958	—	374,070,568

Convertible Preferred Stocks

Consumer Discretionary	5,025,385	—	—	5,025,385

Financials	12,180,927	—	—	12,180,927

Total Equity Securities	3,455,257,791	87,731,223	—	3,542,989,014

Bonds

Convertible Bonds	—	2,158,380	—	2,158,380

Total Bonds	—	2,158,380	—	2,158,380

Other

Equity-Linked Notes	—	248,197,859	—	248,197,859

Money Market Funds	135,287,671	—	—	135,287,671

Investments of Cash Collateral Received for Securities on Loan	—	701,989,187	—	701,989,187

Total Other	135,287,671	950,187,046	—	1,085,474,717

Total	3,590,545,462	1,040,076,649	—	4,630,622,111

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In ($)		Transfers Out ($)
Level 1	Level 2	Level 1	Level 2
20,088,178	0	0	20,088,178

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $3,763,304,783)	$3,778,177,779

Affiliated issuers (identified cost $149,572,913)	150,455,145

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $597,609,828)	597,609,828

Repurchase agreements (identified cost $104,379,359)	104,379,359

Total investments (identified cost $4,614,866,883)	4,630,622,111

Foreign currency (identified cost $1,481)	546

Receivable for:

Investments sold	3,873,226

Capital shares sold	8,282,702

Dividends	16,818,063

Interest	736,618

Reclaims	502,202

Total assets	4,660,835,468

Liabilities

Disbursements in excess of cash	3,288

Due upon return of securities on loan	701,989,187

Payable for:

Investments purchased	59,292,908

Capital shares purchased	3,338,502

Investment management fees	58,871

Distribution fees	23,772

Transfer agent fees	393,017

Administration fees	5,272

Plan administration fees	871

Compensation of board members	64,899

Other expenses	218,548

Total liabilities	765,389,135

Net assets applicable to outstanding capital stock	$3,895,446,333

Represented by

Paid-in capital	$4,160,994,975

Undistributed net investment income	22,123,653

Accumulated net realized loss	(303,391,681)

Unrealized appreciation (depreciation) on:

Investments	15,755,228

Foreign currency translations	(35,842)

Total — representing net assets applicable to outstanding capital stock	$3,895,446,333

* Value of securities on loan	$683,658,540

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$2,660,013,179

Shares outstanding	326,878,099

Net asset value per share	$8.14

Maximum offering price per share(a)	$8.64

Class B

Net assets	$56,776,231

Shares outstanding	7,028,984

Net asset value per share	$8.08

Class C

Net assets	$143,150,492

Shares outstanding	17,838,301

Net asset value per share	$8.02

Class I

Net assets	$306,300,765

Shares outstanding	37,505,365

Net asset value per share	$8.17

Class R

Net assets	$5,365,250

Shares outstanding	659,244

Net asset value per share	$8.14

Class R4

Net assets	$3,655,622

Shares outstanding	447,657

Net asset value per share	$8.17

Class R5

Net assets	$30,818,720

Shares outstanding	3,770,988

Net asset value per share	$8.17

Class W

Net assets	$18,329,949

Shares outstanding	2,248,422

Net asset value per share	$8.15

Class Z

Net assets	$671,036,125

Shares outstanding	82,227,578

Net asset value per share	$8.16

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Dividend Opportunity Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended June 30, 2011
Net investment income
Income:
Dividends	$126,169,773	$87,147,212
Interest	103,900	92,022
Dividends from affiliates	1,648,253	91,175
Income from securities lending — net	3,234,040	1,339,514
Foreign taxes withheld	(3,176,054)	(1,982,265)

Total income	127,979,912	86,687,658

Expenses:
Investment management fees	16,009,390	11,101,095
Distribution fees
Class A	5,005,889	3,283,855
Class B	487,813	620,403
Class C	809,770	336,200
Class R	9,215	1,547
Class R3	—	2
Class W	43,337	30,434
Transfer agent fees
Class A	3,569,846	2,116,055
Class B	84,474	104,602
Class C	146,424	53,292
Class R	3,102	443
Class R3	—	1
Class R4	1,008	300
Class R5	2,280	1,472
Class W	34,443	18,508
Class Z	641,240	49,441
Administration fees	1,436,783	911,737
Plan administration fees
Class R	—	98
Class R3	—	2
Class R4	8,685	7,141
Compensation of board members	44,586	36,007
Custodian fees	38,391	30,660
Printing and postage fees	158,759	121,000
Registration fees	409,063	194,524
Professional fees	60,860	42,228
Other	154,727	103,573

Total expenses	29,160,085	19,164,620
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(66,343)
Expense reductions	(60)	—

Total net expenses	29,160,025	19,098,277

Net investment income	98,819,887	67,589,381

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(99,526,590)	372,115,413
Foreign currency translations	154,702	157,452
Forward foreign currency exchange contracts	(268,776)	(67,768)
Futures contracts	—	(194,690)

Net realized gain (loss)	(99,640,664)	372,010,407
Net change in unrealized appreciation (depreciation) on:
Investments	71,523,776	28,242,054
Foreign currency translations	(38,347)	(12,782)

Net change in unrealized appreciation	71,485,429	28,229,272

Net realized and unrealized gain (loss)	(28,155,235)	400,239,679

Net increase in net assets resulting from operations	$70,664,652	$467,829,060

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended June 30, 2011(b)	Year Ended June 30, 2010
Operations

Net investment income	$98,819,887	$67,589,381	$42,539,922

Net realized gain (loss)	(99,640,664)	372,010,407	(38,198,736)

Net change in unrealized appreciation	71,485,429	28,229,272	182,612,833

Net increase in net assets resulting from operations	70,664,652	467,829,060	186,954,019

Distributions to shareholders:

Net investment income
Class A	(56,061,902)	(50,517,078)	(36,972,037)
Class B	(1,035,015)	(1,810,923)	(2,385,309)
Class C	(1,812,467)	(1,117,265)	(659,101)
Class I	(8,504,857)	(8,262,546)	(7,816,553)
Class R	(45,314)	(11,894)	(1,594)
Class R3	—	—	(168)
Class R4	(100,221)	(112,578)	(24,292)
Class R5	(783,518)	(603,205)	(18,218)
Class W	(469,006)	(518,097)	(150)
Class Z	(10,138,155)	(1,894,714)	—

Total distributions to shareholders	(78,950,455)	(64,848,300)	(47,877,422)

Increase (decrease) in net assets from share transactions	1,737,143,730	622,570,675	(57,562,874)

Total increase in net assets	1,728,857,927	1,025,551,435	81,513,723

Net assets at beginning of year	2,166,588,406	1,141,036,971	1,059,523,248

Net assets at end of year	$3,895,446,333	$2,166,588,406	$1,141,036,971

Undistributed net investment income	$22,123,653	$2,872,478	$812,822

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended June 30, 2011(b)		Year Ended June 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	184,684,283	1,478,795,600	84,515,439	648,386,874	27,602,275	183,587,383

Distributions reinvested	6,490,838	50,891,437	5,675,131	44,201,713	5,081,914	34,216,977

Redemptions	(60,369,284)	(493,399,676)	(34,084,499)	(262,937,407)	(35,015,297)	(232,561,323)

Net increase (decrease)	130,805,837	1,036,287,361	56,106,071	429,651,180	(2,331,108)	(14,756,963)

Class B shares

Subscriptions	1,916,158	15,209,196	1,342,518	10,218,792	1,594,059	10,595,310

Distributions reinvested	128,223	990,469	223,852	1,720,622	340,535	2,276,984

Redemptions(c)	(2,977,020)	(24,060,398)	(4,476,210)	(31,560,694)	(7,661,690)	(48,035,975)

Net decrease	(932,639)	(7,860,733)	(2,909,840)	(19,621,280)	(5,727,096)	(35,163,681)

Class C shares

Subscriptions	12,643,174	101,660,828	3,547,175	27,862,312	1,237,051	8,276,451

Distributions reinvested	187,328	1,462,102	113,277	874,555	84,988	567,193

Redemptions	(1,352,044)	(10,810,412)	(718,843)	(5,422,083)	(576,761)	(3,801,810)

Net increase	11,478,458	92,312,518	2,941,609	23,314,784	745,278	5,041,834

Class I shares

Subscriptions	19,223,922	151,020,209	4,518,823	36,927,199	1,610,641	10,954,071

Distributions reinvested	1,090,679	8,504,508	1,064,246	8,262,059	1,158,749	7,816,109

Redemptions	(10,692,351)	(86,064,546)	(3,897,995)	(29,839,463)	(5,008,852)	(33,633,482)

Net increase (decrease)	9,622,250	73,460,171	1,685,074	15,349,795	(2,239,462)	(14,863,302)

Class R shares

Subscriptions	673,579	5,607,470	27,606	217,580	30,476	215,643

Distributions reinvested	3,469	28,706	250	1,936	—	—

Redemptions	(73,538)	(619,554)	(3,191)	(25,165)	(60)	(425)

Net increase	603,510	5,016,622	24,665	194,351	30,416	215,218

Class R3 shares

Redemptions	—	—	(653)	(4,419)	—	—

Net decrease	—	—	(653)	(4,419)	—	—

Class R4 shares

Subscriptions	117,081	942,580	385,395	2,940,981	146,824	940,655

Distributions reinvested	12,932	100,221	14,334	112,557	3,602	24,292

Redemptions	(137,380)	(1,132,156)	(174,755)	(1,352,926)	(8,106)	(53,283)

Net increase (decrease)	(7,367)	(89,355)	224,974	1,700,612	142,320	911,664

Class R5 shares

Subscriptions	1,447,427	11,678,913	2,705,328	20,486,150	159,578	1,101,336

Distributions reinvested	3,730	28,976	6,057	46,746	2,232	15,349

Redemptions	(267,655)	(2,189,678)	(276,853)	(2,198,716)	(9,509)	(64,329)

Net increase	1,183,502	9,518,211	2,434,532	18,334,180	152,301	1,052,356

Class W shares

Subscriptions	678,152	5,435,233	3,115,346	23,638,094	—	—

Distributions reinvested	60,726	468,892	64,569	517,928	—	—

Redemptions	(1,043,789)	(8,224,884)	(627,150)	(5,106,361)	—	—

Net increase (decrease)	(304,911)	(2,320,759)	2,552,765	19,049,661	—	—

Class Z shares

Subscriptions	74,130,372	601,091,480	16,950,031	137,206,053	—	—

Distributions reinvested	1,074,863	8,529,798	142,462	1,156,671	—	—

Redemptions	(9,612,501)	(78,801,584)	(457,649)	(3,760,913)	—	—

Net increase	65,592,734	530,819,694	16,634,844	134,601,811	—	—

Total net increase (decrease)	218,041,374	1,737,143,730	79,694,041	622,570,675	(9,227,351)	(57,562,874)

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended June 30,
Class A	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.31		$6.31	$5.58	$7.72	$9.65	$7.83

Income from investment operations:

Net investment income	0.26		0.31	0.23	0.25	0.30	0.26

Net realized and unrealized gain (loss)	(0.22)		1.98	0.76	(2.10)	(1.96)	1.81

Total from investment operations	0.04		2.29	0.99	(1.85)	(1.66)	2.07

Less distributions to shareholders:

Net investment income	(0.21)		(0.29)	(0.26)	(0.29)	(0.27)	(0.25)

Total distributions to shareholders	(0.21)		(0.29)	(0.26)	(0.29)	(0.27)	(0.25)

Net asset value, end of period	$8.14		$8.31	$6.31	$5.58	$7.72	$9.65

Total return	0.58%		36.74%	17.60%	(23.98%)	(17.46%)	26.66%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%	(c)	1.16%	1.20%	1.13%	1.11%	1.15%

Net expenses after fees waived or expenses reimbursed(d)	1.08%	(c)(e)	1.16%	1.16%	1.03%	1.11%	1.15%

Net investment income	3.49%	(c)(e)	4.01%	3.51%	4.23%	3.31%	3.15%

Supplemental data

Net assets, end of period (in thousands)	$2,660,013		$1,630,280	$883,208	$793,421	$1,166,836	$1,452,871

Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class B	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.26	$6.27	$5.54	$7.67	$9.59	$7.78

Income from investment operations:

Net investment income	0.20	0.27	0.18	0.21	0.22	0.19

Net realized and unrealized gain (loss)	(0.22)	1.95	0.76	(2.10)	(1.94)	1.80

Total from investment operations	(0.02)	2.22	0.94	(1.89)	(1.72)	1.99

Less distributions to shareholders:

Net investment income	(0.16)	(0.23)	(0.21)	(0.24)	(0.20)	(0.18)

Total distributions to shareholders	(0.16)	(0.23)	(0.21)	(0.24)	(0.20)	(0.18)

Net asset value, end of period	$8.08	$8.26	$6.27	$5.54	$7.67	$9.59

Total return	(0.14%)	35.72%	16.79%	(24.60%)	(18.15%)	25.76%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.83%(c)	1.92%	1.96%	1.89%	1.87%	1.91%

Net expenses after fees waived or expenses reimbursed(d)	1.83%(c)(e)	1.91%	1.92%	1.79%	1.87%	1.91%

Net investment income	2.68%(c)(e)	3.50%	2.73%	3.45%	2.48%	2.38%

Supplemental data

Net assets, end of period (in thousands)	$56,776	$65,777	$68,145	$91,922	$171,163	$303,235

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class C	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.22	$6.25	$5.53	$7.65	$9.57	$7.77

Income from investment operations:

Net investment income	0.20	0.25	0.18	0.20	0.23	0.19

Net realized and unrealized gain (loss)	(0.23)	1.96	0.76	(2.07)	(1.95)	1.79

Total from investment operations	(0.03)	2.21	0.94	(1.87)	(1.72)	1.98

Less distributions to shareholders:

Net investment income	(0.17)	(0.24)	(0.22)	(0.25)	(0.20)	(0.18)

Total distributions to shareholders	(0.17)	(0.24)	(0.22)	(0.25)	(0.20)	(0.18)

Net asset value, end of period	$8.02	$8.22	$6.25	$5.53	$7.65	$9.57

Total return	(0.25%)	35.71%	16.77%	(24.51%)	(18.15%)	25.74%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.84%(c)	1.91%	1.95%	1.88%	1.87%	1.91%

Net expenses after fees waived or expenses reimbursed(d)	1.84%(c)(e)	1.90%	1.91%	1.78%	1.87%	1.91%

Net investment income	2.76%(c)(e)	3.26%	2.77%	3.46%	2.56%	2.40%

Supplemental data

Net assets, end of period (in thousands)	$143,150	$52,281	$21,354	$14,770	$21,336	$25,822

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class I	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.34	$6.32	$5.59	$7.73	$9.67	$7.85

Income from investment operations:

Net investment income	0.29	0.35	0.26	0.27	0.33	0.30

Net realized and unrealized gain (loss)	(0.23)	1.99	0.76	(2.10)	(1.97)	1.80

Total from investment operations	0.06	2.34	1.02	(1.83)	(1.64)	2.10

Less distributions to shareholders:

Net investment income	(0.23)	(0.32)	(0.29)	(0.31)	(0.30)	(0.28)

Total distributions to shareholders	(0.23)	(0.32)	(0.29)	(0.31)	(0.30)	(0.28)

Net asset value, end of period	$8.17	$8.34	$6.32	$5.59	$7.73	$9.67

Total return	0.90%	37.51%	18.06%	(23.66%)	(17.19%)	27.07%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.66%(c)	0.75%	0.75%	0.66%	0.72%	0.76%

Net expenses after fees waived or expenses reimbursed(d)	0.66%(c)	0.75%	0.72%	0.66%	0.72%	0.76%

Net investment income	3.90%(c)	4.58%	3.94%	4.60%	3.70%	3.58%

Supplemental data

Net assets, end of period (in thousands)	$306,301	$232,481	$165,701	$158,905	$196,678	$241,945

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class R	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$8.33	$6.32	$5.59	$7.67

Income from investment operations:

Net investment income	0.25	0.29	0.25	0.23

Net realized and unrealized gain (loss)	(0.24)	1.99	0.72	(2.03)

Total from investment operations	0.01	2.28	0.97	(1.80)

Less distributions to shareholders:

Net investment income	(0.20)	(0.27)	(0.24)	(0.28)

Total distributions to shareholders	(0.20)	(0.27)	(0.24)	(0.28)

Net asset value, end of period	$8.14	$8.33	$6.32	$5.59

Total return	0.31%	36.53%	17.19%	(23.53%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.32%(d)	1.42%	1.58%	1.46%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.32%(d)(f)	1.42%	1.51%	1.33%(d)

Net investment income	3.36%(d)(f)	3.79%	3.76%	4.23%(d)

Supplemental data

Net assets, end of period (in thousands)	$5,365	$464	$196	$4

Portfolio turnover	28%	105%	23%	21%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class R4	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.34	$6.33	$5.59	$7.74	$9.67	$7.85

Income from investment operations:

Net investment income	0.27	0.32	0.24	0.27	0.33	0.27

Net realized and unrealized gain (loss)	(0.23)	1.99	0.77	(2.11)	(1.95)	1.81

Total from investment operations	0.04	2.31	1.01	(1.84)	(1.62)	2.08

Less distributions to shareholders:

Net investment income	(0.21)	(0.30)	(0.27)	(0.31)	(0.31)	(0.26)

Total distributions to shareholders	(0.21)	(0.30)	(0.27)	(0.31)	(0.31)	(0.26)

Net asset value, end of period	$8.17	$8.34	$6.33	$5.59	$7.74	$9.67

Total return	0.68%	36.95%	17.90%	(23.86%)	(17.00%)	26.75%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.94%(c)	1.01%	1.06%	0.96%	1.02%	1.03%

Net expenses after fees waived or expenses reimbursed(d)	0.94%(c)	1.01%	1.02%	0.75%	0.76%	1.02%

Net investment income	3.60%(c)	4.05%	3.65%	4.50%	3.62%	3.29%

Supplemental data

Net assets, end of period (in thousands)	$3,656	$3,795	$1,456	$490	$884	$1,328

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class R5	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$8.34	$6.33	$5.59	$7.67

Income from investment operations:

Net investment income	0.29	0.32	0.28	0.26

Net realized and unrealized gain (loss)	(0.23)	2.01	0.75	(2.03)

Total from investment operations	0.06	2.33	1.03	(1.77)

Less distributions to shareholders:

Net investment income	(0.23)	(0.32)	(0.29)	(0.31)

Total distributions to shareholders	(0.23)	(0.32)	(0.29)	(0.31)

Net asset value, end of period	$8.17	$8.34	$6.33	$5.59

Total return	0.89%	37.27%	18.20%	(23.10%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.67%(d)	0.75%	0.82%	0.72%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.67%(d)	0.75%	0.78%	0.72%(d)

Net investment income	3.88%(d)	3.95%	4.05%	4.85%(d)

Supplemental data

Net assets, end of period (in thousands)	$30,819	$21,589	$968	$4

Portfolio turnover	28%	105%	23%	21%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class W	2012(a)	2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.33	$6.32	$5.59	$7.73	$9.67	$8.80

Income from investment operations:

Net investment income	0.25	0.27	0.23	0.25	0.29	0.25

Net realized and unrealized gain (loss)	(0.23)	2.04	0.76	(2.10)	(1.97)	0.81

Total from investment operations	0.02	2.31	0.99	(1.85)	(1.68)	1.06

Less distributions to shareholders:

Net investment income	(0.20)	(0.30)	(0.26)	(0.29)	(0.26)	(0.19)

Total distributions to shareholders	(0.20)	(0.30)	(0.26)	(0.29)	(0.26)	(0.19)

Net asset value, end of period	$8.15	$8.33	$6.32	$5.59	$7.73	$9.67

Total return	0.38%	36.95%	17.55%	(24.01%)	(17.58%)	12.15%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.11%(d)	1.14%	1.18%	1.09%	1.16%	1.19%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11%(d)(f)	1.14%	1.18%	1.09%	1.16%	1.19%(d)

Net investment income	3.42%(d)(f)	3.36%	3.49%	4.18%	3.27%	2.97%(d)

Supplemental data

Net assets, end of period (in thousands)	$18,330	$21,260	$4	$3	$4	$5

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from December 1, 2006 (commencement of operations) to June 30, 2007.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

Class Z	Year Ended May 31, 2012(a)	Year Ended June 30, 2011(b)
Per share data

Net asset value, beginning of period	$8.34	$7.20

Income from investment operations:

Net investment income	0.28	0.24

Net realized and unrealized gain (loss)	(0.24)	1.14

Total from investment operations	0.04	1.38

Less distributions to shareholders:

Net investment income	(0.22)	(0.24)

Total distributions to shareholders	(0.22)	(0.24)

Net asset value, end of period	$8.16	$8.34

Total return	0.65%	19.28%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.84%(d)	0.87%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.84%(d)	0.87%(d)

Net investment income	3.79%(d)	3.98%(d)

Supplemental data

Net assets, end of period (in thousands)	$671,036	$138,659

Portfolio turnover	28%	105%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Dividend Opportunity Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from June 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

At August 27, 2010, all Class R3 shares were liquidated. On this date, Columbia Management Investment Advisers, LLC owned 100% of the shares.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

32	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2012	33

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(268,776)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	2

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield

34	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and

Annual Report 2012	35

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.610% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $167,221 and $1,359,058 for the period ended May 31, 2012 and the year ended June 30, 2011, respectively. The annualized effective management fee rate for the period ended May 31, 2012 and for the year ended June 30, 2011 was 0.57% and 0.66%, respectively, of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA and an increase to the management fee rate payable to the Investment Manager at all or most asset levels such that the rate declines from 0.66% to 0.49% as the Fund’s net assets increase. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and became effective on July 1, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended May 31, 2012 and for the year ended June 30, 2011 was 0.05% and 0.06%, respectively, of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended June 30, 2011, other expenses paid to this company were $10,828 and $0, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

36	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period July 1, 2011 to May 31, 2012 and the year ended June 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012 (%)	Year Ended June 30, 2011 (%)
Class A	0.18	0.16
Class B	0.17	0.17
Class C	0.18	0.16
Class R	0.17	0.14
Class R4	0.03	0.01
Class R5	0.01	0.01
Class W	0.20	0.15
Class Z	0.18	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, these minimum account balance fees reduced total expenses by $60. For the year ended June 30, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,355 and $966 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,342,500 for Class A, $16,698 for Class B and $18,550 for Class C shares for the period ended May 31, 2012, and $1,539,298 for Class A, $34,718 for Class B and $2,401 for Class C shares for the year ended June 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective September 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through August 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.83
Class R	1.43
Class R4	1.13
Class R5	0.88
Class W	1.18
Class Z	0.93

Annual Report 2012	37

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Prior to September 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.90
Class C	1.90
Class I	0.75
Class R	1.55
Class R4	1.05
Class R5	0.80
Class W	1.20
Class Z	0.94

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(618,257)
Accumulated net realized loss	618,257
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Ordinary income	$78,950,455	$64,848,300	$47,877,422

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,210,294
Undistributed accumulated long-term gain	—
Accumulated realized loss	(298,448,994)
Unrealized appreciation	10,690,058

At May 31, 2012, the cost of investments for federal income tax purposes was $4,619,837,775 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$204,147,722
Unrealized depreciation	$(193,363,386)
Net unrealized appreciation	$10,784,336

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	36,972,874
2018	165,774,622
Unlimited short-term	29,857,336
Unlimited long-term	11,786,298
Total	244,391,130

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

38	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $54,057,864 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,576,070,440 and $831,873,581, respectively, for the year ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $683,658,540 were on loan, secured by cash collateral of $701,989,187 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 41.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility

Annual Report 2012	39

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

40	Annual Report 2012

Columbia Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Dividend Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	41

Columbia Dividend Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May, 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	85.94%
Dividends Received Deduction for corporations	70.97%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

42	Annual Report 2012

Columbia Dividend Opportunity Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	43

Columbia Dividend Opportunity Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

44	Annual Report 2012

Columbia Dividend Opportunity Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	45

Columbia Dividend Opportunity Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

46	Annual Report 2012

Columbia Dividend Opportunity Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008

Annual Report 2012	47

Columbia Dividend Opportunity Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

48	Annual Report 2012

Columbia Dividend Opportunity Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	49

Columbia Dividend Opportunity Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

50	Annual Report 2012

Columbia Dividend Opportunity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2012	51

Columbia Dividend Opportunity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

52	Annual Report 2012

Columbia Dividend Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	53

Columbia Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, or go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6341 AH (7/12)

Annual Report May 31, 2012

Columbia Flexible Capital Income Fund

Columbia Flexible Capital Income Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Flexible Capital Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Flexible Capital Income Fund

Performance Overview

Performance Summary

>	From its inception on July 28, 2011 through May 31, 2012, Columbia Flexible Capital Income Fund (the fund) Class A shares returned 4.97% excluding sales charges.

>	The Barclays U.S. Aggregate Bond Index and the Blended Index returned 6.38% and 1.52%, respectively, for the same time period.

>	In a volatile environment, the fund’s emphasis on high quality, dividend-paying stocks and generously yielding corporate bonds and convertible securities helped performance.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	Life cumulative
Class A
Excluding Sales Charges	07/28/11	4.97
Including Sales Charges		-1.06
Class C
Excluding Sales Charges	07/28/11	4.27
Including Sales Charges		3.27
Class I	07/28/11	5.14
Class R	07/28/11	4.64
Class W	07/28/11	4.92
Class Z	07/28/11	5.09
Barclays U.S. Aggregate Bond Index		6.38
Blended Index		1.52

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Barclays U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

The Blended Index, established by the Investment Manager, is comprised of one-third each of the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Barclays U.S. Convertibles Composite Index which includes all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Flexible Capital Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance

Portfolio Management

David L. King, CFA

Yan Jin

For the period from the fund’s inception on July 28, 2011 through May 31, 2012, the fund’s Class A shares returned 4.97% without sales charge. The Barclays U.S. Aggregate Bond Index returned 6.38% for the same period. The Blended Index, returned 1.52% for the same period. The fund’s emphasis on higher quality, high dividend stocks helped performance, which also was aided by good results from better-yielding corporate bonds and convertible securities. However, exposure to investments vulnerable to falling natural gas prices held back results.

A Shifting Economic Climate

Early in the period, Europe’s debt problems dominated world headlines, U.S. economic news was lackluster and job growth was disappointing. The pace of both economic and job growth picked up early in 2012, but disappointed again as the period wore on. Even though more than a million new jobs were added to the labor markets, the pace of job growth slowed markedly in April and May. Economic growth, as measured by gross domestic product, slipped to 1.9% in the first quarter and expectations for second quarter growth are no higher. Manufacturing activity continued to expand — the one consistent bright spot throughout this recovery. And the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Good Results from Yield-Oriented Investments

During a volatile period in the capital markets, the fund’s emphasis on dividend-paying stocks of large, financially sound companies helped results, notably in traditionally defensive sectors such as utilities and consumer staples. In the utilities group, Sempra Energy, a regulated San Diego electric utility, was the top contributor to performance, which also was helped by NextEra Energy, a Florida-based company, and Michigan-based CMS Energy. Similarly, a position in telecommunications provider Verizon Communications helped. Its share price appreciated strongly at the same time that it paid healthy dividends. Among consumer staples stock holdings, top performers included paper-products company Kimberly-Clark and tobacco company Philip Morris International. As investors anticipated a recovery in the housing market, housing-related investments returned to favor during the period. The fund’s selections in housing-related securities aided returns, led by the stock of retailer Home Depot and the convertible security of conservatively-managed home builder Lennar.

The fund’s emphasis on credit-sensitive convertible securities also had a positive impact on results. A significant contributor from this group was the convertible preferred of Bank of America. We made money on the security by averaging down into price weakness early in the fiscal year, buying when the security yielded over 9%. The fund also found opportunities in better-yielding bonds that we believed had low default risk. Leading performers included the bonds of Ford Motor Credit, which were upgraded from a high-yield to an investment-grade rating during the period, as well as the bonds of telecommunications services company Qwest Communications and airline leasing company International Lease Finance Corp.

Falling Natural Gas Prices Resulted in Disappointments

The fund experienced disappointments from the convertible securities of two companies hurt by falling natural gas prices. Chesapeake Energy, a natural gas exploration and production company, saw exploration activity soften, while James River Coal (position eliminated) experienced weakened demand because of the lower prices of gas. At the same time, the debt crisis in Europe hurt the

4	Annual Report 2012

Columbia Flexible Capital Income Fund

Manager Discussion of Fund Performance (continued)

performance of the bond of Wind Acquisition Finance, an international wireless service provider affected by concerns about its exposure to Italy. Other poorer-performing investments included the convertible security of truck manufacturer Navistar (position eliminated), which experienced problems in the development of a new engine, and stock of trash removal company Republic Services, whose business was slow to recover in a period of lackluster economic growth.

Looking Ahead

We focus on finding what we believe are financially solid companies in healthy industries and then searching for good values and attractive dividends in their securities, whether stocks, bonds or convertibles. Although we do not make top-down sector or asset class allocation decisions based on economic trends, we do think the financial markets will continue to be volatile and heavily influenced by events in Europe. In this environment, we think an income-oriented strategy such as ours has the potential to do well.

Top Ten Holdings (%) (at May 31, 2012)
Dendreon Corp. 2.875% 2016	1.9
Occidental Petroleum Corp.	1.8
Verizon Communications, Inc.	1.7
Sprint Nextel Corp. 9.000% 2018	1.6
BlackRock, Inc.	1.6
Avis Budget Car Rental LLC/Finance, Inc. 9.750% 2020	1.6
Visteon Corp. 6.750% 2019	1.6
Qwest Corp. 6.750% 2021	1.6
Analog Devices, Inc.	1.6
Merck & Co., Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2012)
Stocks	38.4
Consumer Discretionary	2.0
Consumer Staples	3.1
Energy	3.1
Financials	7.2
Health Care	4.0
Industrials	4.9
Information Technology	6.3
Materials	2.9
Telecommunication Services	1.7
Utilities	3.2
Convertible Preferred Stocks	8.4
Consumer Discretionary	0.7
Energy	0.6
Financials	5.1
Industrials	1.0
Utilities	1.0
Corporate Bonds & Notes	27.7
Convertible Bonds	22.0
Other(a)	3.5

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Flexible Capital Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.20	1,019.45	5.73	5.60	1.11
Class C	1,000.00	1,000.00	1,062.10	1,015.70	9.59	9.37	1.86
Class I	1,000.00	1,000.00	1,067.70	1,021.30	3.83	3.74	0.74
Class R	1,000.00	1,000.00	1,064.70	1,018.15	7.07	6.91	1.37
Class W	1,000.00	1,000.00	1,067.00	1,019.50	5.68	5.55	1.10
Class Z	1,000.00	1,000.00	1,067.20	1,020.65	4.50	4.39	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia Flexible Capital Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 38.4%
Issuer	Shares	Value ($)

Consumer Discretionary 2.0%
Hotels, Restaurants & Leisure 1.0%

Darden Restaurants, Inc.	19,200	993,216

Specialty Retail 1.0%

Home Depot, Inc. (The)	19,700	971,998

Total Consumer Discretionary		1,965,214

Consumer Staples 3.1%
Food Products 1.0%

Kellogg Co.	18,800	917,064

Household Products 1.1%

Kimberly-Clark Corp.	13,400	1,063,290

Tobacco 1.0%

Philip Morris International, Inc.	11,250	950,737

Total Consumer Staples		2,931,091

Energy 3.1%
Oil, Gas & Consumable Fuels 3.1%

Chevron Corp.	13,900	1,366,509

Occidental Petroleum Corp.	20,500	1,625,035

Total		2,991,544

Total Energy		2,991,544

Financials 7.2%
Capital Markets 2.5%

Ares Capital Corp.	60,500	912,945

BlackRock, Inc.	8,800	1,503,040

Total		2,415,985

Commercial Banks 1.7%

Cullen/Frost Bankers, Inc.	16,800	955,752

Huntington Bancshares, Inc.	110,000	719,400

Total		1,675,152

Diversified Financial Services 0.9%

JPMorgan Chase & Co.	26,500	878,475

Insurance 2.1%

Chubb Corp. (The)	14,400	1,037,808

Travelers Companies, Inc. (The)	15,000	937,350

Total		1,975,158

Total Financials		6,944,770

Health Care 4.0%
Pharmaceuticals 4.0%

Johnson & Johnson	22,800	1,423,404

Merck & Co., Inc.	38,500	1,446,830

Common Stocks (continued)
Issuer	Shares	Value ($)

Pfizer, Inc.	44,700	977,589

Total		3,847,823

Total Health Care		3,847,823

Industrials 4.9%
Aerospace & Defense 1.0%

Raytheon Co.	18,800	946,016

Commercial Services & Supplies 1.0%

Republic Services, Inc.	37,000	975,320

Industrial Conglomerates 1.0%

General Electric Co.	49,500	944,955

Machinery 0.9%

Stanley Black & Decker, Inc.	14,000	927,500

Road & Rail 1.0%

CSX Corp.	46,000	960,940

Total Industrials		4,754,731

Information Technology 6.3%
Computers & Peripherals 1.0%

Diebold, Inc.	25,500	943,755

IT Services 1.5%

Automatic Data Processing, Inc.	27,500	1,434,125

Semiconductors & Semiconductor Equipment 2.9%

Analog Devices, Inc.	40,000	1,454,800

Intel Corp.	52,900	1,366,936

Total		2,821,736

Software 0.9%

Microsoft Corp.	30,400	887,376

Total Information Technology		6,086,992

Materials 2.9%
Chemicals 1.9%

Dow Chemical Co. (The)	30,500	947,330

EI du Pont de Nemours & Co.	18,600	897,636

Total		1,844,966

Containers & Packaging 1.0%

Packaging Corp. of America	33,400	896,122

Total Materials		2,741,088

Telecommunication Services 1.7%
Diversified Telecommunication Services 1.7%

Verizon Communications, Inc.	38,100	1,586,484

Total Telecommunication Services		1,586,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 3.2%
Electric Utilities 1.1%

NextEra Energy, Inc.	16,200	1,058,508

Multi-Utilities 2.1%

CMS Energy Corp.	45,100	1,050,830

Sempra Energy	15,400	1,001,154

Total		2,051,984

Total Utilities		3,110,492

Total Common Stocks (Cost: $36,697,732)		36,960,229

Convertible Preferred Stocks 8.4%
Consumer Discretionary 0.7%
Auto Components 0.7%

Goodyear Tire & Rubber Co., (The), 5.875%	17,200	691,225

Total Consumer Discretionary		691,225

Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%

Apache Corp., 6.000%	8,800	421,850

Chesapeake Energy Corp., 5.000%	1,000	68,500

Chesapeake Energy Corp., 5.750%(a)	100	82,750

Total		573,100

Total Energy		573,100

Financials 5.1%
Commercial Banks 1.0%

Wells Fargo & Co., 7.500%	900	998,091

Diversified Financial Services 2.0%

Bank of America Corp., 7.250%	1,020	949,875

Citigroup, Inc., 7.500%	11,500	970,255

Total		1,920,130

Real Estate Investment Trusts (REITs) 2.1%

Alexandria Real Estate Equities, Inc., 7.000%	37,200	952,320

Health Care REIT, Inc., 6.500%	18,900	1,013,513

Total		1,965,833

Total Financials		4,884,054

Industrials 1.0%
Professional Services 1.0%

Nielsen Holdings NV, 6.250%	16,900	912,093

Total Industrials		912,093

Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 1.0%
Electric Utilities 1.0%

PPL Corp., 8.750%		18,800	984,180

Total Utilities			984,180

Total Convertible Preferred Stocks (Cost: $8,315,122)			8,044,652

Corporate Bonds & Notes 27.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 1.0%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	500,000	501,250

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	471,000	499,260

Total			1,000,510

Automotive 2.5%

Allison Transmission, Inc.(a)
05/15/19	7.125%	900,000	938,250

Visteon Corp. 04/15/19	6.750%	1,500,000	1,494,375

Total			2,432,625

Banking 1.0%

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	931,000	975,222

Chemicals 1.6%

LyondellBasell Industries NV(a)
11/15/21	6.000%	900,000	963,000

Senior Notes 04/15/19	5.000%	552,000	561,660

Total			1,524,660

Construction Machinery 2.0%

Manitowoc Co., Inc. (The)
02/15/18	9.500%	900,000	987,750

UR Merger Sub Corp. 09/15/20	8.375%	900,000	918,000

Total			1,905,750

Diversified Manufacturing 1.0%

Tomkins LLC/Inc. Secured 10/01/18	9.000%	900,000	988,875

Electric 1.0%

AES Corp. (The) Senior Unsecured(a) 07/01/21	7.375%	900,000	972,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.0%

Cott Beverages, Inc. 11/15/17	8.375%	900,000	969,750

Health Care 1.1%

HCA, Inc. Senior Secured 03/15/22	5.875%	950,000	942,875

Rural/Metro Corp. Senior Unsecured(a) 07/15/19	10.125%	100,000	95,000

Total			1,037,875

Independent Energy 2.4%

Goodrich Petroleum Corp.
03/15/19	8.875%	1,500,000	1,425,000

Laredo Petroleum, Inc. 02/15/19	9.500%	800,000	888,000

Total			2,313,000

Media Non-Cable 1.0%

AMC Networks, Inc.(a) 07/15/21	7.750%	900,000	999,000

Metals 0.7%

Molycorp, Inc.(a) 06/01/20	10.000%	700,000	698,250

Non-Captive Diversified 2.1%

Ford Motor Credit Co. LLC Senior Unsecured
08/02/21	5.875%	900,000	1,022,339

International Lease Finance Corp. Senior Unsecured
05/15/16	5.750%	1,000,000	1,000,767

Total			2,023,106

Pharmaceuticals 1.0%

Pharmaceutical Product Development, Inc. Senior Unsecured(a)
12/01/19	9.500%	882,000	939,330

Retailers 3.1%

99 Cents Only Stores(a) 12/15/19	11.000%	500,000	533,750

J Crew Group, Inc. 03/01/19	8.125%	400,000	401,500

Michaels Stores, Inc. 11/01/18	7.750%	1,000,000	1,042,500

Rite Aid Corp. Senior Unsecured 02/15/27	7.700%	340,000	277,100

Rite Aid Corp.(a) 03/15/20	9.250%	700,000	672,000

Total			2,926,850

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 1.6%

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	1,372,000	1,502,340

Wireless 2.0%

Sprint Nextel Corp.(a) 11/15/18	9.000%	1,400,000	1,512,000

Wind Acquisition Finance SA Secured(a)
07/15/17	11.750%	500,000	425,000

Total			1,937,000

Wirelines 1.6%

Qwest Corp. Senior Unsecured 12/01/21	6.750%	1,338,000	1,493,901

Total Corporate Bonds & Notes (Cost: $26,479,559)			26,640,044

Convertible Bonds 22.0%

Pharmaceuticals 3.2%

Dendreon Corp. Senior Unsecured 01/15/16	2.875%	2,520,000	1,754,842

Medivation, Inc. Senior Unsecured 04/01/17	2.625%	720,000	824,400

Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	350,000	467,250

Total			3,046,492

Technology 3.0%

Equinix, Inc. Subordinated Notes 10/15/14	3.000%	340,000	529,125

Ixia Senior Notes 12/15/15	3.000%	480,000	474,000

Mentor Graphics Corp. 04/01/31	4.000%	920,000	961,400

Nuance Communications, Inc. Senior Unsecured(a)
11/01/31	2.750%	860,000	895,320

Total			2,859,845

REITs 1.0%

Forest City Enterprises, Inc. Senior Unsecured(a)
08/15/18	4.250%	1,000,000	956,000

Railroads 0.9%

Greenbrier Companies, Inc. Senior Unsecured(a)
04/01/18	3.500%	1,010,000	834,916

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 3.1%

HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	470,000	538,150

Insulet Corp. Senior Unsecured 06/15/16	3.750%	470,000	487,413

NuVasive, Inc. Senior Unsecured 07/01/17	2.750%	1,160,000	1,031,820

Omnicare, Inc. 04/01/42	3.750%	1,000,000	932,475

Total			2,989,858

Media Non-Cable 1.0%

Liberty Interactive LLC Senior Unsecured 03/15/31	3.250%	1,130,000	985,925

Gaming 1.4%

MGM Resorts International
04/15/15	4.250%	1,390,000	1,374,362

Media Cable 0.5%

TiVo Inc. Senior Unsecured(a) 03/15/16	4.000%	450,000	491,063

Other Industry 0.5%

WESCO International, Inc. 09/15/29	6.000%	220,000	487,850

Building Materials 1.0%

Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	1,260,000	913,500

Transportation Services 1.2%

DryShips, Inc. Senior Unsecured 12/01/14	5.000%	950,000	648,375

Wabash National Corp. Senior Unsecured 05/01/18	3.375%	490,000	475,195

Total			1,123,570

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)/ Shares	Value ($)

Metals 0.3%

Molycorp, Inc. Senior Unsecured(a) 06/15/16	3.250%	407,000	331,502

Airlines 0.9%

Air Lease Corp. Senior Unsecured(a) 12/01/18	3.875%	450,000	455,369

United Continental Holdings, Inc.
06/30/21	4.500%	413,000	396,645

Total			852,014

Home Construction 0.9%

Lennar Corp.(a) 11/15/21	3.250%	660,000	906,675

Independent Energy 1.1%

Chesapeake Energy Corp. 05/15/37	2.500%	800,000	657,000

Endeavour International Corp.(a)
07/15/16	5.500%	490,000	423,850

Total			1,080,850

Wirelines 1.3%

Ciena Corp. Senior Unsecured(a) 03/15/15	4.000%	1,220,000	1,265,750

Non-Captive Consumer 0.7%

DFC Global Corp. Senior Unsecured(a) 04/15/17	3.250%	679,000	691,691

Total Convertible Bonds (Cost: $21,500,332)			21,191,863

Money Market Funds 3.5%
		Shares	Value ($)

JPMorgan Prime Money Market
Fund, 0.010%(b)		3,333,585	3,333,585

Total Money Market Funds (Cost: $3,333,585)			3,333,585

Total Investments (Cost: $96,326,330)			96,170,373

Other Assets & Liabilities, Net			19,843

Net Assets			96,190,216

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $17,145,376 or 17.82% of net assets.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	1,965,214	—	—	1,965,214

Consumer Staples	2,931,091	—	—	2,931,091

Energy	2,991,544	—	—	2,991,544

Financials	6,944,770	—	—	6,944,770

Health Care	3,847,823	—	—	3,847,823

Industrials	4,754,731	—	—	4,754,731

Information Technology	6,086,992	—	—	6,086,992

Materials	2,741,088	—	—	2,741,088

Telecommunication Services	1,586,484	—	—	1,586,484

Utilities	3,110,492	—	—	3,110,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Convertible Preferred Stocks

Consumer Discretionary	691,225	—	—	691,225

Energy	573,100	—	—	573,100

Financials	4,884,054	—	—	4,884,054

Industrials	912,093	—	—	912,093

Utilities	984,180	—	—	984,180

Total Equity Securities	45,004,881	—	—	45,004,881

Bonds

Corporate Bonds & Notes	—	26,640,044	—	26,640,044

Convertible Bonds	—	21,191,863	—	21,191,863

Total Bonds	—	47,831,907	—	47,831,907

Other

Money Market Funds	3,333,585	—	—	3,333,585

Total Other	3,333,585	—	—	3,333,585

Total	48,338,466	47,831,907	—	96,170,373

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value (identified cost $96,326,330)	$96,170,373

Receivable for:

Investments sold	126,988

Capital shares sold	20,983

Dividends	162,800

Interest	713,148

Expense reimbursement due from Investment Manager	920

Total assets	97,195,212

Liabilities

Payable for:

Investments purchased	871,193

Capital shares purchased	77,941

Investment management fees	1,550

Distribution and service fees	94

Transfer agent fees	10,406

Administration fees	158

Compensation of board members	3,461

Other expenses	40,193

Total liabilities	1,004,996

Net assets applicable to outstanding capital stock	$96,190,216

Represented by

Paid-in capital	$96,021,901

Undistributed net investment income	738,367

Accumulated net realized loss	(414,095)

Unrealized appreciation (depreciation) on:

Investments	(155,957)

Total — representing net assets applicable to outstanding capital stock	$96,190,216

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$5,028,676

Shares outstanding	487,424

Net asset value per share(a)	$10.32

Maximum offering price per share	$10.95

Class C

Net assets	$192,831

Shares outstanding	18,756

Net asset value per share	$10.28

Class I

Net assets	$81,861,242

Shares outstanding	7,930,549

Net asset value per share	$10.32

Class R

Net assets	$2,577

Shares outstanding	250

Net asset value per share	$10.31

Class W

Net assets	$7,978,755

Shares outstanding	773,374

Net asset value per share	$10.32

Class Z

Net assets	$1,126,135

Shares outstanding	109,144

Net asset value per share	$10.32

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Flexible Capital Income Fund

Statement of Operations

Year Ended May 31, 2012(a)

Net investment income

Income:

Dividends	$724,623

Interest	1,105,192

Foreign taxes withheld	(4,485)

Total income	1,825,330

Expenses:

Investment management fees	218,848

Distribution and service fees

Class A	7,364

Class C	748

Class R	10

Class W	2,730

Transfer agent fees

Class A	14,305

Class C	356

Class R	10

Class W	4,588

Class Z	3,716

Administration fees	22,256

Compensation of board members	7,074

Custodian fees	7,641

Printing and postage fees	25,172

Registration fees	101,477

Professional fees	32,387

Other	7,580

Total expenses	456,262

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(165,728)

Total net expenses	290,534

Net investment income	1,534,796

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	$(417,610)

Net realized loss	(417,610)

Net change in unrealized appreciation (depreciation) on:

Investments	(155,957)

Net change in unrealized depreciation	(155,957)

Net realized and unrealized loss	(573,567)

Net increase in net assets resulting from operations	$961,229

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets

Year Ended May 31, 2012(a)
Operations

Net investment income	$1,534,796

Net realized loss	(417,610)

Net change in unrealized depreciation	(155,957)

Net increase in net assets resulting from operations	961,229

Distributions to shareholders:

Net investment income

Class A	(64,415)

Class C	(1,448)

Class I	(705,885)

Class R	(37)

Class W	(41)

Class Z	(17,924)

Net realized gains

Class A	(380)

Class C	(7)

Class I	(3,631)

Class Z	(94)

Total distributions to shareholders	(793,862)

Increase in net assets from share transactions	96,022,849

Total increase in net assets	96,190,216

Net assets at end of year	$96,190,216

Undistributed net investment income	$738,367

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	501,540	4,982,434

Distributions reinvested	6,378	64,272

Redemptions	(20,494)	(218,028)

Net increase	487,424	4,828,678

Class C shares

Subscriptions	19,452	199,629

Distributions reinvested	138	1,420

Redemptions	(834)	(8,636)

Net increase	18,756	192,413

Class I shares

Subscriptions	8,034,313	82,845,731

Distributions reinvested	59,849	616,224

Redemptions	(163,613)	(1,718,743)

Net increase	7,930,549	81,743,212

Class R shares

Subscriptions	250	2,500

Net increase	250	2,500

Class W shares

Subscriptions	790,664	8,364,999

Redemptions	(17,290)	(182,678)

Net increase	773,374	8,182,321

Class Z shares

Subscriptions	107,348	1,055,753

Distributions reinvested	1,796	17,972

Net increase	109,144	1,073,725

Total net increase	9,319,497	96,022,849

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Flexible Capital Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.33

Net realized and unrealized gain	0.16(b)

Total from investment operations	0.49

Less distributions to shareholders:

Net investment income	(0.17)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.17)

Net asset value, end of period	$10.32

Total return	4.97%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.02%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.10%(e)

Net investment income	3.91%(e)

Supplemental data

Net assets, end of period (in thousands)	$5,029

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class C	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.27

Net realized and unrealized gain	0.15(b)

Total from investment operations	0.42

Less distributions to shareholders:

Net investment income	(0.14)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.14)

Net asset value, end of period	$10.28

Total return	4.27%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.73%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.85%(e)

Net investment income	3.18%(e)

Supplemental data

Net assets, end of period (in thousands)	$193

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class I	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.37

Net realized and unrealized gain	0.14(b)

Total from investment operations	0.51

Less distributions to shareholders:

Net investment income	(0.19)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.19)

Net asset value, end of period	$10.32

Total return	5.14%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.12%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.74%(e)

Net investment income	4.19%(e)

Supplemental data

Net assets, end of period (in thousands)	$81,861

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class R	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.30

Net realized and unrealized gain	0.16(b)

Total from investment operations	0.46

Less distributions to shareholders:

Net investment income	(0.15)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.15)

Net asset value, end of period	$10.31

Total return	4.64%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.42%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.35%(e)

Net investment income	3.48%(e)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class W	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.28

Net realized and unrealized gain	0.21(b)

Total from investment operations	0.49

Less distributions to shareholders:

Net investment income	(0.17)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.17)

Net asset value, end of period	$10.32

Total return	4.92%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.76%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.10%(e)

Net investment income	3.23%(e)

Supplemental data

Net assets, end of period (in thousands)	$7,979

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class Z	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.36

Net realized and unrealized gain	0.14(b)

Total from investment operations	0.50

Less distributions to shareholders:

Net investment income	(0.18)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.18)

Net asset value, end of period	$10.32

Total return	5.09%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.82%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.85%(e)

Net investment income	4.16%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,126

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Flexible Capital Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2011, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (250 shares for Class A, 250 shares for Class C, 498,750 shares for Class I, 250 shares for Class R, 250 shares for Class W and 250 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on August 1, 2011.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account

24	Annual Report 2012

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2012	25

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.50% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.59% of the Fund’s average daily net assets.

26	Annual Report 2012

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $1,063.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket expenses).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.49%
Class C	0.48
Class R	0.49
Class W	0.42
Class Z	0.49

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 Class C shares. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2012	27

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $11,918 for Class A and $41 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.74
Class R	1.35
Class W	1.10
Class Z	0.85

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.79
Class R	1.35
Class W	1.10
Class Z	0.85

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(6,679)
Accumulated net realized loss	7,627
Paid-in capital	(948)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year was as follows:

Year Ended May 31, 2012
Ordinary income	$793,862
Long-term capital gains	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$740,538
Undistributed accumulated long-term gain	7,627
Accumulated realized loss	(357,864)
Unrealized depreciation	(221,986)

28	Annual Report 2012

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

At May 31, 2012, the cost of investments for federal income tax purposes was $96,390,217 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,366,551
Unrealized depreciation	(2,586,395)
Net unrealized depreciation	$(219,844)

Under current tax rules, regulated investment companies can elect to treat post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $357,864 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $111,130,417 and $17,753,642, respectively, for the year ended May 31, 2012.

Note 6. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 12.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 82.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Annual Report 2012	29

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended May 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2012

Columbia Flexible Capital Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Flexible Capital Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	31

Columbia Flexible Capital Income Fund

Federal Income Tax Information

Fiscal Year Ended May 31, 2012 (Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May, 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	42.33%
Dividends Received Deduction for corporations	40.40%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32	Annual Report 2012

Columbia Flexible Capital Income Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	33

Columbia Flexible Capital Income Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008 — August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003 — May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

34	Annual Report 2012

Columbia Flexible Capital Income Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds In the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	35

Columbia Flexible Capital Income Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 — January 2009; Treasurer, Columbia Funds, October 2003 — May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002

36	Annual Report 2012

Columbia Flexible Capital Income Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008; Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

Annual Report 2012	37

Columbia Flexible Capital Income Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

38	Annual Report 2012

Columbia Flexible Capital Income Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	39

Columbia Flexible Capital Income Fund

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40	Annual Report 2012

Columbia Flexible Capital Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia Flexible Capital Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6609 A (7/12)

Annual Report May 31, 2012

Columbia High Yield Bond Fund

Columbia High Yield Bond Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia High Yield Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia High Yield Bond Fund

Performance Overview

Performance Summary

>	For the 12-month period that ended May 31, 2012, Columbia High Yield Bond Fund (the fund) Class A shares returned 3.99% excluding sales charges.

>

The fund outperformed its new benchmark, the Merrill Lynch High Yield Cash-Pay Constrained Index, which returned 3.43%, and underperformed its former benchmark, the JPMorgan Global High Yield Index, which returned 4.84%, for the same period.

>	The fund’s slight performance advantage versus its new benchmark can be attributed to security selection, primarily within the energy and telecommunications sectors.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	12/08/83
Excluding Sales Charges		3.99	6.38	8.42
Including Sales Charges		-0.86	5.36	7.90
Class B	03/20/95
Excluding Sales Charges		3.20	5.58	7.60
Including Sales Charges		-1.66	5.28	7.60
Class C	06/26/00
Excluding Sales Charges		3.20	5.57	7.58
Including Sales Charges		2.23	5.57	7.58
Class I*	03/04/04	4.38	6.80	8.77
Class R*	12/11/06	3.75	6.11	8.11
Class R3*	12/11/06	3.83	6.41	8.34
Class R4	03/20/95	4.44	6.67	8.62
Class R5*	12/11/06	4.32	6.74	8.61
Class W*	12/01/06	3.97	6.32	8.34
Class Z*	09/27/10	4.59	6.46	8.46
Merrill Lynch High Yield Cash-Pay Constrained Index		3.43	7.43	8.85
JPMorgan Global High Yield Index		4.84	7.80	9.48

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Merrill Lynch High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar denominated, below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The Index caps issuer exposure at 2%.

The JPMorgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia High Yield Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia High Yield Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Top Ten Holdings (%) (at May 31, 2012)
Ally Financial, Inc. 8.000% 2020	2.1
El Paso LLC 6.500% 2020	1.4
LyondellBasell Industries NV 6.000% 2021	1.4
CenturyLink, Inc. 6.450% 2021	1.3
Sprint Nextel Corp. 9.000% 2018	1.1
HCA, Inc. 7.875% 2020	1.1
Kratos Defense & Security Solutions, Inc. 10.000% 2017	1.0
Kodiak Oil & Gas Corp. 8.125% 2019	0.9
Chesapeake Energy Corp. 6.625% 2020	0.9
DISH DBS Corp. 6.750% 2021	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

On December 1, 2011, the fund adopted a new benchmark, the Merrill Lynch High Yield Cash-Pay Constrained Index. We believe that the new benchmark provides a more appropriate basis for comparing the fund’s performance than the former benchmark.

For the 12-month period that ended May 31, 2012, the fund’s Class A shares returned 3.99% excluding sales charge. The fund’s new benchmark, the Merrill Lynch High Yield Cash-Pay Constrained Index, returned 3.43%. The fund’s former index, the JPMorgan Global High Yield Index returned 4.84%. Security selection generally accounted for the fund’s performance advantage relative to its benchmark, with industry allocations playing a positive but secondary role.

Economic Momentum Slows

Early in the 12-month period, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. The pace of both economic and job growth picked up early in 2012 but disappointed again as the period wore on. Even though approximately 1.4 million new jobs were added to the labor markets during the 12-month period, the pace of job growth slowed markedly in April and May. Economic growth, as measured by gross domestic product, slipped to 1.9% in the first quarter and expectations for second quarter growth are no higher. Manufacturing activity continued to expand — the one consistent bright spot throughout this recovery. And the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Security Selection Drove Returns

Against this economic backdrop, the high-yield market experienced volatility, especially in the late summer and early fall of 2011, when the European sovereign crisis and a series of weak domestic economic reports caused investors to make a pronounced move away from riskier assets. In this environment, the fund’s relative performance was enhanced by the following investments across different industry groups, notably energy and telecommunications: Petro Hawk Energy, Chaparral Energy, AMC Networks, Qwest Communications and Level 3 Communications. In addition, the fund benefitted from an underweight position in Energy Future Holdings, which underperformed the market. The fund’s investments in energy exploration and production, integrated telecommunications and broadcast media also produced incrementally positive returns. We had eliminated the fund’s positions in Petro Hawk Energy and Energy Future Holdings by period end.

Investments in underperforming sectors, such as wireless telecom, oil field equipment and service and paper and forest products hampered performance. Specific securities that detracted from relative performance included Verso Paper, William Lyon Homes, Aquilix Holdings, and Wind Acquisition Finance. The fund’s position in all but Wind Acquisition Finance were eliminated during the period. The fund’s credit quality allocations were also a slight drag on performance. The portfolio was generally underweight in higher quality securities, which withstood the period’s volatility better than lower quality securities. Many of the fund’s industry weights are a result of issuer selection and relative value. Over the course of the 12-month period, we increased the fund’s exposure to media services, healthcare facilities and integrated telecom. Meanwhile, positions in gaming and support services were reduced, although both sectors remain overweighted in the portfolio. The fund’s positions in the auto loan sector were

4	Annual Report 2012

Columbia High Yield Bond Fund

Manager Discussion of Fund Performance (continued)

eliminated entirely by the close of the reporting period as we sold Ford Motor Credit after the company was upgraded to investment grade. In terms of credit quality, we moved the fund from a slight overweight to an underweight in CCC rated issues. Securities with BB ratings remain underweighted in the portfolio, but the magnitude of this underweight was reduced as BB rated securities were added during the period.

Looking Ahead

We remain constructive on the high-yield market despite a wide array of macroeconomic challenges and the volatility that comes with them. Overseas, it appears unlikely to us that the ongoing European debt crisis will be solved in the near term, and growth rates in developing countries, particularly China, have come under pressure. Domestically, the overhang of high unemployment and a weak housing market suggest that growth will be muted and vulnerable to outside shocks. Despite these negatives, we currently expect corporate earnings to grow in the year ahead, although the rate of growth may not rise to the level of the past year, and we currently expect default rates are expected to remain relatively low. The latter is especially important because we believe that macro related risks are providing additional compensation relative to our view of default rates. We continue to believe that bottom-up credit selection will be a key driver of relative performance in 2012, just as it was last year. Determining which issuers and industries are less vulnerable to macroeconomic headwinds will again be of paramount importance, but we believe there are still solid risk-adjusted values in the marketplace and will look to invest incremental dollars in the mid to higher quality segments of the market.

Portfolio Breakdown (%) (at May 31, 2012)
Corporate Bonds & Notes
Consumer Discretionary	15.3
Consumer Staples	1.2
Energy	12.2
Financials	8.2
Health Care	9.7
Industrials	8.1
Materials	13.6
Telecommunication	22.1
Utilities	5.4
Senior Loans	1.9
Common Stocks	0.0	(a)
Warrants	0.0	(a)
Limited Partnerships	0.0	(a)
Other (b)	2.3

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

(b) Includes investments in Money Market Funds.

Quality Breakdown (%) (at May 31, 2012)
B rating	47.4
BB rating	38.3
BBB rating	1.1
CCC rating	12.8
Non-rated	0.4

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia High Yield Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.50	1,019.85	5.34	5.20	1.03
Class B	1,000.00	1,000.00	1,074.60	1,016.10	9.23	8.97	1.78
Class C	1,000.00	1,000.00	1,070.90	1,016.10	9.22	8.97	1.78
Class I	1,000.00	1,000.00	1,080.50	1,021.75	3.38	3.29	0.65
Class R	1,000.00	1,000.00	1,077.00	1,018.60	6.65	6.46	1.28
Class R3	1,000.00	1,000.00	1,077.40	1,019.00	6.23	6.06	1.20
Class R4	1,000.00	1,000.00	1,078.90	1,020.20	4.99	4.85	0.96
Class R5	1,000.00	1,000.00	1,080.30	1,021.50	3.64	3.54	0.70
Class W	1,000.00	1,000.00	1,078.90	1,019.85	5.35	5.20	1.03
Class Z	1,000.00	1,000.00	1,075.80	1,021.10	4.05	3.94	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 94.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 2.8%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	11,620,000	11,649,050

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	4,887,000	5,058,045

Huntington Ingalls Industries, Inc.(b)
03/15/21	7.125%	3,158,000	3,276,425

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	14,825,000	15,714,500

Oshkosh Corp.
03/01/20	8.500%	4,658,000	5,112,155

TransDigm, Inc.(b)
12/15/18	7.750%	3,884,000	4,126,750

Total			44,936,925

Automotive 2.8%
Allison Transmission, Inc.(a)(b)
05/15/19	7.125%	3,958,000	4,126,215

Chrysler Group LLC/Co-Issuer, Inc.(b) Secured
06/15/19	8.000%	1,814,000	1,818,535
06/15/21	8.250%	7,913,000	7,932,782

Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	1,390,000	1,456,025

Dana Holding Corp.(b) Senior Unsecured
02/15/21	6.750%	2,179,000	2,326,083

Delphi Corp.(b)
05/15/19	5.875%	2,373,000	2,485,718
05/15/21	6.125%	1,582,000	1,684,830

Lear Corp.
03/15/18	7.875%	5,313,000	5,817,735
03/15/20	8.125%	2,352,000	2,628,360

Schaeffler Finance BV Senior Secured(a)
02/15/19	8.500%	3,087,000	3,256,785

Visteon Corp.(b)
04/15/19	6.750%	10,142,000	10,103,967

Total			43,637,035

Banking 0.4%
Lloyds Banking Group PLC(a)(c)
11/29/49	6.267%	4,113,000	2,323,845

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	3,386,000	3,546,835

Total			5,870,680

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Brokerage 1.1%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	3,000,000	3,045,000
11/30/17	12.500%	8,069,000	9,259,178

Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured
03/15/20	5.625%	2,066,000	2,112,485

Neuberger Berman Group LLC/Finance Corp.(a)(b) Senior Unsecured
03/15/22	5.875%	3,098,000	3,175,450

Total			17,592,113

Building Materials 2.0%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	6,627,000	6,776,107

Gibraltar Industries, Inc.
12/01/15	8.000%	12,852,000	13,076,910

Interface, Inc.
12/01/18	7.625%	1,441,000	1,545,473

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	5,399,000	5,156,045

Nortek, Inc.(b)
12/01/18	10.000%	899,000	948,445
04/15/21	8.500%	3,905,000	3,787,850

Total			31,290,830

Chemicals 4.5%
Celanese U.S. Holdings LLC(b)
06/15/21	5.875%	2,267,000	2,363,347

Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured(b)
02/01/18	8.875%	8,306,000	8,264,470

Hexion US Finance Corp. Senior Unsecured(a)(b)
04/15/20	6.625%	4,075,000	4,115,750

Huntsman International LLC
03/15/21	8.625%	1,854,000	2,076,480

Ineos Finance PLC(a) Senior Secured
05/15/15	9.000%	4,566,000	4,794,300
02/15/19	8.375%	5,512,000	5,663,580
05/01/20	7.500%	726,000	718,740

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	4,155,000	4,321,200

LyondellBasell Industries NV(a)(b)
11/15/21	6.000%	19,730,000	21,111,100
Senior Notes
04/15/24	5.750%	8,004,000	8,204,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MacDermid, Inc.(a)
04/15/17	9.500%	2,051,500	2,133,560

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	1,497,000	1,672,898

Polypore International, Inc.
11/15/17	7.500%	4,965,000	5,188,425

Total			70,627,950

Construction Machinery 3.3%
CNH Capital LLC(a)
11/01/16	6.250%	6,147,000	6,408,248

Case New Holland, Inc.
12/01/17	7.875%	8,485,000	9,672,900

Columbus McKinnon Corp.
02/01/19	7.875%	1,817,000	1,916,935

Manitowoc Co., Inc. (The)(b)
02/15/18	9.500%	887,000	973,483

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	6,845,000	6,793,662

UR Merger Sub Corp.
12/15/19	9.250%	7,295,000	8,042,737

UR Merger Sub Corp.(a)
05/15/20	7.375%	2,566,000	2,623,735

UR Merger Sub Corp.(a)(b)
04/15/22	7.625%	6,420,000	6,564,450

UR Merger Sub Corp.(b)
09/15/20	8.375%	3,082,000	3,143,640
Senior Unsecured
02/01/21	8.250%	2,760,000	2,918,700

Xerium Technologies, Inc.
06/15/18	8.875%	4,005,000	3,023,775

Total			52,082,265

Consumer Cyclical Services 0.5%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	4,334,000	4,382,758

Realogy Corp. Senior Secured(a)(b)
01/15/20	9.000%	3,391,000	3,391,000

Total			7,773,758

Consumer Products 0.7%
Jarden Corp.(b)
01/15/20	7.500%	3,000,000	3,255,000

Libbey Glass, Inc.(a)
05/15/20	6.875%	1,848,000	1,861,860

Sealy Mattress Co.(b)
06/15/14	8.250%	3,150,000	3,047,625

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Spectrum Brands, Inc.(a) Senior Secured
06/15/18	9.500%	2,023,000	2,235,415

Spectrum Brands, Inc.(a)(b) Senior Unsecured
03/15/20	6.750%	1,245,000	1,260,563

Total			11,660,463

Diversified Manufacturing 1.1%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	6,202,000	6,558,615

Tomkins LLC/Inc. Secured
10/01/18	9.000%	5,939,000	6,525,476

WireCo WorldGroup, Inc.
05/15/17	9.500%	3,463,000	3,601,520

Total			16,685,611

Electric 2.1%
AES Corp. (The)(a)(b) Senior Unsecured
07/01/21	7.375%	11,305,000	12,209,400

AES Corp. (The)(b) Senior Unsecured
10/15/17	8.000%	838,000	930,180
06/01/20	8.000%	2,665,000	2,998,125

CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	1,277,000	1,322,885

Calpine Corp. Senior Secured(a)(b)
02/15/21	7.500%	11,345,000	11,855,525

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	4,207,000	3,912,510

Total			33,228,625

Entertainment 0.8%
AMC Entertainment, Inc.(b)
06/01/19	8.750%	5,850,001	6,259,500
12/01/20	9.750%	966,000	1,038,450

Speedway Motorsports, Inc.
02/01/19	6.750%	414,000	425,385

United Artists Theatre Circuit, Inc.(d)(e) 1995-A Pass-Through Certificates
07/01/15	9.300%	3,588,123	3,588,123
07/01/15	9.300%	1,156,069	1,156,069

Total			12,467,527

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Food and Beverage 0.4%
Cott Beverages, Inc.
09/01/18	8.125%	2,617,000	2,819,817

Cott Beverages, Inc.(b)
11/15/17	8.375%	2,421,000	2,608,628

Del Monte Corp.
02/15/19	7.625%	1,068,000	1,035,960

Total			6,464,405

Gaming 3.8%
Ameristar Casinos, Inc.(a)
04/15/21	7.500%	1,762,000	1,828,075

Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	5,573,000	5,921,312

Caesars Entertainment Operating Co., Inc.(a)(b) Senior Secured
02/15/20	8.500%	6,895,000	6,869,144

Caesars Entertainment Operating Co., Inc.(b) Secured
04/15/18	12.750%	3,570,000	2,820,300

Chester Downs & Marina LLC Senior Secured(a)(b)
02/01/20	9.250%	3,157,000	3,251,710

MGM Resorts International
03/01/18	11.375%	5,945,000	6,851,612
Senior Secured
03/15/20	9.000%	4,404,000	4,822,380

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	4,957,000	5,539,448

Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	2,726,000	2,930,450
10/01/20	7.804%	1,650,000	1,631,801
Senior Secured
10/01/20	6.535%	5,120,000	5,131,878

Seneca Gaming Corp.(a) 12/01/18	8.250%	5,037,000	5,106,259

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	8,030,000	7,748,950

Total			60,453,319

Gas Pipelines 3.2%
El Paso LLC Senior Unsecured
06/15/14	6.875%	98,000	104,784
06/01/18	7.250%	1,098,000	1,235,250
01/15/32	7.750%	2,228,000	2,542,908

El Paso LLC(b) Senior Unsecured
09/15/20	6.500%	19,733,000	21,607,635

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	6,068,000	6,219,700

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	5,867,000	6,160,350
07/15/21	6.500%	7,768,000	8,001,040

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	5,381,000	5,461,715

Total			51,333,382

Health Care 8.5%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	1,333,736	1,387,085

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	6,797,000	7,136,850

CHS/Community Health Systems, Inc.(b)
11/15/19	8.000%	6,814,000	6,958,797

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	8,703,000	8,572,455

Emdeon, Inc.(a)
12/31/19	11.000%	4,375,000	4,856,250

Fresenius Medical Care U.S. Finance II, Inc.(a)
01/31/22	5.875%	6,147,000	6,116,265

Fresenius Medical Care U.S. Finance II, Inc.(a)(b)
07/31/19	5.625%	1,456,000	1,445,080

Fresenius Medical Care U.S. Finance, Inc.(a)
02/15/21	5.750%	2,900,000	2,863,750

Fresenius Medical Care U.S. Finance, Inc.(a)(b)
09/15/18	6.500%	1,104,000	1,150,920

HCA, Inc. Senior Secured
02/15/20	6.500%	8,248,000	8,711,950
02/15/20	7.875%	15,670,000	17,197,825

HCA, Inc.(b)
02/15/22	7.500%	6,054,000	6,345,349

Hanger Orthopedic Group, Inc.
11/15/18	7.125%	1,454,000	1,479,445

Health Management Associates, Inc. Senior Unsecured(a)(b)
01/15/20	7.375%	3,187,000	3,266,675

Healthsouth Corp.(b)
02/15/20	8.125%	3,537,000	3,784,590

IASIS Healthcare LLC/Capital Corp.(b)
05/15/19	8.375%	3,650,000	3,431,000

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
11/01/19	12.500%	3,526,000	3,146,955

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)(b)
11/01/18	10.500%	5,240,000	5,292,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Multiplan, Inc.(a)
09/01/18	9.875%	8,488,000	8,997,280

Omnicare, Inc.
06/01/20	7.750%	857,000	938,415

PSS World Medical, Inc.(a)
03/01/22	6.375%	757,000	764,570

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	3,847,000	4,077,820

Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	1,293,000	1,296,233

Radnet Management, Inc.
04/01/18	10.375%	1,800,000	1,782,000

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	3,255,000	3,092,250

STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,873,000	1,966,650

United Surgical Partners International, Inc. Senior Unsecured(a)
04/01/20	9.000%	2,758,000	2,861,425

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	1,222,000	1,185,340

Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/18	8.000%	7,080,000	6,938,400
02/01/19	7.750%	6,406,000	6,277,880

Wolverine Healthcare Analytics Senior Unsecured(a)(f)
06/01/20	10.625%	2,312,000	2,323,560

Total			135,645,464

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	2,300,000	2,461,000

Home Construction 0.7%
KB Home(b)
03/15/20	8.000%	1,897,000	1,835,348

Meritage Homes Corp.(a)
04/01/22	7.000%	1,873,000	1,901,095

Shea Homes LP/Funding Corp. Senior Secured(b)
05/15/19	8.625%	3,122,000	3,254,685

Taylor Morrison Communities, Inc./Monarch(a)
04/15/20	7.750%	4,021,000	4,141,630

Total			11,132,758

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Independent Energy 9.6%
Antero Resources Finance Corp.(a)
08/01/19	7.250%	1,035,000	1,047,938

Antero Resources Finance Corp.(b)
12/01/17	9.375%	272,000	293,760

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	8,083,000	8,446,735

Chaparral Energy, Inc.
10/01/20	9.875%	2,097,000	2,332,913
09/01/21	8.250%	1,966,000	2,083,960

Chaparral Energy, Inc.(a)
11/15/22	7.625%	3,926,000	4,014,335

Chesapeake Energy Corp.(b)
08/15/20	6.625%	14,801,000	14,060,950
02/15/21	6.125%	7,240,000	6,805,600

Cimarex Energy Co.
05/01/22	5.875%	5,825,000	5,970,625

Comstock Resources, Inc.(f)
06/15/20	9.500%	7,105,000	6,771,349

Concho Resources, Inc.
01/15/21	7.000%	4,063,000	4,357,567
01/15/22	6.500%	809,000	845,405

Concho Resources, Inc.(b)
10/01/22	5.500%	3,987,000	3,917,227

Continental Resources, Inc.
10/01/19	8.250%	673,000	747,030
10/01/20	7.375%	2,347,000	2,581,700
04/01/21	7.125%	4,269,000	4,695,900

Continental Resources, Inc.(a)
09/15/22	5.000%	8,946,000	8,856,540

Everest Acquisition LLC/Finance, Inc.(a) Senior Secured
05/01/19	6.875%	4,412,000	4,522,300

Everest Acquisition LLC/Finance, Inc.(a)(b) Senior Unsecured
05/01/20	9.375%	6,289,000	6,446,225

Goodrich Petroleum Corp.(b)
03/15/19	8.875%	2,971,000	2,822,450

Hilcorp Energy I LP/Finance Co. Senior Notes(a)
02/15/20	8.000%	492,000	523,980

Kodiak Oil & Gas Corp.(a)
12/01/19	8.125%	13,842,000	14,257,260

Laredo Petroleum, Inc.
02/15/19	9.500%	10,797,000	11,984,670

Laredo Petroleum, Inc.(a)
05/01/22	7.375%	2,044,000	2,064,440

MEG Energy Corp.(a)
03/15/21	6.500%	5,806,000	5,922,120

Oasis Petroleum, Inc.
02/01/19	7.250%	6,286,000	6,474,580

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oasis Petroleum, Inc.(b)
11/01/21	6.500%	5,761,000	5,761,000

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	3,110,000	3,366,575

Range Resources Corp.
05/01/18	7.250%	67,000	70,518
05/15/19	8.000%	6,312,000	6,880,080

Range Resources Corp.(b)
08/15/22	5.000%	1,136,000	1,090,560

SM Energy Co. Senior Unsecured(b)
11/15/21	6.500%	2,397,000	2,450,932

Whiting Petroleum Corp.
10/01/18	6.500%	287,000	299,915

Total			152,767,139

Media Cable 3.2%
CCO Holdings LLC/Capital Corp.(b)
04/30/18	7.875%	1,890,000	2,022,300
01/15/19	7.000%	2,480,000	2,610,200
04/30/20	8.125%	7,252,000	7,995,330
01/31/22	6.625%	3,194,000	3,269,858

CSC Holdings LLC(a) Senior Unsecured
11/15/21	6.750%	3,997,000	4,046,963

CSC Holdings LLC(b) Senior Unsecured
02/15/19	8.625%	4,838,000	5,394,370

Cablevision Systems Corp. Senior Unsecured(b)
04/15/20	8.000%	200,000	208,500

DISH DBS Corp.
06/01/21	6.750%	13,089,000	13,514,392

DISH DBS Corp.(b)
09/01/19	7.875%	1,784,000	1,984,700

UPCB Finance V Ltd. Senior Secured(a)
11/15/21	7.250%	3,205,000	3,301,639

UPCB Finance VI Ltd. Senior Secured(a)(b)
01/15/22	6.875%	3,111,000	3,065,267

Videotron Ltee(a)(b)
07/15/22	5.000%	3,578,000	3,488,550

Virgin Media Finance PLC
02/15/22	5.250%	402,000	391,950

Total			51,294,019

Media Non-Cable 7.3%
AMC Networks, Inc.(a)(b)
07/15/21	7.750%	11,163,000	12,390,930

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	2,333,000	2,496,310
12/15/17	9.250%	6,996,000	7,520,700

Clear Channel Worldwide Holdings, Inc.(a)
03/15/20	7.625%	1,600,000	1,504,000
03/15/20	7.625%	12,414,000	11,855,370

Hughes Satellite Systems Corp.(b)
06/15/21	7.625%	8,600,000	8,901,000

Intelsat Jackson Holdings SA(a)
10/15/20	7.250%	8,529,000	8,465,032

Intelsat Jackson Holdings SA(b)
04/01/21	7.500%	3,330,000	3,330,000

Intelsat Luxembourg SA(a)(c)
PIK 02/04/17	11.500%	4,084,000	3,971,690

Intelsat Luxembourg SA(b)
PIK 02/04/17	11.500%	4,715,000	4,632,488

Lamar Media Corp.(a)(b)
02/01/22	5.875%	8,358,000	8,410,237

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	4,233,000	4,423,485

National CineMedia LLC(a) Senior Secured
04/15/22	6.000%	4,164,000	4,153,590

Nielsen Finance LLC/Co.(b)
10/15/18	7.750%	10,946,000	11,766,950

Salem Communications Corp. Secured
12/15/16	9.625%	4,730,000	5,179,350

Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	2,760,000	3,036,000

Univision Communications, Inc.(a) Senior Secured
05/15/19	6.875%	4,275,000	4,168,125
11/01/20	7.875%	6,140,000	6,278,150

Univision Communications, Inc.(a)(b)
05/15/21	8.500%	4,064,000	3,911,600

Total			116,395,007

Metals 4.5%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	3,164,000	2,839,690
06/01/21	6.250%	2,246,000	2,015,785

Arch Coal, Inc.(a)(b)
06/15/19	7.000%	2,043,000	1,751,873
06/15/21	7.250%	3,332,000	2,848,860

CONSOL Energy, Inc.
04/01/20	8.250%	3,025,000	3,025,000

Calcipar SA Senior Secured(a)
05/01/18	6.875%	7,740,000	7,759,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

FMG Resources August 2006 Proprietary Ltd.(a)(b)
02/01/16	6.375%	3,403,000	3,326,433
02/01/18	6.875%	2,796,000	2,747,070
11/01/19	8.250%	8,498,000	8,880,410
Senior Unsecured
04/01/22	6.875%	3,778,000	3,636,325

Inmet Mining Corp. Senior Notes(a)
06/01/20	8.750%	10,120,000	9,867,000

JMC Steel Group Senior Notes(a)
03/15/18	8.250%	7,168,000	7,239,680

Peabody Energy Corp.(a)
11/15/18	6.000%	4,817,000	4,804,957

Peabody Energy Corp.(a)(b)
11/15/21	6.250%	3,747,000	3,737,632

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	6,565,000	6,876,837

Total			71,356,902

Non-Captive Consumer 1.1%
SLM Corp. Senior Unsecured
03/25/20	8.000%	7,579,000	7,757,281

SLM Corp.(b) Senior Unsecured
01/25/22	7.250%	3,836,000	3,754,615

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	7,729,000	6,067,265

Total			17,579,161

Non-Captive Diversified 5.4%
Ally Financial, Inc.
03/15/20	8.000%	28,933,000	32,621,957

Ally Financial, Inc.(b)
09/15/20	7.500%	5,447,000	5,978,083

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	3,684,000	3,536,640

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	6,475,000	6,717,813
Senior Unsecured
02/15/19	5.500%	9,924,000	9,675,900

CIT Group, Inc.(b) Senior Unsecured
03/15/18	5.250%	5,597,000	5,513,045

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	7,095,000	7,946,400
04/01/19	5.875%	3,168,000	3,111,866

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

International Lease Finance Corp.(b) Senior Unsecured
03/15/17	8.750%	670,000	743,700
05/15/19	6.250%	5,249,000	5,249,000
12/15/20	8.250%	4,250,000	4,738,750
01/15/22	8.625%	521,000	593,940

Total			86,427,094

Oil Field Services 2.4%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	11,946,000	12,364,110

Green Field Energy Services, Inc. Senior Secured(a)
11/15/16	13.000%	7,126,000	6,983,480

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	11,061,000	11,779,965

Offshore Group Investments Ltd.(a) Senior Secured
08/01/15	11.500%	4,830,000	5,143,950

Oil States International, Inc.(b)
06/01/19	6.500%	2,292,000	2,366,490

Total			38,637,995

Packaging 2.2%
ARD Finance SA Senior Secured PIK(a)(b)
06/01/18	11.125%	1,691,189	1,615,086

Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(a)
10/15/20	9.125%	259,000	266,770

Ardagh Packaging Finance PLC(a) Senior Secured
10/15/17	7.375%	3,992,000	4,251,480

Ardagh Packaging Finance PLC(a)(b)
10/15/20	9.125%	3,580,000	3,723,200

Berry Plastics Corp. Secured(b)
01/15/21	9.750%	3,590,000	3,733,600

Reynolds Group Issuer, Inc./LLC(a) Senior Secured
04/15/19	7.125%	5,920,000	6,082,800

Reynolds Group Issuer, Inc./LLC(a)(b)
04/15/19	9.000%	2,160,000	2,073,600
02/15/21	8.500%	5,607,000	5,172,457
Senior Secured
08/15/19	7.875%	2,398,000	2,535,885
Senior Unsecured
08/15/19	9.875%	2,192,000	2,186,520
08/15/19	9.875%	3,249,000	3,240,878

Total			34,882,276

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Paper 0.2%
Cascades, Inc.(b)
12/15/17	7.750%	3,081,000	3,065,595
01/15/20	7.875%	733,000	718,340

Total			3,783,935

Pharmaceuticals 0.9%
Endo Health Solutions, Inc.
01/15/22	7.250%	1,943,000	2,030,435

Grifols, Inc.
02/01/18	8.250%	6,037,000	6,421,859

Mylan, Inc.(a)
11/15/18	6.000%	3,661,000	3,779,982

Pharmaceutical Product Development, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	1,677,000	1,786,005

Total			14,018,281

Retailers 3.3%
99 Cents Only Stores(a)
12/15/19	11.000%	2,331,000	2,488,343

AutoNation, Inc.
02/01/20	5.500%	337,000	339,528

Burlington Coat Factory Warehouse Corp.(b)
02/15/19	10.000%	7,599,000	7,845,967

J Crew Group, Inc.
03/01/19	8.125%	1,325,000	1,329,969

Jo-Ann Stores, Inc. Senior Unsecured(a)(b)
03/15/19	8.125%	5,307,000	5,187,592

Limited Brands, Inc.
04/01/21	6.625%	7,242,000	7,767,045
02/15/22	5.625%	3,035,000	3,057,762

Limited Brands, Inc.(b)
05/01/20	7.000%	1,600,000	1,768,000

Rite Aid Corp. Senior Secured
08/15/20	8.000%	5,057,000	5,531,094
Senior Unsecured
02/15/27	7.700%	3,804,000	3,100,260

Rite Aid Corp.(a)
03/15/20	9.250%	2,576,000	2,466,520

Rite Aid Corp.(a)(b)
03/15/20	9.250%	5,826,000	5,592,960

Rite Aid Corp.(b)
06/15/17	9.500%	3,100,000	2,976,000

Sally Holdings LLC/Capital, Inc.(a)(b)
11/15/19	6.875%	2,834,000	3,011,125

Total			52,462,165

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Technology 5.1%
Alliance Data Systems Corp.(a)(b)
04/01/20	6.375%	2,152,000	2,141,240

Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	1,663,000	1,663,000

Amkor Technology, Inc.(b) Senior Unsecured
06/01/21	6.625%	7,217,000	6,783,980

Anixter, Inc.
05/01/19	5.625%	1,228,000	1,249,490

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	3,315,000	3,613,350

CDW LLC/Finance Corp.(a)
04/01/19	8.500%	847,000	869,234

CDW LLC/Finance Corp.(b)
04/01/19	8.500%	8,543,000	8,777,932

Cardtronics, Inc.
09/01/18	8.250%	2,227,000	2,455,268

CommScope, Inc.(a)(b)
01/15/19	8.250%	3,774,000	3,882,503

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	4,579,000	4,899,530

First Data Corp.(a) Senior Secured
08/15/20	8.875%	4,595,000	4,905,162

First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	6,532,000	6,532,000

First Data Corp.(b)
01/15/21	12.625%	9,712,000	9,153,560

Freescale Semiconductor, Inc.(a) Senior Secured
04/15/18	9.250%	4,479,000	4,714,147

Freescale Semiconductor, Inc.(b)
08/01/20	10.750%	1,500,000	1,605,000

Interactive Data Corp.
08/01/18	10.250%	7,900,000	8,749,250

NXP BV/Funding LLC Senior Secured(a)(b)
08/01/18	9.750%	7,211,000	8,184,485

Total			80,179,131

Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	6,778,000	7,421,910

Hertz Corp. (The)(b)
10/15/18	7.500%	2,308,000	2,403,205
01/15/21	7.375%	2,696,000	2,827,430

Total			12,652,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wireless 3.7%
Cricket Communications, Inc.(b)
10/15/20	7.750%	3,200,000	2,928,000

MetroPCS Wireless, Inc.(b)
09/01/18	7.875%	5,370,000	5,450,550

SBA Telecommunications, Inc.
08/15/16	8.000%	4,514,000	4,818,695
08/15/19	8.250%	583,000	632,555

Sprint Capital Corp.
11/15/28	6.875%	45,000	33,413

Sprint Nextel Corp.(a)(b)
11/15/18	9.000%	16,087,000	17,373,960
Senior Unsecured
03/01/17	9.125%	801,000	794,992
11/15/21	11.500%	4,050,000	4,272,750

Sprint Nextel Corp.(b) Senior Unsecured
08/15/17	8.375%	13,434,000	12,896,640

Wind Acquisition Finance SA(a) Senior Secured
02/15/18	7.250%	8,802,000	7,569,720

Wind Acquisition Finance SA(a)(b) Secured
07/15/17	11.750%	3,127,000	2,657,950

Total			59,429,225

Wirelines 5.6%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	18,850,000	19,527,167
03/15/22	5.800%	6,198,000	6,115,598

Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	630,000	631,575

Frontier Communications Corp.(b) Senior Unsecured
03/15/19	7.125%	6,916,000	6,656,650
04/15/22	8.750%	2,820,000	2,841,150

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	2,597,000	2,493,120

Level 3 Communications, Inc. Senior Unsecured(b)
02/01/19	11.875%	5,219,000	5,597,377

Level 3 Financing, Inc.
07/01/19	8.125%	6,018,000	6,018,000

Level 3 Financing, Inc.(a)(b)
07/15/20	8.625%	1,800,000	1,836,000

Level 3 Financing, Inc.(b)
02/01/18	10.000%	5,318,000	5,730,145
04/01/19	9.375%	2,205,000	2,342,813

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

PAETEC Holding Corp.
12/01/18	9.875%	8,065,000	8,851,337
Senior Secured
06/30/17	8.875%	4,845,000	5,208,375

Qwest Corp. Senior Unsecured
12/01/21	6.750%	4,718,000	5,267,732

Windstream Corp.
10/15/20	7.750%	1,850,000	1,850,000

Windstream Corp.(b)
09/01/18	8.125%	935,000	970,063
10/01/21	7.750%	2,470,000	2,476,175

tw telecom holdings, inc.
03/01/18	8.000%	4,798,000	5,205,830

Total			89,619,107

Total Corporate Bonds & Notes (Cost: $1,470,536,061)			1,496,828,092

Senior Loans 1.8%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Automotive 0.1%
Schaeffler AG Tranche C2 Term Loan(c)(g)
01/27/17	6.000%	1,934,000	1,924,330

Brokerage 0.2%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(g)
02/28/19	8.250%	3,812,000	3,834,643

Gaming 0.3%
Caesars Octavius LLC Tranche B Term Loan(c)(g)
04/25/17	9.250%	1,982,000	1,972,090

ROC Finance LLC Tranche B Term Loan(c)(g)
08/19/17	8.500%	1,981,000	1,993,381

Total			3,965,471

Media Non-Cable 0.7%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(g)
03/18/19	7.500%	10,504,000	10,519,756

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Property & Casualty 0.5%
Lonestar Intermediate Super Holdings LLC Term Loan(c)(g)
09/02/19	11.000%	8,420,000	8,551,605

Total Senior Loans (Cost: $28,122,417)			28,795,805

Common Stocks 0.1%
Issuer	Shares	Value ($)

Consumer Discretionary 0.1%
Textiles, Apparel & Luxury Goods 0.1%

Arena Brands, Inc.(d)(e)(h)	111,111	725,555

Total Consumer Discretionary		725,555

Total Common Stocks (Cost: $5,888,888)		725,555

Warrants —%

Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(h)	9,166	559,126

Total Energy		559,126

Total Warrants (Cost: $430,884)		559,126

Limited Partnerships —%
Financials —%
Diversified Financial Services —%

Varde Fund V LP(d)(e)(i)	25,000,000	301,908

Total Financials		301,908

Total Limited Partnerships (Cost: $—)		301,908

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund,
0.161%(j)(k)	35,733,551	35,733,551

Total Money Market Funds (Cost: $35,733,551)		35,733,551

Investments of Cash Collateral Received for Securities on Loan 25.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 1.7%
Atlantis One
08/01/12	0.662%	9,966,633	9,966,633

Kells Funding LLC
06/04/12	0.501%	1,997,361	1,997,361
10/12/12	0.612%	9,969,161	9,969,161

Working Capital Management Co., L.P.
06/11/12	0.240%	4,998,867	4,998,867

Total			26,932,022

Certificates of Deposit 14.0%
ABM AMRO Bank N.V.
06/21/12	0.400%	4,994,894	4,994,894
08/08/12	0.460%	3,995,303	3,995,303

Australia and New Zealand Bank Group, Ltd.
08/07/12	0.650%	5,000,000	5,000,000

Bank of Nova Scotia
07/26/12	0.319%	10,000,000	10,000,000

Banque et Caisse d’Epargne de l’Etat
06/15/12	0.430%	4,994,512	4,994,512

Barclays Bank PLC
07/18/12	0.280%	15,000,000	15,000,000

Credit Suisse
08/30/12	0.300%	10,000,000	10,000,000
10/09/12	0.500%	5,000,000	5,000,000

DZ Bank AG
07/27/12	0.320%	10,000,000	10,000,000

Deutsche Bank AG
09/14/12	0.750%	12,000,000	12,000,000

DnB NOR ASA
09/14/12	0.530%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/25/12	0.240%	15,000,000	15,000,000

Mitsubishi UFJ Trust and Banking Corp.
08/24/12	0.395%	4,000,102	4,000,102
10/12/12	0.530%	10,000,000	10,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	15,000,000	15,000,000

N.V. Bank Nederlandse Gemeenten
06/29/12	0.260%	5,000,000	5,000,000

National Australia Bank
08/16/12	0.339%	6,000,000	6,000,000

Natixis
06/05/12	0.250%	5,000,000	5,000,000

Nordea Bank AB
08/23/12	0.290%	5,000,000	5,000,000

Norinchukin Bank
08/21/12	0.390%	5,000,000	5,000,000
08/22/12	0.390%	10,000,000	10,000,000
10/31/12	0.560%	4,000,000	4,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Rabobank
07/31/12	0.660%	5,000,000	5,000,000

Standard Chartered Bank PLC
10/05/12	0.630%	9,968,077	9,968,077

Sumitomo Mitsui Banking Corp.
06/04/12	0.375%	10,000,000	10,000,000
07/24/12	0.350%	5,000,000	5,000,000

Sumitomo Trust & Banking Co., Ltd.
11/01/12	0.479%	10,000,000	10,000,000

Svenska Handelsbanken
08/30/12	0.580%	8,000,000	8,000,000

Total			222,952,888

Commercial Paper 4.7%
Bank of New Zealand
11/02/12	0.359%	8,000,000	8,000,000

Caisse d’Amortissement de la Dette Sociale
08/10/12	0.531%	4,989,474	4,989,474

Development Bank of Singapore Ltd.
08/02/12	0.551%	7,978,733	7,978,733

DnB NOR
08/30/12	0.489%	5,000,000	5,000,000

Macquarie Bank Ltd.
10/19/12	0.980%	5,000,000	5,000,000

Nordea Bank AB
07/24/12	0.627%	4,984,201	4,984,201
08/14/12	0.592%	4,985,168	4,985,168

Rabobank
07/09/12	0.290%	4,196,955	4,196,955

Skandinaviska Enskilda Banken AB
06/15/12	0.330%	9,994,500	9,994,500
07/17/12	0.300%	4,997,333	4,997,333

Suncorp Metway Ltd.
06/04/12	0.450%	4,996,063	4,996,063
06/05/12	0.460%	3,996,882	3,996,882
06/13/12	0.450%	4,996,063	4,996,063

Total			74,115,372

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Other Short-Term Obligations 0.4%
Natixis Financial Products LLC
06/01/12	0.520%	6,500,000	6,500,000

Repurchase Agreements 4.5%
BNP Paribas Securities Corp. dated 05/31/12, matures 06/01/12, repurchase price $16,109,138(l)
06/01/12	0.210%	16,109,045	16,109,045

Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $10,000,061(l)
06/01/12	0.220%	10,000,000	10,000,000

Goldman Sachs & Co. dated 05/29/12, matures 06/05/12, repurchase price $10,000,264(l)
06/05/12	0.190%	10,000,000	10,000,000

Mizuho Securities USA, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,104(l)
06/01/12	0.250%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,100(l)
06/01/12	0.240%	15,000,000	15,000,000

Nomura Securities dated 05/31/12, matures 06/31/12, repurchase price $5,000,032(l)
06/01/12	0.230%	5,000,000	5,000,000

Total			71,109,045

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $401,609,327)			401,609,327

Total Investments (Cost: $1,942,321,128)			1,964,553,364

Other Assets & Liabilities, Net			(375,003,379)

Net Assets			1,589,549,985

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $605,372,133 or 38.08% of net assets.

(b)	At May 31, 2012, security was partially or fully on loan.

(c)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $5,771,655, representing 0.36% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Arena Brands, Inc.	09/03/92	5,888,888

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 9.300% 07/01/15	08/12/96 - 04/03/02	3,496,345

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 9.300% 07/01/15	12/06/01	1,038,362

Varde Fund V LP	04/27/00 - 06/19/00	—	*

*	The original cost for this position was $25,000,000. From September 29, 2004 through May 7, 2005, $25,000,000 was returned to the Fund in the form of return of capital.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2012, the value of these securities amounted to $5,771,655, which represents 0.36% of net assets.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h)	Non-income producing.

(i)	At May 31, 2012, there was no capital committed to the LLC or LP for future investment.

(j)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(k)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short- Term Cash Fund	94,250,631	874,713,392	(933,230,472)	—	35,733,551	98,340	35,733,551

(l)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.210%)
Ginnie Mae I Pool	14,654,054

Ginnie Mae II Pool	1,777,171

Total market value of collateral securities	16,431,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	50,267

Fannie Mae REMICS	3,958,609

Fannie Mae-Aces	82,117

Freddie Mac Reference REMIC	22,071

Freddie Mac REMICS	5,037,192

Government National Mortgage Association	1,049,744

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,702,191

Freddie Mac Gold Pool	3,401,254

Freddie Mac Non Gold Pool	96,555

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	455,533

Fannie Mae Pool	35,198

Fannie Mae REMICS	7,710,571

Fannie Mae Whole Loan	531,790

FHLMC Structured Pass Through Securities	242,858

Freddie Mac Non Gold Pool	1,063,856

Freddie Mac REMICS	1,011,244

Ginnie Mae II Pool	4,248,950

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,266,746

Fannie Mae REMICS	4,080,442

Fannie Mae-Aces	49,501

Freddie Mac Gold Pool	1,719,874

Freddie Mac REMICS	3,360,198

Government National Mortgage Association	3,347,982

United States Treasury Note/Bond	1,475,360

Total market value of collateral securities	15,300,103

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Abbreviation Legend

PIK	Payment-in-Kind

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	7,723,335	4,744,192	12,467,527

All other industries	—	1,484,360,565	—	1,484,360,565

Total Bonds	—	1,492,083,900	4,744,192	1,496,828,092

Equity Securities

Common Stocks

Consumer Discretionary	—	—	725,555	725,555

Warrants

Energy	—	559,126	—	559,126

Total Equity Securities	—	559,126	725,555	1,284,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Senior Loans	—	28,795,805	—	28,795,805

Limited Partnerships	—	—	301,908	301,908

Money Market Funds	35,733,551	—	—	35,733,551

Investments of Cash Collateral Received for Securities on Loan	—	401,609,327	—	401,609,327

Total Other	35,733,551	430,405,132	301,908	466,440,591

Total	35,733,551	1,923,048,158	5,771,655	1,964,553,364

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds and Limited Partnership Securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the utilization of single market quotations from broker dealers, estimated cash flows of the security and observed yields on securities management deemed comparable. Certain common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Common Stocks ($)	Senior Loans ($)	Limited Partnerships ($)	Total ($)
Balance as of May 31, 2011	6,108,884	725,555	2,237,405	481,925	9,553,769

Accrued discounts/premiums	92,977	—	683	—	93,660

Realized gain (loss)	29,063	—	9,941	—	39,004

Change in unrealized appreciation (depreciation)(a)	(189,105)	—	(12,412)	(180,017)	(381,534)

Sales	(1,297,627)	—	(2,235,617)	—	(3,533,244)

Purchases	—	—	—	—	—

Transfers into Level 3	—	—	—	—	—

Transfers out of Level 3	—	—	—	—	—

Balance as of May 31, 2012	4,744,192	725,555	—	301,908	5,771,655

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(369,122), which is comprised of Corporate Bonds & Notes of $(189,105) and Limited Partnerships of $(180,017).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia High Yield Bond Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $1,504,978,250)	$1,527,210,486

Affiliated issuers (identified cost $35,733,551)	35,733,551

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $330,500,282)	330,500,282

Repurchase agreements (identified cost $71,109,045)	71,109,045

Total investments (identified cost $1,942,321,128)	1,964,553,364

Receivable for:

Investments sold	29,147,195

Capital shares sold	8,395,877

Dividends	3,737

Interest	30,962,270

Reclaims	39,732

Expense reimbursement due from Investment Manager	114

Prepaid expenses	2,145

Total assets	2,033,104,434

Liabilities

Disbursements in excess of cash	2,483

Due upon return of securities on loan	401,609,327

Payable for:

Investments purchased	10,056,728

Investments purchased on a delayed delivery basis	9,068,206

Capital shares purchased	13,739,095

Dividend distributions to shareholders	8,560,621

Investment management fees	24,622

Distribution fees	11,500

Transfer agent fees	150,878

Administration fees	2,820

Plan administration fees	16,567

Compensation of board members	76,284

Other expenses	235,318

Total liabilities	443,554,449

Net assets applicable to outstanding capital stock	$1,589,549,985

Represented by

Paid-in capital	$1,784,995,230

Excess of distributions over net investment income	(17,644,297)

Accumulated net realized loss	(200,033,184)

Unrealized appreciation (depreciation) on:

Investments	22,232,236

Total — representing net assets applicable to outstanding capital stock	$1,589,549,985

* Value of securities on loan	$392,489,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia High Yield Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$1,170,173,009

Shares outstanding	420,487,934

Net asset value per share	$2.78

Maximum offering price per share(a)	$2.92

Class B

Net assets	$34,360,918

Shares outstanding	12,357,371

Net asset value per share	$2.78

Class C

Net assets	$75,595,922

Shares outstanding	27,344,610

Net asset value per share	$2.76

Class I

Net assets	$141,387,565

Shares outstanding	50,908,542

Net asset value per share	$2.78

Class R

Net assets	$7,581,986

Shares outstanding	2,716,332

Net asset value per share	$2.79

Class R3

Net assets	$8,176,164

Shares outstanding	2,922,281

Net asset value per share	$2.80

Class R4

Net assets	$63,275,955

Shares outstanding	22,716,125

Net asset value per share	$2.79

Class R5

Net assets	$8,674,526

Shares outstanding	3,118,168

Net asset value per share	$2.78

Class W

Net assets	$44,832,162

Shares outstanding	16,238,941

Net asset value per share	$2.76

Class Z

Net assets	$35,491,778

Shares outstanding	12,758,473

Net asset value per share	$2.78

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia High Yield Bond Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Interest	$120,909,162
Dividends from affiliates	98,340
Income from securities lending — net	1,234,522
Foreign taxes withheld	(75,684)

Total income	122,166,340

Expenses:
Investment management fees	9,145,657
Distribution fees
Class A	2,973,502
Class B	391,250
Class C	722,522
Class R	35,506
Class R3	18,657
Class W	124,092
Transfer agent fees
Class A	2,044,151
Class B	70,043
Class C	123,922
Class R	12,123
Class R3	3,661
Class R4	31,705
Class R5	5,300
Class W	94,792
Class Z	56,626
Administration fees	1,044,473
Plan administration fees
Class R3	18,657
Class R4	149,353
Compensation of board members	37,225
Custodian fees	27,609
Printing and postage fees	160,597
Registration fees	98,427
Professional fees	61,920
Other	70,015

Total expenses	17,521,785
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(624,232)
Expense reductions	(3,799)

Total net expenses	16,893,754

Net investment income	105,272,586

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,118,944
Swap contracts	80,556

Net realized gain	21,199,500
Net change in unrealized appreciation (depreciation) on:
Investments	(65,543,669)

Net change in unrealized depreciation	(65,543,669)

Net realized and unrealized loss	(44,344,169)

Net increase in net assets resulting from operations	$60,928,417

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia High Yield Bond Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011
Operations

Net investment income	$105,272,586	$127,677,123

Net realized gain	21,199,500	102,850,449

Net change in unrealized appreciation (depreciation)	(65,543,669)	56,329,425

Net increase in net assets resulting from operations	60,928,417	286,856,997

Distributions to shareholders:

Net investment income
Class A	(78,394,473)	(90,917,280)
Class B	(2,280,700)	(4,469,624)
Class C	(4,218,314)	(4,657,740)
Class I	(9,857,220)	(11,700,206)
Class R	(450,338)	(463,539)
Class R3	(478,704)	(420,391)
Class R4	(3,980,659)	(3,984,816)
Class R5	(718,314)	(1,137,533)
Class W	(3,308,902)	(7,470,641)
Class Z	(2,577,130)	(261,629)

Net realized gains
Class A	(1,876,271)	—
Class B	(57,189)	—
Class C	(113,990)	—
Class I	(235,917)	—
Class R	(11,180)	—
Class R3	(11,794)	—
Class R4	(93,095)	—
Class R5	(21,743)	—
Class W	(52,939)	—
Class Z	(24,520)	—

Total distributions to shareholders	(108,763,392)	(125,483,399)

Increase (decrease) in net assets from share transactions	(164,695,402)	(20,448,379)

Proceeds from regulatory settlements (Note 6)	1,441,017	—

Total increase (decrease) in net assets	(211,089,360)	140,925,219

Net assets at beginning of year	1,800,639,345	1,659,714,126

Net assets at end of year	$1,589,549,985	$1,800,639,345

Excess of distributions over net investment income	$(17,644,297)	$(14,355,469)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	112,864,450	309,192,420	104,329,829	287,634,139

Distributions reinvested	20,895,760	57,738,939	21,745,616	60,248,228

Redemptions	(181,351,231)	(501,305,563)	(115,043,383)	(317,311,123)

Net increase (decrease)	(47,591,021)	(134,374,204)	11,032,062	30,571,244

Class B shares

Subscriptions	1,150,608	3,155,548	1,848,125	5,056,098

Distributions reinvested	692,213	1,911,969	1,306,638	3,602,392

Redemptions(a)	(11,449,721)	(32,143,678)	(16,132,801)	(43,845,006)

Net decrease	(9,606,900)	(27,076,161)	(12,978,038)	(35,186,516)

Class C shares

Subscriptions	6,311,968	17,335,256	4,631,176	12,817,398

Distributions reinvested	1,145,821	3,141,975	1,109,589	3,051,784

Redemptions	(6,929,584)	(19,044,090)	(6,117,903)	(16,795,742)

Net increase (decrease)	528,205	1,433,141	(377,138)	(926,560)

Class I shares

Subscriptions	12,007,412	31,760,734	14,882,771	41,376,336

Distributions reinvested	3,659,254	10,092,443	4,298,915	11,897,906

Redemptions	(11,214,728)	(31,317,493)	(28,096,288)	(79,033,588)

Net increase (decrease)	4,451,938	10,535,684	(8,914,602)	(25,759,346)

Class R shares

Subscriptions	1,836,879	5,119,042	1,475,382	4,106,343

Distributions reinvested	70,169	194,556	58,129	161,966

Redemptions	(1,684,103)	(4,693,518)	(1,214,328)	(3,420,132)

Net increase	222,945	620,080	319,183	848,177

Class R3 shares

Subscriptions	685,949	1,895,716	1,664,300	4,566,602

Distributions reinvested	176,476	490,188	152,510	426,379

Redemptions	(518,734)	(1,437,918)	(764,352)	(2,101,842)

Net increase	343,691	947,986	1,052,458	2,891,139

Class R4 shares

Subscriptions	4,524,463	12,455,038	11,607,397	31,608,848

Distributions reinvested	1,473,659	4,072,693	1,458,513	4,048,371

Redemptions	(4,676,597)	(12,898,658)	(8,293,216)	(22,571,716)

Net increase	1,321,525	3,629,073	4,772,694	13,085,503

Class R5 shares

Subscriptions	3,556,635	9,305,033	3,016,866	7,879,509

Distributions reinvested	267,143	739,725	416,365	1,150,645

Redemptions	(4,690,187)	(13,185,134)	(2,502,954)	(7,056,599)

Net increase (decrease)	(866,409)	(3,140,376)	930,277	1,973,555

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	7,806,168	21,624,444	12,807,770	34,412,756

Distributions reinvested	1,224,122	3,361,525	2,779,623	7,632,566

Redemptions	(24,305,157)	(65,428,497)	(22,780,180)	(62,422,756)

Net decrease	(15,274,867)	(40,442,528)	(7,192,787)	(20,377,434)

Class Z shares

Subscriptions	53,995,479	148,647,049	6,325,242	17,768,113

Distributions reinvested	808,536	2,262,083	90,048	255,670

Redemptions	(46,434,840)	(127,737,229)	(2,025,992)	(5,591,924)

Net increase	8,369,175	23,171,903	4,389,298	12,431,859

Total net decrease	(58,101,718)	(164,695,402)	(6,966,593)	(20,448,379)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011	2010	2009	2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30	$2.74	$3.02

Income from investment operations:

Net investment income	0.18	0.20	0.20	0.22	0.22

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31	(0.44)	(0.29)

Total from investment operations	0.11	0.45	0.51	(0.22)	(0.07)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)	(0.22)	(0.21)

Net realized gains	(0.00)(a)	—	—	—	—

Tax return of capital	—	—	—	—	(0.00)(a)

Total distributions to shareholders	(0.19)	(0.20)	(0.20)	(0.22)	(0.21)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)	—	—

Net asset value, end of period	$2.78	$2.86	$2.61	$2.30	$2.74

Total return	3.99%(b)	17.61%	22.80%(b)	(7.04%)	(2.40%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.08%	1.08%	1.09%	1.14%	1.13%

Net expenses after fees waived or expenses reimbursed(d)	1.04%(e)	1.06%	1.03%	1.02%	1.10%

Net investment income	6.54%(e)	7.16%	7.95%	9.85%	7.71%

Supplemental data

Net assets, end of period (in thousands)	$1,170,173	$1,339,628	$1,192,636	$1,003,576	$1,133,625

Portfolio turnover	76%	96%	94%	83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30		$2.74		$3.02

Income from investment operations:

Net investment income	0.16	0.18	0.18		0.20		0.19

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.44)		(0.29)

Total from investment operations	0.09	0.43	0.49		(0.24)		(0.10)

Less distributions to shareholders:

Net investment income	(0.17)	(0.18)	(0.18)		(0.20)		(0.18)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.17)	(0.18)	(0.18)		(0.20)		(0.18)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.78	$2.86	$2.61		$2.30		$2.74

Total return	3.20%(b)	16.71%	21.88%	(b)	(7.77%	)	(3.17%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.84%	1.84%	1.85%		1.90%		1.89%

Net expenses after fees waived or expenses reimbursed(d)	1.79%(e)	1.82%	1.79%		1.78%		1.86%

Net investment income	5.77%(e)	6.45%	7.19%		8.98%		6.92%

Supplemental data

Net assets, end of period (in thousands)	$34,361	$62,820	$91,104		$109,559		$173,555

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.84	$2.59	$2.28		$2.72		$3.00

Income from investment operations:

Net investment income	0.16	0.18	0.18		0.20		0.19

Net realized and unrealized gain (loss)	(0.08)	0.25	0.31		(0.44)		(0.29)

Total from investment operations	0.08	0.43	0.49		(0.24)		(0.10)

Less distributions to shareholders:

Net investment income	(0.16)	(0.18)	(0.18)		(0.20)		(0.18)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.16)	(0.18)	(0.18)		(0.20)		(0.18)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.76	$2.84	$2.59		$2.28		$2.72

Total return	3.20%(b)	16.80%	22.01%	(b)	(7.86%	)	(3.21%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.83%	1.84%	1.85%		1.89%		1.88%

Net expenses after fees waived or expenses reimbursed(d)	1.79%(e)	1.82%	1.79%		1.77%		1.86%

Net investment income	5.79%(e)	6.42%	7.14%		9.11%		6.95%

Supplemental data

Net assets, end of period (in thousands)	$75,596	$76,237	$70,489		$21,579		$18,644

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.60	$2.29		$2.73		$3.02

Income from investment operations:

Net investment income	0.19	0.21	0.21		0.23		0.23

Net realized and unrealized gain (loss)	(0.07)	0.26	0.31		(0.44)		(0.30)

Total from investment operations	0.12	0.47	0.52		(0.21)		(0.07)

Less distributions to shareholders:

Net investment income	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.78	$2.86	$2.60		$2.29		$2.73

Total return	4.38%(b)	18.52%	23.35%	(b)	(6.75%	)	(2.36%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.66%	0.68%	0.68%		0.70%		0.72%

Net expenses after fees waived or expenses reimbursed(d)	0.66%	0.68%	0.63%		0.65%		0.69%

Net investment income	6.91%	7.53%	8.36%		10.34%		8.13%

Supplemental data

Net assets, end of period (in thousands)	$141,388	$132,684	$144,203		$74,333		$72,462

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.87	$2.62	$2.30		$2.74		$3.02

Income from investment operations:

Net investment income	0.17	0.19	0.20		0.21		0.21

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.44)		(0.29)

Total from investment operations	0.10	0.44	0.51		(0.23)		(0.08)

Less distributions to shareholders:

Net investment income	(0.18)	(0.19)	(0.19)		(0.21)		(0.20)

Net realized gains	(0.00)(a)	—	—		—		—

Total distributions to shareholders	(0.18)	(0.19)	(0.19)		(0.21)		(0.20)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.79	$2.87	$2.62		$2.30		$2.74

Total return	3.75%(b)	17.23%	22.79%	(b)	(7.38%	)	(2.75%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.33%	1.36%	1.48%		1.52%		1.51%

Net expenses after fees waived or expenses reimbursed(d)	1.29%(e)	1.35%	1.43%		1.39%		1.25%

Net investment income	6.29%(e)	6.86%	7.46%		9.46%		7.63%

Supplemental data

Net assets, end of period (in thousands)	$7,582	$7,156	$5,690		$14		$9

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R3	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.88	$2.62	$2.31		$2.74		$3.02

Income from investment operations:

Net investment income	0.18	0.20	0.20		0.22		0.22

Net realized and unrealized gain (loss)	(0.08)	0.26	0.31		(0.43)		(0.29)

Total from investment operations	0.10	0.46	0.51		(0.21)		(0.07)

Less distributions to shareholders:

Net investment income	(0.18)	(0.20)	(0.20)		(0.22)		(0.21)

Net realized gains	(0.00)(a)	—	—		—		—

Total distributions to shareholders	(0.18)	(0.20)	(0.20)		(0.22)		(0.21)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.80	$2.88	$2.62		$2.31		$2.74

Total return	3.83%(b)	17.81%	22.56%	(b)	(6.70%	)	(2.47%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.21%	1.21%	1.23%		1.25%		1.26%

Net expenses after fees waived or expenses reimbursed(d)	1.21%	1.21%	1.18%		1.20%		0.99%

Net investment income	6.37%	6.99%	7.81%		11.09%		7.82%

Supplemental data

Net assets, end of period (in thousands)	$8,176	$7,418	$4,003		$1,243		$5

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30		$2.74		$3.01

Income from investment operations:

Net investment income	0.18	0.20	0.21		0.22		0.23

Net realized and unrealized gain (loss)	(0.06)	0.25	0.30		(0.43)		(0.29)

Total from investment operations	0.12	0.45	0.51		(0.21)		(0.06)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)		(0.23)		(0.21)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.19)	(0.20)	(0.20)		(0.23)		(0.21)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.79	$2.86	$2.61		$2.30		$2.74

Total return	4.44%(b)	17.74%	22.92%	(b)	(6.86%	)	(1.87%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.96%	0.96%	0.99%		1.00%		1.02%

Net expenses after fees waived or expenses reimbursed(d)	0.96%	0.96%	0.93%		0.87%		0.76%(e)

Net investment income	6.62%	7.27%	8.05%		10.46%		8.07%(e)

Supplemental data

Net assets, end of period (in thousands)	$63,276	$61,282	$43,406		$2,391		$919

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30		$2.74		$3.02

Income from investment operations:

Net investment income	0.19	0.21	0.21		0.23		0.22

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.44)		(0.28)

Total from investment operations	0.12	0.46	0.52		(0.21)		(0.06)

Less distributions to shareholders:

Net investment income	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Net realized gains	(0.00)(a)	—	—		—		—

Total distributions to shareholders	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.78	$2.86	$2.61		$2.30		$2.74

Total return	4.32%(b)	18.02%	23.22%	(b)	(6.73%	)	(2.06%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.71%	0.73%	0.73%		0.75%		0.78%

Net expenses after fees waived or expenses reimbursed(d)	0.71%	0.72%	0.68%		0.70%		0.75%

Net investment income	6.76%	7.48%	8.18%		10.19%		8.06%

Supplemental data

Net assets, end of period (in thousands)	$8,675	$11,384	$7,958		$4		$5

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.84	$2.59	$2.28		$2.71		$3.00

Income from investment operations:

Net investment income	0.18	0.20	0.20		0.22		0.21

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.43)		(0.30)

Total from investment operations	0.11	0.45	0.51		(0.21)		(0.09)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)		(0.22)		(0.20)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.19)	(0.20)	(0.20)		(0.22)		(0.20)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.76	$2.84	$2.59		$2.28		$2.71

Total return	3.97%(b)	17.65%	22.82%	(b)	(6.91%	)	(2.87%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.11%	1.10%	1.12%		1.16%		1.17%

Net expenses after fees waived or expenses reimbursed(d)	1.05%(e)	1.09%	1.08%		1.10%		1.14%(f)

Net investment income	6.59%(e)	7.16%	7.68%		9.51%		7.59%(f)

Supplemental data

Net assets, end of period (in thousands)	$44,832	$89,506	$100,227		$6,435		$22,510

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$2.85	$2.72

Income from investment operations:

Net investment income	0.18	0.14

Net realized and unrealized gain (loss)	(0.06)	0.12

Total from investment operations	0.12	0.26

Less distributions to shareholders:

Net investment income	(0.19)	(0.13)

Net realized gains	(0.00)(b)	—

Total distributions to shareholders	(0.19)	(0.13)

Proceeds from regulatory settlements	0.00(b)	—

Net asset value, end of period	$2.78	$2.85

Total return	4.59%(c)	9.87%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.80%	0.73%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.78%(g)	0.73%	(e)

Net investment income	6.58%(g)	7.37%	(e)

Supplemental data

Net assets, end of period (in thousands)	$35,492	$12,526

Portfolio turnover	76%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	During the year ended May 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

Annual Report 2012	37

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts for cash management purposes.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the

38	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Swap Contracts ($)
Credit contracts	80,556
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Credit contracts	—

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012

Derivative Instruments	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Sell Protection	29,000,000

Annual Report 2012	39

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the

40	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair

Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the

Annual Report 2012	41

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Board. For the year ended May 31, 2012, other expenses paid to this company were $7,314.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.18

Class C	0.17%
Class R	0.17
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class W	0.19
Class Z	0.15

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $184,341. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $117,797 and is recorded as part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $3,799.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

42	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,597,000 and $8,687,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $953,416 for Class A, $13,855 for Class B and $6,318 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.03%
Class B	1.78
Class C	1.78
Class I	0.69
Class R	1.28
Class R3	1.24
Class R4	0.99
Class R5	0.74
Class W	1.03
Class Z	0.78

Prior to August 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.07%
Class B	1.83
Class C	1.83

Class I	0.70%
Class R	1.50
Class R3	1.25
Class R4	1.00
Class R5	0.75
Class W	1.15
Class Z	0.82

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.70
Class R	1.33
Class R3	1.25
Class R4	1.00
Class R5	0.75
Class W	1.08
Class Z	0.83

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for defaulted bonds, deferral/reversal of

Annual Report 2012	43

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

wash sales losses, investments in partnerships, market discount/premium and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(2,296,660)
Accumulated net realized loss	9,380,124
Paid-in capital	(7,083,464)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$108,763,392	$125,483,399

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,579,378
Undistributed accumulated long-term gain	—
Accumulated realized loss	(215,561,797)
Unrealized appreciation	21,097,795

At May 31, 2012, the cost of investments for federal income tax purposes was $1,943,387,227 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,663,784
Unrealized depreciation	(22,497,647)
Net unrealized appreciation	$21,166,137

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	4,272,668
2017	156,156,882
2018	55,132,247
Total	215,561,797

For the year ended May 31, 2012, $20,856,297 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,169,194,021 and $1,319,912,681, respectively, for the year ended May 31, 2012.

Note 6. Regulatory Settlements

During the year ended May 31, 2012, the Fund received $1,441,017 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

44	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $392,489,300 were on loan, secured by cash collateral of $401,609,327 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 21.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Annual Report 2012	45

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	Annual Report 2012

Columbia High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia High Yield Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	47

Columbia High Yield Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

48	Annual Report 2012

Columbia High Yield Bond Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

Annual Report 2012	49

Columbia High Yield Bond Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

50	Annual Report 2012

Columbia High Yield Bond Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)
Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	51

Columbia High Yield Bond Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

52	Annual Report 2012

Columbia High Yield Bond Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008

Annual Report 2012	53

Columbia High Yield Bond Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

54	Annual Report 2012

Columbia High Yield Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	55

Columbia High Yield Bond Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

56	Annual Report 2012

Columbia High Yield Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	57

Columbia High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6370 AH (7/12)

Annual Report May 31, 2012

Columbia Mid Cap Value Opportunity Fund

Columbia Mid Cap Value Opportunity Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Performance Overview

Performance Summary

>	For the eight-month period that ended May 31, 2012, Columbia Mid Cap Value Opportunity Fund (the fund) Class A shares gained 17.93% excluding sales charges.

>	The fund outperformed the Russell Midcap Value Index, which returned 17.88%.

>	The fund outperformed its benchmark index due nearly exclusively to individual stock selection; sector allocation modestly detracted from relative results during the reporting period.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	8 Months cumulative	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		17.93	-11.48	-2.58	6.91
Including sales charges		11.20	-16.54	-3.73	6.27
Class B	02/14/02
Excluding sales charges		17.34	-12.14	-3.32	6.08
Including sales charges		12.34	-16.53	-3.65	6.08
Class C	02/14/02
Excluding sales charges		17.34	-12.03	-3.30	6.11
Including sales charges		16.34	-12.91	-3.30	6.11
Class I*	03/04/04	18.30	-11.01	-2.10	7.33
Class R*	12/11/06	17.68	-11.63	-2.85	6.62
Class R3*	12/11/06	17.94	-11.48	-2.67	6.82
Class R4	02/14/02	18.15	-11.29	-2.39	7.11
Class R5*	12/11/06	18.26	-11.13	-2.17	7.15
Class W*	12/01/06	18.03	-11.34	-2.53	6.94
Class Z*	09/27/10	18.18	-11.23	-2.45	6.97
Russell Midcap Value Index		17.88	-6.36	-1.41	7.30

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of the midcap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Laton Spahr, CFA

Paul Stocking

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Mid Cap Value Opportunity Fund approved the change of the fund’s fiscal year end from September 30 to May 31. As a result, this report covers the 8-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

For the eight-month period that ended May 31, 2012, the fund’s Class A shares gained 17.93% excluding sales charge. The fund outperformed the Russell Midcap Value Index (Russell Index), which returned 17.88%. The fund outperformed its benchmark index due primarily to individual stock selection; sector allocation modestly detracted from relative results during the reporting period.

Volatility Dominated the U.S. Equity Market

Volatility dominated the U.S. equity market during the reporting period, as investor sentiment swung sharply between “risk-on” and “risk-off.” Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction and by Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news, especially on the U.S. economic front within the key labor, manufacturing and housing markets, to encourage risk taking, buoying stocks to gains. The rally extended and broadened through March, with the first quarter of 2012 proving to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid economic data to raise consumer expectations and restore investor confidence, and real steps seemed to be taken toward resolution of the European sovereign debt crisis. In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

All told, nine of the ten sectors in the Russell Index generated positive absolute returns during the reporting period, led by the consumer discretionary, financials, industrials and materials sectors. The only sector to generate a negative return during the reporting period was telecommunication services. Health care and energy were also weak on a relative basis, but still posted positive returns.

Industrials Aided Results

The fund’s results were boosted most during the reporting period by stock selection and its sizable allocation in the industrials sector, which was among the best performing sectors in the Russell Index during the reporting period. Within the sector, industry positioning proved effective, with an emphasis on electrical equipment, road and rail, and airline companies. Among the broad array of industrials companies that performed well was electrical equipment maker Cooper Industries, JB Hunt Transport Service and US Airways Group.

Similarly in materials and consumer staples, the fund benefited from both sector allocation and stock selection. The fund was slightly overweight materials, which outpaced the Russell Index during the reporting period. An emphasis on the chemicals industry also proved beneficial, with positions in PPG Industries and Eastman Chemical particularly strong performers. The fund had only a modest exposure to consumer staples, which underperformed the Russell Index during the reporting period. Within consumer staples, a position in tobacco company Lorillard added significant value.

Having only a modest exposure to utilities, which lagged the Russell Index during the reporting period, further benefited the fund’s performance.

4	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

Consumer Discretionary Selections Hampered Results

Stock selection in consumer discretionary hurt the fund’s results most, more than offsetting the positive contribution made by its overweighted allocation to this strongly performing sector. More specifically, an emphasis on the media industry, which performed poorly during the reporting period, hurt, with a position in National CineMedia a particular disappointment.

In financials and energy, both stock selection and sector allocation detracted. The fund had only a modest exposure to financials, which was the second best performing sector in the Russell Index during the reporting period. Within the financials sector, an underweighted allocation to real estate investment trusts (REITs), which rallied during the reporting period, hurt. A position in insurance company XL Group also hindered fund performance. The fund had a significant allocation to energy, which was among the weakest sectors in the Russell Index during the reporting period. Within the energy sector, a position in El Paso contributed positively to fund results, with its shares gaining on news of its acquisition by Kinder Morgan. However, positions in several exploration and production companies detracted, including those in Newfield Exploration and QEP Resources.

Stock Performance Led to Modest Sector Allocation Shifts

The fund’s positions in financials and industrials increased during the reporting period, and its exposures to consumer discretionary, energy and telecommunication services decreased.

Among the new purchases made for the fund across a variety of sectors were health care equipment and supply company Zimmer Holdings, electrical equipment and components company Amphenol, insurance company Validus Holdings and information technology services firm Amdocs.

Those positions sold by the fund across a variety of sectors included energy company Newfield Exploration, information technology company Check Point Software Technologies, telecommunication services company Windstream and industrials company Navistar.

Changes in sector weightings during the reporting period were the result of both active trading decisions and individual stock appreciation and depreciation.

Looking Ahead

Entering the summer months of 2012, our view ahead for the U.S. equity markets is a rather balanced one. In our view, relative strength in manufacturing, housing and retail data may not be sustained given that much of the bounce in these figures may well be attributable to the impact of unusually mild winter weather on consumer confidence and consumer spending. Also, there remains a lack of clarity on tax rates and government spending levels, which we do not expect to be resolved until after the November 2012 elections. Internationally, European sovereign debt crises remain an overhang on equity markets. There is also yet no clarity on what kind of landing — hard or soft — China’s economy will experience, but, to date, China’s economic growth continues to decelerate. All that said, we believe the U.S. economy will continue to grow, albeit in the 1.5% to 2.0% range. We further expect corporate earnings growth to continue, though perhaps at a comparatively subdued pace, as shrinking margins may weigh on earnings in the next few

Top Ten Holdings (%) (at May 31, 2012)
Cooper Industries PLC	3.8
CIT Group, Inc.	3.3
Lorillard, Inc.	2.9
Enbridge, Inc.	2.8
Eastman Chemical Co.	2.5
PPG Industries, Inc.	2.2
Watson Pharmaceuticals, Inc.	2.1
XL Group PLC	2.0
Kansas City Southern	1.8
Mylan, Inc.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2012)
Common Stocks	97.3
Consumer Discretionary	11.2
Consumer Staples	6.9
Energy	8.2
Financials	19.4
Health Care	9.8
Industrials	17.3
Information Technology	7.0
Materials	7.2
Telecommunication Services	1.3
Utilities	9.0
Warrants	0.0	(a)
Convertible Bonds	0.2
Limited Partnerships	0.4
Other (b)	2.1

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%,

(b)	Includes investments in Money Market Funds.

quarters. Fears of a global financial meltdown spreading from Europe have subsided, and U.S. equity valuations, while higher than in the summer of 2011, were still below historical averages at the end of May 2012.

Overall, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up, fundamentally-focused strategy.

6	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio) (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,046.10	1,019.10	6.04	5.96	1.18
Class B	1,000.00	1,000.00	1,043.20	1,015.35	9.86	9.72	1.93
Class C	1,000.00	1,000.00	1,043.20	1,015.35	9.86	9.72	1.93
Class I	1,000.00	1,000.00	1,050.10	1,021.20	3.90	3.84	0.76
Class R	1,000.00	1,000.00	1,045.90	1,017.85	7.31	7.21	1.43
Class R3	1,000.00	1,000.00	1,047.10	1,018.45	6.70	6.61	1.31
Class R4	1,000.00	1,000.00	1,048.80	1,019.75	5.38	5.30	1.05
Class R5	1,000.00	1,000.00	1,048.70	1,020.95	4.15	4.09	0.81
Class W	1,000.00	1,000.00	1,047.90	1,019.10	6.04	5.96	1.18
Class Z	1,000.00	1,000.00	1,048.90	1,020.35	4.76	4.70	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)

Consumer Discretionary 11.1%
Auto Components 1.6%

TRW Automotive Holdings Corp.(a)(b)	367,874	14,188,900

Visteon Corp.(b)	282,565	11,302,600

Total		25,491,500

Automobiles 0.6%

Ford Motor Co.(a)	918,218	9,696,382

Diversified Consumer Services 0.6%

Apollo Group, Inc., Class A(b)	97,895	3,115,019

Capella Education Co.(a)(b)	90,843	2,789,788

ITT Educational Services, Inc.(a)(b)	59,651	3,394,142

Total		9,298,949

Hotels, Restaurants & Leisure 1.9%

Darden Restaurants, Inc.(a)	83,568	4,322,973

Penn National Gaming, Inc.(a)(b)	405,140	18,616,183

Royal Caribbean Cruises Ltd.	288,247	6,788,217

Total		29,727,373

Household Durables 0.5%

Newell Rubbermaid, Inc.	459,055	8,446,612

Internet & Catalog Retail 0.6%

Liberty Interactive Corp., Class A(b)	595,432	9,979,440

Leisure Equipment & Products 0.5%

Hasbro, Inc.(a)	242,731	8,597,532

Media 3.3%

DISH Network Corp., Class A	385,227	10,801,765

Interpublic Group of Companies, Inc. (The)	442,193	4,594,385

Liberty Media Corp.(b)	100,368	8,508,196

National CineMedia, Inc.(a)	779,071	10,509,668

Regal Entertainment Group, Class A(a)	577,800	7,944,750

Virgin Media, Inc.(a)	469,039	10,332,929

Total		52,691,693

Multiline Retail 1.5%

Macy's, Inc.	643,836	24,497,960

Total Consumer Discretionary		178,427,441

Consumer Staples 6.8%
Food Products 4.0%

Dean Foods Co.(a)(b)	706,603	11,051,271

Post Holdings, Inc.(b)	301,029	9,051,942

Ralcorp Holdings, Inc.(b)	399,146	25,365,728

Sara Lee Corp.	864,481	18,067,653

Total		63,536,594

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 2.8%

Lorillard, Inc.(a)	371,212	45,881,803

Total Consumer Staples		109,418,397

Energy 8.1%
Energy Equipment & Services 2.5%

C&J Energy Services, Inc.(a)(b)	313,148	5,599,086

McDermott International, Inc.(b)	371,901	3,774,795

Nabors Industries Ltd.(b)	784,071	10,624,162

Noble Corp.(a)(b)	627,004	19,606,415

Total		39,604,458

Oil, Gas & Consumable Fuels 5.6%

Enbridge, Inc.	1,095,259	43,186,062

Kinder Morgan, Inc.	211,234	7,222,089

Pioneer Natural Resources Co.(a)	82,011	7,930,464

QEP Resources, Inc.(a)	367,632	9,676,074

SM Energy Co.	99,306	5,371,462

Whiting Petroleum Corp.(b)	395,005	17,068,166

Total		90,454,317

Total Energy		130,058,775

Financials 19.3%
Capital Markets 1.5%

Invesco Ltd.	1,100,169	23,928,676

Commercial Banks 7.7%

CIT Group, Inc.(b)	1,492,306	51,021,942

Comerica, Inc.(a)	552,907	16,819,431

Fifth Third Bancorp	1,270,055	16,955,234

Huntington Bancshares, Inc.(a)	2,409,161	15,755,913

M&T Bank Corp.(a)	123,162	10,015,534

SunTrust Banks, Inc.	201,249	4,612,627

TCF Financial Corp.(a)	635,814	7,496,247

Total		122,676,928

Diversified Financial Services 0.3%

Pico Holdings, Inc.(a)(b)	214,767	4,759,237

Insurance 6.7%

Assurant, Inc.(a)	208,760	6,968,409

Axis Capital Holdings Ltd.	299,932	9,867,763

Everest Re Group Ltd.	211,975	21,646,887

Lincoln National Corp.(a)	905,725	18,721,336

PartnerRe Ltd.	93,214	6,606,076

Validus Holdings Ltd.	389,332	12,217,238

XL Group PLC	1,563,627	31,929,263

Total		107,956,972

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 3.1%

Boston Properties, Inc.(a)	40,840	4,203,661

Digital Realty Trust, Inc.(a)	73,763	5,220,207

Douglas Emmett, Inc.	235,875	5,047,725

Equity Lifestyle Properties, Inc.(a)	70,509	4,643,723

Equity Residential	129,855	7,934,140

Hospitality Properties Trust	188,756	4,437,654

ProLogis, Inc.	1	27

Rayonier, Inc.	298,849	12,841,542

Taubman Centers, Inc.	71,383	5,210,959

Total		49,539,638

Total Financials		308,861,451

Health Care 9.8%
Health Care Equipment & Supplies 2.3%

Teleflex, Inc.	288,499	17,136,840

Zimmer Holdings, Inc.(a)	334,581	20,292,338

Total		37,429,178

Health Care Providers & Services 2.4%

CIGNA Corp.	525,894	23,092,005

Humana, Inc.	190,115	14,522,885

Total		37,614,890

Life Sciences Tools & Services 1.3%

Agilent Technologies, Inc.	520,322	21,156,293

Pharmaceuticals 3.8%

Mylan, Inc.(b)	1,243,766	26,952,409

Watson Pharmaceuticals, Inc.(b)	469,091	33,441,498

Total		60,393,907

Total Health Care		156,594,268

Industrials 17.2%
Aerospace & Defense 0.9%

Embraer SA, ADR(a)	216,823	6,114,409

L-3 Communications Holdings, Inc.	59,200	4,036,848

Raytheon Co.	94,900	4,775,368

Total		14,926,625

Airlines 1.8%

Delta Air Lines, Inc.(b)	781,895	9,460,930

U.S. Airways Group, Inc.(a)(b)	558,793	7,387,243

United Continental Holdings, Inc.(a)(b)	463,697	11,671,254

Total		28,519,427

Building Products 1.2%

AO Smith Corp.(a)	401,858	18,549,765

Common Stocks (continued)
Issuer	Shares	Value ($)

Construction & Engineering 1.8%

Chicago Bridge & Iron Co. NV	417,779	15,014,977

Jacobs Engineering Group, Inc.(a)(b)	193,335	6,867,259

KBR, Inc.	285,824	7,279,938

Total		29,162,174

Electrical Equipment 4.4%

Cooper Industries PLC	842,426	59,391,033

Rockwell Automation, Inc.(a)	164,767	11,947,255

Total		71,338,288

Machinery 2.9%

AGCO Corp.(b)	322,396	12,963,543

Eaton Corp.(a)	368,820	15,733,861

Parker Hannifin Corp.(a)	211,336	17,274,605

Total		45,972,009

Road & Rail 4.2%

Con-way, Inc.	200,475	7,086,791

JB Hunt Transport Services, Inc.(a)	396,592	22,657,301

Kansas City Southern	420,615	27,752,178

Werner Enterprises, Inc.(a)	386,275	9,401,933

Total		66,898,203

Total Industrials		275,366,491

Information Technology 7.0%
Computers & Peripherals 1.0%

Diebold, Inc.	265,640	9,831,336

NCR Corp.(b)	319,873	6,851,680

Total		16,683,016

Electronic Equipment, Instruments & Components 2.1%

Amphenol Corp., Class A	269,250	14,321,407

Avnet, Inc.(b)	610,130	18,602,864

Total		32,924,271

IT Services 0.7%

Amdocs Ltd.(b)	413,141	11,877,804

Semiconductors & Semiconductor Equipment 3.2%

Advanced Micro Devices, Inc.(a)(b)	1,291,169	7,850,307

LSI Corp.(a)(b)	3,130,127	20,815,345

Microchip Technology, Inc.(a)	535,747	16,618,872

ON Semiconductor Corp.(b)	806,354	5,434,826

Total		50,719,350

Total Information Technology		112,204,441

Materials 7.1%
Chemicals 4.7%

Agrium, Inc.	45,837	3,581,703

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Eastman Chemical Co.(a)	828,271	38,564,298

PPG Industries, Inc.	324,999	33,617,896

Total		75,763,897

Containers & Packaging 0.4%

Rock-Tenn Co., Class A	107,054	5,522,916

Metals & Mining 1.3%

Allegheny Technologies, Inc.	195,180	6,269,182

Freeport-McMoRan Copper & Gold, Inc.	94,745	3,035,630

Nucor Corp.(a)	332,887	11,904,039

Total		21,208,851

Paper & Forest Products 0.7%

Domtar Corp.	148,743	11,767,059

Total Materials		114,262,723

Telecommunication Services 1.3%
Diversified Telecommunication Services 1.3%

CenturyLink, Inc.(a)	521,091	20,437,189

Total Telecommunication Services		20,437,189

Utilities 9.0%
Electric Utilities 3.1%

Entergy Corp.(a)	183,436	11,837,125

FirstEnergy Corp.	1	47

NV Energy, Inc.(a)	404,211	6,992,850

Pepco Holdings, Inc.(a)	494,556	9,426,237

Pinnacle West Capital Corp.	293,463	14,491,203

Xcel Energy, Inc.(a)	217,082	6,082,638

Total		48,830,100

Gas Utilities 0.4%

Questar Corp.	320,232	6,427,056

Multi-Utilities 5.5%

Ameren Corp.	207,518	6,704,907

CenterPoint Energy, Inc.	908,880	18,386,642

DTE Energy Co.	379,494	21,566,644

Sempra Energy	295,659	19,220,792

Wisconsin Energy Corp.(a)	597,989	22,627,904

Total		88,506,889

Total Utilities		143,764,045

Total Common Stocks (Cost: $1,388,719,425)		1,549,395,221

Warrants —%
Issuer	Shares	Value ($)

Energy —%
Oil, Gas & Consumable Fuels —%

Kinder Morgan, Inc.(b)	319,522	728,510

Total Energy		728,510

Total Warrants (Cost: $518,470)		728,510

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	3,746,000	2,673,707

Total Convertible Bonds (Cost: $3,746,000)			2,673,707

Limited Partnerships 0.4%
Issuer	Shares	Value ($)

Financials 0.4%
Capital Markets 0.4%
Lazard Ltd., Class A(a)(c)	255,518	5,892,245

Total Financials		5,892,245

Total Limited Partnerships (Cost: $8,796,063)		5,892,245

Money Market Funds 2.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	33,014,628	33,014,628

Total Money Market Funds (Cost: $33,014,628)		33,014,628

Investments of Cash Collateral Received for Securities on Loan 25.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 1.3%
Antalis US Funding Corp. 06/07/12	0.310%	4,999,699	4,999,699

Atlantis One 10/17/12	0.541%	4,986,275	4,986,275

Rheingold Securitization 06/18/12	0.550%	4,997,555	4,997,555

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Working Capital Management Co., L.P. 06/04/12	0.240%	4,998,900	4,998,900

Total			19,982,429

Certificates of Deposit 13.6%
ABM AMRO Bank N.V. 06/21/12	0.400%	9,989,788	9,989,788

Australia and New Zealand Bank Group, Ltd. 06/11/12	0.580%	5,000,000	5,000,000

Bank of Nova Scotia
07/26/12	0.319%	8,000,000	8,000,000
10/18/12	0.330%	5,000,000	5,000,000

Banque et Caisse d’Epargne de l’Etat 06/15/12	0.430%	9,989,023	9,989,023

Barclays Bank PLC 07/18/12	0.280%	12,000,000	12,000,000

Credit Suisse 08/30/12	0.300%	10,000,000	10,000,000

DZ Bank AG 07/27/12	0.320%	15,000,000	15,000,000

Deutsche Bank AG 09/14/12	0.750%	11,000,000	11,000,000

DnB NOR ASA 09/14/12	0.530%	10,000,000	10,000,000

FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 06/29/12	0.240%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/01/12	0.250%	5,000,000	5,000,000
06/25/12	0.240%	10,000,000	10,000,000

Mitsubishi UFJ Trust and Banking Corp. 10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd. 06/01/12	0.370%	10,000,000	10,000,000

N.V. Bank Nederlandse Gemeenten 06/25/12	0.230%	5,000,000	5,000,000
06/29/12	0.260%	5,000,000	5,000,000

Natixis 06/05/12	0.250%	10,000,000	10,000,000

Nordea Bank AB 08/23/12	0.290%	10,000,000	10,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Norinchukin Bank 08/21/12	0.390%	5,000,000	5,000,000
10/31/12	0.560%	4,000,000	4,000,000

Rabobank 10/26/12	0.515%	5,000,000	5,000,000

Standard Chartered Bank PLC 10/05/12	0.630%	9,968,078	9,968,078

Sumitomo Mitsui Banking Corp. 06/04/12	0.375%	10,000,000	10,000,000

Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.479%	5,000,000	5,000,000

Svenska Handelsbanken 08/30/12	0.580%	7,000,000	7,000,000
09/13/12	0.490%	5,000,000	5,000,000

Total			216,946,889

Commercial Paper 2.6%
Bank of New Zealand 11/02/12	0.359%	5,000,000	5,000,000

Caisse des Depots 08/31/12	0.360%	4,995,400	4,995,400

Development Bank of Singapore Ltd. 08/02/12	0.551%	6,981,391	6,981,391

Macquarie Bank Ltd. 10/19/12	0.980%	5,000,000	5,000,000

Skandinaviska Enskilda Banken AB 06/15/12	0.330%	4,997,250	4,997,250

Suncorp Metway Ltd. 06/05/12	0.460%	4,996,103	4,996,103

The Commonwealth Bank of Australia 08/16/12	0.299%	5,000,000	5,000,000

Westpac Securities NZ Ltd. 08/27/12	0.491%	4,988,771	4,988,771

Total			41,958,915

Repurchase Agreements 7.8%
BNP Paribas Securities Corp. dated 05/31/12, matures 06/01/12, repurchase price $20,464,962(f)	0.210%	20,464,843	20,464,843

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Citibank NA dated 05/31/12, matures 06/01/12, repurchase price $5,000,029(f)	0.210%	5,000,000	5,000,000

Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $5,000,031(f)	0.220%	5,000,000	5,000,000

Goldman Sachs & Co.(f) dated 05/29/12, matures 06/05/12, repurchase price $10,000,264	0.190%	10,000,000	10,000,000

dated 05/31/12, matures 06/01/12, repurchase price $15,000,088	0.210%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $25,000,167(f)	0.240%	25,000,000	25,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $20,000,128(f)	0.230%	20,000,000	20,000,000

Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(f)	0.210%	25,000,000	25,000,000

Total			125,464,843

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $404,353,076)			404,353,076

Total Investments (Cost: $1,839,147,662)			1,996,057,387

Other Assets & Liabilities, Net			(394,719,892)

Net Assets			1,601,337,495

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At May 31, 2012, there was no capital committed to the LLC or LP for future investment.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short- Term Cash Fund	63,013,802	303,796,349	(333,795,523)	—	33,014,628	41,273	33,014,628

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.210%)
Ginnie Mae I Pool	18,616,432

Ginnie Mae II Pool	2,257,708

Total market value of collateral securities	20,874,140

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	2,501,403

Fannie Mae REMICS	1,181,631

Ginnie Mae I Pool	1,416,966

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	25,133

Fannie Mae REMICS	1,979,305

Fannie Mae-Aces	41,059

Freddie Mac Reference REMIC	11,036

Freddie Mac REMICS	2,518,595

Government National Mortgage Association	524,872

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,702,191

Freddie Mac Gold Pool	3,401,254

Freddie Mac Non Gold Pool	96,555

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	12,160,504

Ginnie Mae II Pool	3,139,496

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	2,111,244

Fannie Mae REMICS	6,800,736

Fannie Mae-Aces	82,501

Freddie Mac Gold Pool	2,866,457

Freddie Mac REMICS	5,600,329

Government National Mortgage Association	5,579,970

United States Treasury Note/Bond	2,458,934

Total market value of collateral securities	25,500,171

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	8,714,388

Freddie Mac Gold Pool	4,530,577

Ginnie Mae II Pool	7,155,035

Total market value of collateral securities	20,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total market value of collateral securities	25,500,000

Abbreviation Legend

ADR	American Depositary Receipt

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks
Consumer Discretionary	178,427,441	—	—	178,427,441
Consumer Staples	109,418,397	—	—	109,418,397
Energy	130,058,775	—	—	130,058,775
Financials	308,861,451	—	—	308,861,451
Health Care	156,594,268	—	—	156,594,268
Industrials	275,366,491	—	—	275,366,491
Information Technology	112,204,441	—	—	112,204,441
Materials	114,262,723	—	—	114,262,723
Telecommunication Services	20,437,189	—	—	20,437,189
Utilities	143,764,045	—	—	143,764,045

Warrants
Energy	728,510	—	—	728,510

Total Equity Securities	1,550,123,731	—	—	1,550,123,731

Bonds

Convertible Bonds	—	2,673,707	—	2,673,707

Total Bonds	—	2,673,707	—	2,673,707

Other

Limited Partnerships	5,892,245	—	—	5,892,245

Money Market Funds	33,014,628	—	—	33,014,628

Investments of Cash Collateral Received for Securities on Loan	—	404,353,076	—	404,353,076

Total Other	38,906,873	404,353,076	—	443,259,949

Total	1,589,030,604	407,026,783	—	1,996,057,387

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $1,401,779,958)	$1,558,689,683

Affiliated issuers (identified cost $33,014,628)	33,014,628

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $278,888,233)	278,888,233

Repurchase agreements (identified cost $125,464,843)	125,464,843

Total investments (identified cost $1,839,147,662)	1,996,057,387

Cash	7,255,795

Receivable for:

Investments sold	10,417,397

Capital shares sold	501,377

Dividends	2,961,463

Interest	186,580

Reclaims	85,290

Expense reimbursement due from Investment Manager	111

Total assets	2,017,465,400

Liabilities

Due upon return of securities on loan	404,353,076

Payable for:

Investments purchased	8,810,846

Capital shares purchased	2,318,896

Investment management fees	31,119

Distribution fees	8,544

Transfer agent fees	236,196

Administration fees	2,400

Plan administration fees	69,475

Compensation of board members	94,790

Other expenses	202,563

Total liabilities	416,127,905

Net assets applicable to outstanding capital stock	$1,601,337,495

Represented by

Paid-in capital	$1,846,428,348

Undistributed net investment income	2,347,607

Accumulated net realized loss	(404,340,030)

Unrealized appreciation (depreciation) on:

Investments	156,909,725

Foreign currency translations	(8,155)

Total — representing net assets applicable to outstanding capital stock	$1,601,337,495

* Value of securities on loan	$393,192,933

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$850,819,557

Shares outstanding	112,046,537

Net asset value per share	$7.59

Maximum offering price per share(a)	$8.05

Class B

Net assets	$49,020,398

Shares outstanding	6,767,955

Net asset value per share	$7.24

Class C

Net assets	$31,011,559

Shares outstanding	4,284,939

Net asset value per share	$7.24

Class I

Net assets	$84,959,299

Shares outstanding	11,007,241

Net asset value per share	$7.72

Class R

Net assets	$13,594,273

Shares outstanding	1,807,809

Net asset value per share	$7.52

Class R3

Net assets	$46,639,226

Shares outstanding	6,170,655

Net asset value per share	$7.56

Class R4

Net assets	$241,252,834

Shares outstanding	31,597,387

Net asset value per share	$7.64

Class R5

Net assets	$142,834,639

Shares outstanding	18,668,509

Net asset value per share	$7.65

Class W

Net assets	$3,870

Shares outstanding	506

Net asset value per share	$7.65

Class Z

Net assets	$141,201,840

Shares outstanding	18,318,082

Net asset value per share	$7.71

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Mid Cap Value Opportunity Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$19,570,644	$32,665,623
Interest	93,650	115,362
Dividends from affiliates	41,273	105,694
Income from securities lending — net	965,820	1,064,028
Foreign taxes withheld	(154,025)	(243,359)

Total income	20,517,362	33,707,348

Expenses:
Investment management fees	8,196,564	16,135,473
Distribution fees
Class A	1,557,669	3,114,202
Class B	356,346	890,448
Class C	239,324	468,277
Class R	52,596	93,316
Class R3	87,653	177,082
Class W	6	10
Transfer agent fees
Class A	1,552,153	2,884,903
Class B	88,401	203,432
Class C	60,187	108,737
Class R	26,413	42,991
Class R3	17,141	34,986
Class R4	87,972	199,296
Class R5	45,565	75,735
Class W	6	9
Class Z	237,865	157,903
Administration fees	634,373	1,178,639
Plan administration fees
Class R3	87,653	177,082
Class R4	448,588	973,371
Compensation of board members	6,759	82,332
Custodian fees	10,116	72,901
Printing and postage fees	191,288	233,628
Registration fees	102,969	183,373
Professional fees	48,433	45,060
Other	30,803	102,458

Total expenses	14,166,843	27,635,644
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(774,166)	(59,288)
Expense reductions	—	(100)

Total net expenses	13,392,677	27,576,256

Net investment income	7,124,685	6,131,092

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	64,656,889	202,849,055
Foreign currency translations	2,835	26,543

Net realized gain	64,659,724	202,875,598
Net change in unrealized appreciation (depreciation) on:
Investments	221,359,558	(274,429,830)
Foreign currency translations	(8,155)	—

Net change in unrealized appreciation (depreciation)	221,351,403	(274,429,830)

Net realized and unrealized gain (loss)	286,011,127	(71,554,232)

Net change in net assets resulting from operations	$293,135,812	$(65,423,140)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations

Net investment income	$7,124,685	$6,131,092	$13,954,116

Net realized gain	64,659,724	202,875,598	12,391,684

Net change in unrealized appreciation (depreciation)	221,351,403	(274,429,830)	243,438,537

Net increase (decrease) in net assets resulting from operations	293,135,812	(65,423,140)	269,784,337

Distributions to shareholders:

Net investment income
Class A	(586,260)	(7,355,924)	(16,978,323)
Class B	—	—	(546,735)
Class C	—	—	(305,343)
Class I	(582,198)	(1,338,622)	(791,553)
Class R	—	(61,366)	(180,823)
Class R3	—	(425,673)	(720,607)
Class R4	(552,107)	(3,285,086)	(5,317,307)
Class R5	(636,976)	(1,525,902)	(2,395,401)
Class W	(5)	(25)	(44)
Class Z	(551,466)	(8,179)	—

Total distributions to shareholders	(2,909,012)	(14,000,777)	(27,236,136)

Decrease in net assets from share transactions	(320,203,607)	(482,979,896)	(123,818,934)

Total increase (decrease) in net assets	(29,976,807)	(562,403,813)	118,729,267

Net assets at beginning of year	1,631,314,302	2,193,718,115	2,074,988,848

Net assets at end of year	$1,601,337,495	$1,631,314,302	$2,193,718,115

Undistributed (excess of distributions over) net investment income	$2,347,607	$(2,181,701)	$7,239,196

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	3,951,827	29,961,602	12,116,668	96,205,520	21,685,169	141,876,668

Fund merger	—	—	—	—	28,452,411	196,881,224

Distributions reinvested	75,259	534,338	863,049	6,705,889	2,593,192	16,622,359

Redemptions	(29,024,512)	(218,901,669)	(66,764,741)	(521,234,776)	(81,747,952)	(533,995,945)

Net decrease	(24,997,426)	(188,405,729)	(53,785,024)	(418,323,367)	(29,017,180)	(178,615,694)

Class B shares

Subscriptions	38,232	276,062	180,999	1,366,079	746,349	4,711,558

Fund merger	—	—	—	—	4,967,877	33,139,932

Distributions reinvested	—	—	—	—	85,812	531,175

Redemptions(c)	(1,328,795)	(9,603,771)	(5,980,500)	(46,097,097)	(9,610,558)	(60,256,845)

Net decrease	(1,290,563)	(9,327,709)	(5,799,501)	(44,731,018)	(3,810,520)	(21,874,180)

Class C shares

Subscriptions	331,802	2,380,971	465,281	3,533,090	856,839	5,444,679

Fund merger	—	—	—	—	632,637	4,214,969

Distributions reinvested	—	—	—	—	38,463	237,703

Redemptions	(1,678,179)	(12,221,994)	(1,638,958)	(12,238,889)	(1,824,283)	(11,466,082)

Net decrease	(1,346,377)	(9,841,023)	(1,173,677)	(8,705,799)	(296,344)	(1,568,731)

Class I shares

Subscriptions	1,500,218	10,940,776	1,813,952	14,260,062	595,793	3,991,163

Fund merger	—	—	—	—	9,654,421	67,824,923

Distributions reinvested	80,854	582,152	169,863	1,338,524	121,764	791,468

Redemptions	(5,917,099)	(46,132,656)	(3,285,678)	(26,244,805)	(796,439)	(5,302,334)

Net increase (decrease)	(4,336,027)	(34,609,728)	(1,301,863)	(10,646,219)	9,575,539	67,305,220

Class R shares

Subscriptions	260,472	1,958,752	570,595	4,468,243	620,514	4,023,183

Distributions reinvested	—	—	7,843	60,547	28,278	180,133

Redemptions	(769,763)	(5,897,692)	(662,527)	(5,125,325)	(839,982)	(5,474,647)

Net decrease	(509,291)	(3,938,940)	(84,089)	(596,535)	(191,190)	(1,271,331)

Class R3 shares

Subscriptions	1,010,435	7,621,565	2,990,698	23,375,349	5,390,913	35,102,760

Distributions reinvested	—	—	54,997	425,673	112,771	720,607

Redemptions	(2,686,542)	(20,241,993)	(5,015,001)	(39,393,332)	(3,283,008)	(21,413,184)

Net increase (decrease)	(1,676,107)	(12,620,428)	(1,969,306)	(15,592,310)	2,220,676	14,410,183

Class R4 shares

Subscriptions	4,148,991	31,751,772	10,209,670	80,500,957	14,230,828	94,160,471

Fund merger	—	—	—	—	12,529	87,188

Distributions reinvested	77,429	552,069	420,606	3,284,933	825,651	5,317,192

Redemptions	(11,383,218)	(87,260,754)	(27,587,751)	(226,389,245)	(13,890,578)	(91,611,542)

Net increase (decrease)	(7,156,798)	(54,956,913)	(16,957,475)	(142,603,355)	1,178,430	7,953,309

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares

Subscriptions	3,867,690	29,871,435	5,740,741	45,659,093	6,085,385	40,121,831

Distributions reinvested	80,397	574,035	175,246	1,370,424	325,330	2,098,379

Redemptions	(3,626,148)	(27,998,638)	(7,516,400)	(58,577,262)	(7,930,397)	(52,380,420)

Net increase (decrease)	321,939	2,446,832	(1,600,413)	(11,547,745)	(1,519,682)	(10,160,210)

Class Z shares

Subscriptions	2,805,822	21,429,475	21,991,103	189,023,832	357	2,500

Distributions reinvested	74,787	538,464	936	7,375	—	—

Redemptions	(4,045,975)	(30,917,908)	(2,508,948)	(19,264,755)	—	—

Net increase (decrease)	(1,165,366)	(8,949,969)	19,483,091	169,766,452	357	2,500

Total net decrease	(42,156,016)	(320,203,607)	(63,188,257)	(482,979,896)	(21,859,914)	(123,818,934)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended September 30,
Class A	2012(a)		2011		2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.44		$6.94		$6.15	$7.14	$10.15	$9.12

Income from investment operations:

Net investment income	0.03		0.02		0.04	0.07	0.07	0.06

Net realized and unrealized gain (loss)	1.12		(0.48)		0.83	(0.59)	(2.56)	1.89

Total from investment operations	1.15		(0.46)		0.87	(0.52)	(2.49)	1.95

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.04)		(0.08)	(0.02)	(0.05)	(0.05)

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.00	)(b)	(0.04)		(0.08)	(0.47)	(0.52)	(0.92)

Net asset value, end of period	$7.59		$6.44		$6.94	$6.15	$7.14	$10.15

Total return	17.93%		(6.69%)		14.28%	(4.97%)	(25.62%)	22.74%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.29	%(d)	1.30%		1.20%	1.19%	1.28%	1.23%

Net expenses after fees waived or expenses reimbursed(e)	1.20	%(d)	1.29	%(f)	1.20%	1.19%	1.28%	1.23%

Net investment income	0.55	%(d)	0.22	%(f)	0.62%	1.39%	0.74%	0.58%

Supplemental data

Net assets, end of period (in thousands)	$850,820		$882,934		$1,324,861	$1,351,336	$1,745,361	$2,025,926

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class B	2012(a)		2011		2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.17		$6.67		$5.90	$6.90	$9.84	$8.89

Income from investment operations:

Net investment income (loss)	(0.01)		(0.04)		(0.01)	0.03	(0.01)	(0.02)

Net realized and unrealized gain (loss)	1.08		(0.46)		0.81	(0.58)	(2.46)	1.84

Total from investment operations	1.07		(0.50)		0.80	(0.55)	(2.47)	1.82

Less distributions to shareholders:

Net investment income	—		—		(0.03)	—	—	—

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		—		(0.03)	(0.45)	(0.47)	(0.87)

Net asset value, end of period	$7.24		$6.17		$6.67	$5.90	$6.90	$9.84

Total return	17.34%		(7.50%)		13.65%	(5.88%)	(26.13%)	21.73%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.04	%(c)	2.04%		1.97%	1.96%	2.04%	1.99%

Net expenses after fees waived or expenses reimbursed(d)	1.95	%(c)	2.03	%(e)	1.97%	1.96%	2.04%	1.99%

Net investment income (loss)	(0.19	%)(c)	(0.54	%)(e)	(0.18%)	0.62%	(0.07%)	(0.17%)

Supplemental data

Net assets, end of period (in thousands)	$49,020		$49,737		$92,370	$104,322	$164,380	$306,040

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class C	2012(a)		2011		2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.17		$6.66		$5.91	$6.90	$9.84	$8.89

Income from investment operations:

Net investment income (loss)	(0.01)		(0.04)		(0.01)	0.03	0.00 (b)	(0.02)

Net realized and unrealized gain (loss)	1.08		(0.45)		0.80	(0.57)	(2.46)	1.84

Total from investment operations	1.07		(0.49)		0.79	(0.54)	(2.46)	1.82

Less distributions to shareholders:

Net investment income	—		—		(0.04)	—	(0.01)	—

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		—		(0.04)	(0.45)	(0.48)	(0.87)

Net asset value, end of period	$7.24		$6.17		$6.66	$5.91	$6.90	$9.84

Total return	17.34%		(7.36%)		13.49%	(5.74%)	(26.11%)	21.72%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.04	%(d)	2.05%		1.96%	1.95%	2.03%	1.98%

Net expenses after fees waived or expenses reimbursed(e)	1.95	%(d)	2.04	%(f)	1.96%	1.95%	2.03%	1.98%

Net investment income (loss)	(0.20	%)(d)	(0.52	%)(f)	(0.13%)	0.62%	0.03%	(0.18%)

Supplemental data

Net assets, end of period (in thousands)	$31,012		$34,731		$45,317	$41,952	$54,137	$41,928

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class I	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.56		$7.07	$6.25	$7.26	$10.30	$9.24

Income from investment operations:

Net investment income	0.05		0.06	0.07	0.09	0.10	0.09

Net realized and unrealized gain (loss)	1.15		(0.49)	0.86	(0.60)	(2.58)	1.92

Total from investment operations	1.20		(0.43)	0.93	(0.51)	(2.48)	2.01

Less distributions to shareholders:

Net investment income	(0.04)		(0.08)	(0.11)	(0.05)	(0.09)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.04)		(0.08)	(0.11)	(0.50)	(0.56)	(0.95)

Net asset value, end of period	$7.72		$6.56	$7.07	$6.25	$7.26	$10.30

Total return	18.30%		(6.28%)	15.06%	(4.60%)	(25.25%)	23.18%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.79	%(c)	0.82%	0.73%	0.67%	0.85%	0.80%

Net expenses after fees waived or expenses reimbursed(d)	0.77	%(c)	0.82%	0.73%	0.67%	0.85%	0.80%

Net investment income	0.98	%(c)	0.72%	1.05%	1.83%	1.13%	0.91%

Supplemental data

Net assets, end of period (in thousands)	$84,959		$100,645	$117,621	$44,214	$15,526	$29,272

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R	2012(a)		2011		2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.39		$6.88		$6.11	$7.12	$10.18	$9.96

Income from investment operations:

Net investment income (loss)	0.02		(0.00	)(c)	0.02	0.05	0.05	0.01

Net realized and unrealized gain (loss)	1.11		(0.46)		0.82	(0.58)	(2.56)	1.16

Total from investment operations	1.13		(0.46)		0.84	(0.53)	(2.51)	1.17

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.07)	(0.03)	(0.08)	(0.08)

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		(0.03)		(0.07)	(0.48)	(0.55)	(0.95)

Net asset value, end of period	$7.52		$6.39		$6.88	$6.11	$7.12	$10.18

Total return	17.68%		(6.81%)		13.85%	(5.25%)	(25.87%)	13.00%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.54	%(e)	1.55%		1.53%	1.47%	1.61%	1.67	%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.45	%(e)	1.54	%(g)	1.53%	1.47%	1.61%	1.67	%(e)

Net investment income (loss)	0.31	%(e)	(0.01	%)(g)	0.31%	1.07%	0.60%	0.11	%(e)

Supplemental data

Net assets, end of period (in thousands)	$13,594		$14,799		$16,531	$15,827	$10,457	$287

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R3	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.41		$6.92	$6.14	$7.15	$10.19	$9.96

Income from investment operations:

Net investment income	0.02		0.01	0.04	0.06	0.07	0.04

Net realized and unrealized gain (loss)	1.13		(0.48)	0.83	(0.59)	(2.56)	1.14

Total from investment operations	1.15		(0.47)	0.87	(0.53)	(2.49)	1.18

Less distributions to shareholders:

Net investment income	—		(0.04)	(0.09)	(0.03)	(0.08)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		(0.04)	(0.09)	(0.48)	(0.55)	(0.95)

Net asset value, end of period	$7.56		$6.41	$6.92	$6.14	$7.15	$10.19

Total return	17.94%		(6.84%)	14.22%	(5.07%)	(25.60%)	13.12%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.34	%(d)	1.37%	1.29%	1.22%	1.36%	1.49	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.32	%(d)	1.37%	1.29%	1.22%	1.36%	1.49	%(d)

Net investment income	0.44	%(d)	0.16%	0.55%	1.30%	0.85%	0.57	%(d)

Supplemental data

Net assets, end of period (in thousands)	$46,639		$50,329	$67,911	$46,599	$30,952	$1,378

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R4	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.48		$6.99	$6.19	$7.20	$10.22	$9.19

Income from investment operations:

Net investment income	0.04		0.03	0.05	0.08	0.08	0.07

Net realized and unrealized gain (loss)	1.13		(0.48)	0.85	(0.60)	(2.56)	1.90

Total from investment operations	1.17		(0.45)	0.90	(0.52)	(2.48)	1.97

Less distributions to shareholders:

Net investment income	(0.01)		(0.06)	(0.10)	(0.04)	(0.07)	(0.07)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.01)		(0.06)	(0.10)	(0.49)	(0.54)	(0.94)

Net asset value, end of period	$7.64		$6.48	$6.99	$6.19	$7.20	$10.22

Total return	18.15%		(6.59%)	14.61%	(4.91%)	(25.41%)	22.81%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.09	%(c)	1.12%	1.03%	0.97%	1.13%	1.10%

Net expenses after fees waived or expenses reimbursed(d)	1.07	%(c)	1.12%	1.03%	0.97%	1.13%	1.10%

Net investment income	0.69	%(c)	0.38%	0.80%	1.55%	0.96%	0.68%

Supplemental data

Net assets, end of period (in thousands)	$241,253		$251,200	$389,349	$337,593	$270,774	$157,136

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R5	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.50		$7.01	$6.20	$7.21	$10.23	$9.96

Income from investment operations:

Net investment income	0.05		0.05	0.07	0.09	0.12	0.08

Net realized and unrealized gain (loss)	1.13		(0.48)	0.85	(0.60)	(2.58)	1.14

Total from investment operations	1.18		(0.43)	0.92	(0.51)	(2.46)	1.22

Less distributions to shareholders:

Net investment income	(0.03)		(0.08)	(0.11)	(0.05)	(0.09)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.03)		(0.08)	(0.11)	(0.50)	(0.56)	(0.95)

Net asset value, end of period	$7.65		$6.50	$7.01	$6.20	$7.21	$10.23

Total return	18.26%		(6.38%)	14.97%	(4.65%)	(25.23%)	13.57%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.84	%(d)	0.87%	0.79%	0.72%	0.84%	0.84	%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.82	%(d)	0.87%	0.79%	0.72%	0.84%	0.84	%(d)

Net investment income	0.94	%(d)	0.67%	1.05%	1.82%	1.46%	1.03	%(d)

Supplemental data

Net assets, end of period (in thousands)	$142,835		$119,293	$139,751	$133,143	$65,029	$12

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class W	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.49		$7.00	$6.20	$7.19	$10.20	$9.88

Income from investment operations:

Net investment income	0.03		0.02	0.04	0.07	0.07	0.05

Net realized and unrealized gain (loss)	1.14		(0.48)	0.85	(0.59)	(2.56)	1.22

Total from investment operations	1.17		(0.46)	0.89	(0.52)	(2.49)	1.27

Less distributions to shareholders:

Net investment income	(0.01)		(0.05)	(0.09)	(0.02)	(0.05)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.01)		(0.05)	(0.09)	(0.47)	(0.52)	(0.95)

Net asset value, end of period	$7.65		$6.49	$7.00	$6.20	$7.19	$10.20

Total return	18.03%		(6.69%)	14.43%	(4.96%)	(25.53%)	14.14%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.26	%(d)	1.28%	1.17%	1.07%	1.27%	1.23	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.18	%(d)	1.28%	1.17%	1.07%	1.27%	1.23	%(d)

Net investment income	0.57	%(d)	0.26%	0.67%	1.48%	0.73%	0.66	%(d)

Supplemental data

Net assets, end of period (in thousands)	$4		$3	$4	$3	$4	$5

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010(b)
Per share data

Net asset value, beginning of period	$6.55		$7.07		$7.00

Income from investment operations:

Net investment income	0.04		0.06		0.00	(c)

Net realized and unrealized gain (loss)	1.15		(0.50)		0.07

Total from investment operations	1.19		(0.44)		0.07

Less distributions to shareholders:

Net investment income	(0.03)		(0.08)		—

Total distributions to shareholders	(0.03)		(0.08)		—

Net asset value, end of period	$7.71		$6.55		$7.07

Total return	18.18%		(6.42%)		1.00%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.04	%(e)	1.07%		1.01	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.95	%(e)	1.06	%(g)	1.01	%(e)

Net investment income	0.81	%(e)	0.80	%(g)	4.49	%(e)

Supplemental data

Net assets, end of period (in thousands)	$141,202		$127,642		$3

Portfolio turnover	28%		46%		50%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

32	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are

Annual Report 2012	33

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. For the period ended May 31, 2012, the annualized effective management fee rate was 0.70% of the Fund’s average daily net assets. Prior to July 1, 2011, the rates were an annual fee that declined from 0.700% to 0.475% as assets increased. Also, prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,014,685 for the year ended September 30, 2011. For the year ended September 30, 2011, the effective management fee rate was 0.73% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA which has since been eliminated.

34	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended September 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $5,345 and $12,218, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended September 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011
Class A	0.25%	0.23%
Class B	0.25	0.23
Class C	0.25	0.23
Class R	0.25	0.23
Class R3	0.05	0.05
Class R4	0.05	0.05
Class R5	0.05	0.05
Class W	0.24	0.23
Class Z	0.25	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $100.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Annual Report 2012	35

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,804,000 and $370,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $245,936 for Class A, $20,039 for Class B and $607 for Class C shares for the period ended May 31, 2012 and $583,232 for Class A, $52,332 for Class B and $1,759 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.76
Class R	1.43
Class R3	1.31
Class R4	1.06
Class R5	0.81
Class W	1.18
Class Z	0.93

Prior to December 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.84
Class R	1.51
Class R3	1.39
Class R4	1.14
Class R5	0.89
Class W	1.26
Class Z	1.01

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, investments in limited partnerships, passive foreign investment company (PFIC) holdings, post-October capital losses, and re-characterization of REIT distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do

36	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$313,635
Accumulated net realized loss	(313,635)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$2,909,012	$14,000,777	$27,236,136

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,963,414
Undistributed accumulated long-term gain	—
Accumulated realized loss	(371,869,051)
Unrealized depreciation	119,814,784

At May 31, 2012, the cost of investments for federal income tax purposes was $1,876,151,551 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$199,398,838
Unrealized depreciation	(79,493,002)
Net unrealized appreciation	$119,905,836

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	36,421,936
2018	311,278,301
Total	347,700,237

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the period ended May 31, 2012, $83,547,774 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $24,168,814 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $477,832,743 and $757,523,598, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return

Annual Report 2012	37

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $393,192,933 were on loan, secured by U.S. government and agency securities valued at $36,600 and by cash collateral of $404,353,076 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 20.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a

December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended September 30, 2011.

Note 10. Fund Merger

At the close of business on March 26, 2010, Columbia Mid Cap Value Opportunity Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Select Value Fund. The reorganization was completed after shareholders approved the plan on March 10, 2010. The aggregate net assets of Columbia Mid Cap Value Opportunity Fund immediately before the acquisition were $2,225,388,391 and the combined net assets immediately after the acquisition were $2,527,536,627. The merger was accomplished by a tax-free exchange of 72,308,630 shares of RiverSource Partners Select Value Fund valued at $302,148,236. In exchange for RiverSource Partners Select Value Fund shares and net assets, Columbia Mid Cap Value Opportunity Fund issued the following number of shares:

Shares
Class A	28,452,411
Class B	4,967,877
Class C	632,637
Class I	9,654,421
Class R4	12,529

For financial reporting purposes, net assets received and shares issued by Columbia Mid Cap Value Opportunity Fund were recorded at fair value; however, RiverSource Partners Select Value Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Mid Cap Value Opportunity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The components of RiverSource Partners Select Value Fund’s

38	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$302,148,236
Capital stock	$364,206,596
Excess of distributions over net investment income	$(679,694)
Accumulated net realized loss	$(94,014,816)
Unrealized appreciation	$32,636,150

The financial statements reflect the operations of Columbia Mid Cap Value Opportunity Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Select Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on Oct. 1, 2009, Columbia Mid Cap Value Opportunity Fund’s pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended Sept. 30, 2010 would have been $14.1 million, $49.3 million and $339.5 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	39

Columbia Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Mid Cap Value Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Value Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Mid Cap Value Opportunity Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

40	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January, 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended May 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	41

Columbia Mid Cap Value Opportunity Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

42	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Annual Report 2012	43

Columbia Mid Cap Value Opportunity Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

44	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	45

Columbia Mid Cap Value Opportunity Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds.	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008

46	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2012	47

Columbia Mid Cap Value Opportunity Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mid Cap Value Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

48	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2012	49

Columbia Mid Cap Value Opportunity Fund

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50	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

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Annual Report 2012	51

Columbia Mid Cap Value Opportunity Fund

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52	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	53

Columbia Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6241 P (7/12)

Annual Report May 31, 2012

Columbia Multi-Advisor Small Cap Value Fund

Columbia Multi-Advisor Small Cap Value Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Performance Overview

Performance Summary

>	For the 12-month period that ended May 31, 2012, Columbia Multi-Advisor Small Cap Value Fund (the fund) Class A shares returned -12.30% excluding sales charge.

>	The fund underperformed its benchmark, the Russell 2000 Value Index, which returned -8.28% over the same period.

>	The fund underperformed the Russell Index during the annual period, challenged by the market’s focus on macroeconomic events rather than on company fundamentals.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	06/18/01
Excluding sales charge		-12.30	-0.53	5.88
Including sales charge		-17.38	-1.70	5.27
Class B	06/18/01
Excluding sales charge		-13.20	-1.30	5.22
Including sales charge		-17.54	-1.63	5.22
Class C	06/18/01
Excluding sales charge		-13.01	-1.26	5.23
Including sales charge		-13.88	-1.26	5.23
Class I*	03/04/04	-12.09	-0.10	6.23
Class R*	12/11/06	-12.52	-0.85	5.56
Class R3*	12/11/06	-12.46	-0.53	5.85
Class R4	06/18/01	-12.32	-0.29	6.08
Class R5*	12/11/06	-12.09	-0.14	6.10
Class Z*	09/27/10	-12.13	-0.50	5.90
Russell 2000 Value Index		-8.28	-2.44	5.76

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Barrow Hanley

Donald Smith

MetWest Capital

Turner

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Columbia Multi-Advisor Small Cap Value Fund is managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of May 31, 2012, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) managed approximately 27%, 27%, 26% and 20% of the portfolio, respectively.

For the 12-month period that ended May 31, 2012, the fund’s Class A shares returned -12.30% excluding sales charge. The fund underperformed its benchmark, the Russell 2000 Value Index (Russell Index), which returned -8.28% over the same period. The fund underperformed the Russell Index during the annual period, challenged by the market’s focus on macroeconomic events rather than on company fundamentals.

Small-Cap Equities Impacted By Market Volatility

During the annual period, small-cap stocks rode something of a roller coaster of highs and lows, as the equity market seemed to be focused more on macroeconomic events than on individual company fundamentals, which along with high correlations among stocks, made it difficult for active managers to add value. Indeed, constant news flow regarding the recession, the U.S. debt ceiling, the potential breakup of the euro currency, speculation of sovereign debt defaults and slowing growth in China kept investors cautious for the majority of the annual period, and thus the Russell Index generated a negative return for the 12 months ended May 31, 2012.

Market’s Lack of Focus on Company Fundamentals Challenges Managers

Barrow Hanley: The largest area of detraction and the primary reason for underperformance relative to the Russell Index was a significant underweighting within financials, a top performing sector in the Russell Index. Stock selection within financials began to offset the allocation deficits in the first quarter of 2012. Individual stock selection within industrials also significantly detracted as did an overweighted allocation to the sector. Only modest participation in materials, the only sector within the Russell Index to generate a positive return during the annual period, further detracted from relative performance.

On the positive side, a significant underweighting relative to the Russell Index in energy added the greatest value, although such benefit was mostly offset by the underperformance of the sole holding within the sector, EXCO Resources. The position in EXCO was eliminated by period end. Also providing modest benefit was stock selection in materials. Our portion of the fund had an underweighted position in its sole holding in materials, chemical company PolyOne, which disappointed. Stock selection within information technology proved beneficial, with positions in Mentor Graphics and FARO Technologies strong performers. However, the detracting effect of having a significant overweighting to information technology relative to the Russell Index mostly offset this positive.

Industrials company RSC Holdings was the top individual contributor to our portion of the fund’s results during the annual period. After the company announced an intended acquisition late last year, we took advantage of the stock’s escalation and then sold our portion of the fund’s position. Outdoor retailer Cabela’s was another top contributor during the annual period. ProAssurance, a provider of medical professional liability insurance, also was a strong performer for our portion of the fund during the annual period.

4	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

The largest relative detractor was industrials firm Terex. Vishay Intertechnology, the largest U.S. and European manufacturer of passive electronic components, was another detractor, with its shares declining after disappointing fourth quarter 2011 revenues. Mobile Mini, a leading provider of portable storage solutions, was another top detractor during the annual period.

Donald Smith: Our portion of the fund generated negative absolute returns that underperformed the Russell Index during the annual period. Low price-to-book value stocks, where our portion of the fund focuses, lagged during the annual period given the environment of economic uncertainty and heightened risk aversion that dominated for much of the time. Most of the information technology stocks in our portion of the fund’s portfolio, including Micron Technology, Photronics, Axcelis Technology, Sanmina-SCI and Celestica, experienced double-digit declines during the annual period. Other cyclicals, such as Resolute Forest Products, Dana and Overseas Shipholding, also suffered from disappointing worldwide economic growth. The rise in oil prices raised the fuel costs for the airlines. Our portion of the fund had positions in Air France-KLM, Southwest and JetBlue. While oil prices were rising, natural gas prices were declining, impacting those companies sensitive to natural gas prices, including GenOn Energy, Advantage Oil & Gas and WPX Energy. On the positive side, double-digit gainers for our portion of the fund during the annual period included VOXX International, Dillard’s, Louisiana Pacific, Horace Mann Educators, PNM Resources and Montpelier Re Holdings. In general, insurance and utilities companies, which are less impacted by the economy, performed better than the Russell Index.

MetWest Capital: Our portion of the fund underperformed the Russell Index during the annual period, due primarily to sector allocation. Security selection in a few select sectors also detracted, albeit more modestly.

An underweighted allocation to financials, the second-best performing sector in the Russell Index during the annual period, and an overweighted exposure to health care, which was challenged by regulatory and budgetary concerns, detracted from results. Security selection in financials, health care and consumer discretionary also hurt our portion of the fund’s relative results. Within financials, a lack of exposure to real estate investment trusts (REITs) detracted most from relative performance, as it was one of the best performing industries within the sector.

On the positive side, stock selection in energy and consumer staples added value to relative returns. Underweighted positions in energy and materials, each of which lagged the Russell Index during the annual period given declining commodity prices, also proved beneficial. It is important to note that our relative sector weights result from bottom-up security selection rather than top-down tactical allocation decisions. During the annual period, the commodity-driven energy and materials sectors generated negative absolute returns, while the defensive consumer staples sector provided a positive absolute return in a down market. Within energy, an underweight in the oil, gas and consumable fuel industry boosted results. In consumer staples and materials, our portion of the fund’s lack of exposure to the beverages and non-ferrous metals industries, respectively, contributed most to relative outperformance.

From an individual stock perspective, the holdings that contributed most positively to our portion of the fund’s results were Asian-inspired restaurant operator P.F. Chang’s China Bistro, children’s apparel company Carter’s and commercial bank CVB Financial. The holdings that detracted most from our portion of the fund’s results during the annual period were educational materials supplier School Specialty, home

TOP TEN HOLDINGS (%) (at May 31, 2012)
JetBlue Airways Corp.	2.2
MI Developments, Inc.	2.2
Platinum Underwriters Holdings Ltd.	2.0
Celestica, Inc.	1.5
Dillard’s, Inc., Class A	1.5
Montpelier Re Holdings Ltd.	1.5
Ingram Micro, Inc., Class A	1.2
Cabela’s, Inc.	1.2
Prosperity Bancshares, Inc.	1.2
Men’s Wearhouse, Inc. (The)	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at May 31, 2012)
Common Stocks
Consumer Discretionary	14.9
Consumer Staples	2.0
Energy	4.2
Financials	25.3
Health Care	4.7
Industrials	19.5
Information Technology	15.5
Materials	3.2
Telecommunication Services	0.2
Utilities	2.8
Other(a)	7.7

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

health care and hospice service provider Amedisys and film and video editing solutions provider Avid Technology. Shares of Amedisys declined during the annual period, as the company’s earnings were cut significantly due to changes in the health care reimbursement policy. We exited the position, as we saw no credible path for earnings recovery for the home health care industry within our investment horizon.

Turner: Our portion of the fund generated a negative absolute return that modestly outperformed that of the Russell Index during the annual period. For the annual period overall, the strongest contributing market sectors to our strategy were utilities, financials and information technology, where stock selection in each drove outperformance relative to the Russell Index. The greatest detractor from our portion of the fund’s results was weaker stock selection in the consumer discretionary, energy and materials sectors. Within consumer discretionary, holdings in the personnel services, gaming and airline industries underperformed. In energy, holdings in the oil and gas production and coal industries lagged. Within materials, weakness in the specialty chemicals industry hampered results.

In our portion of the Fund, we use quantitative techniques and thus stock selection is not a result of a fundamental process. With this in mind, the three stocks that contributed most to relative performance during the annual period were MGIC Investment, Petroleum Development and United Rentals. The three stocks that detracted most from relative results were Patriot Coal, AK Steel Holding and Harvest Natural Resources. All of these positions were eliminated by the end of the reporting period.

Shifting Market Conditions Drive Buy and Sell Decisions

Barrow Hanley: As pressure on stock prices intensified in August and September 2011, we gradually stepped up our “cannibalization” of our portion of the fund’s portfolio. We liquidated or scaled back many of the best performing stocks, as measured on a year-to-date basis through September 30, 2011, and significantly increased positions in others that were among the worst performers of the third calendar quarter. We favored stocks with higher expected relative returns. The changes made during the third and fourth quarters of 2011 positioned our portion of the fund more aggressively relative to the pro-cyclical environment that we believe continues to emerge. An essential part of our focus during significant market declines involves restructuring the portfolio in an effort to maximize its relative return potential. Simply put, we increased holdings where share price declines represented the highest risk-adjusted return opportunities, while at the same time funding them from holdings that had become relatively less attractive as a result of superior performance. In our view, by the end of the annual period, the portfolio was better positioned with companies that have what we consider to be superior business models and growth prospects.

In implementing this strategy, based completely on individual stock selection, we increased our portion of the fund’s exposures to industrials, financials and energy during the annual period. At the end of the annual period, our portion of the fund was significantly overweight versus the Russell Index in industrials, information technology and consumer discretionary and significantly underweight financials. Our portion of the fund had no exposure to utilities, consumer staples and telecommunication services, as stocks within these sectors had not conformed to our stringent buying requirements.

Donald Smith: We eliminated our portion of the fund’s holdings in Banner, Head NV, Louisiana Pacific, Pinnacle West Capital, Semiconductor Manufacturing and VOXX International during the annual period. We also reduced positions in stocks that had enjoyed substantial appreciation taking profits. These included Dillard’s,

6	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

MI Developments, Montpelier Re Holdings, PNM Resources and Tesoro. We increased existing fund positions in Alliance One International, Celestica, GenOn Energy, Ingram Micro, Photronics, Platinum Underwriters and Resolute Forest Products. We initiated new fund positions in several names. Advantage Oil & Gas is a Canadian exploration and production gas company that, in our view, is positioned to benefit from rising natural gas prices. WPX Energy, also primarily a gas exploration and production company, was spun out from Williams in 2011. We expect that natural gas prices will rise over the long term; the Brent crude/gas price ratio of more than 40/1 has averaged about 8/1 historically. Aircastle is an aircraft leasing company that we purchased at 57% of tangible book value and a 5.4% yield. Horace Mann Educators sells insurance products primarily to teachers. We purchased this company’s stock at a large discount to its current book value. RadioShack is undergoing a product mix shift to wireless devices, which now account for more than 50% of its sales. As customers become more aware of the company’s new offerings, then sales and earnings, we feel, should rebound.

MetWest Capital: Despite considerable market volatility, turnover within our portion of the fund remained consistent with our long-term investment perspective. During the annual period, we established new positions in Ascena Retail Group, a leading national specialty retailer of women’s and “tween” girls’ apparel, and in Dril-Quip, which designs, manufactures and markets highly engineered offshore drilling and production equipment for the oil and gas industry. Short-term weakness and a narrow focus on just one of Ascena Retail Group’s brands provided us with an opportunity to invest in the company at a considerable discount to our estimate of its intrinsic value. As for Dril-Quip, economic malaise and a decline in crude oil prices provided us with an opportunity to invest in this high quality company at a significant discount. We sold our portion of the fund’s position in Entegris, a supplier of critical products used in the manufacture of semiconductors, during the first quarter of 2012 as it approached our estimate of intrinsic value. In June 2011, strategic buyer Applied Materials offered to buy Varian Semiconductor Equipment Associates at a substantial premium, due in large part to its expertise in the ion implementation machinery market. We sold our portion of the fund’s position in Varian Semiconductor Equipment Associates as its stock price approached the deal price.

As a result of these and other trades as well as stock price movements, our portion of the fund’s exposure to financials and energy increased and its allocations to consumer discretionary and information technology decreased. At the end of the annual period, our portion of the fund was underweight relative to the Russell Index in financials, utilities and materials and overweight relative to the Russell Index in consumer discretionary, industrials, health care and information technology. Our portion of the fund held positions rather neutral to the Russell Index in consumer staples, energy and telecommunication services at the end of the annual period. As always, sector weightings were a by-product of our bottom-up stock selection process and not the result of tactical allocation decisions.

Turner: As our portion of the fund is managed using quantitative techniques, turnover of individual names is driven by optimization and not individual stock fundamental reasons. That said, during the annual period, our portion of the fund’s exposure to consumer staples and materials increased and its allocations to utilities and financials decreased. With these changes, at the end of the annual period, our portion of the fund was overweight health care and consumer staples relative to the Russell Index and underweight utilities, financials and industrials. Our portion of the fund held exposures relatively neutral to the Russell Index in information technology, consumer discretionary, energy and materials.

Annual Report 2012	7

Columbia Multi-Advisor Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Barrow Hanley: We intend to continue to position our portion of the fund’s portfolio in those securities we feel are most undervalued and that have the most potential upside, as we have done for some time now. We remain cognizant that a slowdown in global economic growth remains a considerable risk to performance going forward.

Donald Smith: As bottom-up investors, we do not base our strategy on any macroeconomic view. That said, at the end of the annual period, our portion of the fund, in our view, remained attractively valued based on the key valuation metrics we monitor, such as price/book value, price/revenues and price/earnings on normalized earnings. Our portion of the fund’s price/tangible book value of 68% at the end of the annual period, for example, was less than one-third that of the Russell Index and one-fifth that of the S&P 500 Index. At the end of the annual period, our portion of the fund was most heavily focused on select companies within the insurance, information technology and airlines industries.

MetWest Capital: At the end of the annual period, our portion of the fund was intended to be positioned for slightly elevated but slow economic growth — approximately 2% to 3% GDP — over the long term. Given this perspective, if the economy experiences either strong growth or a contraction, the portfolio may underperform. Our investment process is driven by bottom-up, company-focused research and stock selection. We remain committed to seeking out high quality businesses in great industries that trade at discounts to intrinsic value and possess catalysts to unlock that value within our multi-year investment horizon. Regardless of what the markets may bring, these businesses, in our view, should provide opportunities for superior investment returns.

Turner: In managing our portion of the fund, we believe that outperformance relative to the Russell Index may best be achieved by identifying the characteristics that drive future price outperformance and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we intend to continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

8	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

Annual Report 2012	9

Columbia Multi-Advisor Small Cap Value Fund

Understanding Your Fund’s Expenses (continued)

(Unaudited)

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.40	1,017.50	7.63	7.57	1.50
Class B	1,000.00	1,000.00	1,029.20	1,013.75	11.41	11.33	2.25
Class C	1,000.00	1,000.00	1,031.20	1,013.75	11.43	11.33	2.25
Class I	1,000.00	1,000.00	1,034.70	1,019.50	5.60	5.55	1.10
Class R	1,000.00	1,000.00	1,032.60	1,016.25	8.89	8.82	1.75
Class R3	1,000.00	1,000.00	1,034.00	1,016.65	8.49	8.42	1.67
Class R4	1,000.00	1,000.00	1,033.50	1,017.90	7.22	7.16	1.42
Class R5	1,000.00	1,000.00	1,035.10	1,019.20	5.90	5.86	1.16
Class Z	1,000.00	1,000.00	1,034.80	1,018.75	6.36	6.31	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 0.95% for Class I, 1.65% for Class R, 1.50% for Class R3, 1.25% for Class R4, 1.00% for Class R5 and 1.15% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change becomes effective August 1, 2012. If this change had been in place for the entire six month period ended May 31, 2012, the actual expenses paid would have been $7.12 for Class A, $10.91 for Class B, $10.92 for Class C, $4.83 for Class I, $8.38 for Class R, $7.63 for Class R3, $6.35 for Class R4, $5.09 for Class R5 and $5.85 for Class Z; the hypothetical expenses paid would have been $7.06 for Class A, $10.83 for Class B, $10.83 for Class C, $4.80 for Class I, $8.32 for Class R, $7.57 for Class R3, $6.31 for Class R4, $5.05 for Class R5 and $5.81 for Class Z.

10	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 91.2%
Issuer	Shares	Value ($)

Consumer Discretionary 14.7%
Auto Components 2.3%

American Axle & Manufacturing Holdings, Inc.(a)(b)	246,200	2,279,812

Cooper Tire & Rubber Co.(b)	27,090	419,353

Dana Holding Corp.(b)	217,619	2,898,685

Gentex Corp.(b)	74,400	1,659,120

Total		7,256,970

Automobiles 0.4%

Thor Industries, Inc.(b)	44,500	1,368,375

Distributors 0.1%

Core-Mark Holding Co., Inc.	8,360	363,576

Diversified Consumer Services 0.1%

School Specialty, Inc.(a)(b)	118,000	355,180

Hotels, Restaurants & Leisure 1.4%

Bob Evans Farms, Inc.(b)	11,460	464,588

Brinker International, Inc.(b)	15,340	495,635

Jack in the Box, Inc.(a)(b)	20,840	538,714

Orient-Express Hotels Ltd.(a)	49,420	417,105

Papa John’s International, Inc.(a)	10,140	471,713

PF Chang’s China Bistro, Inc.(b)	21,200	1,086,924

Six Flags Entertainment Corp.	15,500	707,265

WMS Industries, Inc.(a)(b)	18,070	370,977

Total		4,552,921

Household Durables 1.3%

Beazer Homes U.S.A., Inc.(a)(b)	103,650	270,527

Ethan Allen Interiors, Inc.(b)	27,000	607,770

Ryland Group, Inc. (The)	28,180	630,105

Standard Pacific Corp.(a)(b)	67,520	348,403

Whirlpool Corp.	33,400	2,066,792

Total		3,923,597

Leisure Equipment & Products 0.7%

Brunswick Corp.	101,200	2,216,280

Media 0.4%

Cinemark Holdings, Inc.	12,360	285,022

John Wiley & Sons, Inc., Class A	23,700	1,078,350

Total		1,363,372

Multiline Retail 1.5%

Dillard’s, Inc., Class A(b)	63,779	4,288,500

Fred’s, Inc., Class A(b)	23,940	329,175

Total		4,617,675

Specialty Retail 5.4%

Aaron’s, Inc.	47,000	1,247,850

Aeropostale, Inc.(a)	69,500	1,285,750

Common Stocks (continued)
Issuer	Shares	Value ($)

Ascena Retail Group, Inc.(a)	71,000	1,344,030

Cabela’s, Inc.(a)(b)	98,500	3,480,990

Coldwater Creek, Inc.(a)(b)	83,190	69,048

Group 1 Automotive, Inc.(b)	18,500	968,660

JOS A Bank Clothiers, Inc.(a)(b)	25,500	1,131,180

Men’s Wearhouse, Inc. (The)(b)	93,160	3,352,829

OfficeMax, Inc.(a)(b)	332,500	1,619,275

RadioShack Corp.(b)	368,000	1,707,520

Rent-A-Center, Inc.(b)	9,820	330,639

Select Comfort Corp.(a)	15,520	424,627

Total		16,962,398

Textiles, Apparel & Luxury Goods 1.1%

Carter’s, Inc.(a)(b)	19,500	1,051,635

Jones Group, Inc. (The)(b)	255,710	2,465,044

Total		3,516,679

Total Consumer Discretionary		46,497,023

Consumer Staples 2.0%
Food & Staples Retailing 0.1%

Rite Aid Corp.(a)(b)	142,110	184,743

Food Products 1.4%

Hain Celestial Group, Inc. (The)(a)(b)	9,460	524,936

J&J Snack Foods Corp.	17,500	963,725

Post Holdings, Inc.(a)	11,200	336,784

Ralcorp Holdings, Inc.(a)	18,500	1,175,675

Sanderson Farms, Inc.	9,700	532,918

Snyders-Lance, Inc.(b)	18,760	483,820

TreeHouse Foods, Inc.(a)	7,540	429,855

Total		4,447,713

Personal Products 0.1%

Elizabeth Arden, Inc.(a)(b)	13,020	448,669

Tobacco 0.4%

Alliance One International, Inc.(a)(b)	151,443	434,642

Universal Corp.	6,260	282,764

Vector Group, Ltd.(b)	23,510	390,266

Total		1,107,672

Total Consumer Staples		6,188,797

Energy 4.2%
Energy Equipment & Services 1.3%

Dril-Quip, Inc.(a)(b)	12,200	739,198

Exterran Holdings, Inc.(a)(b)	37,370	431,250

Hornbeck Offshore Services, Inc.(a)(b)	9,420	314,534

Oceaneering International, Inc.(b)	13,000	600,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Parker Drilling Co.(a)	273,500	1,337,415

Tetra Technologies, Inc.(a)	83,500	533,565

Total		3,956,822

Oil, Gas & Consumable Fuels 2.9%

Advantage Oil & Gas Ltd.(a)	304,421	843,246

Berry Petroleum Co., Class A(b)	50,300	1,957,173

Comstock Resources, Inc.(a)(b)	27,820	415,909

Delek U.S. Holdings, Inc.(b)	27,030	435,453

Energy Partners Ltd.(a)(b)	72,800	1,149,512

Oasis Petroleum, Inc.(a)(b)	31,000	796,390

Overseas Shipholding Group, Inc.(b)	118,740	1,296,641

Rex Energy Corp.(a)(b)	41,380	416,283

Tesoro Corp.(a)	48,313	1,068,683

USEC, Inc.(a)(b)	158,881	114,744

WPX Energy, Inc.(a)	52,268	766,772

Total		9,260,806

Total Energy		13,217,628

Financials 25.0%

Capital Markets 2.9%

Duff & Phelps Corp., Class A(b)	116,100	1,654,425

E*Trade Financial Corp.(a)	190,000	1,613,100

Eaton Vance Corp.(b)	60,500	1,472,570

Janus Capital Group, Inc.(b)	337,200	2,461,560

KBW, Inc.(b)	26,050	422,270

Knight Capital Group, Inc., Class A(a)	27,450	345,047

Stifel Financial Corp.(a)(b)	39,000	1,239,810

Total		9,208,782

Commercial Banks 8.1%

Associated Banc-Corp.	133,000	1,683,780

Banco Latinoamericano de Comercio Exterior SA, Class E	25,460	496,470

BancorpSouth, Inc.	32,200	434,378

BBCN Bancorp, Inc.(a)(b)	168,917	1,822,614

Boston Private Financial Holdings, Inc.(b)	47,650	429,803

Cathay General Bancorp(b)	155,730	2,582,003

Community Bank System, Inc.(b)	13,173	350,534

CVB Financial Corp.(b)	138,000	1,502,820

First Commonwealth Financial Corp.(b)	63,240	396,515

First Financial Bancorp(b)	22,500	345,600

First Midwest Bancorp, Inc.	41,380	417,524

Glacier Bancorp, Inc.(b)	139,010	1,994,793

Hancock Holding Co.	74,370	2,267,541

Common Stocks (continued)
Issuer	Shares	Value ($)

National Penn Bancshares, Inc.(b)	39,600	352,836

PacWest Bancorp(b)	18,670	425,863

Prosperity Bancshares, Inc.(b)	80,060	3,420,163

SVB Financial Group(a)(b)	7,910	471,911

Synovus Financial Corp.(b)	1,264,800	2,415,768

TCF Financial Corp.	36,380	428,920

United Bankshares, Inc.(b)	13,580	347,920

Webster Financial Corp.(b)	16,740	339,320

Wintrust Financial Corp.(b)	15,160	515,592

Zions Bancorporation(b)	113,000	2,150,390

Total		25,593,058

Consumer Finance 0.1%

Nelnet, Inc., Class A(b)	17,110	399,347

Insurance 7.3%

American National Insurance Co.	27,300	1,865,136

First American Financial Corp.(b)	26,130	411,809

Flagstone Reinsurance Holdings SA(b)	247,550	1,829,394

Hanover Insurance Group, Inc. (The)	9,920	386,979

Horace Mann Educators Corp.	181,700	3,108,887

Infinity Property & Casualty Corp.	8,485	455,305

Montpelier Re Holdings Ltd.(b)	203,928	4,258,017

Platinum Underwriters Holdings Ltd.(b)	161,005	5,844,481

ProAssurance Corp.	25,290	2,229,061

Selective Insurance Group, Inc.	25,540	431,626

StanCorp Financial Group, Inc.(b)	39,000	1,357,590

Stewart Information Services Corp.(b)	29,120	402,730

Tower Group, Inc.(b)	17,070	335,084

Total		22,916,099

Real Estate Investment Trusts (REITs) 3.7%

American Assets Trust, Inc.	20,130	454,737

American Campus Communities, Inc.	6,210	272,619

BioMed Realty Trust, Inc.(b)	18,430	332,661

CBL & Associates Properties, Inc.(b)	24,550	428,643

Colonial Properties Trust(b)	18,670	395,991

Colony Financial, Inc.(b)	25,750	432,600

Coresite Realty Corp.(b)	17,690	421,906

CubeSmart(b)	19,380	219,188

DCT Industrial Trust, Inc.(b)	83,063	483,427

DiamondRock Hospitality Co.	116,190	1,154,928

DuPont Fabros Technology, Inc.(b)	18,010	459,075

EastGroup Properties, Inc.(b)	7,870	390,116

Entertainment Properties Trust(b)	8,200	338,414

Equity Lifestyle Properties, Inc.	5,100	335,886

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

FelCor Lodging Trust, Inc.(a)(b)	83,910	348,226

Hatteras Financial Corp.(b)	9,920	283,216

Healthcare Realty Trust, Inc.(b)	21,220	464,294

Highwoods Properties, Inc.(b)	14,510	468,093

Invesco Mortgage Capital, Inc.	21,460	389,284

LaSalle Hotel Properties	14,370	396,325

National Retail Properties, Inc.(b)	12,710	336,688

Omega Healthcare Investors, Inc.(b)	20,130	424,944

Post Properties, Inc.	9,330	451,665

Resource Capital Corp.(b)	66,110	353,027

Starwood Property Trust, Inc.	21,000	420,840

Sunstone Hotel Investors, Inc.(a)	40,610	406,506

Two Harbors Investment Corp.	47,320	489,289

Washington Real Estate Investment Trust(b)	14,590	410,563

Total		11,763,151

Real Estate Management & Development 2.5%

Jones Lang LaSalle, Inc.	24,000	1,740,000

MI Developments, Inc.	190,205	6,202,585

Total		7,942,585

Thrifts & Mortgage Finance 0.4%

Dime Community Bancshares, Inc.(b)	25,820	337,209

Ocwen Financial Corp.(a)	28,750	460,863

Provident Financial Services, Inc.(b)	30,680	427,986

Total		1,226,058

Total Financials		79,049,080

Health Care 4.7%
Health Care Equipment & Supplies 1.5%

Cantel Medical Corp.(b)	18,140	396,540

CONMED Corp.	15,200	407,208

Integra LifeSciences Holdings Corp.(a)	11,780	418,308

NuVasive, Inc.(a)	23,500	464,360

STERIS Corp.(b)	62,500	1,866,250

Thoratec Corp.(a)	8,400	254,856

West Pharmaceutical Services, Inc.	8,900	425,420

Wright Medical Group, Inc.(a)(b)	22,430	443,890

Total		4,676,832

Health Care Providers & Services 1.6%

AMN Healthcare Services, Inc.(a)(b)	199,000	1,194,000

Healthsouth Corp.(a)	174,270	3,335,528

Mmodal, Inc.(a)	37,920	476,654

Total		5,006,182

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 1.3%

Bio-Rad Laboratories, Inc., Class A(a)	12,500	1,245,125

Charles River Laboratories International, Inc.(a)	48,000	1,602,240

Covance, Inc.(a)(b)	29,500	1,368,800

Total		4,216,165

Pharmaceuticals 0.3%

Impax Laboratories, Inc.(a)(b)	20,140	417,502

Medicis Pharmaceutical Corp., Class A(b)	12,890	465,329

Total		882,831

Total Health Care		14,782,010

Industrials 19.3%
Aerospace & Defense 0.5%

American Science & Engineering, Inc.	6,000	290,700

Esterline Technologies Corp.(a)	3,420	220,898

Hexcel Corp.(a)(b)	14,520	353,998

Moog, Inc., Class A(a)(b)	10,275	390,655

Triumph Group, Inc.(b)	4,130	247,139

Total		1,503,390

Air Freight & Logistics 1.2%

Atlas Air Worldwide Holdings, Inc.(a)(b)	9,100	413,322

Forward Air Corp.(b)	98,600	3,128,578

UTi Worldwide, Inc.	22,200	347,208

Total		3,889,108

Airlines 3.4%

Air France-KLM, ADR(a)(b)	286,770	1,221,640

Alaska Air Group, Inc.(a)	12,620	432,866

Allegiant Travel Co.(a)(b)	7,310	474,054

JetBlue Airways Corp.(a)(b)	1,217,629	6,368,200

Southwest Airlines Co.	191,357	1,727,957

Spirit Airlines, Inc.(a)	18,530	381,903

Total		10,606,620

Building Products 2.1%

AAON, Inc.(b)	5,650	105,881

Gibraltar Industries, Inc.(a)(b)	117,126	1,197,028

Lennox International, Inc.(b)	9,520	408,313

Quanex Building Products Corp.(b)	5,120	84,531

Simpson Manufacturing Co., Inc.(b)	74,300	2,064,797

Trex Co., Inc.(a)(b)	61,000	1,775,100

Universal Forest Products, Inc.(b)	12,670	477,025

USG Corp.(a)(b)	34,960	539,083

Total		6,651,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Commercial Services & Supplies 3.4%

ABM Industries, Inc.(b)	19,570	420,168

Geo Group, Inc. (The)(a)(b)	20,050	436,288

Herman Miller, Inc.	91,100	1,683,528

Interface, Inc.(b)	32,150	407,984

KAR Auction Services, Inc.(a)	154,000	2,294,600

Mine Safety Appliances Co.(b)	7,340	301,527

Mobile Mini, Inc.(a)(b)	158,700	2,180,538

Schawk, Inc.(b)	64,500	719,175

Tetra Tech, Inc.(a)(b)	20,110	502,549

United Stationers, Inc.(b)	76,080	1,921,020

Total		10,867,377

Construction & Engineering 1.8%

Aegion Corp.(a)(b)	113,800	1,794,626

Comfort Systems U.S.A., Inc.(b)	126,210	1,145,987

EMCOR Group, Inc.	44,500	1,217,075

Pike Electric Corp.(a)(b)	151,000	1,090,220

Shaw Group, Inc. (The)(a)	12,880	327,152

Total		5,575,060

Electrical Equipment 0.9%

Brady Corp., Class A(b)	15,529	426,116

EnerSys(a)	6,747	222,516

Regal-Beloit Corp.	36,900	2,224,701

Total		2,873,333

Machinery 3.9%

Actuant Corp., Class A(b)	12,630	330,527

Barnes Group, Inc.(b)	13,810	321,359

EnPro Industries, Inc.(a)(b)	11,980	461,470

IDEX Corp.	45,500	1,807,715

Oshkosh Corp.(a)	126,500	2,589,455

Tecumseh Products Co., Class B(a)(b)	10,948	51,565

Terex Corp.(a)(b)	155,100	2,579,313

Trinity Industries, Inc.	51,500	1,272,050

Wabtec Corp.	19,500	1,415,895

Watts Water Technologies, Inc., Class A	39,486	1,305,012

Total		12,134,361

Professional Services 1.4%

Kforce, Inc.(a)(b)	30,680	408,964

Korn/Ferry International(a)	193,000	2,624,800

Resources Connection, Inc.	122,000	1,464,000

Total		4,497,764

Road & Rail 0.5%

Amerco, Inc.	3,940	331,433

Landstar System, Inc.	23,000	1,212,100

Total		1,543,533

Common Stocks (continued)
Issuer	Shares	Value ($)

Trading Companies & Distributors 0.2%

Aircastle Ltd.	8,500	94,435

TAL International Group, Inc.(b)	12,360	404,296

United Rentals, Inc.(a)	4,730	163,421

Total		662,152

Total Industrials		60,804,456

Information Technology 15.3%
Communications Equipment 0.9%

Arris Group, Inc.(a)	38,460	474,212

Ixia(a)(b)	36,280	383,842

Loral Space & Communications, Inc.	6,330	381,699

Plantronics, Inc.(b)	49,550	1,490,960

Total		2,730,713

Computers & Peripherals 0.9%

Avid Technology, Inc.(a)(b)	180,500	1,288,770

Electronics for Imaging, Inc.(a)	118,000	1,739,320

Total		3,028,090

Electronic Equipment, Instruments & Components 8.1%

Celestica, Inc.(a)(b)	599,229	4,338,418

Cognex Corp.(b)	65,100	2,277,849

FARO Technologies, Inc.(a)(b)	33,100	1,526,903

Ingram Micro, Inc., Class A(a)	200,400	3,573,132

Jabil Circuit, Inc.	95,500	1,826,915

Littelfuse, Inc.	39,600	2,278,584

Mercury Computer Systems, Inc.(a)(b)	80,000	948,000

Park Electrochemical Corp.(b)	64,500	1,513,170

Plexus Corp.(a)	85,100	2,382,800

Sanmina-SCI Corp.(a)	347,608	2,471,493

Vishay Intertechnology, Inc.(a)(b)	239,800	2,546,676

Total		25,683,940

Internet Software & Services 0.9%

DealerTrack Holdings, Inc.(a)(b)	31,500	859,950

Stamps.com, Inc.(a)(b)	15,050	369,628

WebMD Health Corp.(a)	56,000	1,289,680

Zillow, Inc.(a)(b)	10,420	408,256

Total		2,927,514

IT Services 0.5%

Cardtronics, Inc.(a)	14,670	411,053

Convergys Corp.(a)	32,210	449,330

CoreLogic, Inc.(a)	25,100	426,449

Euronet Worldwide, Inc.(a)(b)	19,470	350,265

Total		1,637,097

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.3%

ATMI, Inc.(a)	38,060	761,580

Axcelis Technologies, Inc.(a)(b)	200,000	222,000

Brooks Automation, Inc.(b)	241,200	2,260,044

International Rectifier Corp.(a)	39,240	739,282

Micron Technology, Inc.(a)	250,000	1,460,000

OmniVision Technologies, Inc.(a)	25,110	406,280

Photronics, Inc.(a)(b)	146,700	880,200

Power Integrations, Inc.(b)	10,140	413,813

Total		7,143,199

Software 1.7%

ACI Worldwide, Inc.(a)(b)	7,481	285,699

AsiaInfo-Linkage, Inc.(a)(b)	39,720	421,032

Mentor Graphics Corp.(a)	235,700	3,323,370

Netscout Systems, Inc.(a)(b)	22,220	445,511

Quest Software, Inc.(a)	20,390	509,750

Websense, Inc.(a)	16,730	310,844

Total		5,296,206

Total Information Technology		48,446,759

Materials 3.2%
Chemicals 1.1%

Minerals Technologies, Inc.	6,760	427,705

Olin Corp.	20,130	385,892

PolyOne Corp.(b)	185,900	2,459,457

TPC Group, Inc.(a)	9,770	308,634

Total		3,581,688

Construction Materials 0.5%

Texas Industries, Inc.(b)	47,450	1,518,400

Containers & Packaging 0.3%

Myers Industries, Inc.	55,800	938,556

Metals & Mining 0.1%

AMCOL International Corp.(b)	16,370	459,670

Paper & Forest Products 1.2%

Clearwater Paper Corp.(a)	11,740	367,932

Resolute Forest Products(a)(b)	287,998	3,257,257

Total		3,625,189

Total Materials		10,123,503

Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%

General Communication, Inc., Class A(a)(b)	75,500	478,670

Total Telecommunication Services		478,670

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 2.6%
Electric Utilities 1.5%

Cleco Corp.(b)	12,850	524,794

IDACORP, Inc.	8,150	320,213

NV Energy, Inc.	356	6,159

PNM Resources, Inc.	77,500	1,445,375

Portland General Electric Co.	19,700	495,455

UNS Energy Corp.(b)	13,820	518,112

Westar Energy, Inc.	49,500	1,416,690

Total		4,726,798

Gas Utilities 0.1%

WGL Holdings, Inc.	8,240	320,948

Independent Power Producers & Energy Traders 0.6%

GenOn Energy, Inc.(a)	827,000	1,422,440

Ormat Technologies, Inc.(b)	18,040	366,393

Total		1,788,833

Multi-Utilities 0.4%

Avista Corp.	20,820	529,036

Black Hills Corp.	15,310	492,676

NorthWestern Corp.	12,312	437,199

Total		1,458,911

Total Utilities		8,295,490

Total Common Stocks (Cost: $278,480,310)		287,883,416

Limited Partnerships 0.2%
Utilities 0.2%
Gas Utilities 0.2%

Suburban Propane Partners LP(c)	8,370	308,183

Total Utilities		308,183

Total Limited Partnerships (Cost: $365,022)		308,183

Money Market Funds 7.6%	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	24,107,875	24,107,875

Total Money Market Funds (Cost: $24,107,875)		24,107,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan 25.4%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 2.2%
Banque et Caisse d’Epargne de l’Etat 06/15/12	0.430%	1,997,805	1,997,805

Natixis 06/05/12	0.250%	2,000,000	2,000,000

Sumitomo Mitsui Banking Corp. 07/03/12	0.360%	3,000,000	3,000,000

Total			6,997,805

Repurchase Agreements 23.2%
Citibank NA dated 05/31/12, matures 06/01/12, repurchase price $5,000,029(f)	0.210%	5,000,000	5,000,000

Citigroup Global Markets, Inc.(f) dated 05/31/12, matures 06/01/12, repurchase price $10,000,061	0.220%	10,000,000	10,000,000

repurchase price $2,000,012	0.220%	2,000,000	2,000,000

Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $11,281,899(f)	0.220%	11,281,830	11,281,830

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Goldman Sachs & Co.(f) dated 05/29/12, matures 06/05/12, repurchase price $10,000,264	0.190%	10,000,000	10,000,000

dated 05/31/12, matures 06/01/12, repurchase price $10,000,058	0.210%	10,000,000	10,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $20,000,133(f)	0.240%	20,000,000	20,000,000

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(f)	0.230%	5,000,000	5,000,000

Total			73,281,830

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $80,279,635)			80,279,635

Total Investments (Cost: $383,232,842)			392,579,109

Other Assets & Liabilities, Net			(76,908,255)

Net Assets			315,670,854

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At May 31, 2012, security was partially or fully on loan.

(c)	At May 31, 2012, there was no capital committed to the LLC or LP for future investment.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	38,922,566	114,778,442	(129,593,133)	—	24,107,875	42,112	24,107,875

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	2,501,403

Fannie Mae REMICS	1,181,631

Ginnie Mae I Pool	1,416,966

Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	50,267

Fannie Mae REMICS	3,958,609

Fannie Mae-Aces	82,117

Freddie Mac Reference REMIC	22,071

Freddie Mac REMICS	5,037,192

Government National Mortgage Association	1,049,744

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	10,053

Fannie Mae REMICS	791,722

Fannie Mae-Aces	16,424

Freddie Mac Reference REMIC	4,414

Freddie Mac REMICS	1,007,438

Government National Mortgage Association	209,949

Total market value of collateral securities	2,040,000

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	11,212,036

Freddie Mac Non Gold Pool	295,431

Total market value of collateral securities	11,507,467

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,702,191

Freddie Mac Gold Pool	3,401,254

Freddie Mac Non Gold Pool	96,555

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	8,107,002

Ginnie Mae II Pool	2,092,998

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,688,995

Fannie Mae REMICS	5,440,589

Fannie Mae-Aces	66,001

Freddie Mac Gold Pool	2,293,166

Freddie Mac REMICS	4,480,263

Government National Mortgage Association	4,463,976

United States Treasury Note/Bond	1,967,147

Total market value of collateral securities	20,400,137

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	46,497,023	—	—	46,497,023

Consumer Staples	6,188,797	—	—	6,188,797

Energy	13,217,628	—	—	13,217,628

Financials	79,049,080	—	—	79,049,080

Health Care	14,782,010	—	—	14,782,010

Industrials	60,804,456	—	—	60,804,456

Information Technology	48,446,759	—	—	48,446,759

Materials	10,123,503	—	—	10,123,503

Telecommunication Services	478,670	—	—	478,670

Utilities	8,295,490	—	—	8,295,490

Total Equity Securities	287,883,416	—	—	287,883,416

Other

Limited Partnerships	308,183	—	—	308,183

Money Market Funds	24,107,875	—	—	24,107,875

Investments of Cash Collateral Received for Securities on Loan	—	80,279,635	—	80,279,635

Total Other	24,416,058	80,279,635	—	104,695,693

Total	312,299,474	80,279,635	—	392,579,109

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $278,845,332)	$288,191,599

Affiliated issuers (identified cost $24,107,875)	24,107,875

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $6,997,805)	6,997,805

Repurchase agreements (identified cost $73,281,830)	73,281,830

Total investments (identified cost $383,232,842)	392,579,109

Receivable for:

Investments sold	4,495,719

Capital shares sold	86,827

Dividends	335,640

Interest	33,309

Reclaims	9,309

Expense reimbursement due from Investment Manager	1,993

Total assets	397,541,906

Liabilities

Disbursements in excess of cash	4

Due upon return of securities on loan	80,279,635

Payable for:

Investments purchased	1,012,399

Capital shares purchased	394,470

Investment management fees	8,327

Distribution fees	2,441

Transfer agent fees	74,806

Administration fees	691

Plan administration fees	988

Compensation of board members	18,177

Other expenses	79,114

Total liabilities	81,871,052

Net assets applicable to outstanding capital stock	$315,670,854

Represented by

Paid-in capital	$322,309,290

Excess of distributions over net investment income	(405,638)

Accumulated net realized loss	(15,579,065)

Unrealized appreciation (depreciation) on:

Investments	9,346,267

Total — representing net assets applicable to outstanding capital stock	$315,670,854

* Value of securities on loan	$ 78,067,543

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$244,912,639

Shares outstanding	45,207,554

Net asset value per share	$5.42

Maximum offering price per share(a)	$5.75

Class B

Net assets	$17,065,879

Shares outstanding	3,460,585

Net asset value per share	$4.93

Class C

Net assets	$8,563,404

Shares outstanding	1,731,464

Net asset value per share	$4.95

Class I

Net assets	$19,113,616

Shares outstanding	3,368,296

Net asset value per share	$5.67

Class R

Net assets	$3,544,564

Shares outstanding	659,260

Net asset value per share	$5.38

Class R3

Net assets	$2,584,918

Shares outstanding	471,802

Net asset value per share	$5.48

Class R4

Net assets	$1,552,355

Shares outstanding	279,703

Net asset value per share	$5.55

Class R5

Net assets	$14,373,134

Shares outstanding	2,565,146

Net asset value per share	$5.60

Class Z

Net assets	$3,960,345

Shares outstanding	700,840

Net asset value per share	$5.65

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Multi-Advisor Small Cap Value Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Dividends	$4,066,992
Dividends from affiliates	42,112
Income from securities lending — net	381,162
Foreign taxes withheld	(57,937)

Total income	4,432,329

Expenses:
Investment management fees	3,484,297
Distribution fees
Class A	678,460
Class B	209,901
Class C	91,536
Class R	14,201
Class R3	6,607
Transfer agent fees
Class A	911,905
Class B	68,648
Class C	29,777
Class R	9,703
Class R3	956
Class R4	779
Class R5	4,983
Class Z	14,682
Administration fees	288,940
Plan administration fees
Class R3	6,607
Class R4	4,696
Compensation of board members	14,911
Custodian fees	34,928
Printing and postage fees	73,013
Registration fees	78,160
Professional fees	30,778
Other	23,924

Total expenses	6,082,392
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(630,115)
Expense reductions	(120)

Total net expenses	5,452,157

Net investment loss	(1,019,828)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	19,922,076

Net realized gain	19,922,076
Net change in unrealized appreciation (depreciation) on:
Investments	(72,917,885)

Net change in unrealized depreciation	(72,917,885)

Net realized and unrealized loss	(52,995,809)

Net decrease in net assets from operations	$(54,015,637)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment loss	$(1,019,828)	$(2,474,657)

Net realized gain	19,922,076	41,023,685

Net change in unrealized appreciation (depreciation)	(72,917,885)	56,070,466

Net increase (decrease) in net assets resulting from operations	(54,015,637)	94,619,494

Increase (decrease) in net assets from share transactions	(78,936,469)	(49,931,707)

Total increase (decrease) in net assets	(132,952,106)	44,687,787

Net assets at beginning of year	448,622,960	403,935,173

Net assets at end of year	$315,670,854	$448,622,960

Excess of distributions over net investment income	$(405,638)	$(4,873)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	4,446,151	24,511,743	8,270,552	44,557,753

Conversions from Class B	2,148,075	12,801,618	5,012,320	24,011,580

Redemptions	(13,699,271)	(75,076,091)	(17,415,862)	(92,140,342)

Net decrease	(7,105,045)	(37,762,730)	(4,132,990)	(23,571,009)

Class B shares

Subscriptions	44,057	229,567	243,664	1,174,567

Conversions to Class A	(2,340,501)	(12,801,618)	(5,431,915)	(24,011,580)

Redemptions	(903,812)	(4,535,885)	(1,886,976)	(9,138,191)

Net decrease	(3,200,256)	(17,107,936)	(7,075,227)	(31,975,204)

Class C shares

Subscriptions	416,727	2,087,238	377,310	1,933,432

Redemptions	(452,712)	(2,281,049)	(314,761)	(1,602,626)

Net increase (decrease)	(35,985)	(193,811)	62,549	330,806

Class I shares

Subscriptions	856,980	4,813,754	336,524	1,963,216

Redemptions	(4,987,821)	(29,237,975)	(1,422,498)	(8,536,913)

Net decrease	(4,130,841)	(24,424,221)	(1,085,974)	(6,573,697)

Class R shares

Subscriptions	566,656	3,036,780	278,007	1,535,266

Redemptions	(224,432)	(1,242,803)	(99,507)	(545,371)

Net increase	342,224	1,793,977	178,500	989,895

Class R3 shares

Subscriptions	96,694	534,949	463,922	2,387,732

Redemptions	(95,326)	(523,557)	(81,808)	(430,862)

Net increase	1,368	11,392	382,114	1,956,870

Class R4 shares

Subscriptions	110,246	632,244	394,091	2,193,730

Redemptions	(186,121)	(1,056,442)	(112,302)	(661,029)

Net increase (decrease)	(75,875)	(424,198)	281,789	1,532,701

Class R5 shares

Subscriptions	641,295	3,540,306	1,161,292	6,615,906

Redemptions	(797,888)	(4,569,923)	(636,760)	(3,585,206)

Net increase (decrease)	(156,593)	(1,029,617)	524,532	3,030,700

Class Z shares

Subscriptions	537,262	3,091,671	682,812	4,402,318

Redemptions	(510,592)	(2,890,996)	(8,642)	(55,087)

Net increase	26,670	200,675	674,170	4,347,231

Total net decrease	(14,334,333)	(78,936,469)	(10,190,537)	(49,931,707)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011	2010	2009	2008
Per share data

Net asset value, beginning of period	$6.18	$4.91	$3.35	$4.73	$6.56

Income from investment operations:

Net investment income (loss)	(0.01)	(0.03)	(0.02)	0.00(a)	0.03

Net realized and unrealized gain (loss)	(0.75)	1.30	1.58	(1.38)	(1.02)

Total from investment operations	(0.76)	1.27	1.56	(1.38)	(0.99)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(0.83)

Tax return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	—	—	—	—	(0.84)

Net asset value, end of period	$5.42	$6.18	$4.91	$3.35	$4.73

Total return	(12.30%)	25.87%	46.57%	(29.18%)	(15.03%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.70%	1.70%	1.79%	1.79%	1.56%

Net expenses after fees waived or expenses reimbursed(c)	1.50%(d)	1.53%	1.52%	1.35%	1.37%

Net investment income (loss)	(0.27%)(d)	(0.56%)	(0.54%)	0.04%	0.51%

Supplemental data

Net assets, end of period (in thousands)	$244,913	$323,548	$277,384	$194,256	$365,496

Portfolio turnover	66%	54%	80%	120%	45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012	2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.68	$4.54		$3.12		$4.44		$6.26

Income from investment operations:

Net investment loss	(0.05)	(0.07)		(0.05)		(0.02)		(0.01)

Net realized and unrealized gain (loss)	(0.70)	1.21		1.47		(1.30)		(0.97)

Total from investment operations	(0.75)	1.14		1.42		(1.32)		(0.98)

Less distributions to shareholders:

Net realized gains	—	—		—		—		(0.83)

Tax return of capital	—	—		—		—		(0.01)

Total distributions to shareholders	—	—		—		—		(0.84)

Net asset value, end of period	$4.93	$5.68		$4.54		$3.12		$4.44

Total return	(13.20%)	25.11%		45.51%		(29.73%	)	(15.64%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.44%	2.47%		2.56%		2.56%		2.33%

Net expenses after fees waived or expenses reimbursed(b)	2.26%(c)	2.30%		2.30%		2.12%		2.13%

Net investment loss	(1.05%)(c)	(1.34%	)	(1.31%	)	(0.73%	)	(0.26%)

Supplemental data

Net assets, end of period (in thousands)	$17,066	$37,804		$62,404		$61,304		$128,473

Portfolio turnover	66%	54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.69	$4.55		$3.12		$4.45		$6.27

Income from investment operations:

Net investment loss	(0.05)	(0.07)		(0.05)		(0.02)		(0.01)

Net realized and unrealized gain (loss)	(0.69)	1.21		1.48		(1.31)		(0.97)

Total from investment operations	(0.74)	1.14		1.43		(1.33)		(0.98)

Less distributions to shareholders:

Net realized gains	—	—		—		—		(0.83)

Tax return of capital	—	—		—		—		(0.01)

Total distributions to shareholders	—	—		—		—		(0.84)

Net asset value, end of period	$4.95	$5.69		$4.55		$3.12		$4.45

Total return	(13.01%)	25.05%		45.83%		(29.89%	)	(15.61%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.44%	2.44%		2.55%		2.55%		2.33%

Net expenses after fees waived or expenses reimbursed(b)	2.26%(c)	2.29%		2.28%		2.11%		2.13%

Net investment loss	(1.02%)(c)	(1.33%	)	(1.29%	)	(0.72%	)	(0.24%	)

Supplemental data

Net assets, end of period (in thousands)	$8,563	$10,055		$7,765		$5,807		$10,463

Portfolio turnover	66%	54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011		2010		2009	2008
Per share data

Net asset value, beginning of period	$6.45	$5.10		$3.46		$4.87	$6.69

Income from investment operations:

Net investment income (loss)	0.01	(0.01)		0.00(a)		0.02	0.05

Net realized and unrealized gain (loss)	(0.79)	1.36		1.64		(1.43)	(1.03)

Total from investment operations	(0.78)	1.35		1.64		(1.41)	(0.98)

Less distributions to shareholders:

Net realized gains	—	—		—		—	(0.83)

Tax return of capital	—	—		—		—	(0.01)

Total distributions to shareholders	—	—		—		—	(0.84)

Net asset value, end of period	$5.67	$6.45		$5.10		$3.46	$4.87

Total return	(12.09%)	26.47%		47.40%		(28.95%)	(14.54%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.12%	1.16%		1.20%		1.18%	1.05%

Net expenses after fees waived or expenses reimbursed(c)	1.09%	1.08%		1.07%		0.93%	0.96%

Net investment income (loss)	0.09%	(0.12%	)	(0.08%	)	0.50%	0.92%

Supplemental data

Net assets, end of period (in thousands)	$19,114	$48,387		$43,815		$40,476	$15,385

Portfolio turnover	66%	54%		80%		120%	45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.15		$4.90		$3.35		$4.76		$6.61

Income from investment operations:

Net investment income (loss)	(0.03)		(0.05)		(0.04)		(0.01)		0.02

Net realized and unrealized gain (loss)	(0.74)		1.30		1.59		(1.40)		(1.03)

Total from investment operations	(0.77)		1.25		1.55		(1.41)		(1.01)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.38		$6.15		$4.90		$3.35		$4.76

Total return	(12.52%	)	25.51%		46.27%		(29.62%	)	(15.22%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.96%		1.89%		2.00%		1.92%		1.84%

Net expenses after fees waived or expenses reimbursed(b)	1.76%	(c)	1.80%		1.87%		1.71%		1.74%

Net investment income (loss)	(0.50%	)(c)	(0.86%	)	(0.89%	)	(0.30%	)	0.36%

Supplemental data

Net assets, end of period (in thousands)	$3,545		$1,951		$679		$342		$234

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R3	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.26		$4.98		$3.39		$4.80		$6.62

Income from investment operations:

Net investment income (loss)	(0.02)		(0.04)		(0.03)		0.00(a)		0.04

Net realized and unrealized gain (loss)	(0.76)		1.32		1.62		(1.41)		(1.02)

Total from investment operations	(0.78)		1.28		1.59		(1.41)		(0.98)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.48		$6.26		$4.98		$3.39		$4.80

Total return	(12.46%	)	25.70%		46.90%		(29.38%	)	(14.72%	)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.65%		1.67%		1.76%		1.76%		1.63%

Net expenses after fees waived or expenses reimbursed(c)	1.63%		1.58%		1.62%		1.45%		1.26%

Net investment income (loss)	(0.39%	)	(0.62%	)	(0.65%	)	0.08%		0.69%

Supplemental data

Net assets, end of period (in thousands)	$2,585		$2,946		$440		$27		$6

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.33		$5.02		$3.41		$4.81		$6.62

Income from investment operations:

Net investment income (loss)	(0.01)		(0.02)		(0.02)		0.01		0.05

Net realized and unrealized gain (loss)	(0.77)		1.33		1.63		(1.41)		(1.02)

Total from investment operations	(0.78)		1.31		1.61		(1.40)		(0.97)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.55		$6.33		$5.02		$3.41		$4.81

Total return	(12.32%	)	26.10%		47.21%		(29.11%	)	(14.56%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.41%		1.41%		1.50%		1.42%		1.35%

Net expenses after fees waived or expenses reimbursed(b)	1.38%		1.33%		1.37%		1.01%		0.99%

Net investment income (loss)	(0.15%	)	(0.42%	)	(0.37%	)	0.39%		0.94%

Supplemental data

Net assets, end of period (in thousands)	$1,552		$2,250		$370		$154		$249

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.37		$5.04		$3.42		$4.82		$6.63

Income from investment operations:

Net investment income (loss)	0.01		(0.01)		(0.01)		0.02		0.06

Net realized and unrealized gain (loss)	(0.78)		1.34		1.63		(1.42)		(1.03)

Total from investment operations	(0.77)		1.33		1.62		(1.40)		(0.97)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.60		$6.37		$5.04		$3.42		$4.82

Total return	(12.09%	)	26.39%		47.37%		(29.05%	)	(14.54%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.15%		1.20%		1.25%		1.18%		1.08%

Net expenses after fees waived or expenses reimbursed(b)	1.12%		1.11%		1.12%		0.96%		0.99%

Net investment income (loss)	0.13%		(0.16%	)	(0.14%	)	0.45%		1.16%

Supplemental data

Net assets, end of period (in thousands)	$14,373		$17,344		$11,079		$7,087		$9,192

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$6.43	$5.09

Income from investment operations:

Net investment income (loss)	(0.00)(b)	(0.01)

Net realized and unrealized gain (loss)	(0.78)	1.35

Total from investment operations	(0.78)	1.34

Net asset value, end of period	$5.65	$6.43

Total return	(12.13%)	26.33%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.44%	1.32%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.25%(f)	1.20%	(d)

Net investment income (loss)	(0.00)%(b)(f)	(0.22%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,960	$4,338

Portfolio turnover	66%	54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Multi-Advisor Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair

34	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

Annual Report 2012	35

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.97% to 0.87% as the Fund’s net assets increase. Prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the

36	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

adjustment was zero. The adjustment increased the management fee by $8,597 for the year ended May 31, 2012. The effective management fee rate for the year ended May 31, 2012 was 0.97% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA, which has since been eliminated.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Turner Investments, L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board, of the allocation that is in the best interests of the shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $2,896.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.34%
Class B	0.33
Class C	0.33
Class R	0.34
Class R3	0.04
Class R4	0.04
Class R5	0.03
Class Z	0.32

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the

Annual Report 2012	37

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $120.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,315,000 and $127,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $165,154 for Class A, $10,761 for Class B and $1,224 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below ), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.10
Class R	1.75
Class R3	1.65
Class R4	1.40
Class R5	1.15
Class Z	1.25

Prior to August 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.27
Class C	2.26
Class I	1.05
Class R	1.85
Class R3	1.60
Class R4	1.35
Class R5	1.10
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through

38	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.40%
Class B	2.15
Class C	2.15
Class I	0.95
Class R	1.65
Class R3	1.50
Class R4	1.25
Class R5	1.00
Class Z	1.15

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, investments in partnerships, passive foreign investment company (PFIC) holdings, late-year ordinary losses and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$619,063
Accumulated net realized loss	8,759
Paid-in capital	(627,822)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended May 31, 2012 and 2011, there were no distributions.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(10,311,896)
Unrealized appreciation	3,673,460

At May 31, 2012, the cost of investments for federal income tax purposes was $388,889,020 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,598,957
Unrealized depreciation	(34,908,868)
Net unrealized appreciation	$3,690,089

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	9,922,994

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2012, $18,766,042 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat late year ordinary losses of $388,902.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $223,273,048 and $291,431,193, respectively, for the year ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending

Annual Report 2012	39

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $78,067,543 were on loan, secured by cash collateral of $80,279,635 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the

Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 24.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

40	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	41

Columbia Multi-Advisor Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Multi-Advisor Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Advisor Small Cap Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Multi-Advisor Small Cap Value Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

42	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Federal Income Tax Information

Fiscal Year Ended May 31, 2012 (Unaudited)

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	43

Columbia Multi-Advisor Small Cap Value Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

44	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Annual Report 2012	45

Columbia Multi-Advisor Small Cap Value Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

46	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2012	47

Columbia Multi-Advisor Small Cap Value Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

48	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2012	49

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services And Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the Investment Manager to Columbia Multi-Advisor Small Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Management and each of Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Turner Investment Partners, Inc. (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadvisers: The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services performed by Columbia Management and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Board noted the information it received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Board took into account its meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Board also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

50	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services And Subadvisory Agreements (continued)

With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material issues have been reported. The Board also considered each Subadviser’s investment strategy/style, including particularly as it relates to the Fund, as well as the experience of the personnel that manage the Fund. The Board also considered the financial condition of each Subadviser and its capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreements with each Subadviser, which is unaffiliated with the Investment Manager, the Board concluded that the services being performed under each Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the multiple portfolio management teams.

Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Management’s process for selecting and monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadvisers from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for each Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadvisers to other client accounts. Based on its review, the Board concluded that the Fund’s management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to

Annual Report 2012	51

Columbia Multi-Advisor Small Cap Value Fund

Approval of Investment Management Services And Subadvisory Agreements (continued)

Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. At the April Meeting, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

52	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	53

Columbia Multi-Advisor Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6239 R(7/12)

Annual Report May 31, 2012

Columbia Select Large-Cap Value Fund

Columbia Select Large-Cap Value Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Select Large-Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Select Large-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Select Large-Cap Value Fund (the fund) Class A shares returned 1.35% (excluding sales charge) for the five-month period ended May 31, 2012.

>	The fund underperformed its benchmark, the Russell 1000 Value Index, which advanced 3.54% during the same five months.

>	The fund also underperformed the S&P 500 Index, which advanced 5.16% during the same time frame.

>	Individual stock performance along with positioning in a few sectors led to the fund’s underperformance of its benchmark in this shortened fiscal period.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	5 Months cumulative	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		1.35	-8.17	-1.52	4.10
Including sales charges		-4.47	-13.45	-2.68	3.48
Class B	04/25/97
Excluding sales charges		0.98	-8.88	-2.26	3.32
Including sales charges		-4.02	-13.32	-2.64	3.32
Class C	05/27/99
Excluding sales charges		0.98	-8.93	-2.25	3.32
Including sales charges		-0.02	-9.82	-2.25	3.32
Class I*	08/03/09	1.45	-7.83	-1.29	4.22
Class R*	04/30/03	1.22	-8.40	-1.79	3.84
Class R4*	08/03/09	1.31	-8.08	-1.45	4.14
Class R5	11/30/01	1.45	-7.85	-1.05	4.65
Class W*	09/27/10	1.28	-8.20	-2.13	3.30
Class Z*	09/27/10	1.38	-7.98	-1.43	4.15
Russell 1000 Value Index		3.54	-3.88	-3.59	4.15
S&P 500 Index		5.16	-0.41	-0.92	4.14

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Select Large-Cap Value Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Select Large-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Neil Eigen

Richard Rosen

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Select Large-Cap Value Fund approved the change of the fund’s fiscal year end from December 31 to May 31. As a result, this report covers the 5-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

Columbia Select Large-Cap Value Fund (the fund) Class A shares returned 1.35% (excluding sales charge) for the five-month period ended May 31, 2012. The fund underperformed its benchmark, the Russell 1000 Value Index (Russell Index), which advanced 3.54% during the same five months. The broader equity market, as measured by the S&P 500 Index, returned 5.16% during the same period. Individual stock performance along with positioning in a few sectors led to the fund’s underperformance of its benchmark.

Market Advances Then Reverses on European News

By the start of 2012, the economic outlook had improved and belief that the European situation would not be as bad as previously anticipated led to a high level of investor exuberance. In addition, the mild winter contributed to improving employment data. Under this scenario, first quarter stock performance was quite strong, especially for financial stocks. Unfortunately, as the outlook for Europe subsequently worsened, investor sentiment reversed and stocks sold off dramatically in May.

During the first calendar quarter, the fund performed well relative to its benchmark. The financials position, which was the fund’s largest sector weighting, was a key contributor during this time. However, when the market weakened in May, the fund gave back the earlier outperformance and then some.

Financials and Energy Hamper Fund Results

As the market reversed, the fund’s financials positioning became a disadvantage and a notable detractor for the full five-month period. Insurance companies, including MetLife and Prudential Financial, were one group that hampered fund results. These companies suffered from the current low interest rates and a tough pricing environment. Eventually, as rates rise, we think insurance companies could recover in a big way.

The fund had a larger energy weighting than its benchmark and energy stocks, in general, underperformed as investors came to realize that higher oil prices would not benefit oil companies in the long run because of the negative effect on demand. Among the fund’s holdings, Chevron was a notable underperformer.

Limited technology exposure was also a drawback as the first calendar quarter was particularly good for technology stocks. The fund’s only technology holding, Juniper Networks, underperformed because the company is at a slow point in its product cycle. Juniper manufactures routers for telecommunication companies and we think it could benefit from some very exciting products in its future. The fund tends to be underweight technology because the stocks are typically more growth-oriented. Of course, some technology stocks do suit our value strategy and we keep those stocks under review.

Other individual detractors were General Mills and Tyson Foods, two defensive food stocks that lagged during the market upswing, and Humana, a health care company that had disappointing earnings but remains attractive to us.

4	Annual Report 2012

Columbia Select Large-Cap Value Fund

Manager Discussion of Fund Performance (continued)

Select Holdings Add to Fund Results

Among the fund’s better performing stocks were paint company Sherwin-Williams and clothing retailer The Gap. Sherwin-Williams performed well in response to management’s effective business strategy and some strengthening in the housing market. Whether buying or selling a house, one of the first things people do is put on a fresh coat of paint.

The Gap’s management has improved the company with more appealing merchandise and a more attractive color palette. They are also operating the chain more efficiently by closing unprofitable stores, emphasizing Europe and increasing its internet presence. Investors have rewarded the stock for these actions.

Emphasis Remains on Energy and Financials

During the fiscal period, we added Citigroup to the portfolio in order to increase the financials exposure. We eliminated JCPenney Co., as well as two small energy holdings that the fund acquired through spinoffs of Conoco Phillips’ refining business and The Williams Companies’ exploration and production business.

To summarize the fund’s positioning, the energy, financials and consumer durables weightings were larger than the corresponding sectors of the Russell Index, while the technology, telecommunications and utilities sectors were smaller than those of the benchmark. In general, the portfolio currently tends to be pro cyclical, meaning we believe it is positioned to benefit from continued improvement in the economy.

Modest Growth Likely For Economy and Corporate Profits

Our current outlook for stocks is somewhat positive. We see Europe’s fiscal and credit woes as the largest obstacle for the market. There is also uncertainty surrounding the U.S. presidential election and pending expiration of the Bush tax cuts. We think housing is a critical ingredient for job recovery and economic stability, particularly because most job losses during the recession were housing related. We believe the Federal Reserve will do what is necessary to keep the economy growing, though growth is likely to remain modest, in the 2% range. U.S. corporations are flush with cash, and profits are likely to be reasonable, but not as strong as in recent years.

Top Ten Holdings (%) (at May 31, 2012)
Wells Fargo & Co.	5.4
AES Corp. (The)	5.3
JPMorgan Chase & Co.	4.4
Tyson Foods, Inc., Class A	4.4
Unum Group	4.3
Bank of America Corp.	4.2
U.S. Bancorp	3.5
Valero Energy Corp.	3.4
Humana, Inc.	3.1
Juniper Networks, Inc.	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2012)
Common Stocks
Consumer Discretionary	7.3
Consumer Staples	14.8
Energy	14.8
Financials	30.7
Health Care	8.0
Industrials	11.4
Information Technology	3.0
Materials	4.6
Utilities	5.3
Other (a)	0.1

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Select Large-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6	Annual Report 2012

Columbia Select Large-Cap Value Fund

Understanding Your Fund’s Expenses (continued)

(Unaudited)

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.90	1,018.55	6.53	6.51	1.29
Class B	1,000.00	1,000.00	1,021.30	1,014.75	10.36	10.33	2.05
Class C	1,000.00	1,000.00	1,020.50	1,014.80	10.30	10.28	2.04
Class I	1,000.00	1,000.00	1,026.90	1,020.80	4.26	4.24	0.84
Class R	1,000.00	1,000.00	1,023.60	1,017.35	7.74	7.72	1.53
Class R4	1,000.00	1,000.00	1,025.10	1,019.25	5.82	5.81	1.15
Class R5	1,000.00	1,000.00	1,026.60	1,020.40	4.66	4.65	0.92
Class W	1,000.00	1,000.00	1,024.90	1,018.70	6.38	6.36	1.26
Class Z	1,000.00	1,000.00	1,025.90	1,019.90	5.17	5.15	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 2.00% for Class B. Any amounts waived will not be reimbursed by the Fund. This change was effective March 1, 2012. If this change had been in place for the entire six month period ended May 31, 2012, the actual expenses paid would have been $10.11 for Class B; the hypothetical expenses paid would have been $10.08 for Class B.

Annual Report 2012	7

Columbia Select Large-Cap Value Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)

Consumer Discretionary 7.3%
Multiline Retail 2.0%

Nordstrom, Inc.(a)	200,000	9,474,000

Specialty Retail 5.3%

Gap, Inc. (The)	440,000	11,660,000

Lowe’s Companies, Inc.	490,000	13,092,800

Total		24,752,800

Total Consumer Discretionary		34,226,800

Consumer Staples 14.8%
Food & Staples Retailing 2.2%

Costco Wholesale Corp.(a)	120,000	10,366,800

Food Products 7.2%

General Mills, Inc.	350,000	13,398,000

Tyson Foods, Inc., Class A	1,060,000	20,532,200

Total		33,930,200

Tobacco 5.4%

Altria Group, Inc.	390,000	12,554,100

Philip Morris International, Inc.	150,000	12,676,500

Total		25,230,600

Total Consumer Staples		69,527,600

Energy 14.8%
Oil, Gas & Consumable Fuels 14.8%

Chevron Corp.	106,000	10,420,860

ConocoPhillips(a)	155,000	8,084,800

Marathon Oil Corp.	500,000	12,455,000

Marathon Petroleum Corp.	240,000	8,656,800

Valero Energy Corp.	760,000	16,036,000

Williams Companies, Inc. (The)	450,000	13,738,500

Total		69,391,960

Total Energy		69,391,960

Financials 30.6%
Capital Markets 2.2%

Morgan Stanley	775,000	10,354,000

Commercial Banks 8.9%

U.S. Bancorp	530,000	16,488,300

Wells Fargo & Co.	790,000	25,319,500

Total		41,807,800

Diversified Financial Services 11.3%

Bank of America Corp.	2,705,000	19,881,750

Citigroup, Inc.	465,000	12,327,150

JPMorgan Chase & Co.	620,000	20,553,000

Total		52,761,900

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 8.2%

MetLife, Inc.	310,000	9,055,100

Prudential Financial, Inc.(a)	205,000	9,522,250

Unum Group(a)	1,005,000	20,049,750

Total		38,627,100

Total Financials		143,550,800

Health Care 8.0%
Health Care Equipment & Supplies 2.1%

Baxter International, Inc.	190,000	9,617,800

Health Care Providers & Services 3.1%

Humana, Inc.	190,000	14,514,100

Pharmaceuticals 2.8%

Bristol-Myers Squibb Co.	400,000	13,336,000

Total Health Care		37,467,900

Industrials 11.4%
Aerospace & Defense 6.3%

General Dynamics Corp.(a)	125,000	8,001,250

Honeywell International, Inc.	230,000	12,801,800

United Technologies Corp.	120,000	8,893,200

Total		29,696,250

Road & Rail 5.1%

CSX Corp.	625,000	13,056,250

Union Pacific Corp.(a)	95,000	10,583,000

Total		23,639,250

Total Industrials		53,335,500

Information Technology 3.0%
Communications Equipment 3.0%

Juniper Networks, Inc.(a)(b)	820,000	14,104,000

Total Information Technology		14,104,000

Materials 4.6%
Chemicals 4.6%

EI du Pont de Nemours & Co.	220,000	10,617,200

Praxair, Inc.	60,000	6,374,400

Sherwin-Williams Co. (The)	35,000	4,537,400

Total		21,529,000

Total Materials		21,529,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 5.3%
Independent Power Producers & Energy Traders 5.3%

AES Corp. (The)(b)	2,050,000	24,784,500

Total Utilities		24,784,500

Total Common Stocks (Cost: $416,066,415)		467,918,060

Money Market Funds 0.1%	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(c)(d)	356,744	356,744

Total Money Market Funds (Cost: $356,744)		356,744

Investments of Cash Collateral Received for Securities on Loan 5.5%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 0.6%
Mizuho Corporate Bank Ltd. 06/01/12	0.370%	3,000,000	3,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Repurchase Agreements 4.9%
Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $17,836,377(e)	0.220%	17,836,268	17,836,268

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(e)	0.230%	5,000,000	5,000,000

Total			22,836,268

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $25,836,268)			25,836,268

Total Investments (Cost: $442,259,427)			494,111,072

Other Assets & Liabilities, Net			(25,214,763)

Net Assets			468,896,309

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(d)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,858	35,082,922	(34,730,036)	—	356,744	538	356,744

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	17,725,925

Freddie Mac Non Gold Pool	467,068

Total Market Value of Collateral Securities	18,192,993

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total Market Value of Collateral Securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	34,226,800	—	—	34,226,800

Consumer Staples	69,527,600	—	—	69,527,600

Energy	69,391,960	—	—	69,391,960

Financials	143,550,800	—	—	143,550,800

Health Care	37,467,900	—	—	37,467,900

Industrials	53,335,500	—	—	53,335,500

Information Technology	14,104,000	—	—	14,104,000

Materials	21,529,000	—	—	21,529,000

Utilities	24,784,500	—	—	24,784,500

Total Equity Securities	467,918,060	—	—	467,918,060

Other

Money Market Funds	356,744	—	—	356,744

Investments of Cash Collateral Received for Securities on Loan	—	25,836,268	—	25,836,268

Total Other	356,744	25,836,268	—	26,193,012

Total	468,274,804	25,836,268	—	494,111,072

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $416,066,415)	$467,918,060

Affiliated issuers (identified cost $356,744)	356,744

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $3,000,000)	3,000,000

Repurchase agreements (identified cost $22,836,268)	22,836,268

Total investments (identified cost $442,259,427)	494,111,072

Receivable for:

Investments sold	305,090

Capital shares sold	335,425

Dividends	1,229,343

Interest	2,407

Expense reimbursement due from Investment Manager	5,570

Total assets	495,988,907

Liabilities

Due upon return of securities on loan	25,836,268

Payable for:

Capital shares purchased	930,231

Investment management fees	9,119

Distribution fees	3,222

Transfer agent fees	109,618

Administration fees	771

Plan administration fees	5

Compensation of board members	18,909

Other expenses	184,455

Total liabilities	27,092,598

Net assets applicable to outstanding capital stock	$468,896,309

Represented by

Paid-in capital	$408,922,829

Undistributed net investment income	4,940,578

Accumulated net realized gain	3,181,257

Unrealized appreciation (depreciation) on:

Investments	51,851,645

Total — representing net assets applicable to outstanding capital stock	$468,896,309

* Value of securities on loan	$24,875,551

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$232,858,710

Shares outstanding	16,276,548

Net asset value per share	$14.31

Maximum offering price per share(a)	$15.18

Class B

Net assets	$2,635,236

Shares outstanding	197,307

Net asset value per share	$13.36

Class C

Net assets	$43,839,866

Shares outstanding	3,278,041

Net asset value per share	$13.37

Class I

Net assets	$91,542,138

Shares outstanding	6,229,545

Net asset value per share	$14.69

Class R

Net assets	$10,773,387

Shares outstanding	761,517

Net asset value per share	$14.15

Class R4

Net assets	$22,449

Shares outstanding	1,531

Net asset value per share	$14.66

Class R5

Net assets	$1,065,459

Shares outstanding	72,443

Net asset value per share	$14.71

Class W

Net assets	$30,250,039

Shares outstanding	2,124,160

Net asset value per share	$14.24

Class Z

Net assets	$55,909,025

Shares outstanding	3,808,050

Net asset value per share	$14.68

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Select Large-Cap Value Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Net investment income
Income:
Dividends	$4,673,468	$10,177,768
Dividends from affiliates	538	3,913
Income from securities lending — net	24,874	47,773

Total income	4,698,880	10,229,454

Expenses:
Investment management fees	1,551,906	3,478,140
Distribution fees
Class A	266,072	683,328
Class B	13,140	41,439
Class C	197,518	484,328
Class R	23,835	55,934
Class W	33,703	51,090
Transfer agent fees
Class A	261,187	530,800
Class B	3,250	8,111
Class C	48,418	93,817
Class R	11,655	21,722
Class R4	3	12
Class R5	145	639
Class W	32,926	38,267
Class Z	68,266	69,149
Administration fees	131,059	291,123
Plan administration fees
Class R4	25	57
Compensation of board members	11,877	12,623
Custodian fees	5,178	14,453
Printing and postage fees	38,112	115,715
Registration fees	95,622	85,940
Professional fees	21,182	32,876
Other	28,019	35,182

Total expenses	2,843,098	6,144,745
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(176,832)	(85,378)
Expense reductions	—	(4,077)

Total net expenses	2,666,266	6,055,290

Net investment income	2,032,614	4,174,164

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	7,789,330	6,728,583

Net realized gain	7,789,330	6,728,583
Net change in unrealized appreciation (depreciation) on:
Investments	(1,394,312)	(21,647,132)

Net change in unrealized depreciation	(1,394,312)	(21,647,132)

Net realized and unrealized gain (loss)	6,395,018	(14,918,549)

Net change in net assets resulting from operations	$8,427,632	$(10,744,385)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Operations

Net investment income	$2,032,614	$4,174,164	$2,227,314

Net realized gain	7,789,330	6,728,583	6,786,527

Net change in unrealized appreciation (depreciation)	(1,394,312)	(21,647,132)	55,134,267

Net increase (decrease) in net assets resulting from operations	8,427,632	(10,744,385)	64,148,108

Distributions to shareholders:

Net investment income

Class A	—	(1,484,586)	(812,977)

Class I	—	(1,120,133)	(466,897)

Class R	—	(33,156)	(11,034)

Class R4	—	(165)	(87)

Class R5	—	(17,714)	(9,593)

Class W	—	(241,096)	(16)

Class Z	—	(603,333)	(17)

Net realized gains

Class A	—	(5,627,883)	(958,823)

Class B	—	(75,994)	(19,393)

Class C	—	(1,101,899)	(181,125)

Class I	—	(2,408,761)	(253,138)

Class R	—	(230,387)	(40,460)

Class R4	—	(500)	(78)

Class R5	—	(39,212)	(5,407)

Class W	—	(691,397)	(10)

Class Z	—	(1,420,889)	(10)

Total distributions to shareholders	—	(15,097,105)	(2,759,065)

Increase (decrease) in net assets from share transactions	(42,957,932)	106,000,114	79,646,382

Total increase (decrease) in net assets	(34,530,300)	80,158,624	141,035,425

Net assets at beginning of year	503,426,609	423,267,985	282,232,560

Net assets at end of year	$468,896,309	$503,426,609	$423,267,985

Undistributed net investment income	$4,940,578	$2,907,964	$2,233,983

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	1,184,064	18,344,238	6,615,643	100,975,629	7,689,771	101,340,839

Distributions reinvested	—	—	463,947	6,402,470	110,030	1,596,536

Redemptions	(2,149,683)	(32,619,176)	(8,326,889)	(125,973,007)	(5,789,043)	(75,885,283)

Net increase (decrease)	(965,619)	(14,274,938)	(1,247,299)	(18,594,908)	2,010,758	27,052,092

Class B shares

Subscriptions	5,838	84,043	18,604	272,038	89,008	1,112,114

Distributions reinvested	—	—	4,346	56,199	1,112	15,166

Redemptions(c)	(41,638)	(594,609)	(161,818)	(2,267,430)	(225,045)	(2,759,579)

Net decrease	(35,800)	(510,566)	(138,868)	(1,939,193)	(134,925)	(1,632,299)

Class C shares

Subscriptions	486,050	6,947,395	843,581	11,951,193	894,998	11,161,214

Distributions reinvested	—	—	52,842	684,302	7,992	109,095

Redemptions	(566,790)	(7,959,747)	(1,023,817)	(14,159,907)	(910,139)	(11,318,508)

Net decrease	(80,740)	(1,012,352)	(127,394)	(1,524,412)	(7,149)	(48,199)

Class I shares

Subscriptions	859,493	13,567,872	4,386,422	64,354,560	3,265,826	44,461,123

Distributions reinvested	—	—	249,377	3,528,683	48,418	719,971

Redemptions	(2,065,562)	(32,437,262)	(2,041,414)	(29,811,438)	(367,179)	(5,096,247)

Net increase (decrease)	(1,206,069)	(18,869,390)	2,594,385	38,071,805	2,947,065	40,084,847

Class R shares

Subscriptions	312,820	4,649,561	303,877	4,511,872	355,643	4,624,122

Distributions reinvested	—	—	4,942	67,559	872	12,535

Redemptions	(246,580)	(3,672,498)	(410,107)	(6,168,512)	(239,698)	(3,054,183)

Net increase (decrease)	66,240	977,063	(101,288)	(1,589,081)	116,817	1,582,474

Class R3 shares

Redemptions	—	—	—	—	(443)	(5,000)

Net decrease	—	—	—	—	(443)	(5,000)

Class R4 shares

Subscriptions	—	—	—	—	2,027	28,874

Distributions reinvested	—	—	33	475	8	117

Redemptions	—	—	(16)	(247)	(951)	(13,680)

Net increase	—	—	17	228	1,084	15,311

Class R5 shares

Subscriptions	354	5,612	23,558	374,462	52,890	757,599

Distributions reinvested	—	—	3,694	52,341	419	6,243

Redemptions	(47,307)	(699,655)	(14,319)	(225,888)	(3,774)	(50,298)

Net increase (decrease)	(46,953)	(694,043)	12,933	200,915	49,535	713,544

Class W shares

Subscriptions	250,015	3,839,184	1,771,411	26,879,622	811,518	11,942,563

Distributions reinvested	—	—	67,861	932,407	—	—

Redemptions	(253,625)	(3,886,405)	(518,496)	(7,481,595)	(4,524)	(66,431)

Net increase (decrease)	(3,610)	(47,221)	1,320,776	20,330,434	806,994	11,876,132

Class Z shares

Subscriptions	857,627	13,236,271	5,820,327	92,253,058	516	7,480

Distributions reinvested	—	—	125,493	1,775,732	—	—

Redemptions	(1,419,960)	(21,762,756)	(1,575,953)	(22,984,464)	—	—

Net increase (decrease)	(562,333)	(8,526,485)	4,369,867	71,044,326	516	7,480

Total net increase (decrease)	(2,834,884)	(42,957,932)	6,683,129	106,000,114	5,790,252	79,646,382

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended December 31,
Class A	2012(a)		2011		2010	2009	2008		2007
Per share data

Net asset value, beginning of period	$14.12		$14.70		$12.31	$9.77	$15.73		$14.43

Income from investment operations:

Net investment income	0.06		0.12		0.09	0.10	0.10		0.04

Net realized and unrealized gain (loss)	0.13		(0.28)		2.39	2.45	(5.96)		1.26

Total from investment operations	0.19		(0.16)		2.48	2.55	(5.86)		1.30

Less distributions to shareholders:

Net investment income	—		(0.09)		(0.04)	(0.01)	(0.08)		(0.00)(b)

Net realized gains	—		(0.33)		(0.05)	(0.00)(b)	(0.02)		—

Total distributions to shareholders	—		(0.42)		(0.09)	(0.01)	(0.10)		(0.00)(b)

Net asset value, end of period	$14.31		$14.12		$14.70	$12.31	$9.77		$15.73

Total return	1.35%		(1.01%	)	20.21%	26.07%	(37.20%	)	9.03%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.35%	(d)	1.28%		1.37%	1.61%	1.61%		1.51%

Net expenses after fees waived or expenses reimbursed(e)	1.25%	(d)	1.26%	(f)	1.37%	1.61%	1.61%		1.51%

Net investment income	0.89%	(d)	0.81%	(f)	0.66%	0.87%	0.72%		0.29%

Supplemental data

Net assets, end of period (in thousands)	$232,859		$243,514		$271,885	$202,826	$83,148		$148,242

Portfolio turnover	5%		14%		12%	24%	28%		18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class B	2012(a)		2011		2010		2009	2008		2007
Per share data

Net asset value, beginning of period	$13.23		$13.81		$11.62		$9.29	$14.96		$13.82

Income from investment operations:

Net investment income (loss)	0.01		0.00(b)		(0.01)		(0.01)	(0.01)		(0.07)

Net realized and unrealized gain (loss)	0.12		(0.25)		2.25		2.34	(5.63)		1.21

Total from investment operations	0.13		(0.25)		2.24		2.33	(5.64)		1.14

Less distributions to shareholders:

Net investment income	—		—		—		—	(0.01)		—

Net realized gains	—		(0.33)		(0.05)		(0.00)(b)	(0.02)		—

Total distributions to shareholders	—		(0.33)		(0.05)		(0.00)(b)	(0.03)		—

Net asset value, end of period	$13.36		$13.23		$13.81		$11.62	$9.29		$14.96

Total return	0.98%		(1.72%	)	19.30%		25.10%	(37.68%	)	8.25%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.10%	(d)	2.03%		2.14%		2.54%	2.37%		2.26%

Net expenses after fees waived or expenses reimbursed(e)	2.00%	(d)	2.01%	(f)	2.14%		2.54%	2.37%		2.26%

Net investment income (loss)	0.13%	(d)	0.02%	(f)	(0.10%	)	(0.08%)	(0.04%	)	(0.47%	)

Supplemental data

Net assets, end of period (in thousands)	$2,635		$3,083		$5,138		$5,890	$8,756		$26,191

Portfolio turnover	5%		14%		12%		24%	28%		18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class C	2012(a)		2011		2010		2009	2008	2007
Per share data

Net asset value, beginning of period	$13.24		$13.83		$11.63		$9.30	$14.95	$13.82

Income from investment operations:

Net investment income (loss)	0.01		0.01		(0.01)		(0.01)	(0.01)	(0.07)

Net realized and unrealized gain (loss)	0.12		(0.27)		2.26		2.34	(5.61)	1.20

Total from investment operations	0.13		(0.26)		2.25		2.33	(5.62)	1.13

Less distributions to shareholders:

Net investment income	—		—		—		—	(0.01)	—

Net realized gains	—		(0.33)		(0.05)		(0.00)(b)	(0.02)	—

Total distributions to shareholders	—		(0.33)		(0.05)		(0.00)(b)	(0.03)	—

Net asset value, end of period	$13.37		$13.24		$13.83		$11.63	$9.30	$14.95

Total return	0.98%		(1.80%	)	19.37%		25.07%	(37.58%)	8.18%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.10%	(d)	2.03%		2.13%		2.51%	2.37%	2.26%

Net expenses after fees waived or expenses reimbursed(e)	2.00%	(d)	2.01%	(f)	2.13%		2.51%	2.37%	2.26%

Net investment income (loss)	0.15%	(d)	0.06%	(f)	(0.09%	)	(0.05%)	(0.04%)	(0.47%	)

Supplemental data

Net assets, end of period (in thousands)	$43,840		$44,484		$48,210		$40,630	$38,423	$34,424

Portfolio turnover	5%		14%		12%		24%	28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class I	2012(a)		2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$14.48		$15.07	$12.60	$11.64

Income from investment operations:

Net investment income	0.09		0.19	0.15	0.08

Net realized and unrealized gain (loss)	0.12		(0.29)	2.47	0.90

Total from investment operations	0.21		(0.10)	2.62	0.98

Less distributions to shareholders:

Net investment income	—		(0.16)	(0.10)	(0.02)

Net realized gains	—		(0.33)	(0.05)	(0.00)(c)

Total distributions to shareholders	—		(0.49)	(0.15)	(0.02)

Net asset value, end of period	$14.69		$14.48	$15.07	$12.60

Total return	1.45%		(0.59%)	20.80%	8.41%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.86%	(e)	0.84%	0.92%	0.89%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.85%	(e)	0.84%	0.92%	0.89%(e)

Net investment income	1.29%	(e)	1.29%	1.13%	1.66%(e)

Supplemental data

Net assets, end of period (in thousands)	$91,542		$107,682	$72,971	$23,870

Portfolio turnover	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$13.98		$14.55	$12.19	$9.70	$15.63	$14.38

Income from investment operations:

Net investment income	0.04		0.08	0.05	0.04	0.06	0.00(b)

Net realized and unrealized gain (loss)	0.13		(0.27)	2.37	2.45	(5.91)	1.25

Total from investment operations	0.17		(0.19)	2.42	2.49	(5.85)	1.25

Less distributions to shareholders:

Net investment income	—		(0.05)	(0.01)	—	(0.06)	—

Net realized gains	—		(0.33)	(0.05)	(0.00)(b)	(0.02)	—

Total distributions to shareholders	—		(0.38)	(0.06)	(0.00)(b)	(0.08)	—

Net asset value, end of period	$14.15		$13.98	$14.55	$12.19	$9.70	$15.63

Total return	1.22%		(1.23%)	19.91%	25.69%	(37.41%)	8.69%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.60%	(d)	1.53%	1.66%	2.04%	1.87%	1.76%

Net expenses after fees waived or expenses reimbursed(e)	1.50%	(d)	1.51%(f)	1.66%	2.04%	1.87%	1.76%

Net investment income	0.67%	(d)	0.55%(f)	0.38%	0.41%	0.46%	0.03%

Supplemental data

Net assets, end of period (in thousands)	$10,773		$9,720	$11,594	$8,288	$6,476	$7,601

Portfolio turnover	5%		14%	12%	24%	28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R4	2012(a)		2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$14.47		$15.06	$12.59	$11.64

Income from investment operations:

Net investment income	0.07		0.14	0.11	0.07

Net realized and unrealized gain (loss)	0.12		(0.29)	2.47	0.89

Total from investment operations	0.19		(0.15)	2.58	0.96

Less distributions to shareholders:

Net investment income	—		(0.11)	(0.06)	(0.01)

Net realized gains	—		(0.33)	(0.05)	(0.00)(c)

Total distributions to shareholders	—		(0.44)	(0.11)	(0.01)

Net asset value, end of period	$14.66		$14.47	$15.06	$12.59

Total return	1.31%		(0.90%)	20.50%	8.29%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.14%	(e)	1.14%	1.21%	1.21%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.13%	(e)	1.14%	1.21%	1.21%(e)

Net investment income	1.02%	(e)	0.94%	0.83%	1.34%(e)

Supplemental data

Net assets, end of period (in thousands)	$22		$22	$23	$5

Portfolio turnover	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R5	2012(a)		2011		2010	2009	2008		2007
Per share data

Net asset value, beginning of period	$14.50		$15.09		$12.62	$9.96	$16.04		$14.64

Income from investment operations:

Net investment income	0.09		0.18		0.15	0.11	0.18		0.13

Net realized and unrealized gain (loss)	0.12		(0.28)		2.46	2.55	(6.10)		1.28

Total from investment operations	0.21		(0.10)		2.61	2.66	(5.92)		1.41

Less distributions to shareholders:

Net investment income	—		(0.16)		(0.09)	—	(0.14)		(0.01)

Net realized gains	—		(0.33)		(0.05)	(0.00)(b)	(0.02)		—

Total distributions to shareholders	—		(0.49)		(0.14)	(0.00)(b)	(0.16)		(0.01)

Net asset value, end of period	$14.71		$14.50		$15.09	$12.62	$9.96		$16.04

Total return	1.45%		(0.62%	)	20.73%	26.72%	(36.84%	)	9.62%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.89%	(d)	0.87%		0.98%	1.48%	0.98%		0.95%

Net expenses after fees waived or expenses reimbursed(e)	0.88%	(d)	0.87%		0.98%	1.48%	0.98%		0.95%

Net investment income	1.31%	(d)	1.21%		1.09%	1.10%	1.35%		0.85%

Supplemental data

Net assets, end of period (in thousands)	$1,065		$1,731		$1,606	$718	$10,454		$15,470

Portfolio turnover	5%		14%		12%	24%	28%		18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class W	2012(a)		2011	2010(b)
Per share data

Net asset value, beginning of period	$14.06		$14.66	$13.12

Income from investment operations:

Net investment income (loss)	0.06		0.14	(0.00)(c)

Net realized and unrealized gain (loss)	0.12		(0.29)	1.68

Total from investment operations	0.18		(0.15)	1.68

Less distributions to shareholders:

Net investment income	—		(0.12)	(0.09)

Net realized gains	—		(0.33)	(0.05)

Total distributions to shareholders	—		(0.45)	(0.14)

Net asset value, end of period	$14.24		$14.06	$14.66

Total return	1.28%		(0.95%)	12.80%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.35%	(e)	1.27%	2.30%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.25%	(e)	1.25%(g)	2.30%(e)

Net investment income (loss)	0.89%	(e)	0.97%(g)	(0.11%)(e)

Supplemental data

Net assets, end of period (in thousands)	$30,250		$29,913	$11,833

Portfolio turnover	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class Z	2012(a)		2011	2010(b)
Per share data

Net asset value, beginning of period	$14.48		$15.07	$13.48

Income from investment operations:

Net investment income	0.07		0.19	0.03

Net realized and unrealized gain (loss)	0.13		(0.30)	1.70

Total from investment operations	0.20		(0.11)	1.73

Less distributions to shareholders:

Net investment income	—		(0.15)	(0.09)

Net realized gains	—		(0.33)	(0.05)

Total distributions to shareholders	—		(0.48)	(0.14)

Net asset value, end of period	$14.68		$14.48	$15.07

Total return	1.38%		(0.68%)	12.88%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.10%	(d)	1.02%	1.11%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.00%	(d)	1.01%(f)	1.11%(d)

Net investment income	1.12%	(d)	1.32%(f)	0.87%(d)

Supplemental data

Net assets, end of period (in thousands)	$55,909		$63,277	$8

Portfolio turnover	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Select Large-Cap Value Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

26	Annual Report 2012

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

Annual Report 2012	27

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to March 31, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.755% to 0.565% as the Fund’s net assets increase.

For the period ended May 31, 2012, the annualized effective management fee rate was 0.71% of the Fund’s average daily net assets. For the year ended December 31, 2011, the effective management fee rate was 0.72% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective administration fee rate was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended December 31, 2011, other expenses paid to this company were $1,585 and $2,974, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of

28	Annual Report 2012

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended December 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011
Class A	0.25%	0.19%
Class B	0.25	0.20
Class C	0.25	0.19
Class R	0.24	0.19
Class R4	0.03	0.05
Class R5	0.03	0.04
Class W	0.24	0.19
Class Z	0.24	0.19

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $162,961. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $108,274 and is recorded as part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $4,077.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $57,000 and $2,866,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution

Annual Report 2012	29

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $40,427 for Class A, $1,256 for Class B and $835 for Class C shares for the period ended May 31, 2012 and $110,547 for Class A, $6,261 for Class B and $3,343 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.86
Class R	1.50
Class R4	1.16
Class R5	0.91
Class W	1.25
Class Z	1.00

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.87
Class R	1.51
Class R4	1.17
Class R5	0.92
Class W	1.26
Class Z	1.01

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Ordinary income	$ —	$4,096,882	$1,300,621
Long-term capital gains	—	11,000,223	1,458,444

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,209,113
Undistributed accumulated long-term gain	10,372,792
Unrealized appreciation	44,391,575

30	Annual Report 2012

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

At May 31, 2012, the cost of investments for federal income tax purposes was $449,702,268 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,821,777
Unrealized depreciation	$(38,412,973)
Net unrealized appreciation	$44,408,804

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $26,273,887 and $67,885,145, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the

Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $24,875,551 were on loan, secured by cash collateral of $25,836,268 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 35.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 18.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed

Annual Report 2012	31

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended December 31, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2012

Columbia Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Select Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large-Cap Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the statements of changes in net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund of the Columbia Fund Series Trust II at May 31, 2012, the results of its operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the changes in its net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and the financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	33

Columbia Select Large-Cap Value Fund

Federal Income Tax Information

(Unaudited)

Fiscal period ended May 31, 2012

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34	Annual Report 2012

Columbia Select Large-Cap Value Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	35

Columbia Select Large-Cap Value Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

36	Annual Report 2012

Columbia Select Large-Cap Value Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	37

Columbia Select Large-Cap Value Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

38	Annual Report 2012

Columbia Select Large-Cap Value Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	39

Columbia Select Large-Cap Value Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

40	Annual Report 2012

Columbia Select Large-Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	41

Columbia Select Large-Cap Value Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Select Large-Cap Value Fund

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44	Annual Report 2012

Columbia Select Large-Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9911 E (7/12)

Annual Report May 31, 2012

Columbia Select Smaller-Cap Value Fund

Columbia Select Smaller-Cap Value Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Select Smaller-Cap Value Fund (the fund) Class A shares returned 4.53% (excluding sales charge) for the five-month period ended May 31, 2012.

>	The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 3.26% during the same period.

>	Strong performance from individual stocks led to the fund’s outperformance of its benchmark.

Average Annual Total Returns (%) (For Period Ended May 31, 2012)
	Inception	5 Months cumulative	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		4.53	-12.44	-1.82	5.47
Including sales charges		-1.51	-17.46	-2.98	4.85
Class B	04/25/97
Excluding sales charges		4.22	-13.10	-2.57	4.68
Including sales charges		-0.78	-17.18	-2.87	4.68
Class C	05/27/99
Excluding sales charges		4.22	-13.08	-2.54	4.69
Including sales charges		3.22	-13.89	-2.54	4.69
Class I*	08/03/09	4.76	-11.98	-1.54	5.62
Class R*	04/30/03	4.43	-12.68	-2.11	5.20
Class R4*	08/03/09	4.66	-12.21	-1.70	5.53
Class R5	11/30/01	4.76	-11.98	-1.28	6.08
Class Z*	09/27/10	4.63	-12.26	-1.73	5.52
Russell 2000 Value Index		3.26	-8.28	-2.44	5.76

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Performance Overview (continued)

Performance of a hypothetical $10,000 investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Neil Eigen

Richard Rosen

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Select Smaller-Cap Value Fund approved the change of the fund’s fiscal year end from December 31 to May 31. As a result, this report covers the 5-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

Columbia Select Smaller-Cap Value Fund (the fund) Class A shares returned 4.53% (excluding sales charge) for the five-month period ended May 31, 2012. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 3.26% during the same period. Strong performance from individual stocks led to the fund’s outperformance of its benchmark.

Early Market Advance Reverses on European News

As 2012 began, the economic outlook appeared better and the belief that Europe’s financial situation would not be as bad as previously anticipated led to positive investor sentiment. In addition, the mild winter contributed to better job numbers. In this environment, first quarter stock performance was quite strong. Unfortunately, the outlook for Europe subsequently worsened, investor sentiment reversed and stocks sold off dramatically in May.

Individual Contributors Fuel Strong Performance

During the five-month period covered in this report, the fund benefited from acquisitions or takeover announcements that led to gains in three holdings — Thomas & Betts, ISTA Pharmaceuticals and Quest Software.

Other notable contributors during the five-month period included Dean Foods in the milk industry, Hanesbrands, maker of underwear and t-shirts, and United Continental Holdings, which performed well as airlines benefited from increased traffic, better pricing and falling jet fuel prices.

Given the market’s strength in the first calendar quarter, fund holdings that began the year at very low price levels made significant contributions to fund performance. One of these was housing company Lennar Corp., which benefited from some strengthening in the housing market.

Uncertainty Hampers Select Holdings

In an environment of great uncertainty, several fund holdings underperformed, including CACI International. The defense contractor reported terrific earnings, but declined on investor nervousness. The company is now using its cash flow to buy back stock and has started to recover.

In the energy sector, two services stocks, TETRA Technologies and Superior Energy Services, were down significantly. Both firms service exploration and production companies, particularly natural gas producers. With natural gas prices down around $2, the stocks suffered. We believe that as energy drilling increases, these stocks will recover.

Another detractor, Herbalife, had been a strong performer for the fund over the last few years. Despite reporting extremely strong results during the quarter, the stock fell victim to negative comments from a well-known short seller. We think the sell off in this stock was unwarranted given the company’s earnings results, guidance and stock buy back plan. We still like Herbalife and recognize that as long-term investors we may have to weather periods of underperformance from individual holdings.

4	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance (continued)

Positioned for Economic Growth and Increased Capital Spending

Traditionally, the fund has been very underweight in the financials sector relative to the Russell 2000 Value Index. The index tends to be overpopulated with regional banks, which the fund typically avoids. Rather, we usually focus the fund on more growth-oriented segments like technology and medical technology. We have also emphasized industrials stocks. We anticipate continued economic growth and believe that at some point there will be a big pickup in capital spending. The fund currently holds stocks that we believe should benefit from that outcome, particularly the fund’s technology holdings.

During the quarter, we added truck trailer manufacturer Wabash National to the portfolio. Several stocks left the portfolio due to takeovers (including Thomas & Betts, mentioned earlier) and we eliminated two small positions — Douglas Dynamics, a snow plow equipment maker that had performed reasonably well, and Aegean Marine Petroleum Network.

Modest Growth Likely for Economy and Corporate Profits

Our current outlook for stocks is somewhat positive. We see Europe’s fiscal and credit woes as the largest obstacle for the market, along with uncertainty surrounding the U.S. presidential election and pending expiration of the Bush tax cuts. We think housing is a critical ingredient for job recovery and economic stability, particularly because most job losses during the recession were housing related. We believe the Federal Reserve will do what is necessary to keep the economy growing, though growth is likely to remain modest, in the 2% range. U.S. corporations are flush with cash, and profits are likely to be reasonable, but not as strong as in recent years.

We are finding many opportunities within the small-cap universe. Small-cap stocks have delivered excellent earnings growth, appear to have good potential going forward and are relatively inexpensive. We believe potential in the small-cap area is as good as it has ever been.

We believe the fund’s holdings include really fine companies that just need a pickup in business spending. We are optimistic that corporate America, given all the cash on company balance sheets, is ultimately going to begin spending that cash, which would benefit the types of companies held by the fund.

Top Ten Holdings (%) (at May 31, 2012)
WellCare Health Plans, Inc.	4.4
Quest Software, Inc.	4.2
United Continental Holdings, Inc.	4.0
Lennar Corp., Class A	3.6
Penn National Gaming, Inc.	3.6
EnerSys	3.5
Cubic Corp.	3.5
Texas Roadhouse, Inc.	3.5
Salix Pharmaceuticals Ltd.	3.1
ON Semiconductor Corp.	3.1

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at anytime, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2012)
Consumer Discretionary	17.9
Consumer Staples	7.9
Energy	5.5
Financials	13.4
Health Care	12.3
Industrials	26.6
Information Technology	12.3
Materials	4.1

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Select Smaller-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.70	1,017.75	7.44	7.31	1.45
Class B	1,000.00	1,000.00	1,049.30	1,014.15	11.12	10.93	2.17
Class C	1,000.00	1,000.00	1,050.20	1,014.05	11.22	11.03	2.19
Class I	1,000.00	1,000.00	1,056.20	1,020.35	4.78	4.70	0.93
Class R	1,000.00	1,000.00	1,052.20	1,016.55	8.67	8.52	1.69
Class R4	1,000.00	1,000.00	1,054.50	1,019.00	6.16	6.06	1.20
Class R5	1,000.00	1,000.00	1,056.20	1,020.25	4.88	4.80	0.95
Class Z	1,000.00	1,000.00	1,055.00	1,018.90	6.27	6.16	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.39% for Class A, 2.14% for Classes B and C, 0.94% for Class I, 1.64% for Class R, 1.24% for Class R4, 0.99% for Class R5 and 1.14% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective March 1, 2012. If this change had been in place for the entire six month period ended May 31, 2012, the actual expenses paid would have been $7.14 for Class A, $10.96 for Class B, $10.97 for Class C, $4.83 for Class I, $8.41 for Class R, $6.37 for Class R4, $5.09 for Class R5 and $5.86 for Class Z; the hypothetical expenses paid would have been $7.01 for Class A, $10.78 for Class B, $10.78 for Class C, $4.75 for Class I, $8.27 for Class R, $6.26 for Class R4, $5.00 for Class R5 and $5.76 for Class Z.

6	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 100.1%
Issuer	Shares	Value ($)

Consumer Discretionary 17.9%
Auto Components 1.8%

American Axle & Manufacturing Holdings, Inc.(a)(b)	700,000	6,482,000

Diversified Consumer Services 2.7%

Sotheby’s(b)	330,000	10,065,000

Hotels, Restaurants & Leisure 7.1%

Penn National Gaming, Inc.(a)(b)	290,000	13,325,500

Texas Roadhouse, Inc.(b)	700,000	12,726,000

Total		26,051,500

Household Durables 3.6%

Lennar Corp., Class A(b)	490,000	13,372,100

Textiles, Apparel & Luxury Goods 2.7%

Hanesbrands, Inc.(a)(b)	360,000	10,029,600

Total Consumer Discretionary		66,000,200

Consumer Staples 7.9%
Food Products 5.2%

Dean Foods Co.(a)	620,000	9,696,800

Smithfield Foods, Inc.(a)(b)	480,000	9,441,600

Total		19,138,400

Personal Products 2.7%

Herbalife Ltd.(b)	220,000	9,853,800

Total Consumer Staples		28,992,200

Energy 5.5%
Energy Equipment & Services 5.5%

Exterran Holdings, Inc.(a)(b)	375,000	4,327,500

Superior Energy Services, Inc.(a)(b)	460,000	9,954,400

Tetra Technologies, Inc.(a)(b)	950,000	6,070,500

Total		20,352,400

Total Energy		20,352,400

Financials 13.4%
Insurance 13.4%

Aspen Insurance Holdings Ltd.(b)	390,000	11,021,400

Endurance Specialty Holdings Ltd.(b)	260,000	10,155,600

Hanover Insurance Group, Inc. (The)	240,000	9,362,400

Infinity Property & Casualty Corp.(b)	160,000	8,585,600

Lincoln National Corp.(b)	490,000	10,128,300

Total		49,253,300

Total Financials		49,253,300

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 12.3%
Health Care Equipment & Supplies 1.9%

Analogic Corp.(b)	105,000	6,923,700

Health Care Providers & Services 4.5%

WellCare Health Plans, Inc.(a)	290,034	16,378,220

Pharmaceuticals 5.9%

Impax Laboratories, Inc.(a)(b)	481,000	9,971,130

ISTA Pharmaceuticals, Inc.(a)	50,000	454,500

Salix Pharmaceuticals Ltd.(a)(b)	220,000	11,398,200

Total		21,823,830

Total Health Care		45,125,750

Industrials 26.6%
Aerospace & Defense 3.5%

Cubic Corp.(b)	295,006	12,803,260

Airlines 4.0%

United Continental Holdings, Inc.(a)(b)	590,000	14,850,300

Commercial Services & Supplies 4.0%

Brink’s Co. (The)	180,000	4,098,600

Waste Connections, Inc.	345,000	10,677,750

Total		14,776,350

Construction & Engineering 2.3%

Shaw Group, Inc. (The)(a)	330,000	8,382,000

Electrical Equipment 6.5%

Belden, Inc.(b)	360,000	11,250,000

EnerSys(a)	390,000	12,862,200

Total		24,112,200

Machinery 4.2%

Mueller Industries, Inc.(b)	265,000	11,257,200

Navistar International Corp.(a)(b)	90,000	2,514,600

Wabash National Corp.(a)(b)	230,000	1,600,800

Total		15,372,600

Road & Rail 2.1%

Swift Transportation Co.(a)	724,400	7,685,885

Total Industrials		97,982,595

Information Technology 12.4%
Communications Equipment —%

Comverse Technology, Inc.(a)	20	122

IT Services 2.0%

CACI International, Inc., Class A(a)(b)	170,784	7,309,555

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 6.2%

Cypress Semiconductor Corp.(a)	849,989	11,211,355

ON Semiconductor Corp.(a)	1,690,000	11,390,600

Total		22,601,955

Software 4.2%

Quest Software, Inc.(a)	620,000	15,500,000

Total Information Technology		45,411,632

Materials 4.1%
Chemicals 2.4%

Minerals Technologies, Inc.(b)	140,000	8,857,800

Containers & Packaging 1.7%

Owens-Illinois, Inc.(a)	315,000	6,155,100

Total Materials		15,012,900

Total Common Stocks (Cost: $268,149,455)		368,130,977

Investments of Cash Collateral Received for Securities on Loan 24.6%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 1.9%
Australia and New Zealand Bank Group, Ltd. 06/11/12	0.580%	2,000,000	2,000,000

Banque et Caisse d’Epargne de l’Etat 06/15/12	0.430%	2,996,707	2,996,707

Mizuho Corporate Bank Ltd. 06/01/12	0.370%	2,000,000	2,000,000

Total			6,996,707

Commercial Paper 0.8%
Suncorp Metway Ltd. 06/05/12	0.460%	2,997,662	2,997,662

Other Short-Term Obligations 0.5%
Natixis Financial Products LLC 06/01/12	0.520%	2,000,000	2,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Repurchase Agreements 21.4%
Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $7,000,043(c)	0.220%	7,000,000	7,000,000

Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $10,219,736(c)	0.220%	10,219,673	10,219,673

Goldman Sachs & Co.(c) dated 05/29/12, matures 06/05/12, repurchase price $15,000,396	0.190%	15,000,000	15,000,000

dated 05/31/12, matures 06/01/12, repurchase price $10,000,058	0.210%	10,000,000	10,000,000

Mizuho Securities USA, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,104(c)	0.250%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,100(c)	0.240%	15,000,000	15,000,000

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(c)	0.230%	5,000,000	5,000,000

Pershing LLC dated 05/31/12, matures 06/01/12, repurchase price $1,500,014(c)	0.340%	1,500,000	1,500,000

Total			78,719,673

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $90,714,042)			90,714,042

Total Investments (Cost: $358,863,497)			458,845,019	(d)

Other Assets & Liabilities, Net			(90,826,982)

Net Assets			368,018,037

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At May 31, 2012, security was partially or fully on loan.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(c)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	35,187

Fannie Mae REMICS	2,771,026

Fannie Mae-Aces	57,482

Freddie Mac Reference REMIC	15,450

Freddie Mac REMICS	3,526,034

Government National Mortgage Association	734,821

Total market value of collateral securities	7,140,000

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	10,156,450

Freddie Mac Non Gold Pool	267,617

Total market value of collateral securities	10,424,067

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	10,053,286

Freddie Mac Gold Pool	5,101,882

Freddie Mac Non Gold Pool	144,832

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	8,107,002

Ginnie Mae II Pool	2,092,998

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	455,533

Fannie Mae Pool	35,198

Fannie Mae REMICS	7,710,571

Fannie Mae Whole Loan	531,790

FHLMC Structured Pass Through Securities	242,858

Freddie Mac Non Gold Pool	1,063,856

Freddie Mac REMICS	1,011,244

Ginnie Mae II Pool	4,248,950

Total market value of collateral securities	15,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,266,746

Fannie Mae REMICS	4,080,442

Fannie Mae-Aces	49,501

Freddie Mac Gold Pool	1,719,874

Freddie Mac REMICS	3,360,198

Government National Mortgage Association	3,347,982

United States Treasury Note/Bond	1,475,360

Total market value of collateral securities	15,300,103

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Pershing LLC (0.340%)
Fannie Mae REMICS	429,713

Fannie Mae-Aces	41,997

Freddie Mac Reference REMIC	101,501

Freddie Mac REMICS	331,521

Government National Mortgage Association	554,013

United States Treasury Note/Bond	71,255

Total market value of collateral securities	1,530,000

(d)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	23,836,437	(23,836,437)	—	—	543	—

Abbreviation Legend

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	66,000,200	—	—	66,000,200

Consumer Staples	28,992,200	—	—	28,992,200

Energy	20,352,400	—	—	20,352,400

Financials	49,253,300	—	—	49,253,300

Health Care	45,125,750	—	—	45,125,750

Industrials	97,982,595	—	—	97,982,595

Information Technology	45,411,632	—	—	45,411,632

Materials	15,012,900	—	—	15,012,900

Total Equity Securities	368,130,977	—	—	368,130,977

Other

Investments of Cash Collateral Received for Securities on Loan	—	90,714,042	—	90,714,042

Total Other	—	90,714,042	—	90,714,042

Total	368,130,977	90,714,042	—	458,845,019

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value* (identified cost $268,149,455)	$368,130,977

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $11,994,369)	11,994,369

Repurchase agreements (identified cost $78,719,673)	78,719,673

Total investments (identified cost $358,863,497)	458,845,019

Receivable for:

Investments sold	770,974

Capital shares sold	40,498

Dividends	78,931

Interest	10,895

Expense reimbursement due from Investment Manager	654

Total assets	459,746,971

Liabilities

Disbursements in excess of cash	408,879

Due upon return of securities on loan	90,714,042

Payable for:

Capital shares purchased	319,219

Investment management fees	7,964

Distribution fees	3,327

Transfer agent fees	53,991

Administration fees	807

Plan administration fees	904

Compensation of board members	21,527

Other expenses	198,274

Total liabilities	91,728,934

Net assets applicable to outstanding capital stock	$368,018,037

Represented by

Paid-in capital	$403,167,785

Excess of distributions over net investment income	(20,896)

Accumulated net realized loss	(135,110,374)

Unrealized appreciation (depreciation) on:

Investments	99,981,522

Total — representing net assets applicable to outstanding capital stock	$368,018,037

* Value of securities on loan	$ 88,743,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$283,739,758

Shares outstanding	19,829,918

Net asset value per share	$14.31

Maximum offering price per share(a)	$15.18

Class B

Net assets	$12,564,905

Shares outstanding	1,018,215

Net asset value per share	$12.34

Class C

Net assets	$33,327,151

Shares outstanding	2,697,196

Net asset value per share	$12.36

Class I

Net assets	$20,764,340

Shares outstanding	1,347,359

Net asset value per share	$15.41

Class R

Net assets	$9,248,177

Shares outstanding	664,332

Net asset value per share	$13.92

Class R4

Net assets	$3,811,785

Shares outstanding	249,494

Net asset value per share	$15.28

Class R5

Net assets	$2,145,137

Shares outstanding	139,332

Net asset value per share	$15.40

Class Z

Net assets	$2,416,784

Shares outstanding	157,464

Net asset value per share	$15.35

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Net investment income
Income:
Dividends	$845,802	$2,752,011
Dividends from affiliates	543	2,067
Income from securities lending — net	63,853	164,149

Total income	910,198	2,918,227

Expenses:
Investment management fees	1,331,671	3,665,260
Distribution fees
Class A	326,671	863,549
Class B	59,042	208,219
Class C	155,353	449,212
Class R	21,497	67,844
Transfer agent fees
Class A	337,332	943,450
Class B	15,302	57,177
Class C	40,406	123,006
Class R	11,224	37,255
Class R4	108	721
Class R5	59	431
Class Z	2,543	2,611
Administration fees	134,853	359,260
Plan administration fees
Class R4	4,237	9,782
Compensation of board members	10,382	12,226
Custodian fees	3,129	13,835
Printing and postage fees	35,157	92,329
Registration fees	81,486	74,205
Professional fees	15,065	35,767
Other	27,434	25,082

Total expenses	2,612,951	7,041,221
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(108,261)	(253,728)
Expense reductions	—	(3,881)

Total net expenses	2,504,690	6,783,612

Net investment loss	(1,594,492)	(3,865,385)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,984,718	49,293,493

Net realized gain	8,984,718	49,293,493
Net change in unrealized appreciation (depreciation) on:
Investments	11,005,956	(89,480,521)

Net change in unrealized appreciation (depreciation)	11,005,956	(89,480,521)

Net realized and unrealized gain (loss)	19,990,674	(40,187,028)

Net change in net assets resulting from operations	$18,396,182	$(44,052,413)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Operations

Net investment loss	$(1,594,492)	$(3,865,385)	$(4,057,625)

Net realized gain	8,984,718	49,293,493	36,759,346

Net change in unrealized appreciation (depreciation)	11,005,956	(89,480,521)	63,616,464

Net increase (decrease) in net assets resulting from operations	18,396,182	(44,052,413)	96,318,185

Distributions to shareholders:

Net realized gains
Class A	—	(15,826,476)	—
Class B	—	(821,815)	—
Class C	—	(2,285,649)	—
Class I	—	(711,817)	—
Class R	—	(606,632)	—
Class R4	—	(184,769)	—
Class R5	—	(100,928)	—
Class Z	—	(61,965)	—

Total distributions to shareholders	—	(20,600,051)	—

Increase (decrease) in net assets from share transactions	(30,517,926)	(46,840,958)	82,041,526

Proceeds from regulatory settlements (Note 6)	—	—	34,652

Total increase (decrease) in net assets	(12,121,744)	(111,493,422)	178,394,363

Net assets at beginning of year	380,139,781	491,633,203	313,238,840

Net assets at end of year	$368,018,037	$380,139,781	$491,633,203

Excess of distributions over net investment income	$(20,896)	$(15,001)	$(12,605)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	396,550	6,024,403	1,750,058	27,816,746	2,431,089	33,982,068

Fund merger	—	—	—	—	9,168,598	125,115,360

Distributions reinvested	—	—	1,113,167	14,994,366	—	—

Redemptions	(2,187,011)	(33,059,695)	(5,084,181)	(78,485,280)	(5,323,878)	(73,002,651)

Net increase (decrease)	(1,790,461)	(27,035,292)	(2,220,956)	(35,674,168)	6,275,809	86,094,777

Class B shares

Subscriptions	10,502	138,586	20,042	277,514	83,897	998,028

Fund merger	—	—	—	—	919,234	11,091,043

Distributions reinvested	—	—	67,731	789,744	—	—

Redemptions(c)	(132,249)	(1,730,441)	(883,120)	(12,526,522)	(1,443,855)	(16,974,770)

Net decrease	(121,747)	(1,591,855)	(795,347)	(11,459,264)	(440,724)	(4,885,699)

Class C shares

Subscriptions	112,596	1,466,429	390,344	5,238,363	422,161	5,112,124

Fund merger	—	—	—	—	129,796	1,567,882

Distributions reinvested	—	—	136,722	1,595,542	—	—

Redemptions	(578,581)	(7,513,415)	(1,042,524)	(14,051,468)	(1,049,308)	(12,720,638)

Net decrease	(465,985)	(6,046,986)	(515,458)	(7,217,563)	(497,351)	(6,040,632)

Class I shares

Subscriptions	697,624	11,703,658	1,149,572	20,263,585	126,829	2,058,671

Fund merger	—	—	—	—	564	8,173

Distributions reinvested	—	—	49,093	710,871	—	—

Redemptions	(330,275)	(5,499,857)	(814,882)	(13,605,727)	(2,986)	(49,441)

Net increase	367,349	6,203,801	383,783	7,368,729	124,407	2,017,403

Class R shares

Subscriptions	108,599	1,583,143	384,571	5,905,073	536,054	6,985,236

Distributions reinvested	—	—	16,513	216,646	—	—

Redemptions	(281,009)	(4,076,027)	(571,570)	(8,764,076)	(401,284)	(5,260,479)

Net increase (decrease)	(172,410)	(2,492,884)	(170,486)	(2,642,357)	134,770	1,724,757

Class R3 shares

Redemptions	—	—	—	—	(450)	(7,408)

Net decrease	—	—	—	—	(450)	(7,408)

Class R4 shares

Subscriptions	24,724	392,918	86,988	1,474,704	30,001	446,844

Fund merger	—	—	—	—	205,574	2,971,903

Distributions reinvested	—	—	12,805	184,006	—	—

Redemptions	(24,637)	(394,113)	(62,920)	(1,025,889)	(26,163)	(400,299)

Net increase (decrease)	87	(1,195)	36,873	632,821	209,412	3,018,448

Class R5 shares

Subscriptions	257	4,208	857	13,786	690	10,089

Distributions reinvested	—	—	6,778	98,074	—	—

Redemptions	(68)	(1,129)	(3,074)	(46,358)	(1,482)	(21,910)

Net increase (decrease)	189	3,079	4,561	65,502	(792)	(11,821)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	45,878	728,765	162,818	2,758,413	7,823	131,701

Distributions reinvested	—	—	1,958	28,258	—	—

Redemptions	(17,377)	(285,359)	(43,636)	(701,329)	—	—

Net increase	28,501	443,406	121,140	2,085,342	7,823	131,701

Total net increase (decrease)	(2,154,477)	(30,517,926)	(3,155,890)	(46,840,958)	5,812,904	82,041,526

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,	Year Ended December 31,
Class A	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$13.69	$15.97	$12.59	$9.23	$15.92	$17.67

Income from investment operations:

Net investment loss	(0.06)	(0.12)	(0.11)	(0.12)	(0.17)	(0.21)

Net realized and unrealized gain (loss)	0.68	(1.40)	3.49	3.48	(6.33)	1.43

Total from investment operations	0.62	(1.52)	3.38	3.36	(6.50)	1.22

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—	(0.19)	(2.97)

Total distributions to shareholders	—	(0.76)	—	—	(0.19)	(2.97)

Proceeds from regulatory settlements	—	—	0.00(b)	0.00(b)	—	—

Net asset value, end of period	$14.31	$13.69	$15.97	$12.59	$9.23	$15.92

Total return	4.53%	(9.42%)	26.85%(c)	36.40%(d)	(41.19%)	6.26%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.48%(f)	1.48%	1.66%	2.00%	1.89%	1.71%

Net expenses after fees waived or expenses reimbursed(g)	1.41%(f)	1.42%(h)	1.33%	1.69%	1.89%	1.71%

Net investment loss	(0.87%)(f)	(0.77%)(h)	(0.84%)	(1.12%)	(1.30%)	(1.17%)

Supplemental data

Net assets, end of period (in thousands)	$283,740	$295,973	$380,848	$221,181	$66,415	$155,045

Portfolio turnover	3%	18%	5%	7%	16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class B	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$11.84	$14.04	$11.15	$8.23	$14.34	$16.30

Income from investment operations:

Net investment loss	(0.09)	(0.21)	(0.19)	(0.18)	(0.24)	(0.32)

Net realized and unrealized gain (loss)	0.59	(1.23)	3.08	3.10	(5.68)	1.33

Total from investment operations	0.50	(1.44)	2.89	2.92	(5.92)	1.01

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—	(0.19)	(2.97)

Total distributions to shareholders	—	(0.76)	—	—	(0.19)	(2.97)

Proceeds from regulatory settlements	—	—	0.00(b)	0.00(b)	—	—

Net asset value, end of period	$12.34	$11.84	$14.04	$11.15	$8.23	$14.34

Total return	4.22%	(10.15%)	25.92%(c)	35.48%(d)	(41.68%)	5.47%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.23%(f)	2.23%	2.43%	2.77%	2.64%	2.46%

Net expenses after fees waived or expenses reimbursed(g)	2.16%(f)	2.16%(h)	2.10%	2.46%	2.64%	2.46%

Net investment loss	(1.62%)(f)	(1.52%)(h)	(1.62%)	(1.88%)	(2.05%)	(1.92%)

Supplemental data

Net assets, end of period (in thousands)	$12,565	$13,501	$27,172	$26,500	$8,483	$26,802

Portfolio turnover	3%	18%	5%	7%	16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$11.86		$14.06		$11.17		$8.24		$14.34		$16.30

Income from investment operations:

Net investment loss	(0.09)		(0.21)		(0.19)		(0.19)		(0.23)		(0.32)

Net realized and unrealized gain (loss)	0.59		(1.23)		3.08		3.12		(5.68)		1.33

Total from investment operations	0.50		(1.44)		2.89		2.93		(5.91)		1.01

Less distributions to shareholders:

Net realized gains	—		(0.76)		—		—		(0.19)		(2.97)

Total distributions to shareholders	—		(0.76)		—		—		(0.19)		(2.97)

Proceeds from regulatory settlements	—		—		0.00(b)		0.00(b)		—		—

Net asset value, end of period	$12.36		$11.86		$14.06		$11.17		$8.24		$14.34

Total return	4.22%		(10.13%	)	25.87%	(c)	35.56%	(d)	(41.61%	)	5.47%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.23%	(f)	2.23%		2.42%		2.90%		2.63%		2.46%

Net expenses after fees waived or expenses reimbursed(g)	2.16%	(f)	2.17%	(h)	2.09%		2.67%		2.63%		2.46%

Net investment loss	(1.63%	)(f)	(1.52%	)(h)	(1.60%	)	(2.10%	)	(2.05%	)	(1.92%	)

Supplemental data

Net assets, end of period (in thousands)	$33,327		$37,511		$51,712		$46,626		$37,217		$32,206

Portfolio turnover	3%		18%		5%		7%		16%		27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class I	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$14.71	$17.02	$13.35	$11.86

Income from investment operations:

Net investment loss	(0.03)	(0.04)	(0.05)	(0.01)

Net realized and unrealized gain (loss)	0.73	(1.51)	3.72	1.50

Total from investment operations	0.70	(1.55)	3.67	1.49

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—

Total distributions to shareholders	—	(0.76)	—	—

Proceeds from regulatory settlements	—	—	0.00(c)	—

Net asset value, end of period	$15.41	$14.71	$17.02	$13.35

Total return	4.76%	(9.01%)	27.49%(d)	12.56%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	0.98%(f)	0.94%	1.09%	1.14%(f)

Net expenses after fees waived or expenses reimbursed(g)	0.94%(f)	0.91%	0.88%	0.88%(f)

Net investment loss	(0.38%)(f)	(0.24%)	(0.38%)	(0.23%)(f)

Supplemental data

Net assets, end of period (in thousands)	$20,764	$14,419	$10,145	$6,300

Portfolio turnover	3%	18%	5%	7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class R	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$13.33	$15.62	$12.35	$9.08	$15.70	$17.53

Income from investment operations:

Net investment loss	(0.07)	(0.16)	(0.16)	(0.16)	(0.19)	(0.25)

Net realized and unrealized gain (loss)	0.66	(1.37)	3.43	3.43	(6.24)	1.39

Total from investment operations	0.59	(1.53)	3.27	3.27	(6.43)	1.14

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—	(0.19)	(2.97)

Total distributions to shareholders	—	(0.76)	—	—	(0.19)	(2.97)

Proceeds from regulatory settlements	—	—	0.00(b)	0.00(b)	—	—

Net asset value, end of period	$13.92	$13.33	$15.62	$12.35	$9.08	$15.70

Total return	4.43%	(9.69%)	26.48%(c)	36.01%(d)	(41.32%)	5.83%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.73%(f)	1.73%	1.87%	2.31%	2.14%	1.96%

Net expenses after fees waived or expenses reimbursed(g)	1.67%(f)	1.67%(h)	1.66%	2.19%	2.14%	1.96%

Net investment loss	(1.14%)(f)	(1.02%)(h)	(1.16%)	(1.62%)	(1.55%)	(1.42%)

Supplemental data

Net assets, end of period (in thousands)	$9,248	$11,156	$15,733	$10,778	$8,537	$11,311

Portfolio turnover	3%	18%	5%	7%	16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R4	2012(a)		2011		2010		2009(b)
Per share data

Net asset value, beginning of period	$14.60		$16.94		$13.34		$11.86

Income from investment operations:

Net investment loss	(0.04)		(0.09)		(0.10)		(0.03)

Net realized and unrealized gain (loss)	0.72		(1.49)		3.70		1.51

Total from investment operations	0.68		(1.58)		3.60		1.48

Less distributions to shareholders:

Net realized gains	—		(0.76)		—		—

Total distributions to shareholders	—		(0.76)		—		—

Proceeds from regulatory settlements	—		—		0.00(c)		—

Net asset value, end of period	$15.28		$14.60		$16.94		$13.34

Total return	4.66%		(9.23%)		26.99%	(d)	12.48%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.23%	(f)	1.22%		1.39%		1.43%	(f)

Net expenses after fees waived or expenses reimbursed(g)	1.20%	(f)	1.18%		1.18%		1.18%	(f)

Net investment loss	(0.65%	)(f)	(0.53%	)	(0.69%	)	(0.58%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$3,812		$3,642		$3,601		$42

Portfolio turnover	3%		18%		5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R5	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$14.70		$17.01		$13.35		$9.72		$16.65		$18.26

Income from investment operations:

Net investment loss	(0.03)		(0.05)		(0.06)		(0.09)		(0.08)		(0.12)

Net realized and unrealized gain (loss)	0.73		(1.50)		3.72		3.72		(6.66)		1.48

Total from investment operations	0.70		(1.55)		3.66		3.63		(6.74)		1.36

Less distributions to shareholders:

Net realized gains	—		(0.76)		—		—		(0.19)		(2.97)

Total distributions to shareholders	—		(0.76)		—		—		(0.19)		(2.97)

Proceeds from regulatory settlements	—		—		0.00(b)		0.00(b)		—		—

Net asset value, end of period	$15.40		$14.70		$17.01		$13.35		$9.72		$16.65

Total return	4.76%		(9.02%	)	27.42%	(c)	37.35%	(d)	(40.82%	)	6.85%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	0.98%	(f)	0.97%		1.14%		1.51%		1.19%		1.15%

Net expenses after fees waived or expenses reimbursed(g)	0.95%	(f)	0.93%		0.93%		1.46%		1.19%		1.15%

Net investment loss	(0.41%	)(f)	(0.28%	)	(0.44%	)	(0.88%	)	(0.61%	)	(0.61%	)

Supplemental data

Net assets, end of period (in thousands)	$2,145		$2,046		$2,289		$1,808		$7,405		$11,322

Portfolio turnover	3%		18%		5%		7%		16%		27%

Notes to Financial Highlights

(a)	For the period January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class Z	2012(a)	2011	2010(b)
Per share data

Net asset value, beginning of period	$14.67	$17.01	$14.61

Income from investment operations:

Net investment loss	(0.04)	(0.08)	(0.01)

Net realized and unrealized gain (loss)	0.72	(1.50)	2.41

Total from investment operations	0.68	(1.58)	2.40

Less distributions to shareholders:

Net realized gains	—	(0.76)	—

Total distributions to shareholders	—	(0.76)	—

Net asset value, end of period	$15.35	$14.67	$17.01

Total return	4.63%	(9.19%)	16.43%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.23%(d)	1.20%	1.55%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.16%(d)	1.19%(f)	1.02%(d)

Net investment loss	(0.62%)(d)	(0.50%)(f)	(0.34%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,417	$1,892	$133

Portfolio turnover	3%	18%	5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully

Annual Report 2012	27

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other

28	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.935% to 0.745% as the Fund’s net assets increase. For the period ended May 31, 2012, the annualized effective management fee rate was 0.79% of the Fund’s average daily net assets. For the year ended December 31, 2011, the effective management fee rate was 0.82% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective administration fee rate was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended December 31, 2011, other expenses paid to this company were $1,387 and $3,014, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are

Annual Report 2012	29

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended December 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011
Class A	0.26%	0.27%
Class B	0.26	0.27
Class C	0.26	0.27
Class R	0.26	0.27
Class R4	0.01	0.02
Class R5	0.01	0.02
Class Z	0.24	0.26

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $142,725. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $94,812 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $3,881.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $826,000 and $2,677,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution

30	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $50,110 for Class A, $2,156 for Class B and $454 for Class C shares for the period ended May 31, 2012 and $190,925 for Class A, $10,077 for Class B and $1,204 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian , do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.39%
Class B	2.14
Class C	2.14
Class I	0.94
Class R	1.64
Class R4	1.24
Class R5	0.99
Class Z	1.14

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.00
Class R	1.70
Class R4	1.30
Class R5	1.05
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses and post October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,588,597
Accumulated net realized loss	324
Paid-in capital	(1,588,921)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Long-term capital gains	$ —	$20,600,051	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3
Undistributed accumulated long-term gain	7,441,245
Accumulated realized loss	(142,290,291)
Unrealized appreciation	99,699,295

Annual Report 2012	31

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

At May 31, 2012, the cost of investments for federal income tax purposes was $359,124,826 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$121,061,379
Unrealized depreciation	(21,341,186)
Net unrealized appreciation	$99,720,193

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	106,385,668
2017	35,904,623
Total	142,290,291

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the period ended May 31, 2012, $8,320,340 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $13,438,594 and $46,152,965, respectively, for the period ended May 31, 2012.

Note 6. Regulatory Settlements

During the year ended December 31, 2010, the Fund received $34,652 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding).

The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $88,743,269 were on loan, secured by cash collateral of $90,714,042 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

32	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 10.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended December 31, 2012.

Note 11. Fund Merger

At the close of business on March 26, 2010, the Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Equity Fund (the acquired Fund), a series of RiverSource Managers Series, Inc. The reorganization was completed after shareholders of the acquired fund approved the plan on March 10, 2010. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $326,732,292 and the combined net assets immediately after the acquisition were $467,486,653.

The merger was accomplished by a tax-free exchange of 30,331,428 shares of the acquired Fund valued at $140,754,361 (including $56,018,774 of unrealized appreciation).

In exchange for the acquired Fund shares, the Fund issued the following number of shares:

Shares
Class A	9168,598
Class B	919,234
Class C	129,796
Class I	564
Class R4	205,574

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired Fund that have been included in the combined Fund’s Statement of Operations since the acquisition was completed.

Assuming the acquisition had been completed on January 1, 2010, the Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended December 31, 2010 would have been $4.4 million, $38.2 million and $121.6 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

Annual Report 2012	33

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Select Smaller-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Smaller-Cap Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the statements of changes in net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund of the Columbia Fund Series Trust II at May 31, 2012, the results of its operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the changes in its net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and the financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	35

Columbia Select Smaller-Cap Value Fund

Federal Income Tax Information

(Unaudited)

Fiscal period ended May, 31, 2012

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	37

Columbia Select Smaller-Cap Value Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

38	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006- 2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000- 2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	39

Columbia Select Smaller-Cap Value Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

40	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	41

Columbia Select Smaller-Cap Value Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

42	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Smaller-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Annual Report 2012	43

Columbia Select Smaller-Cap Value Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

44	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9926 A (7/12)

Annual Report May 31, 2012

Columbia Seligman Communications and Information Fund

Columbia Seligman Communications and Information Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Seligman Communications and Information Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Seligman Communications and Information Fund

Performance Overview

Performance Summary

>	For the five-month period that ended May 31, 2012, Columbia Seligman Communications and Information Fund (the fund) Class A shares returned 5.12% excluding sales charge.

>	The fund underperformed the S&P North American Technology Sector Index, which returned 7.71% during the same period.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	5 Months Cumulative	1 Year	5 Years	10 Years
Class A	06/23/83
Excluding sales charges		5.12	-6.10	4.13	7.90
Including sales charges		-0.92	-11.51	2.90	7.26
Class B	04/22/96
Excluding sales charges		4.81	-6.81	3.35	7.08
Including sales charges		-0.19	-11.23	3.00	7.08
Class C	05/27/99
Excluding sales charges		4.77	-6.83	3.35	7.09
Including sales charges		3.77	-7.71	3.35	7.09
Class I*	08/03/09	5.28	-5.69	4.37	8.02
Class R*	04/30/03	5.00	-6.35	3.83	7.59
Class R3*	08/03/09	5.05	-6.18	3.98	7.74
Class R4*	08/03/09	5.15	-5.97	4.19	7.93
Class R5	11/30/01	5.28	-5.72	4.56	8.39
Class Z*	09/27/10	5.24	-5.83	4.24	7.96
S&P North American Technology Sector Index		7.71	0.94	3.49	5.79

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P North American Technology Sector Index, an unmanaged benchmark, is a modified capitalization-weighted index based on a universe of technology related stocks. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia Seligman Communications and Information Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia Seligman Communications and Information Fund

Manager Discussion of Fund Performance

Portfolio Management

Paul Wick

Richard Parower, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees for Columbia Seligman Communications and Information Fund has approved the change of the fund’s fiscal year end from December 31 to May 31. As a result, this report covers the 5-month period since the last annual report. The next report you receive will be for the six-month period from June 1, 2012 through November 30, 2012.

For the five-month period that ended May 31, 2012, the fund’s Class A shares returned 5.12% without sales charge. The fund’s benchmark, the S&P North American Technology Sector Index, returned 7.71% for the same period. The fund’s underperformance was attributable to stock selection, primarily, and industry allocation, secondarily, in a decelerating, weakened technology market.

Decelerating Information Technology Spending

The pace of both economic and job growth picked up early in 2012, but disappointed again as the period wore on. Even though more than a million new jobs were added to the labor markets, the pace of job growth slowed markedly in April and May. Economic growth, as measured by gross domestic product, slipped to 1.9% in the first quarter and expectations for second quarter growth are no higher. Manufacturing activity continued to expand — the one consistent bright spot throughout this recovery. And the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat. The deceleration in IT spending gained speed during the second half of the reporting period as a result of dampening consumer spending and business capital outlays.

Stock Selection with Software and Computers and Peripherals Detracted from Results

Stock selection drove the fund’s relative underperformance during the reporting period, particularly within the software industry. The fund maintained a significant overweighting versus the benchmark in this industry during the period, and while allocation to the strong performing industry was met with positive results, positions in Nuance Communications, Symantec, JDA Software, Rovi and Microsoft weighed more heavily on investment results. Security software company Symantec, which had been trading at extremely low valuations, likely suffered from pressure in their consumer security business as the trend toward tablet computers continued to grow. Broad market weakness, rather than fundamentals, seemed to be at the root of disappointing performance for Nuance Communications, JDA Technology and Rovi. Positions in Parametric Technology aided results, however, as did BMC Software, Oracle and Synopsis.

Computers and peripherals was another area in which stock selection caused the fund’s relative investment results to lag those of the benchmark. The industry, overall, was the strongest performing area of the benchmark. While the fund’s overall weighting in this strong-performing industry aided absolute results — resulting in a double-digit gain for the fund in the industry — positions in NetApp and Dell weighed on performance versus the benchmark. The fund’s position in Apple contributed solid results on an absolute basis as Apple’s stock price continued to soar during the period. As compared to the benchmark’s results, however, the fund’s smaller position than the benchmark’s 10%+ holding in Apple was the primary source of lag for the fund versus the benchmark in the industry. Seagate Technology and Hewlett Packard were bright spots within the industry for the fund during the period, as we were able to sell both positions near their stock price highs during the period.

4	Annual Report 2012

Columbia Seligman Communications and Information Fund

Manager Discussion of Fund Performance (continued)

Strong Stock Selection in a Weak Market

Stock selection within semiconductors and semiconductor equipment contributed positively to fund results during the period, though the industry remained relatively flat during the period. Advanced Micro Devices (AMD) was a standout for the fund in semiconductors. AMD’s new Trinity processors for notebook PCs have gotten strong reviews, and we think AMD’s average selling prices will be higher than their previous generation of products. KLA-Tencor and Novellus Systems were notable detractors for the fund during the period, likely suffering from decelerating spending on the back of investor uncertainty and weaker demand. We’ve seen a significant amount of consolidation within the semiconductor capital equipment space, however, which we believe may lead to a favorable pricing dynamic.

Communications equipment was the area of largest relative contribution for the fund this period. The industry, overall, returned negative results for the benchmark as carrier spending disappointed, but astute stock selection enabled the fund to reap positive results. Ubiquiti Networks, which we were able to sell at the top, and Qualcomm aided results.

Internet software and services and IT services were also areas of relative contribution for the fund. In the case of Internet software and services, it was more a case of what the fund avoided that helped results. In IT services, VeriFone Systems (position eliminated) was a standout for the fund, while Amdocs dragged on performance.

Looking Ahead

We believe the upcoming U.S. Presidential election will be pivotal. At present, there’s a tremendous amount of policy uncertainty which is, we believe, dampening consumer spending and business capital outlays. If confidence in the economy improves, and spending picks up, then we believe there is potential for a very good climate for technology stocks. We believe the long-term trend toward more and more capital spending by businesses and consumer discretionary spending going towards technology goods and services are still very much in ascendance worldwide. Technology is a secular growth area and we believe there are a lot of inexpensive stocks out there.

Top Ten Holdings (%) (at May 31, 2012)
Synopsys, Inc.	8.6
Apple, Inc.	8.2
Advanced Micro Devices, Inc.	5.9
Microsoft Corp.	5.3
QUALCOMM, Inc.	5.2
Symantec Corp.	5.2
KLA-Tencor Corp.	4.9
Nuance Communications, Inc.	4.0
Novellus Systems, Inc.	3.8
Amdocs Ltd.	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2012)
Health Care	1.5
Information Technology	92.1
Telecommunication Services	0.5
Utilities	0.0	(a)
Other (b)	5.9

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a) Rounds to less than 0.1%

(b)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Seligman Communications and Information Fund

Understanding Your Fund’s Expenses

(Unaudited)

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the “Compare With Other Funds” information with details on using the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemptions or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.80	1,018.05	7.06	7.01	1.39
Class B	1,000.00	1,000.00	1,026.80	1,014.25	10.89	10.83	2.15
Class C	1,000.00	1,000.00	1,026.80	1,014.30	10.84	10.78	2.14
Class I	1,000.00	1,000.00	1,033.00	1,020.40	4.68	4.65	0.92
Class R	1,000.00	1,000.00	1,029.30	1,016.75	8.37	8.32	1.65
Class R3	1,000.00	1,000.00	1,030.40	1,017.65	7.46	7.41	1.47
Class R4	1,000.00	1,000.00	1,031.40	1,018.65	6.45	6.41	1.27
Class R5	1,000.00	1,000.00	1,032.80	1,020.00	5.08	5.05	1.00
Class Z	1,000.00	1,000.00	1,031.90	1,019.30	5.79	5.76	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

6	Annual Report 2012

Columbia Seligman Communications and Information Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 93.2%
Issuer	Shares	Value ($)

Health Care 1.5%
Health Care Providers & Services 0.1%

Quest Diagnostics, Inc.(a)	34,700	1,974,430

Life Sciences Tools & Services 1.4%

Agilent Technologies, Inc.	660,600	26,859,996

Life Technologies Corp.(b)	355,500	14,543,505

Thermo Fisher Scientific, Inc.	184,900	9,333,752

Total		50,737,253

Total Health Care		52,711,683

Information Technology 91.2%
Communications Equipment 6.5%

Cisco Systems, Inc.	3,456,400	56,443,012

Flashpoint Technology, Inc.(c)(d)(e)	246,914	—

Nortel Networks Corp.(b)	819	11

QUALCOMM, Inc.	3,057,284	175,212,946

Total		231,655,969

Computers & Peripherals 16.3%

Apple, Inc.(b)	477,000	275,577,210

Dell, Inc.(b)	4,422,300	54,526,959

Electronics for Imaging, Inc.(b)(f)	4,675,900	68,922,766

EMC Corp.(b)	4,052,200	96,644,970

NetApp, Inc.(b)	2,529,900	75,289,824

SanDisk Corp.(b)	440,500	14,404,350

Total		585,366,079

Electronic Equipment, Instruments & Components 3.7%

Avnet, Inc.(b)	2,472,900	75,398,721

Flextronics International Ltd.(b)	3,591,300	23,056,146

InvenSense, Inc.(a)(b)	389,400	3,870,636

IPG Photonics Corp.(a)(b)	418,860	17,927,208

Murata Manufacturing Co., Ltd.	205,400	10,625,676

Total		130,878,387

Internet Software & Services 0.2%

Constant Contact, Inc.(a)(b)	172,700	3,497,175

Dena Co., Ltd.	232,000	4,836,517

Total		8,333,692

IT Services 5.9%

Amdocs Ltd.(b)	4,214,046	121,153,823

Visa, Inc., Class A	773,700	89,130,240

Total		210,284,063

Office Electronics 2.0%

Canon, Inc.(a)	444,000	17,716,264

Xerox Corp.	7,585,600	54,768,032

Total		72,484,296

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 21.6%

Advanced Micro Devices, Inc.(a)(b)	32,659,345	198,568,818

Atmel Corp.(a)(b)	3,030,900	21,216,300

Broadcom Corp., Class A(b)	1,131,400	36,600,790

KLA-Tencor Corp.	3,584,500	164,277,635

Marvell Technology Group Ltd.(b)	4,155,900	52,073,427

Microchip Technology, Inc.(a)	592,000	18,363,840

Microsemi Corp.(b)	2,663,100	47,030,346

Novellus Systems, Inc.(b)	3,036,200	127,004,246

Semtech Corp.(b)	884,100	21,297,969

Spansion, Inc., Class A(b)	1,916,023	20,693,048

Teradyne, Inc.(a)(b)	4,821,800	69,675,010

Total		776,801,429

Software 35.0%

BMC Software, Inc.(a)(b)	1,503,356	63,622,026

Cadence Design Systems, Inc.(a)(b)	2,232,800	22,774,560

Check Point Software Technologies Ltd.(a)(b)	1,022,243	52,379,731

Citrix Systems, Inc.(b)	293,500	21,448,980

Fortinet, Inc.(b)	421,400	8,954,750

JDA Software Group, Inc.(a)(b)(f)	1,107,249	30,648,652

Mentor Graphics Corp.(a)(b)	855,400	12,061,140

Microsoft Corp.	6,100,900	178,085,271

Nuance Communications, Inc.(a)(b)	6,386,500	132,136,685

Oracle Corp.	3,516,800	93,089,696

Parametric Technology Corp.(a)(b)	4,628,170	93,489,034

Quest Software, Inc.(a)(b)	473,400	11,835,000

Rovi Corp.(b)	3,004,600	73,402,378

Symantec Corp.(b)	11,777,000	174,770,680

Synopsys, Inc.(b)(f)	9,728,803	287,486,129

Total		1,256,184,712

Total Information Technology		3,271,988,627

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.5%

Verizon Communications, Inc.	440,100	18,325,764

Total Telecommunication Services		18,325,764

Utilities —%
Independent Power Producers & Energy Traders —%

Miasole(c)(e)	805,620	1

Total Utilities		1

Total Common Stocks (Cost: $3,153,208,263)		3,343,026,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Preferred Stocks 0.1%
Issuer	Shares	Value ($)

Information Technology 0.1%
Computers & Peripherals 0.1%

Silver Peak Systems, Inc.(b)(c)(e)	2,620,545	2,070,231

Total Information Technology		2,070,231

Utilities —%
Independent Power Producers & Energy Traders —%

Miasole(b)(c)(d)(e)	62,288	—

Total Utilities		—

Total Convertible Preferred Stocks (Cost: $10,310,464)		2,070,231

Warrants —%
Utilities —%
Independent Power Producers & Energy Traders —%

Miasole Promissory Note(b)(c)(d)(e)	1	—

Total Utilities		—

Total Warrants (Cost: $21)		—

Money Market Funds 5.8%	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(f)(g)	209,192,452	209,192,452

Total Money Market Funds (Cost: $209,192,452)		209,192,452

Investments of Cash Collateral Received for Securities on Loan 9.7%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 0.6%
Atlantis One
08/01/12	0.662%	9,966,633	9,966,633
10/17/12	0.541%	4,986,275	4,986,275

Kells Funding LLC
07/02/12	0.601%	1,995,700	1,995,700
10/12/12	0.612%	4,984,580	4,984,580

Total			21,933,188

Certificates of Deposit 4.4%
Bank of Nova Scotia
07/26/12	0.319%	10,000,000	10,000,000

Barclays Bank PLC
07/18/12	0.280%	8,000,000	8,000,000

Branch Banking & Trust Corporation
07/12/12	0.420%	20,000,000	20,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Credit Suisse
08/30/12	0.300%	10,000,000	10,000,000
11/08/12	0.399%	2,000,000	2,000,000

Deutsche Bank AG
10/09/12	0.750%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/25/12	0.240%	10,000,000	10,000,000

Mitsubishi UFJ Trust and Banking Corp.
08/06/12	0.410%	4,000,098	4,000,098
10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	10,000,000	10,000,000

N.V. Bank Nederlandse Gemeenten
06/29/12	0.260%	5,000,000	5,000,000

National Australia Bank
08/16/12	0.339%	10,000,000	10,000,000
10/29/12	0.298%	4,999,800	4,999,800

Natixis
06/05/12	0.250%	5,000,000	5,000,000

Norinchukin Bank
08/22/12	0.390%	10,000,000	10,000,000

Rabobank
10/26/12	0.515%	5,000,000	5,000,000

Sumitomo Mitsui Banking Corp.
07/24/12	0.350%	10,000,000	10,000,000

Sumitomo Trust & Banking Co., Ltd.
09/17/12	0.470%	5,000,000	5,000,000
11/01/12	0.479%	5,000,000	5,000,000

Svenska Handelsbanken
07/26/12	0.590%	10,000,504	10,000,504

Total			159,000,402

Commercial Paper 2.1%
Development Bank of Singapore Ltd. 08/03/12	0.551%	12,965,243	12,965,243

DnB NOR
10/10/12	0.511%	11,968,890	11,968,890

Erste Abwicklungsanstalt 08/28/12	0.390%	9,989,600	9,989,600

Nordea Bank AB 07/24/12	0.627%	9,968,403	9,968,403
08/14/12	0.592%	6,979,235	6,979,235

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Skandinaviska Enskilda Banken AB 06/15/12	0.330%	9,994,500	9,994,500

The Commonwealth Bank of Australia 08/16/12	0.299%	13,000,000	13,000,000

Total			74,865,871

Repurchase Agreements 2.6%
Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $7,181,901(h) 06/01/12	0.220%	7,181,857	7,181,857

Goldman Sachs & Co. dated 05/31/12, matures 06/01/12, repurchase price $15,000,088(h) 06/01/12	0.210%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $30,000,200(h) 06/01/12	0.240%	30,000,000	30,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $16,000,365(h) 06/01/12	0.230%	16,000,263	16,000,263

Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(h) 06/01/12	0.210%	25,000,000	25,000,000

Total			93,182,120

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $348,981,581)			$348,981,581

Total Investments (Cost: $3,721,692,781)			3,903,270,339

Other Assets & Liabilities, Net			(314,484,650)

Net Assets			3,588,785,689

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $2,070,232, representing 0.06% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Flashpoint Technology, Inc.	09/10/99	1,000,844

Miasole	07/10/08	10,032,163

Silver Peak Systems, Inc.	01/14/08	10,041,774

Miasole Convertible Preferred	09/10/10 - 10/07/10	268,690

Miasole Promissory Note	09/10/10	21

(d)	Negligible market value.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2012, the value of these securities amounted to $2,070,232, which represents 0.06% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(f)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	13,415,433	883,014,158	(687,237,139)	—	209,192,452	142,446	209,192,452

Electronics for Imagining, Inc.	111,963,946	—	—	—	111,963,946	—	68,922,766

JDA Software Group, Inc.*	55,136,760	—	(36,200,209)	6,020,908	24,957,459	—	30,648,652

Synopsys, Inc.	263,234,303	—	(27,282,539)	1,410,268	237,362,032	—	287,486,129

Total	443,750,442	883,014,158	(750,719,887)	7,431,176	583,475,889	142,446	596,249,999

*	At May 31, 2012, the Fund owned less than five percent of the company’s outstanding voting shares.

(g)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	7,137,428

Freddie Mac Non Gold Pool	188,067

Total market value of collateral securities	7,325,495

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	12,160,504

Ginnie Mae II Pool	3,139,496

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	2,533,492

Fannie Mae REMICS	8,160,883

Fannie Mae-Aces	99,001

Freddie Mac Gold Pool	3,439,748

Freddie Mac REMICS	6,720,395

Government National Mortgage Association	6,695,965

United States Treasury Note/Bond	2,950,721

Total market value of collateral securities	30,600,205

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	6,971,625

Freddie Mac Gold Pool	3,624,521

Ginnie Mae II Pool	5,724,122

Total market value of collateral securities	16,320,268

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total market value of collateral securities	25,500,000

Abbreviation Legend

REMIC(s)	Real Estate Mortgage Investment Conduct(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Health Care	52,711,683	—	—	52,711,683

Information Technology	3,238,810,169	33,178,458	—	3,271,988,627

Telecommunication Services	18,325,764	—	—	18,325,764

Utilities	—	—	1	1

Convertible Preferred Stocks

Information Technology	—	—	2,070,231	2,070,231

Warrants

Utilities	—	—	—	—

Total Equity Securities	3,309,847,616	33,178,458	2,070,232	3,345,096,306

Other

Money Market Funds	209,192,452	—	—	209,192,452

Investments of Cash Collateral Received for Securities on Loan	—	348,981,581	—	348,981,581

Total Other	209,192,452	348,981,581	—	558,174,033

Total	3,519,040,068	382,160,039	2,070,232	3,903,270,339

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Common Stocks ($)	Convertible Preferred Stocks ($)	Total ($)
Balance as of December 31, 2011	2,615,042	2,272,418	4,887,460

Accrued discounts/premiums	—	—	—

Realized gain (loss)	—	—	—

Change in unrealized appreciation (depreciation)(a)	(2,615,041)	(202,187)	(2,817,228)

Sales	—	—	—

Purchases	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of May 31, 2012	1	2,070,231	2,070,232

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(2,817,228).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Common and Convertible Preferred Stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated earnings of the respective company, market multiplies derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $2,814,192,770)	$2,988,687,411

Affiliated issuers (identified cost $558,518,430)	565,601,347

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $255,799,461)	255,799,461

Repurchase agreements (identified cost $93,182,120)	93,182,120

Total investments (identified cost $3,721,692,781)	3,903,270,339

Receivable for:

Investments sold	41,547,688

Capital shares sold	3,299,484

Dividends	3,792,120

Interest	104,129

Total assets	3,952,013,760

Liabilities

Due upon return of securities on loan	348,981,581

Payable for:

Investments purchased	5,525,582

Capital shares purchased	5,464,243

Investment management fees	83,897

Distribution fees	38,034

Transfer agent fees	723,583

Administration fees	4,973

Plan administration fees	291

Compensation of board members	167,316

Other expenses	2,238,571

Total liabilities	363,228,071

Net assets applicable to outstanding capital stock	$3,588,785,689

Represented by

Paid-in capital	$3,229,997,321

Excess of distributions over net investment income	(162,119)

Accumulated net realized gain	177,353,757

Unrealized appreciation (depreciation) on:

Investments	181,577,558

Foreign currency translations	19,172

Total — representing net assets applicable to outstanding capital stock	$3,588,785,689

* Value of securities on loan	$333,658,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$2,573,956,613

Shares outstanding	60,017,363

Net asset value per share	$42.89

Maximum offering price per share(a)	$45.51

Class B

Net assets	$49,373,024

Shares outstanding	1,415,259

Net asset value per share	$34.89

Class C

Net assets	$668,588,225

Shares outstanding	19,149,142

Net asset value per share	$34.91

Class I

Net assets	$6,537

Shares outstanding	145

Net asset value per share	$45.08

Class R

Net assets	$41,828,862

Shares outstanding	1,001,084

Net asset value per share	$41.78

Class R3

Net assets	$26,041

Shares outstanding	620

Net asset value per share	$42.00

Class R4

Net assets	$1,172,280

Shares outstanding	26,231

Net asset value per share	$44.69

Class R5

Net assets	$18,084,668

Shares outstanding	401,653

Net asset value per share	$45.03

Class Z

Net assets	$235,749,439

Shares outstanding	5,238,037

Net asset value per share	$45.01

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Seligman Communications and Information Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Net investment income
Income:
Dividends	$9,513,452	$26,355,523
Dividends from affiliates	142,446	173,501
Income from securities lending — net	648,836	1,074,698
Foreign taxes withheld	(20,830)	(472,424)

Total income	10,283,904	27,131,298

Expenses:
Investment management fees	13,901,752	32,882,730
Distribution fees
Class A	2,972,107	7,201,633
Class B	240,819	712,226
Class C	3,097,616	7,456,504
Class R	94,009	241,668
Class R3	28	117
Transfer agent fees
Class A	1,889,586	4,887,841
Class B	38,961	121,443
Class C	493,473	1,257,949
Class R	30,176	82,020
Class R3	5	23
Class R4	223	441
Class R5	3,545	8,002
Class Z	137,221	161,010
Administration fees	812,545	1,924,770
Plan administration fees
Class R3	28	117
Class R4	1,286	2,689
Compensation of board members	61,233	75,730
Custodian fees	16,725	60,511
Printing and postage fees	124,115	369,900
Registration fees	122,853	124,014
Professional fees	20,859	121,449
Line of credit interest expense	—	1,269
Other	266,164	452,152

Total expenses	24,325,329	58,146,208
Expense reductions	—	(41,609)

Total net expenses	24,325,329	58,104,599

Net investment loss	(14,041,425)	(30,973,301)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	87,759,357	167,724,950
Investments — affiliated issuers	7,431,176	18,941,970
Foreign currency translations	372,128	378,600
Forward foreign currency exchange contracts	(466,147)	(310,299)
Increase from payment by affiliate (see Note 7)	—	468,984

Net realized gain	95,096,514	187,204,205
Net change in unrealized appreciation (depreciation) on:
Investments	92,801,604	(352,642,399)
Foreign currency translations	19,172	—

Net change in unrealized appreciation (depreciation)	92,820,776	(352,642,399)

Net realized and unrealized gain (loss)	187,917,290	(165,438,194)

Net change in net assets resulting from operations	$173,875,865	$(196,411,495)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations

Net investment loss	$(14,041,425)	$(30,973,301)	$(32,462,223)

Net realized gain	95,096,514	187,204,205	362,871,942

Net change in unrealized appreciation (depreciation)	92,820,776	(352,642,399)	195,130,629

Net increase (decrease) in net assets resulting from operations	173,875,865	(196,411,495)	525,540,348

Distributions to shareholders:

Net realized gains

Class A	—	(105,097,645)	—

Class B	—	(2,736,222)	—

Class C	—	(33,725,376)	—

Class I	—	(254)	—

Class R	—	(1,858,800)	—

Class R3	—	(987)	—

Class R4	—	(42,703)	—

Class R5	—	(668,299)	—

Class Z	—	(5,870,301)	—

Total distributions to shareholders	—	(150,000,587)	—

Increase (decrease) in net assets from share transactions	(61,517,262)	(224,444,190)	(165,455,770)

Proceeds from regulatory settlements (Note 6)	4,675,209	—	757,126

Total increase (decrease) in net assets	117,033,812	(570,856,272)	360,841,704

Net assets at beginning of year	3,471,751,877	4,042,608,149	3,681,766,445

Net assets at end of year	$3,588,785,689	$3,471,751,877	$4,042,608,149

Excess of distributions over net investment income	$(162,119)	$(137,093)	$(104,314)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	3,095,789	144,357,473	8,341,796	378,834,855	10,714,083	424,752,312

Distributions reinvested	—	—	2,214,111	90,955,662	—	—

Redemptions	(5,237,856)	(242,814,902)	(16,979,946)	(758,929,521)	(14,038,919)	(550,381,508)

Net decrease	(2,142,067)	(98,457,429)	(6,424,039)	(289,139,004)	(3,324,836)	(125,629,196)

Class B shares

Subscriptions	7,490	282,172	42,934	1,577,472	200,962	6,537,769

Distributions reinvested	—	—	61,945	2,077,003	—	—

Redemptions(c)	(222,593)	(8,464,597)	(790,147)	(29,035,791)	(1,174,355)	(38,216,090)

Net decrease	(215,103)	(8,182,425)	(685,268)	(25,381,316)	(973,393)	(31,678,321)

Class C shares

Subscriptions	713,958	27,450,019	2,060,413	76,947,943	2,457,500	81,336,688

Distributions reinvested	—	—	779,158	26,148,537	—	—

Redemptions	(1,697,010)	(64,413,720)	(3,391,920)	(123,631,420)	(3,191,183)	(104,894,885)

Net decrease	(983,052)	(36,963,701)	(552,349)	(20,534,940)	(733,683)	(23,558,197)

Class I shares

Subscriptions	—	—	5,103	246,913	367,545	15,361,697

Redemptions	—	—	(1,197,236)	(59,746,846)	(155,955)	(6,874,997)

Net increase (decrease)	—	—	(1,192,133)	(59,499,933)	211,590	8,486,700

Class R shares

Subscriptions	206,557	9,411,445	502,956	22,092,453	500,547	19,456,130

Distributions reinvested	—	—	33,521	1,343,176	—	—

Redemptions	(306,495)	(13,627,354)	(522,310)	(22,773,502)	(385,493)	(14,821,311)

Net increase (decrease)	(99,938)	(4,215,909)	14,167	662,127	115,054	4,634,819

Class R3 shares

Subscriptions	36	1,556	142	6,059	2,377	89,462

Distributions reinvested	—	—	18	720	—	—

Redemptions	—	—	(1,771)	(79,636)	(613)	(23,177)

Net increase (decrease)	36	1,556	(1,611)	(72,857)	1,764	66,285

Class R4 shares

Subscriptions	2,719	134,209	27,943	1,358,189	11,382	511,179

Distributions reinvested	—	—	992	42,449	—	—

Redemptions	(1,450)	(71,045)	(14,889)	(697,571)	(654)	(28,017)

Net increase	1,269	63,164	14,046	703,067	10,728	483,162

Class R5 shares

Subscriptions	42,034	2,075,469	173,461	8,344,340	184,115	7,625,694

Distributions reinvested	—	—	7,853	338,146	—	—

Redemptions	(36,028)	(1,739,861)	(180,863)	(8,137,987)	(157,685)	(6,539,837)

Net increase	6,006	335,608	451	544,499	26,430	1,085,857

Class Z shares

Subscriptions	2,297,824	112,005,368	4,336,605	207,542,815	14,660	657,074

Distributions reinvested	—	—	56,341	2,426,625	—	—

Redemptions	(533,107)	(26,103,494)	(934,202)	(41,695,273)	(84)	(3,953)

Net increase	1,764,717	85,901,874	3,458,744	168,274,167	14,576	653,121

Total net decrease	(1,668,132)	(61,517,262)	(5,367,992)	(224,444,190)	(4,651,770)	(165,455,770)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Seligman Communications and Information Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,	Year Ended December 31,
Class A	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$40.80	$44.71	$38.78	$24.25	$38.20	$33.24

Income from investment operations:

Net investment loss	(0.14)	(0.29)	(0.29)	(0.37)	(0.36)	(0.32)

Net realized and unrealized gain (loss)	2.17	(1.88)	6.20	14.81	(13.59)	5.28

Increase from payments by affiliate	—	0.01	0.01	—	—	—

Total from investment operations	2.03	(2.16)	5.92	14.44	(13.95)	4.96

Less distributions to shareholders:

Net realized gains	—	(1.75)	—	—	—	—

Total distributions to shareholders	—	(1.75)	—	—	—	—

Proceeds from regulatory settlement	0.06	—	0.01	0.09	—	—

Net asset value, end of period	$42.89	$40.80	$44.71	$38.78	$24.25	$38.20

Total return	5.12%(b)	(4.86%)(c)	15.29%(b)(c)	59.92%(b)	(36.52%)	14.92%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.34%(e)	1.35%(f)	1.36%	1.61%	1.52%	1.46%

Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.34%(e)	1.35%(f)(h)	1.36%	1.61%	1.52%	1.46%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.34%(e)	1.35%	1.36%	1.61%	1.52%	1.46%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.34%(e)	1.35%(h)	1.36%	1.61%	1.52%	1.46%

Net investment loss	(0.72%)(e)	(0.65%)(h)	(0.72%)	(1.18%)	(1.12%)	(0.89%)

Supplemental data

Net assets, end of period (in thousands)	$2,573,957	$2,536,229	$3,066,071	$2,788,834	$1,642,388	$2,907,051

Portfolio turnover	38%	66%	105%	150%	133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$33.29		$37.09		$32.42		$20.43		$32.42		$28.42

Income from investment operations:

Net investment loss	(0.23)		(0.52)		(0.49)		(0.51)		(0.52)		(0.50)

Net realized and unrealized gain (loss)	1.78		(1.53)		5.14		12.42		(11.47)		4.50

Increase from payments by affiliate	—		0.00(b)		0.01		—		—		—

Total from investment operations	1.55		(2.05)		4.66		11.91		(11.99)		4.00

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—		—		—

Total distributions to shareholders	—		(1.75)		—		—		—		—

Proceeds from regulatory settlement	0.05		—		0.01		0.08		—		—

Net asset value, end of period	$34.89		$33.29		$37.09		$32.42		$20.43		$32.42

Total return	4.81%	(c)	(5.57%	)(d)	14.40%	(c)(d)	58.69%	(c)	(36.98%	)	14.07%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%	(f)	2.10%	(g)	2.11%		2.39%		2.27%		2.21%

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.10%	(f)	2.10%	(g)(i)	2.11%		2.39%		2.27%		2.21%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%	(f)	2.10%		2.11%		2.39%		2.27%		2.21%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.10%	(f)	2.10%	(i)	2.11%		2.39%		2.27%		2.21%

Net investment loss	(1.47%	)(f)	(1.40%	)(i)	(1.48%	)	(1.97%	)	(1.87%	)	(1.64%	)

Supplemental data

Net assets, end of period (in thousands)	$49,373		$54,282		$85,897		$106,646		$94,086		$269,316

Portfolio turnover	38%		66%		105%		150%		133%		206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class C	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$33.32	$37.12	$32.44	$20.44	$32.43	$28.44

Income from investment operations:

Net investment loss	(0.23)	(0.51)	(0.49)	(0.51)	(0.50)	(0.50)

Net realized and unrealized gain (loss)	1.77	(1.54)	5.15	12.43	(11.49)	4.49

Increase from payments by affiliate	—	0.00(b)	0.01	—	—	—

Total from investment operations	1.54	(2.05)	4.67	11.92	(11.99)	3.99

Less distributions to shareholders:

Net realized gains	—	(1.75)	—	—	—	—

Total distributions to shareholders	—	(1.75)	—	—	—	—

Proceeds from regulatory settlement	0.05	—	0.01	0.08	—	—

Net asset value, end of period	$34.91	$33.32	$37.12	$32.44	$20.44	$32.43

Total return	4.77%(c)	(5.56%)(d)	14.43%(c)(d)	58.71%(c)	(36.97%)	14.03%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09%(f)	2.10%(g)	2.11%	2.36%	2.27%	2.21%

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.09%(f)	2.10%(g)(i)	2.11%	2.36%	2.27%	2.21%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09%(f)	2.10%	2.11%	2.36%	2.27%	2.21%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.09%(f)	2.10%(i)	2.11%	2.36%	2.27%	2.21%

Net investment loss	(1.47%)(f)	(1.40%)(i)	(1.48%)	(1.94%)	(1.87%)	(1.64%)

Supplemental data

Net assets, end of period (in thousands)	$668,588	$670,843	$767,800	$694,889	$447,159	$268,391

Portfolio turnover	38%	66%	105%	150%	133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class I	2012(a)		2011		2010		2009(b)
Per share data

Net asset value, beginning of period	$42.82		$46.62		$40.29		$34.44

Income from investment operations:

Net investment loss	(0.06)		(0.20)		(0.13)		(0.08)

Net realized and unrealized gain (loss)	2.26		(1.86)		6.44		5.93

Increase from payments by affiliate	—		0.01		0.01		—

Total from investment operations	2.20		(2.05)		6.32		5.85

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—

Total distributions to shareholders	—		(1.75)		—		—

Proceeds from regulatory settlement	0.06		—		0.01		—

Net asset value, end of period	$45.08		$42.82		$46.62		$40.29

Total return	5.28%	(c)	(4.43%	)(d)	15.71%	(c)(d)	16.99%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.92%	(f)	0.90%	(g)	0.96%		1.00%	(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	0.92%	(f)	0.90%	(g)	0.96%		1.00%	(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.92%	(f)	0.90%		0.96%		1.00%	(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	0.92%	(f)	0.90%		0.96%		1.00%	(f)

Net investment loss	(0.30%	)(f)	(0.41%	)	(0.31%	)	(0.50%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$7		$6		$55,590		$39,507

Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12% and 0.02%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$39.79		$43.75		$38.09		$23.89		$37.73		$32.92

Income from investment operations:

Net investment loss	(0.18)		(0.39)		(0.41)		(0.46)		(0.43)		(0.41)

Net realized and unrealized gain (loss)	2.12		(1.83)		6.05		14.57		(13.41)		5.22

Increase from payments by affiliate	—		0.01		0.01		—		—		—

Total from investment operations	1.94		(2.21)		5.65		14.11		(13.84)		4.81

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—		—		—

Total distributions to shareholders	—		(1.75)		—		—		—		—

Proceeds from regulatory settlement	0.05		—		0.01		0.09		—		—

Net asset value, end of period	$41.78		$39.79		$43.75		$38.09		$23.89		$37.73

Total return	5.00%	(b)	(5.08%	)(c)	14.86%	(b)(c)	59.44%	(b)	(36.68%	)	14.61%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.59%	(e)	1.60%	(f)	1.70%		1.93%		1.77%		1.71%

Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.59%	(e)	1.60%	(f)(h)	1.70%		1.93%		1.77%		1.71%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.59%	(e)	1.60%		1.70%		1.93%		1.77%		1.71%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.59%	(e)	1.60%	(h)	1.70%		1.93%		1.77%		1.71%

Net investment loss	(0.98%	)(e)	(0.90%	)(h)	(1.06%	)	(1.50%	)	(1.37%	)	(1.14%	)

Supplemental data

Net assets, end of period (in thousands)	$41,829		$43,815		$47,554		$37,012		$19,695		$25,142

Portfolio turnover	38%		66%		105%		150%		133%		206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R3	2012(a)		2011		2010		2009(b)
Per share data

Net asset value, beginning of period	$39.98		$43.89		$38.13		$32.67

Income from investment operations:

Net investment loss	(0.16)		(0.38)		(0.35)		(0.16)

Net realized and unrealized gain (loss)	2.13		(1.79)		6.09		5.62

Increase from payments by affiliate	—		0.01		0.01		—

Total from investment operations	1.97		(2.16)		5.75		5.46

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—

Total distributions to shareholders	—		(1.75)		—		—

Proceeds from regulatory settlement	0.05		—		0.01		—

Net asset value, end of period	$42.00		$39.98		$43.89		$38.13

Total return	5.05%	(c)	(4.95%	)(d)	15.11%	(c)(d)	16.71%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.48%	(f)	1.47%	(g)	1.51%		1.54%	(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.48%	(f)	1.47%	(g)	1.51%		1.54%	(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.48%	(f)	1.47%		1.51%		1.54%	(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.48%	(f)	1.47%		1.51%		1.54%	(f)

Net investment loss	(0.85%	)(f)	(0.85%	)	(0.90%	)	(1.08%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$26		$23		$96		$16

Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, and 0.02%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class R4	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$42.50	$46.42	$40.24	$34.44

Income from investment operations:

Net investment loss	(0.12)	(0.25)	(0.24)	(0.12)

Net realized and unrealized gain (loss)	2.25	(1.93)	6.40	5.92

Increase from payments by affiliate	—	0.01	0.01	—

Total from investment operations	2.13	(2.17)	6.17	5.80

Less distributions to shareholders:

Net realized gains	—	(1.75)	—	—

Total distributions to shareholders	—	(1.75)	—	—

Proceeds from regulatory settlement	0.06	—	0.01	—

Net asset value, end of period	$44.69	$42.50	$46.42	$40.24

Total return	5.15%(c)	(4.71%)(d)	15.36%(c)(d)	16.84%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.23%(f)	1.23%(g)	1.26%	1.28%(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.23%(f)	1.23%(g)	1.26%	1.28%(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.23%(f)	1.23%	1.26%	1.28%(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.23%(f)	1.23%	1.26%	1.28%(f)

Net investment loss	(0.60%)(f)	(0.54%)	(0.58%)	(0.76%)(f)

Supplemental data

Net assets, end of period (in thousands)	$1,172	$1,061	$507	$8

Portfolio turnover	38%	66%	105%	150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12% and 0.02%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R5	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$42.77		$46.60		$40.28		$25.08		$39.32		$34.07

Income from investment operations:

Net investment loss	(0.07)		(0.12)		(0.15)		(0.27)		(0.21)		(0.17)

Net realized and unrealized gain (loss)	2.27		(1.97)		6.45		15.38		(14.03)		5.42

Increase from payments by affiliate	—		0.01		0.01		—		—		—

Total from investment operations	2.20		(2.08)		6.31		15.11		(14.24)		5.25

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—		—		—

Total distributions to shareholders	—		(1.75)		—		—		—		—

Proceeds from regulatory settlement	0.06		—		0.01		0.09		—		—

Net asset value, end of period	$45.03		$42.77		$46.60		$40.28		$25.08		$39.32

Total return	5.28%	(b)	(4.49%	)(c)	15.69%	(b)(c)	60.60%	(b)	(36.22%	)	15.41%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.98%	(e)	0.97%	(f)	1.00%		1.27%		1.04%		1.01%

Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.98%	(e)	0.97%	(f)	1.00%		1.27%		1.04%		1.01%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.98%	(e)	0.97%		1.00%		1.27%		1.04%		1.01%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.98%	(e)	0.97%		1.00%		1.27%		1.04%		1.01%

Net investment loss	(0.35%	)(e)	(0.27%	)	(0.37%	)	(0.87%	)	(0.64%	)	(0.44%	)

Supplemental data

Net assets, end of period (in thousands)	$18,085		$16,922		$18,414		$14,853		$20,164		$33,473

Portfolio turnover	38%		66%		105%		150%		133%		206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class Z	2012(a)		2011		2010(b)
Per share data

Net asset value, beginning of period	$42.77		$46.62		$41.62

Income from investment operations:

Net investment loss	(0.09)		(0.15)		(0.06)

Net realized and unrealized gain (loss)	2.27		(1.96)		5.05

Increase from payments by affiliate	—		0.01		0.01

Total from investment operations	2.18		(2.10)		5.00

Less distributions to shareholders:

Net realized gains	—		(1.75)		—

Total distributions to shareholders	—		(1.75)		—

Proceeds from regulatory settlement	0.06		—		—

Net asset value, end of period	$45.01		$42.77		$46.62

Total return	5.24%	(c)	(4.53%	)(d)	12.01%	(d)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.09%	(f)	1.09%	(g)	1.13%	(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.09%	(f)	1.09%	(g)(i)	1.13%	(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.09%	(f)	1.09%		1.13%	(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.09%	(f)	1.09%	(i)	1.13%	(f)

Net investment loss	(0.45%	)(f)	(0.33%	)(i)	(0.50%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$235,749		$148,571		$679

Portfolio turnover	38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	During the period ended May 31, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

Annual Report 2012	27

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

28	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at May 31, 2012, if any.

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the period ended May 31, 2012 and the year ended December 31, 2011:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	May 31, 2012 Forward Foreign Currency Exchange Contracts ($)	December 31, 2011 Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(466,147)	(310,299)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	May 31, 2012 Forward Foreign Currency Exchange Contracts ($)	December 31, 2011 Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—	—

The following table is a summary of the volume of derivative instruments for the period ended May 31, 2012 and the year ended December 31, 2011:

Derivative Instrument	May 31, 2012 Contracts Opened	December 31, 2011 Contracts Opened
Forward Foreign Currency Exchange Contracts	16	51

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Annual Report 2012	29

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective management fee rate was 0.85% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended December 31, 2011, other expenses paid to this company were $6,893 and $19,266, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

30	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended December 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011
Class A	0.16%	0.17%
Class B	0.16	0.17
Class C	0.16	0.17
Class R	0.16	0.17
Class R3	0.04	0.05
Class R4	0.04	0.04
Class R5	0.04	0.04
Class Z	0.15	0.15

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $3,082,100. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $2,047,657 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $41,609.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $20,593,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

Annual Report 2012	31

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

$1,064,578 for Class A, $28,804 for Class B and $17,242 for Class C shares for the period ended May 31, 2012 and $2,436,831 for Class A, $101,920 for Class B and $41,275 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, there was no contractual limitation.

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.54%
Class B	2.29
Class C	2.29
Class I	1.17
Class R	1.79
Class R3	1.72
Class R4	1.47
Class R5	1.22
Class Z	1.29

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$14,016,399
Accumulated net realized gain	(14,016,399)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Ordinary income	$ —	$ —	$ —
Long-term capital gains	—	150,000,587	—
Total	$ —	$150,000,587	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$61,472,333
Undistributed accumulated long-term gain	139,333,391
Unrealized appreciation	157,982,644

At May 31, 2012, the cost of investments for federal income tax purposes was $3,745,144,748 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$453,105,567
Unrealized depreciation	(294,979,976)
Net unrealized appreciation	$158,125,591

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

32	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,390,868,463 and $1,703,547,310, respectively, for the period ended May 31, 2012.

Note 6. Regulatory Settlements

During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received $4,675,209 and $757,126, respectively as a result of a regulatory settlement proceedings brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. These amounts represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Payments by Affiliates

During the year ended December 31, 2011, the Investment Manager reimbursed the Fund $468,984 for a loss on a trading error.

Note 8. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended December 31, 2011, is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $333,658,422 were on loan, secured by cash collateral of $348,981,581 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 9. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 13.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility

Annual Report 2012	33

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended May 31, 2012. For the year ended December 31, 2011, the average daily loan balance outstanding on days when borrowing existed was $7,875,000 at a weighted average interest rate of 1.45%.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Seligman Communications and Information Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Seligman Communication & Information Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communication & Information Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations for the period ended May 31, 2012 and for the year end December 31, 2011, the statements of changes in net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Seligman Communication & Information Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the period ended May 31, 2012 and for the year end December 31, 2011, the changes in its net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and the financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	35

Columbia Seligman Communications and Information Fund

Federal Income Tax Information

(Unaudited)

Fiscal year ended May 31, 2012

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36	Annual Report 2012

Columbia Seligman Communications and Information Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	37

Columbia Seligman Communications and Information Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

38	Annual Report 2012

Columbia Seligman Communications and Information Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	39

Columbia Seligman Communications and Information Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

40	Annual Report 2012

Columbia Seligman Communications and Information Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	41

Columbia Seligman Communications and Information Fund

Board Members and Officers (continued)

Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

42	Annual Report 2012

Columbia Seligman Communications and Information Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	43

Columbia Seligman Communications and Information Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

44	Annual Report 2012

Columbia Seligman Communications and Information Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Seligman Communications and Information Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9907 E (7/12)

Annual Report May 31, 2012

Columbia U.S. Government Mortgage Fund

Columbia U.S. Government Mortgage Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia U.S. Government Mortgage Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia U.S. Government Mortgage Fund

Performance Overview

Performance Summary

>	For the 12-month period that ended May 31, 2012, Columbia U.S. Government Mortgage Fund (the fund) Class A shares rose 6.55% excluding sales charge.

>	The fund outperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which gained 4.95%.

>

The fund’s strong relative performance can be attributed primarily to having a significant weighting in lower coupon agency-issued mortgage-backed securities with a particular emphasis on 15-year mortgages.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A
Excluding sales charges	02/14/02	6.55	6.93	5.47
Including sales charges		1.53	5.89	4.97
Class B
Excluding sales charges	02/14/02	5.73	6.15	4.68
Including sales charges		0.73	5.83	4.68
Class C
Excluding sales charges	02/14/02	5.73	6.16	4.68
Including sales charges		4.73	6.16	4.68
Class I*	03/04/04	6.90	7.35	5.79
Class R4	02/14/02	6.41	7.41	5.80
Class Z*	09/27/10	6.82	7.06	5.54
Barclays U.S. Mortgage-Backed Securities Index		4.95	6.55	5.47

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2002 — May 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2012	3

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance

Portfolio Management

Jason J. Callan

Tom Heuer, CFA

At May 31, 2012, approximately 41% of the fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia U.S. Government Mortgage Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 20, Class I capital stock transactions for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia U.S. Government Mortgage Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the fund’s expenses, see the discussions beginning on pages 6 and 31.

For the 12-month period that ended May 31, 2012, the fund’s Class A shares rose 6.55% excluding sales charge. The fund outperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index (Barclays Index), which gained 4.95%. The fund’s strong relative performance can be attributed primarily to having a significant weighting in lower coupon agency-issued mortgage-backed securities with a particular emphasis on 15-year mortgages.

U.S. Mortgage Market Gains Ground But Lags U.S. Treasuries

The U.S. mortgage market gained solid ground but underperformed U.S. Treasury securities during the annual period as headwinds persisted due to slowing domestic and global economic activity.

Domestically, unemployment remained stubbornly high during the period. The housing market saw a modest uptick in activity from historical low levels of new and existing home sales, but the S&P/Case-Schiller Home Price Index hit a new cyclical low during the annual period. Global uncertainty, focused primarily on the eurozone’s continued sovereign debt concerns, weighed on the U.S. mortgage market as well. Elsewhere, economic activity in larger developing countries, such as China, Japan and India, also slowed. In turn, investors favored U.S. Treasury securities over riskier fixed income asset classes, driving U.S. Treasury yields to or near all-time lows across the spectrum of maturities during the annual period.

In an effort to lower longer-term interest rates and thereby spur spending and investment, the Federal Reserve Board (the Fed) announced a new program dubbed Operation Twist in September 2011. Through May 31, 2012, the Fed had purchased more than $225 billion of mortgage-backed securities through this program. Operation Twist particularly buoyed the performance of lower coupon mortgage-backed securities during the annual period. Another supporting factor was that mortgage-backed security prepayments remained muted relative to the level of interest rates during the annual period due to the constrained mortgage environment.

Putting some pressure on the U.S. mortgage market, especially higher coupon mortgage-backed securities, was what was commonly referred to as HARP 2.0. In an effort to improve the effectiveness of the Home Affordable Refinance Program (HARP), the Federal Housing Finance Agency (FHFA) expanded the program to include all agency-backed mortgages regardless of loan-to-value (LTV) ratios. Previously, HARP had excluded borrowers with LTV in excess of 125%.

Sizable Weighting in Lower Coupon Agency Mortgage-Backed Securities Boosted Performance

The fund’s strong relative performance can be attributed primarily to having a significant weighting in lower coupon agency-issued mortgage-backed securities with a particular emphasis on 15-year mortgages. These securities performed well, as they were largely isolated from prepayment fears and had strong sponsorship from real estate investment trusts (REITs) and from banks. The fund also benefited from having

4	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

only a modest allocation to bonds exposed to HARP 2.0, primarily higher coupon mortgage-backed securities with high LTV ratios that were originated between 2006 and 2008, as these securities lagged the Barclays Index during the annual period.

Also contributing positively to the fund’s strong relative results was security selection among specified mortgage pools. The securities the fund owned generally pre-paid at a materially slower pace than the outstanding mortgage universe overall, which added incremental yield each month. These bonds also saw significant price appreciation versus the Barclays Index due to their superior prepayment protection.

The fund’s exposure to non-agency mortgage-backed securities added value, as this sector outpaced the Barclays Index during the annual period. Within the non-agency mortgage-backed securities sector, the fund was positioned primarily in high quality, investment grade, seasoned, prime non-agency mortgage-backed securities that have a superior credit profile and that we believed offered an attractive risk-adjusted return profile.

Duration Positioning Detracted from Returns but Reflected Our Concerns

The most significant detractor from the fund’s results was its duration positioning. As interest rates declined, the fund’s shorter duration position than the Barclays Index hurt relative results. (Duration is a measure of the fund’s sensitivity to changes in interest rates.) Our focus, however, was on maximizing absolute total returns, generating strong relative returns and minimizing net asset value volatility. With U.S. interest rates at or near generational, or in some cases, all-times lows, we firmly believed that the risk-reward dynamic was skewed in our favor to maintain a duration posture shorter than that of the Barclays Index.

Changes Made to Portfolio Based on View of HARP 2.0

We did not believe there would be a broad-based, one-size-fits-all government-sponsored refinancing plan, but we did believe the changes made to HARP could have modest success for a subsector of the U.S. mortgage market. As a result, during the annual period, we significantly decreased the fund’s exposure to agency-issued mortgage-backed securities we considered most likely to participate in HARP 2.0, including mortgages originated before May 2009 held by “underwater” borrowers (that is, those who owe more than their property is worth) with above-market rates. We correspondingly increased the fund’s exposure during the annual period to lower coupon agency-issued mortgage-backed securities, primarily those with 15-year maturities.

The fund’s portfolio turnover rate for the 12-month period was 545%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Looking Ahead

In our view, the U.S. housing market is likely to continue to recover, albeit slowly due to the persistent overhangs of distressed properties and shadow inventory. Given the fragile recovery anticipated by many, we believe the Fed should remain supportive of the U.S. mortgage market in the months ahead by continuing to maintain its sponsorship in the mortgage-backed securities market.

Credit conditions, in our opinion, are likely to remain tight. There may well be ongoing talk of reducing the government sponsored enterprise/government footprint for mortgage finance by trying to induce private capital. However, if implemented, we believe this will be a long process as many hurdles remain.

Portfolio Breakdown (%) (at May 31, 2012)
Asset-Backed Securities — Non-Agency	1.8
Commercial Mortgage-Backed Securities — Agency	0.9
Commercial Mortgage-Backed Securities — Non-Agency	0.9
Residential Mortgage-Backed Securities — Agency	78.9
Residential Mortgage-Backed Securities — Non-Agency	12.3
Options Purchased	0.4
Other (a)	4.8

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at May 31, 2012)
A rating	0.8
AA rating	0.9
AAA rating	89.5
BBB rating	2.9
Non-investment grade	2.2
Not rated	3.7

Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia U.S. Government Mortgage Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.10	1,020.70	4.38	4.34	0.86
Class B	1,000.00	1,000.00	1,032.20	1,016.95	8.18	8.12	1.61
Class C	1,000.00	1,000.00	1,032.10	1,016.95	8.18	8.12	1.61
Class I	1,000.00	1,000.00	1,037.80	1,022.40	2.65	2.63	0.52
Class R4	1,000.00	1,000.00	1,034.50	1,020.90	4.17	4.14	0.82
Class Z	1,000.00	1,000.00	1,037.30	1,021.95	3.11	3.08	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency(a) 105.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO Series 3913 Class SW 09/15/40	6.361%	13,625,526	2,486,281

CMO IO Series 2008-36 Class YI 07/25/36	6.961%	13,024,895	2,176,508

CMO IO Series 2136 Class S 03/15/29	7.411%	1,971,454	320,727

CMO IO Series 2471 Class SI 03/15/32	7.711%	123,564	27,389

CMO IO Series 2936 Class AS 02/15/35	5.861%	5,178,059	857,204

CMO IO Series 2950 Class SM 03/15/35	6.461%	2,971,068	340,684

CMO IO Series 2957 Class SW 04/15/35	5.761%	7,413,926	1,233,796

CMO IO Series 3122 Class IS 03/15/36	6.461%	15,729,130	2,599,926

CMO IO Series 3280 Class SI 02/15/37	6.201%	8,199,647	1,257,130

CMO IO Series 3453 Class W 12/15/32	7.158%	17,683,470	3,611,067

CMO IO Series 3550 Class EI 07/15/39	6.161%	26,002,271	4,694,133

CMO IO Series 3588 Class WI 10/15/12	6.054%	6,835,808	91,494

CMO IO Series 3600 Class DI 01/15/13	1.718%	4,368,847	33,232

CMO IO Series 3630 Class AI 03/15/17	1.931%	1,493,173	58,324

CMO IO Series 3708 Class SA 05/15/40	6.211%	7,803,735	1,011,221

CMO IO Series 3761 Class KS 06/15/40	5.761%	5,160,518	851,482

CMO IO Series 3922 Class SH 09/15/41	5.661%	37,631,433	7,769,943

CMO IO Series 3960 Class SL 11/15/41	6.261%	9,720,653	2,201,031

CMO IO Series 3962 Class NS 11/15/41	5.761%	34,199,777	7,198,643

CMO IO Series 3966 Class SA 12/15/41	5.661%	38,449,803	8,539,770

CMO IO Series 3984 Class QS 12/15/39	6.361%	22,015,780	4,545,642

CMO IO Series 3996 Class ES 02/15/42	6.211%	39,693,763	9,279,834

CMO IO Series 3998 Class GS 05/15/36	6.311%	6,247,241	1,162,107

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(c) 01/01/42 - 03/01/42	3.500%	41,290,528	43,533,087
03/01/41 - 10/01/41	4.000%	21,149,967	22,610,766
05/01/40 - 07/01/41	4.500%	31,669,753	34,169,488
11/01/17 - 09/01/41	5.000%	43,690,702	47,562,963
01/01/30 - 08/01/38	5.500%	55,820,966	60,778,730
04/01/33 - 03/01/38	6.000%	54,549,271	60,231,327
12/01/16 - 08/01/34	6.500%	2,035,413	2,294,799
04/01/17 - 08/01/29	7.000%	180,790	197,611
06/01/15	7.500%	156,977	166,391
10/01/17 - 06/01/31	8.000%	272,537	329,046
01/01/20	10.500%	18,023	18,116

Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 2639 Class UI 03/15/22	5.000%	265,722	10,320

CMO IO Series 3759 Class LI 11/15/34	4.000%	13,360,200	968,789

CMO IO Series 3786 Class PI 12/15/37	4.500%	12,482,471	1,676,593

CMO IO Series 3800 Class HI 01/15/40	4.500%	10,936,267	1,631,533

CMO IO Series 3807 Class NI 11/15/35	4.500%	37,112,150	5,138,626

CMO IO Series 3907 Class AI 05/15/40	5.000%	30,726,507	5,779,038

Federal Home Loan Mortgage Corp.(c)(e) 06/01/27	2.500%	49,250,000	50,658,245
06/01/27	3.000%	50,550,000	52,801,052
06/01/42	3.500%	25,000,000	26,183,595
06/01/42	4.000%	10,000,000	10,607,812

Federal National Mortgage Association(b)(c)(d) CMO IO Series 2002-60 Class SA 02/25/31	8.011%	3,873,943	711,003

CMO IO Series 2003-32 Class VS 01/25/33	7.361%	5,011,904	451,130

CMO IO Series 2004-46 Class SI 05/25/34	5.761%	10,466,543	1,513,678

CMO IO Series 2004-54 Class SW 06/25/33	5.761%	8,092,511	804,554

CMO IO Series 2005-57 Class NI 07/25/35	6.461%	5,276,905	963,469

CMO IO Series 2005-7 Class SC 02/25/35	6.461%	12,138,483	1,404,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2005-99 Class AI 12/25/35	6.411%	31,924,886	5,164,939

CMO IO Series 2006-5 Class N2 02/25/35	2.135%	176,281,147	9,501,360

CMO IO Series 2006-60 Class UI 07/25/36	6.911%	6,262,323	1,114,663

CMO IO Series 2007-102 Class ST 11/25/37	6.201%	6,694,883	1,293,362

CMO IO Series 2007-5 Class SC 02/25/37	5.871%	3,713,787	605,729

CMO IO Series 2008-7 Class SA 02/25/38	7.311%	4,082,721	647,864

CMO IO Series 2010-3 Class DI 04/25/34	1.747%	34,604,101	1,835,668

CMO IO Series 2011-51 Class CI 06/25/41	5.761%	27,248,646	5,781,160

Federal National Mortgage Association(c)
02/01/27 - 04/01/27	3.000%	47,433,523	49,939,713
10/01/14	3.380%	2,410,453	2,520,123
03/01/42	3.500%	22,547,180	23,765,901
07/01/19 - 04/01/42	4.000%	167,346,207	179,108,254
06/01/25 - 09/01/41	4.500%	231,030,839	251,363,209
11/01/17 - 09/01/41	5.000%	186,808,826	204,563,048
03/01/23 - 04/01/41	5.500%	87,615,004	96,784,157
03/01/17 - 09/01/38	6.000%	24,801,122	27,636,889
08/01/16 - 10/01/37	6.500%	24,952,092	28,291,788
10/01/12 - 01/01/33	7.000%	4,713,084	5,551,855
01/01/17 - 09/01/28	7.500%	440,233	523,953
03/01/13 - 04/01/25	8.000%	270,017	310,950
11/01/37	8.500%	63,057	72,939
10/01/31	9.500%	94,744	103,364

Federal National Mortgage Association(c)(d) CMO IO Series 2003-119 Class GI 12/25/33	4.500%	351,531	50,893

CMO IO Series 2003-63 Class IP 07/25/33	6.000%	856,062	144,692

CMO IO Series 2003-71 Class IM 12/25/31	5.500%	175,965	14,813

CMO IO Series 2004-84 Class GI 12/25/22	5.000%	20,475	624

CMO IO Series 2005-70 Class YJ 08/25/35	5.500%	54,883	126

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2009-7 Class LI 02/25/39	7.000%	9,517,322	1,966,296

CMO IO Series 2011-142 Class CI 07/25/41	5.500%	43,220,471	6,120,507

Federal National Mortgage Association(c)(e) 05/01/27 - 07/01/27	2.500%	277,779,365	285,696,168
07/01/27	3.000%	100,000,000	104,453,125
06/01/42	3.500%	34,000,000	35,684,061
08/01/37	5.500%	30,347,527	33,351,300
06/01/42	6.500%	9,000,000	10,126,406

Federal National Mortgage Association(c)(f) 01/01/33	5.500%	185,062	203,495
06/01/29	6.000%	1,459,862	1,636,520
05/01/32	6.500%	51,763	59,247

Government National Mortgage Association(b)(c)(d) CMO IO Series 2003-112 Class TS 10/20/32	6.710%	7,000,000	651,218

CMO IO Series 2002-66 Class SA 12/16/25	7.411%	6,472,794	1,199,070

CMO IO Series 2004-32 Class HS 05/16/34	6.361%	5,092,149	1,085,497

CMO IO Series 2012-41 Class SA 03/20/42	6.360%	16,395,594	4,648,071

CMO IO Series 2012-48 Class SA 04/16/42	6.411%	26,820,619	6,312,203

Government National Mortgage Association(c) 09/15/33 - 05/15/40	5.000%	16,675,645	18,506,247
12/15/32	6.000%	187,432	213,965
12/15/31 - 02/15/32	6.500%	635,137	744,003
02/15/30 - 03/15/30	7.000%	158,390	190,623
11/15/14	8.000%	2,197	2,232

Government National Mortgage Association(c)(d) CMO IO Series 2007-17 Class CI 04/16/37	7.500%	2,066,201	576,193

CMO IO Series 2010-116 Class IL 06/20/38	4.500%	9,859,836	1,179,585

CMO IO Series 2010-133 Class QI 09/16/34	4.000%	29,115,920	2,645,880

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2010-152 Class KI 07/20/36	4.000%	21,910,510	2,240,126

CMO IO Series 2010-165 Class IL 08/20/36	4.000%	10,632,964	1,111,411

CMO IO Series 2010-167 Class GI 02/20/38	4.000%	8,369,603	1,094,784

Government National Mortgage Association(c)(e) 06/01/42	4.000%	8,000,000	8,742,500

Vendee Mortgage Trust(b)(c)(d) CMO IO Series 1998-1 Class 2IO 03/15/28	0.412%	3,523,975	33,579

CMO IO Series 1998-3 Class IO 03/15/29	0.263%	4,268,961	20,945

Total Residential Mortgage-Backed Securities — Agency (Cost: $1,879,795,821)			1,922,730,651

Residential Mortgage-Backed Securities — Non-Agency 16.5%
American General Mortgage Loan Trust(b)(c)(g) CMO Series 2010-1A Class A1 03/25/58	5.150%	13,574,674	13,742,269

CMO Series 2010-1A Class A3 03/25/58	5.650%	12,000,000	12,578,616

CMO Series 2010-1A Class A4 03/25/58	5.650%	8,000,000	8,233,192

BCAP LLC Trust CMO Series 2010-RR6 Class 6A1(b)(c)(g) 07/26/37	4.000%	657,532	658,238

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(c)(g) 08/27/37	6.000%	3,986,164	4,181,766

Banc of America Funding Corp. CMO Series 2005-1 Class 1A7(c) 02/25/35	5.500%	463,447	464,691

Castle Peak Loan Trust(b)(c)(g) CMO Series 2011-1 Class 22A2 05/25/52	11.125%	4,182,000	4,163,599

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2012-1A Class A2 05/25/52	9.988%	17,200,000	17,200,000

Castle Peak Loan Trust(c)(g) CMO Series 2010-NPL1 Class B 12/25/50	8.000%	17,361,066	17,339,365

CMO Series 2012-1A Class A1 05/25/52	5.000%	21,498,017	21,498,017

Cendant Mortgage Corp. CMO Series 2003-9 Class 2A1(b)(c) 11/25/18	4.816%	1,459,036	1,487,274

Chase Mortgage Finance Corp. CMO Series 2003-S13 Class A9(c) 11/25/33	6.000%	4,428,435	4,559,676

Chaseflex Trust CMO Series 2006-1 Class A2B(b)(c) 06/25/36	0.389%	11,802,902	10,776,852

Citicorp Mortgage Securities, Inc. CMO Series 2005-8 Class 1A3(c) 11/25/35	5.500%	7,044,590	7,024,577

Citigroup Mortgage Loan Trust, Inc.(b)(c)(g) CMO Series 2009-7 Class 4A2 09/25/35	2.613%	5,600,980	3,583,416

CMO Series 2009-10 Class 1A2 09/25/33	2.456%	1,191,958	662,049

CMO Series 2009-11 Class 1A2 02/25/37	2.926%	710,201	403,134

CMO Series 2009-3 Class 4A3 10/25/33	2.440%	1,445,000	893,514

CMO Series 2009-9 Class 1A3 04/25/34	4.939%	2,489,441	1,645,990

CMO Series 2010-7 Class 3A4 12/25/35	7.002%	3,000,000	3,163,754

Citigroup Mortgage Loan Trust, Inc.(c)(g)

CMO Series 2009-12 Class 1A2 11/25/35	5.750%	1,642,355	1,530,033

CMO Series 2009-2 Class 4A2 03/25/36	5.500%	5,276,022	5,026,236

CMO Series 2009-4 Class 10A2 02/25/36	5.500%	2,019,061	1,886,392

CMO Series 2010-6 Class 1A1 05/25/35	4.750%	2,118,928	2,135,350

Countrywide Asset-Backed Certificates CMO Series 2005-IM1 Class A2(b)(c) 11/25/35	0.519%	9,382,698	9,201,021

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Countrywide Home Loan Mortgage Pass-Through Trust(c) CMO Series 2002-31 Class A1 01/25/33	5.750%	2,278,275	2,380,522

CMO Series 2005-24 Class A35 11/25/35	5.500%	1,006,505	1,000,745

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2005-11 Class 8A9(c) 12/25/35	5.250%	16,489,982	16,443,084

Credit Suisse Mortgage Capital Certificates(b)(c)(g) CMO Series 2009-12R Class 30A1 12/27/36	6.986%	46,686	46,891

CMO Series 2009-2R Class 1A16 09/26/34	2.699%	20,000,000	14,573,632

CMO Series 2010-1R Class 37A1 02/27/37	5.000%	469,524	469,847

Credit Suisse Mortgage Capital Certificates(c)(g) CMO Series 2009-12R Class 14A1 11/27/35	5.500%	629,067	642,121

CMO Series 2010-1R Class 47A1 04/27/37	5.000%	209,988	209,947

Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(c) 04/25/33	5.500%	1,259,982	1,294,120

FDIC Trust CMO Series 2011-N1 Class A1(c)(g) 12/25/16	4.500%	385,896	386,808

Federal National Mortgage Association(c)(e) 06/01/42	4.000%	50,000,000	53,785,000

First Horizon Asset Securities, Inc. CMO Series 2005-8 Class 1A7(c) 03/25/18	5.750%	741,016	739,804

GSAA Trust Series 2005-9 Class 2A2(b)(c) 08/25/35	0.489%	2,126,663	2,119,643

JPMorgan Reremic(b)(c)(g) CMO Series 2009-13 Class 2A2 09/26/35	2.613%	2,843,299	1,289,285

CMO Series 2009-3 Class 1A2 02/26/35	2.611%	1,449,242	754,796

Jefferies & Co., Inc.(b)(c)(g) CMO Series 2009-R6 Class 4A2 04/26/35	4.844%	5,125,699	3,706,229

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jefferies & Co., Inc.(c)(g) CMO Series 2010-R4 Class 2A2 10/26/35	5.500%	3,351,084	3,450,724

Morgan Stanley Reremic Trust CMO Series 2010-R1 Class 1B(b)(c)(g) 07/26/35	2.850%	10,700,000	8,560,000

PennyMac Loan Trust Series 2011-NPL1 Class A(b)(c)(g) 09/25/51	5.250%	8,835,538	8,850,408

Prime Mortgage Trust(b)(c) CMO Series 2004-CL1 Class 3A1 02/25/34	6.817%	4,387,616	4,759,287

Prime Mortgage Trust(c)(g) CMO Series 2005-1 Class 2A1 09/25/34	5.000%	140,047	140,158

RBSSP Resecuritization Trust(b)(c)(g) CMO Series 2009-12 Class 9A1 03/25/36	5.536%	4,523,261	4,051,417

RBSSP Resecuritization Trust(c)(g) CMO Series 2009-1 Class 4A1 10/26/35	5.500%	843,143	846,557

Vericrest Opportunity Loan Transferee CMO Series 2011-NL2A Class A1(b)(c)(g) 06/25/51	5.682%	974,204	976,134

Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-12 Class 1A3(c) 11/25/35	5.500%	7,764,200	7,780,210

Wells Fargo Mortgage-Backed Securities Trust(b)(c) CMO Series 2004-Q Class 1A2 09/25/34	2.618%	2,584,638	2,578,226

CMO Series 2004L Class A7 07/25/34	4.770%	80,000	79,848

CMO Series 2005-AR16 Class 4A6 10/25/35	2.671%	22,012	21,950

Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2005-14 Class 2A1 12/25/35	5.500%	290,286	284,487

CMO Series 2005-18 Class 2A6 01/25/36	5.500%	3,881,270	3,911,711

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2007-12 Class A9 09/25/37	5.500%	143,290	143,120

Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $281,514,340)			300,315,732

Commercial Mortgage-Backed Securities — Agency 1.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K001 Class A2(b)(c) 04/25/16	5.651%	1,058,092	1,182,029

Federal National Mortgage Association(c) 10/01/19	4.430%	4,839,599	5,489,320
10/01/19	4.420%	4,267,248	4,837,657
01/01/20	4.570%	1,090,547	1,245,902
01/01/20	4.600%	1,793,402	2,051,265
05/01/24	5.030%	3,501,386	4,092,708

CMO Series 2010-M4 Class A1 06/25/20	2.520%	2,146,352	2,233,179

Total Commercial Mortgage-Backed Securities — Agency (Cost: $18,683,900)			21,132,060

Commercial Mortgage-Backed Securities — Non-Agency 1.2%
Commercial Mortgage Pass-Through Certificates Series 2011-STRT Class A(c)(g) 12/10/24	2.555%	5,000,000	5,017,840

Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(b)(c)(d) 12/15/30	0.401%	1,886,729	18,341

Morgan Stanley Capital I, Inc. Series 2003-IQ6 Class A4(c) 12/15/41	4.970%	2,660,000	2,780,713

S2 Hospitality LLC Series 2012-LV1 Class A(c)(e) 09/10/13	4.500%	15,000,000	15,000,000

Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $22,641,860)			22,816,894

Asset-Backed Securities — Non-Agency 2.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aames Mortgage Investment Trust Series 2005-3 Class A2(b)(g) 08/25/35	0.499%	9,463,058	9,102,269

Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1(b) 11/25/36	0.289%	29,565	29,416

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(b) 05/25/36	0.339%	201,927	197,955

Castle Peak Loan Trust CMO Series 2011-1 Class 1A(g) 06/25/49	7.125%	9,628,431	9,646,484

Citigroup Mortgage Loan Trust, Inc.(b) Series 2006-WFH4 Class A2 11/25/36	0.339%	45,219	45,094

Citigroup Mortgage Loan Trust, Inc.(b)(g) CMO Series 2009-6 Class 13A1 01/25/37	0.319%	35,308	35,242

Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(b)(g) 04/26/37	0.369%	820,309	806,952

HSBC Home Equity Loan Trust(b) Series 2006-2 Class M2 03/20/36	0.530%	11,724,260	10,105,492

Series 2007-2 Class M1 07/20/36	0.550%	3,805,000	2,621,965

Series 2007-3 Class M1 11/20/36	2.490%	13,800,000	9,011,924

Home Equity Asset Trust Series 2005-5 Class 1A2(b) 11/25/35	0.519%	1,020,845	1,012,343

Mastr Asset-Backed Securities Trust Series 2005-FRE1 Class A4(b) 10/25/35	0.489%	209,133	196,007

Morgan Stanley ABS Capital I Series 2005-HE3 Class M1(b) 07/25/35	0.729%	125,634	125,400

Renaissance Home Equity Loan Trust Series 2005-2 Class AF3(b) 08/25/35	4.499%	640,180	612,975

Total Asset-Backed Securities — Non-Agency (Cost: $43,911,628)			43,549,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Options Purchased Puts 0.5%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 2-Year Interest Rate Swap(h)	1	2.50	01/26/2015	388,170

Put - OTC 2-Year Interest Rate Swap(h)	1	2.10	11/28/2014	401,773

Put - OTC 3-Year Interest Rate Swap(h)	1	2.25	03/06/2015	1,363,800

Put - OTC 5-Year Interest Rate Swap(h)	1	3.00	05/17/2017	2,798,490

Options Purchased Puts (continued)
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 5-Year Interest Rate Swap(h)	1	2.75	05/31/2017	4,890,000

Total Options Purchased Puts (Cost: $12,589,950)				9,842,233

Money Market Funds 6.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(i)(j)	116,505,539	116,505,539

Total Money Market Funds (Cost: $116,505,539)		116,505,539

Total Investments (Cost: $2,375,643,038)		2,436,892,627

Other Assets & Liabilities, Net		(616,082,440)

Net Assets		1,820,810,187

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(132)	(29,093,625)	Sept. 2012	—	(22,885)

U.S. Treasury Note, 5-year	(943)	(117,108,813)	Sept. 2012	—	(399,238)

U.S. Treasury Note, 10-year	(1,089)	(145,857,938)	Sept. 2012	—	(798,954)

Total				—	(1,221,077)

Notes to Portfolio of Investments

(a)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association

06/01/42 4.000%	39,000,000	06/13/12	41,291,250	41,516,717

06/01/42 4.500%	47,000,000	06/13/12	50,400,156	50,414,841

06/01/42 5.000%	72,500,000	06/13/12	78,753,127	78,526,562

06/01/42 5.500%	55,000,000	06/13/12	60,117,188	59,967,188

06/01/42 6.000%	9,500,000	06/13/12	10,476,719	10,450,000

07/01/42 4.500%	15,000,000	07/17/12	16,059,375	16,057,032

Total				256,932,340

(b)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(f)	At May 31, 2012, investments in securities included securities valued at $2,294,090 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $194,088,671 or 10.66% of net assets.

(h)	Purchased swaptions outstanding at May 31, 2012:

Purchased Swaption Contracts Outstanding at May 31, 2012

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put - OTC 2-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.500	Jan. 2017	100,000,000	657,500	388,170

Put - OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.100	Nov. 2016	92,000,000	1,205,200	401,773

Put - OTC 3-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.250	March 2015	150,000,000	2,321,250	1,363,800

Put - OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	3.000	May 2017	100,000,000	3,516,000	2,798,490

Put - OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.750	May 2017	150,000,000	4,890,000	4,890,000

Total							12,589,950	9,842,233

(i)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(j)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	63,225,709	1,190,408,472	(1,137,128,642)	—	116,505,539	113,856	116,505,539

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices In Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,922,730,651	—	1,922,730,651

Residential Mortgage-Backed Securities — Non-Agency	—	182,746,335	117,569,397	300,315,732

Commercial Mortgage-Backed Securities — Agency	—	21,132,060	—	21,132,060

Commercial Mortgage-Backed Securities — Non-Agency	—	22,816,894	—	22,816,894

Asset-Backed Securities — Non-Agency	—	33,903,034	9,646,484	43,549,518

Total Bonds	—	2,183,328,974	127,215,881	2,310,544,855

Other

Options Purchased Puts	—	9,842,233	—	9,842,233

Money Market Funds	116,505,539	—	—	116,505,539

Total Other	116,505,539	9,842,233	—	126,347,772

Investments in Securities	116,505,539	2,193,171,207	127,215,881	2,436,892,627

Forward Sale Commitments Liability	—	(256,932,340)	—	(256,932,340)

Derivatives

Liabilities

Futures Contracts	(1,221,077)	—	—	(1,221,077)

Total	115,284,462	1,936,238,867	127,215,881	2,178,739,210

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential and Asset Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2011	3,186,161	6,350,585	—	9,536,746

Accrued discounts/premiums	—	33,716	(5,794)	27,922

Realized gain (loss)	—	—	—	—

Change in unrealized appreciation (depreciation)(a)	—	886,247	42	886,289

Sales	—	(501,983)	(3,067,728)	(3,569,711)

Purchases	—	114,238,907	12,719,964	126,958,871

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	(3,186,161)	(3,438,075)	—	(6,624,236)

Balance as of May 31, 2012	—	117,569,397	9,646,484	127,215,881

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $886,289, which is comprised of Residential Mortgage-Backed Non-Agency Securities of $886,247 and Asset-Backed Non-Agency Securities of $42.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,259,137,499)	$2,320,387,088

Affiliated issuers (identified cost $116,505,539)	116,505,539

Total investments (identified cost $2,375,643,038)	2,436,892,627

Cash	128,797

Receivable for:

Investments sold	955,433,949

Capital shares sold	7,018,249

Dividends	11,546

Interest	8,160,330

Expense reimbursement due from Investment Manager	15,972

Trustees’ deferred compensation plan	104,340

Total assets	3,407,765,810

Liabilities

Forward sales commitments, at value (proceeds receivable $257,097,815)	256,932,340

Payable for:

Investments purchased	638,166,421

Investments purchased on a delayed delivery basis	685,495,343

Capital shares purchased	1,804,404

Dividend distributions to shareholders	3,885,495

Variation margin on futures contracts	269,729

Investment management fees	20,954

Distribution fees	5,314

Transfer agent fees	117,262

Administration fees	3,159

Plan administration fees	19

Compensation of board members	53,373

Other expenses	97,470

Trustees’ deferred compensation plan	104,340

Total liabilities	1,586,955,623

Net assets applicable to outstanding capital stock	$1,820,810,187

Represented by

Paid-in capital	$1,760,306,996

Excess of distributions over net investment income	(110,300)

Accumulated net realized gain	419,504

Unrealized appreciation (depreciation) on:

Investments	61,415,064

Futures contracts	(1,221,077)

Total — representing net assets applicable to outstanding capital stock	$1,820,810,187

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$616,111,921

Shares outstanding	109,391,381

Net asset value per share	$5.63

Maximum offering price per share(a)	$5.91

Class B

Net assets	$8,495,299

Shares outstanding	1,507,447

Net asset value per share	$5.64

Class C

Net assets	$32,690,901

Shares outstanding	5,796,041

Net asset value per share	$5.64

Class I

Net assets	$739,181,440

Shares outstanding	131,332,067

Net asset value per share	$5.63

Class R4

Net assets	$80,001

Shares outstanding	14,224

Net asset value per share	$5.62

Class Z

Net assets	$424,250,625

Shares outstanding	75,376,594

Net asset value per share	$5.63

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia U.S. Government Mortgage Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income

Income:

Interest	$46,228,689

Dividends from affiliates	113,856

Total income	46,342,545

Expenses:

Investment management fees	5,437,912

Distribution fees

Class A	1,400,959

Class B	102,783

Class C	208,078

Transfer agent fees

Class A	822,270

Class B	15,661

Class C	31,396

Class R4	35

Class Z	235,445

Administration fees	836,349

Plan administration fees

Class R4	176

Compensation of board members	31,869

Custodian fees	48,407

Printing and postage fees	79,393

Registration fees	127,349

Professional fees	46,981

Other	39,641

Total expenses	9,464,704

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(534,787)

Expense reductions	(11,591)

Total net expenses	8,918,326

Net investment income	37,424,219

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	30,006,013

Futures contracts	(5,066,278)

Options contracts written	(1,813,457)

Net realized gain	23,126,278

Net change in unrealized appreciation (depreciation) on:

Investments	23,702,121

Futures contracts	(1,372,985)

Net change in unrealized appreciation	22,329,136

Net realized and unrealized gain	45,455,414

Net increase in net assets resulting from operations	$82,879,633

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment income	$37,424,219	$11,127,430

Net realized gain	23,126,278	6,067,043

Net change in unrealized appreciation	22,329,136	23,613,373

Net increase in net assets resulting from operations	82,879,633	40,807,846

Distributions to shareholders

Net investment income

Class A	(16,294,951)	(5,321,585)

Class B	(223,355)	(402,849)

Class C	(435,390)	(220,024)

Class I	(16,827,422)	(6,477,051)

Class R4	(2,069)	(3,886)

Class Z	(4,679,196)	(261,967)

Net realized gains

Class A	(1,964,435)	—

Class B	(33,269)	—

Class C	(67,446)	—

Class I	(2,083,667)	—

Class R4	(228)	—

Class Z	(331,605)	—

Total distributions to shareholders	(42,943,033)	(12,687,362)

Increase in net assets from share transactions	957,550,011	559,412,339

Proceeds from regulatory settlements (Note 6)	3,313	—

Total increase in net assets	997,489,924	587,532,823

Net assets at beginning of year	823,320,263	235,787,440

Net assets at end of year	$1,820,810,187	$823,320,263

Excess of distributions over net investment income	$(110,300)	$(568,824)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	30,269,740	168,080,491	5,449,464	28,585,257

Fund merger	—	—	81,559,951	434,872,621

Distributions reinvested	2,538,680	14,060,609	794,279	4,231,871

Redemptions	(18,490,339)	(102,497,316)	(8,319,319)	(44,244,786)

Net increase	14,318,081	79,643,784	79,484,375	423,444,963

Class B shares

Subscriptions	199,356	1,103,519	228,440	1,200,683

Fund merger	—	—	1,368,937	7,295,597

Distributions reinvested	33,422	184,976	69,737	367,770

Redemptions(b)	(1,656,556)	(9,125,597)	(2,151,896)	(11,355,816)

Net decrease	(1,423,778)	(7,837,102)	(484,782)	(2,491,766)

Class C shares

Subscriptions	4,150,487	23,087,053	394,779	2,086,477

Fund merger	—	—	1,631,888	8,713,506

Distributions reinvested	62,795	348,680	34,531	182,868

Redemptions	(1,096,568)	(6,091,092)	(393,185)	(2,093,977)

Net increase	3,116,714	17,344,641	1,668,013	8,888,874

Class I shares

Subscriptions	105,638,513	584,045,253	15,660,087	83,637,095

Distributions reinvested	3,410,662	18,910,701	1,249,287	6,605,672

Redemptions	(18,225,449)	(100,965,895)	(2,124,616)	(11,273,043)

Net increase	90,823,726	501,990,059	14,784,758	78,969,724

Class R4 shares

Subscriptions	4,774	26,433	3,256	17,057

Distributions reinvested	355	1,965	650	3,427

Redemptions	(4,021)	(22,199)	(7,326)	(39,171)

Net increase (decrease)	1,108	6,199	(3,420)	(18,687)

Class Z shares

Subscriptions	72,229,162	401,777,835	474,866	2,545,179

Fund merger	—	—	9,743,301	51,924,502

Distributions reinvested	156,771	872,881	13,287	72,099

Redemptions	(6,517,985)	(36,248,286)	(722,808)	(3,922,549)

Net increase	65,867,948	366,402,430	9,508,646	50,619,231

Total net increase	172,703,799	957,550,011	104,957,590	559,412,339

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.46		$5.16		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.16		0.17		0.25		0.21		0.23

Net realized and unrealized gain (loss)	0.19		0.34		0.37		(0.18)		(0.02)

Total from investment operations	0.35		0.51		0.62		0.03		0.21

Less distributions to shareholders:

Net investment income	(0.16)		(0.21)		(0.23)		(0.21)		(0.22)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.18)		(0.21)		(0.23)		(0.25)		(0.22)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.63		$5.46		$5.16		$4.77		$4.99

Total return	6.55%		10.10%		13.32%		0.79%		4.31%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.92%		0.98%		1.09%		1.08%		1.09%

Net expenses after fees waived or expenses reimbursed(c)	0.85%	(d)	0.87%		0.89%		0.89%		0.89%

Net investment income	2.83%	(d)	3.16%		4.98%		4.51%		4.56%

Supplemental data

Net assets, end of period (in thousands)	$616,112		$519,454		$80,371		$78,940		$95,365

Portfolio turnover	545%	(e)	465%	(e)	519%	(e)	431%	(e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.47		$5.16		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.12		0.13		0.21		0.18		0.19

Net realized and unrealized gain (loss)	0.19		0.35		0.37		(0.18)		(0.01)

Total from investment operations	0.31		0.48		0.58		—		0.18

Less distributions to shareholders:

Net investment income	(0.12)		(0.17)		(0.19)		(0.18)		(0.19)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.14)		(0.17)		(0.19)		(0.22)		(0.19)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.64		$5.47		$5.16		$4.77		$4.99

Total return	5.73%		9.45%		12.46%		0.03%		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.68%		1.81%		1.85%		1.84%		1.86%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	(d)	1.65%		1.65%		1.65%		1.65%

Net investment income	2.09%	(d)	2.43%		4.18%		3.75%		3.79%

Supplemental data

Net assets, end of period (in thousands)	$8,495		$16,024		$17,619		$24,177		$33,666

Portfolio turnover	545%	(e)	465%	(e)	519%	(e)	431%	(e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.47		$5.16		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.11		0.14		0.21		0.18		0.19

Net realized and unrealized gain (loss)	0.20		0.34		0.37		(0.18)		(0.01)

Total from investment operations	0.31		0.48		0.58		—		0.18

Less distributions to shareholders:

Net investment income	(0.12)		(0.17)		(0.19)		(0.18)		(0.19)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.14)		(0.17)		(0.19)		(0.22)		(0.19)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.64		$5.47		$5.16		$4.77		$4.99

Total return	5.73%		9.46%		12.47%		0.03%		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.67%		1.79%		1.85%		1.83%		1.85%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	(d)	1.64%		1.65%		1.65%		1.65%

Net investment income	2.03%	(d)	2.55%		4.27%		3.76%		3.80%

Supplemental data

Net assets, end of period (in thousands)	$32,691		$14,661		$5,217		$4,090		$4,186

Portfolio turnover	545%	(e)	465%	(e)	519%	(e)	431%	(e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.46		$5.15		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.17		0.20		0.26		0.23		0.25

Net realized and unrealized gain (loss)	0.20		0.35		0.37		(0.18)		(0.02)

Total from investment operations	0.37		0.55		0.63		0.05		0.23

Less distributions to shareholders:

Net investment income	(0.18)		(0.24)		(0.25)		(0.23)		(0.24)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.20)		(0.24)		(0.25)		(0.27)		(0.24)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.63		$5.46		$5.15		$4.77		$4.99

Total return	6.90%		10.76%		13.58%		1.21%		4.74%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.52%		0.62%		0.62%		0.61%		0.63%

Net expenses after fees waived or expenses reimbursed(c)	0.52%		0.48%		0.47%		0.48%		0.48%

Net investment income	3.12%		3.76%		5.33%		4.93%		4.97%

Supplemental data

Net assets, end of period (in thousands)	$739,181		$221,198		$132,495		$221,584		$221,548

Portfolio turnover	545%	(d)	465%	(d)	519%	(d)	431%	(d)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.46		$5.15		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.16		0.19		0.25		0.23		0.23

Net realized and unrealized gain (loss)	0.18		0.34		0.37		(0.10)		(0.01)

Total from investment operations	0.34		0.53		0.62		0.13		0.22

Less distributions to shareholders:

Net investment income	(0.16)		(0.22)		(0.24)		(0.31)		(0.23)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.18)		(0.22)		(0.24)		(0.35)		(0.23)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.62		$5.46		$5.15		$4.77		$4.99

Total return	6.41%		10.44%		13.25%		2.82%		4.46%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.82%		0.93%		0.93%		0.89%		0.93%

Net expenses after fees waived or expenses reimbursed(c)	0.80%		0.78%		0.77%		0.70%		0.75%

Net investment income	2.87%		3.50%		5.09%		4.38%		4.69%

Supplemental data

Net assets, end of period (in thousands)	$80		$72		$85		$64		$42,429

Portfolio turnover	545%	(d)	465%	(d)	519%	(d)	431%	(d)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012		2011(a)
Per share data

Net asset value, beginning of period	$5.46		$5.27

Income from investment operations:

Net investment income	0.16		0.11

Net realized and unrealized gain	0.21		0.23

Total from investment operations	0.37		0.34

Less distributions to shareholders:

Net investment income	(0.18)		(0.15)

Net realized gains	(0.02)		—

Total distributions to shareholders	(0.20)		(0.15)

Proceeds from regulatory settlements	0.00(b)		—

Net asset value, end of period	$5.63		$5.46

Total return	6.82%		6.59%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.68%		0.62%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.61%	(f)	0.58%	(d)

Net investment income	2.96%	(f)	3.12%	(d)

Supplemental data

Net assets, end of period (in thousands)	$424,251		$51,912

Portfolio turnover	545%	(g)	465%	(g)

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285% and 253% for the years ended May 31, 2012 and 2011, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2012	27

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to protect gains and to maintain a stable amount of interest rate risk or duration within the portfolio. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

28	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended May 31, 2012 are as follows:

	Puts		Calls
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2011	—	—	—	—
Opened	1,272	433,330	2,530	605,655
Closed	(350)	(190,586)	(1,884)	(314,451)
Expired	(922)	(242,744)	(646)	(291,204)
Balance at May 31, 2012	—	—	—	—

Swaptions

The Fund entered into swaption contracts. Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates, hedge the fair value of other Fund investments and as part of an investment strategy to maintain a stable amount of interest rate risk or duration within the portfolio. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and equivalent liability in the Statement of Assets and Liabilities and is subsequently adjusted to the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

At May 31, 2012, cash collateral of $4,967,214 was pledged to Columbia U.S. Government Mortgage Fund for outstanding swaption contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value — unaffiliated issuers	9,842,233
Total		9,842,233

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	1,221,077	*
Total		1,221,077	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	(5,066,278)	(871,533)	(5,937,811)
Total	(5,066,278)	(871,533)	(5,937,811)

Annual Report 2012	29

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	(1,372,985)	(2,767,442)	(4,140,427)
Total	(1,372,985)	(2,767,442)	(4,140,427)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	13,523
Options Contracts	90,177,480	*

*	Includes 90,170,000 of index options with a contract size of $0.01.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

30	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.43% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the

Annual Report 2012	31

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $5,731.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class R4	0.05
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $11,591.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $719,000 and $190,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

32	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $509,058 for Class A, $6,278 for Class B and $7,103 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below ), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.56
Class R4	0.86
Class Z	0.61

Prior to August 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.89%
Class B	1.65
Class C	1.64
Class I	0.48
Class R4	0.78
Class Z	0.64

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.50
Class R4	0.80
Class W	0.86
Class Z	0.61

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for futures and options contracts and deferral/reversal of wash sales losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,496,688
Accumulated net realized gain	(1,496,688)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$41,462,571	$12,687,362
Long-term capital gains	1,480,462	—
Total	$42,943,033	$12,687,362

Annual Report 2012	33

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$29,439,950
Undistributed accumulated long-term gain	3,533,450
Unrealized appreciation	31,415,286

At May 31, 2012, the cost of investments for federal income tax purposes was $2,390,664,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$57,996,514
Unrealized depreciation	(11,768,812)
Net unrealized appreciation	$46,227,702

For the year ended May 31, 2012, $11,107,653 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $8,795,587,111 and $7,695,872,489, respectively, for the year ended May 31, 2012, of which $8,138,812,803 and $7,308,021,029, respectively, were U.S. government securities.

Note 6. Regulatory Settlements

During the year ended May 31, 2012, the Fund received $3,313 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A.

(JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

34	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 20.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 38.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Federal Securities Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $283,679,532 and the combined net assets immediately after the acquisition were $786,485,758.

The merger was accomplished by a tax-free exchange of 94,304,077 shares of Columbia Federal Securities Fund valued at $502,806,226 (including unrealized appreciation of $1,352,632).

In exchange for Columbia Federal Securities Fund shares, the Fund issued the following number of shares:

Shares
Class A	81,559,951
Class B	1,368,937
Class C	1,631,888
Class Z	9,743,301

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Federal Securities Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Federal Securities Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on June 1, 2010, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation, and net increase in net assets from operations for the year ended May 31, 2011 would have been approximately $21.3 million, $15.9 million, $14.3 million, and $51.5 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and

Annual Report 2012	35

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia U.S. Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Government Mortgage Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	37

Columbia U.S. Government Mortgage Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2012

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.17%

Capital gain distribution — the Fund designates $1,480,462 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Annual Report 2012	39

Columbia U.S. Government Mortgage Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

40	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Board Members and Officers (continued)

Independent Board Members (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Annual Report 2012	41

Columbia U.S. Government Mortgage Fund

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

42	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 53	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010

Annual Report 2012	43

Columbia U.S. Government Mortgage Fund

Board Members and Officers (continued)

Officers (continued)
Name, Address, Age	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008-November 2008; Managing Director and Associate General Counsel of Seligman, January 2005-July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

44	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Government Mortgage Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Annual Report 2012	45

Columbia U.S. Government Mortgage Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia U.S. Government Mortgage Fund

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48	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6245 P (07/12)

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the fifteen series of the registrant whose reports to stockholders are included in this annual filing. Three series commenced operations during the period and six series changed their fiscal year end during the period effective May 31, 2012, two from September 30, one from June 30 and three from December 31. The fees presented for 2012 represent the fiscal year ended May 31, 2012 for nine series, the eight month period ended May 31, 2012 for two series, the eleven month period ended May 31, 2012 for one series and the five month period ended May 31, 2012 for three series. The fees presented for 2011 include information for fiscal year ended May 31, 2011 for nine series, September 30, 2011 for two series, June 30, 2011 for one series and December 31, 2011 for three series.

(a)	Audit Fees. The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$386,671	$191,847	$20,127	$40,254	$60,381

(b)	Audit-Related Fees. The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, consents for new share classes and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$5,250	$4,402	$1,804	$4,975	$1,125

The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2012 were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$175,753	$96,000	$156,000	$176,000	$89,800

(c)	Tax Fees. The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$42,490	$18,288	$3,217	$6,432	$16,746

The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2011 were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$112,543	$124,620	$124,620	$124,620	$95,523

(d)	All Other Fees. The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$0	$0	$0	$0	$0

The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$0	$0	$0	$0	$0

(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended May 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2012	May 31, 2011 (for nine series)	June 30, 2011 (for one series)	September 30, 2011 (for two series)	December 31, 2011 (for three series)
$5,498,882	$1,399,520	$1,786,803	$2,100,015	$3,528,086

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 23, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 23, 2012